OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  August 31, 2013
                                                 Estimated average burden
                                                 hours per response.....18.9



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                          Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2012 through June 30, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                                                           [LOGO] PIONEER
                                                                  Investments(R)







                                                PIONEER VARIABLE CONTRACTS TRUST



                             Pioneer Bond VCT Portfolio -- Class I and II Shares



                                                               SEMIANNUAL REPORT


                                                                   June 30, 2012






Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


T a b l e   o f   C o n t e n t s
---------------------------------------------------------

Pioneer Bond VCT Portfolio

  Portfolio and Performance Update               2

  Comparing Ongoing Portfolio Expenses           3

  Portfolio Management Discussion                4

  Schedule of Investments                        7

  Financial Statements                          22

  Notes to Financial Statements                 27

  Trustees, Officers and Service Providers      31

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/12
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Corporate Bonds                                        32.2%
U.S. Government Securities                                  18.6%
Collateralized Mortgage Obligations                         17.7%
Senior Secured Loans                                         9.9%
Municipal Bonds                                              7.0%
International Corporate Bonds                                5.9%
Asset Backed Securities                                      5.4%
Convertible Preferred Stocks                                 1.3%
Convertible Corporate Bonds                                  0.9%
U.S. Preferred Stocks                                        0.6%
Foreign Government Bonds                                     0.5%

Quality Distribution
(As a percentage of total investment in securities)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

AAA                                                         35.5%
AA                                                           5.0%
A                                                           12.8%
BBB                                                         29.8%
BB                                                           9.2%
B                                                            4.8%
CCC                                                          1.3%
Cash Equivalent                                              0.3%
Not Rated                                                    1.3%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Five Largest Holdings
(As a percentage of total long-term holdings)*

-------------------------------------------------------
 1.   U.S. Treasury Bonds, 4.5%,
        2/15/36                                  1.82%
-------------------------------------------------------
 2.   U.S. Treasury Bonds, 4.375%,
        5/15/41                                  1.81
-------------------------------------------------------
 3.   State Street Capital Trust III,
        Floating Rate Note, 1/29/49
        (Perpetual)                              1.33
-------------------------------------------------------
 4.   Wachovia Bank Commercial
        Mortgage Trust, 4.803%,
        10/15/41                                 1.16
-------------------------------------------------------
 5.   SLM Corp., Floating Rate Note,
        7/25/14                                  1.12
-------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/12
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                  6/30/12           12/31/11
  Class I                                  $11.27             $11.89
  Class II                                 $11.28             $11.90

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
1/1/12 - 6/30/12            Income         Capital Gains     Capital Gains
  Class I                   $0.2794        $  -              $0.8355
  Class II                  $0.2633        $  -              $0.8355

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Bond VCT Portfolio at net asset value, compared to that of the Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE DATA BELOW IS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                Pioneer Bond VCT      Pioneer Bond VCT        Barclays Capital
               Portfolio, Class I    Portfolio, Class II    Aggregate Bond Index
6/02                 $10,000               $10,000                $10,000
6/03                  10,912                10,885                 11,040
6/04                  10,878                10,824                 11,075
6/05                  11,570                11,484                 11,829
6/06                  11,488                11,374                 11,733
6/07                  12,198                12,047                 12,452
6/08                  13,096                12,902                 13,339
6/09                  13,841                13,602                 14,145
6/10                  15,909                15,596                 15,489
6/11                  16,974                16,616                 16,093
6/12                  18,076                17,662                 17,296

The Barclays Capital Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(as of June 30, 2012)

                   Class I           Class II*
10 Years           6.10%             5.85%
5 Years            8.19%             7.95%
1 Year             6.50%             6.29%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Class II shares commenced operations on November 9, 2007. Performance shown for periods prior to the inception of Class II shares on November 9, 2007, is based on the performance of Class I shares reduced to reflect the higher expenses of Class II shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on actual returns from January 1, 2012 through June 30, 2012.

Share Class                                        I               II
------------------------------------------------------------------------
Beginning Account Value on 1/1/12              $1,000.00       $1,000.00
Ending Account Value on 6/30/12                $1,041.40       $1,040.90
Expenses Paid During Period*                   $    3.15       $    4.52

* Expenses are equal to the Portfolio's annualized expense ratio of 0.62% and 0.89% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2012, through June 30, 2012.

Share Class                                    I                II
----------------------------------------------------------------------
Beginning Account Value on 1/1/12          $1,000.00         $1,000.00
Ending Account Value on 6/30/12            $1,021.78         $1,020.44
Expenses Paid During Period*               $    3.12         $    4.47

* Expenses are equal to the Portfolio's annualized expense ratio of 0.62% and 0.89% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/12
--------------------------------------------------------------------------------

The fixed-income markets produced healthy results during the first half of 2012, as the performance of corporate bonds and other credit-sensitive securities improved in the face of continuing evidence of persistent, albeit slow, economic growth. In the following discussion, Kenneth J. Taubes reviews the factors that affected the performance of Pioneer Bond VCT Portfolio during the six months ended June 30, 2012. Mr. Taubes, Chief Investment Officer, U.S., and portfolio manager at Pioneer Investments, is responsible for the daily management of the Portfolio.

Q: How did the Portfolio perform during the six months ended June 30, 2012?

A: Pioneer Bond VCT Portfolio Class I shares returned 4.14% at net asset value during the six months ended June 30, 2012, and Class II shares returned 4.09%. During the same six-month period, the Portfolio's benchmark, the Barclays Capital Aggregate Bond Index (the Barclays Index), returned 2.37%, while the average return of the 33 variable portfolios in Lipper's Corporate Debt A-rated Portfolios category was 3.46%. On June 30, 2012, the 30-day standardized SEC yield of the Portfolio's Class I shares was 4.57%.

Q: How would you describe the investment environment for fixed-income securities during the six months ended June 30, 2012?

A: After struggling towards the end of 2011, corporate bonds, led by the high-yield sector, returned to favor during the six-month period ended June 30, 2012, as investors' worries somewhat abated about both the European debt situation and a feared "double-dip" recession at home. In Europe, the European Central Bank's (ECB's) more accommodative monetary policy has helped to marginally improve the outlook there, easing financial liquidity problems even as the sovereign-debt problems persist. In the United States, the housing sector has shown progress, while energy costs have declined as domestic energy production has increased. Interest rates also have fallen, which has helped consumers to slightly improve their fiscal situations. While manufacturing growth has slowed a bit, we believe that is mostly due to decreased demand in Europe and Asia.

Q: How was the Portfolio positioned during the six months ended June 30, 2012, given prevailing market conditions?

A: The Portfolio's positioning during the six-month period consistently emphasized corporate bonds and other credit-sensitive debt. Although investors' fears about Europe and slowing economic growth had held back the relative performance of credit-sensitive investments in the months leading up to 2012, we held to our consistent view that the U.S. economy was recovering, albeit at a slow pace, and that improvements in the housing sector as well as modest gains in consumer spending would sustain the economic recovery. We believed that government debt, including U.S. Treasuries, was very expensive and didn't offer long-term value, especially given that little or no progress had been made in Washington, D.C., to deal with the nation's debt problem. We thought corporate debt, in particular, was relatively attractive. Corporations generally have been in good financial condition, with improving cash flows that companies have been using to reduce their debt burdens and build up their cash balances. If anything, corporations were under-investing on the growth side during the six-month period, holding back on expansion plans in light of worries about the debt situation in Europe and concerns about a lack of clarity in U.S. tax and regulatory policies. Consumers in the United States also have generally strengthened their financial positions since the downturn of 2007-08, by reducing personal debt and increasing savings rates.

A Word About Risk:

When interest rates rise, the prices of fixed- income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of issuers of the underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investments in high yield or lower-rated securities are subject to greater-than-average risk. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The emphasis on corporate bonds and credit-sensitive securities in the Portfolio throughout the six months ended June 30, 2012, in addition to underweighting Treasuries and other government agency securities, helped to drive the Portfolio's solid performance during the period as corporate bonds, led by the high-yield sector, returned to favor.

   At the end of the six-month period, on June 30, 2012, the majority of the Portfolio's assets were invested in investment-grade corporate bonds, mortgage-backed securities and other pass-through debt. High-yield, below-investment-grade debt represented 16.6% of Portfolio assets, while Treasuries and government-agency bonds accounted for 12.4% of Portfolio assets. The effective duration of the Portfolio's investments was 4.24 years (duration is a measure of a portfolio's price sensitivity to changes in interest rates), while the average maturity was 7.48 years.

Q: What types of investments most affected the Portfolio's performance during the six months ended June 30, 2012?

A: Security selection was very good for the Portfolio's performance during the six-month period, particularly among corporate securities. Among the Portfolio's top performers during the period were holdings of securities issued by SLM, also known as Sallie Mae, the former government-related institution, now privatized, that services college loans. As SLM strengthened its finances, its debt outperformed the market. Another solid performer during the period was the Portfolio's position in preferred securities issued by banking institution Wells Fargo, which increased in value as the bank continued to perform well. While the Portfolio was underweight to Treasuries during the six-month period, we did emphasize longer-term Treasuries within that area, and the Portfolio's investments in 30-year Treasuries also added to benchmark-relative performance.

   The Portfolio did, however, have some holdings that disappointed during the six-month period. The underperformers included commercial mortgage-backed securities issued by CSFB (Credit Suisse First Boston), the international financial services firm, and a small Portfolio position in securities issued by CEMEX, the global concrete company based in Mexico.

Q: What is your investment outlook?

A: Although the pace of economic growth may have slowed so far this year, the economic recovery is proceeding and we think the expansion will persist. Some key sectors are even showing signs of improvement, with housing a notable example. Moreover, recent declines in energy prices should remove one of the obstacles to growth, while modest gains in employment also should help matters by giving a boost to consumer demand.

   A growing economy should support continued improvement in the financial health of American corporations and support their ability to meet their debt obligations. At current prices, we believe that corporate debt is attractive relative to other fixed-income investments; and we find high-yield corporate bonds especially attractive. In contrast, after a year of outperformance, we believe Treasuries offer even less relative value than before. When one factors in inflation, short-term and intermediate-term Treasuries are paying negative real yields. Given all the factors discussed here, we think it makes sense to emphasize corporate debt in the Portfolio, including high-yield and investment-grade bonds as well as bank loans.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/12                            (continued)
--------------------------------------------------------------------------------

Please refer to the Schedule of Investments on pages 7 to 21 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

 Principal     Floating   S&P/Moody's
Amount ($)     Rate (b)   Ratings                                                                                Value
                                        CONVERTIBLE CORPORATE BONDS - 0.5%
                                        Semiconductors & Semiconductor Equipment - 0.5%
                                        Semiconductors - 0.5%
   175,000                A-/NR         Intel Corp., 2.95%, 12/15/35                                       $   197,969
                                                                                                           -----------
                                        Total Semiconductors & Semiconductor Equipment                     $   197,969
                                                                                                           -----------
                                        TOTAL CONVERTIBLE CORPORATE BONDS
                                        (Cost $175,395)                                                    $   197,969
                                                                                                           -----------
                                        PREFERRED STOCKS - 0.7%
                                        Banks - 0.4%
                                        Diversified Banks - 0.4%
     1,800         6.50   BBB+/A3       US Bancorp, Floating Rate Note, 12/31/99 (Perpetual)               $    51,444
     3,000         6.00   BBB+/A3       US Bancorp, Floating Rate Note, 12/31/99 (Perpetual)                    82,140
                                                                                                           -----------
                                                                                                           $   133,584
                                                                                                           -----------
                                        Total Banks                                                        $   133,584
                                                                                                           -----------
                                        Insurance - 0.3%
                                        Life & Health Insurance - 0.3%
     4,800         7.38   BB+/Baa3      Delphi Financial Group, Inc., Floating Rate Note, 5/15/37          $   118,200
                                                                                                           -----------
                                        Total Insurance                                                    $   118,200
                                                                                                           -----------
                                        TOTAL PREFERRED STOCKS
                                        (Cost $240,288)                                                    $   251,784
                                                                                                           -----------
                                        CONVERTIBLE PREFERRED STOCKS - 1.4%
                                        Banks - 1.1%
                                        Diversified Banks - 1.1%
       355                BBB+/Ba1      Wells Fargo & Co., 7.5%, 12/31/99 (Perpetual)                      $   399,375
                                                                                                           -----------
                                        Total Banks                                                        $   399,375
                                                                                                           -----------
                                        Real Estate - 0.3%
                                        Real Estate Operating Companies - 0.3%
     2,070                CCC+/Caa2     Forest City Enterprises, Inc., 7.0%, 12/31/99 (Perpetual)          $   109,581
                                                                                                           -----------
                                        Total Real Estate                                                  $   109,581
                                                                                                           -----------
                                        TOTAL CONVERTIBLE PREFERRED STOCKS
                                        (Cost $465,672)                                                    $   508,956
                                                                                                           -----------
                                        ASSET BACKED SECURITIES - 5.3%
                                        Materials - 0.2%
                                        Precious Metals & Minerals - 0.2%
    77,723         0.95   AA+/Aa2       Credit-Based Asset Servicing and Securitization LLC,
                                        Floating Rate Note, 5/25/50 (144A)                                 $    75,802
                                                                                                           -----------
                                        Total Materials                                                    $    75,802
                                                                                                           -----------
                                        Automobiles & Components - 0.3%
                                        Automobile Manufacturers - 0.3%
    35,000                NR/Aa1        Santander Drive Auto Receivables Trust, 2.66%, 1/15/16             $    35,563
    55,249                BBB/NR        Santander Drive Auto Receivables Trust, 3.35%, 6/15/17 (144A)           55,249
    40,000                A/A1          Santander Drive Auto Receivables Trust, 3.78%, 11/15/17                 41,161
                                                                                                           -----------
                                                                                                           $   131,973
                                                                                                           -----------
                                        Total Automobiles & Components                                     $   131,973
                                                                                                           -----------
                                        Banks - 2.8%
                                        Diversified Banks - 0.1%
    44,570         0.34   NR/Aa1        Wells Fargo Home Equity Trust, Floating Rate Note, 4/25/37         $    43,466
                                                                                                           -----------


The accompanying notes are an integral part of these financial statements.     7

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal     Floating   S&P/Moody's
Amount ($)     Rate (b)   Ratings                                                                                       Value
                                        Thrifts & Mortgage Finance - 2.7%
    26,489         0.43   AA/B2         ACE Securities Corp., Floating Rate Note, 3/25/36                         $    24,196
    60,860         0.55   AAA/Aa1       Ameriquest Mortgage Securities, Inc., Floating Rate Note, 11/25/34             57,988
    40,785                NR/A1         Bombardier Capital Mortgage Securitization Corp., 6.65%, 4/15/28               42,883
    18,535         0.65   AAA/Baa3      Carrington Mortgage Loan Trust, Floating Rate Note, 9/25/35                    17,807
    12,367         0.35   BBB/Baa3      Citigroup Mortgage Loan Trust, Inc., Floating Rate Note, 1/25/37               12,317
   132,004         5.07   AAA/B2        Countrywide Asset-Backed Certificates, Floating Rate Note, 2/25/36            124,414
    21,339         0.79   AAA/NR        First Franklin Mortgage Loan Asset Backed Certificates, Floating Rate
                                        Note, 9/25/34                                                                  20,747
     1,352         0.36   A/A2          Fremont Home Loan Trust, Floating Rate Note, 2/25/36                            1,348
    57,688         0.71   AA+/Aa1       Fremont Home Loan Trust, Floating Rate Note, 6/25/35                           56,527
    26,039         0.89   A/A2          GSAMP Trust, Floating Rate Note, 3/25/35                                       24,727
     1,604         0.62   AAA/Aaa       GSAMP Trust, Floating Rate Note, 7/25/45                                        1,602
    56,273                AAA/Aaa       HSBC Home Equity Loan Trust, 5.63%, 3/20/36 (Step)                             57,022
   100,000                AA/NR         Leaf II Receivables Funding LLC, 4.9%, 2/20/22 (144A)                          99,660
    24,625                BBB+/Baa1     Lehman ABS Manufactured Housing Contract Trust, 5.873%,
                                        4/15/40                                                                        25,668
   129,288                CCC+/Caa3     Local Insight Media Finance LLC, 5.88%, 10/23/37 (144A)                        51,715
    21,495         0.31   CCC/Ba3       Morgan Stanley ABS Capital I, Floating Rate Note, 12/25/36                     11,652
     2,051         0.30   CCC/Caa2      Morgan Stanley IXIS Real Estate Capital Trust, Floating Rate Note,
                                        11/25/36                                                                          669
   158,053         0.51   AAA/Aa3       Option One Mortgage Loan Trust, Floating Rate Note, 11/25/35                  151,189
    13,057         0.37   BBB/Aa3       Option One Mortgage Loan Trust, Floating Rate Note, 2/25/38                    12,943
    25,000         5.46   AAA/Aa3       Origen Manufactured Housing, Floating Rate Note, 11/15/35                      26,514
    87,550         0.69   AA+/A3        RASC Trust, Floating Rate Note, 8/25/35                                        84,014
    50,000                A/NR          SNAAC Auto Receivables Trust, 3.11%, 6/15/17 (144A)                            49,995
    70,052         0.65   AA+/Aa1       Structured Asset Investment Loan Trust, Floating Rate Note, 5/25/35            67,295
                                                                                                                  -----------
                                                                                                                  $ 1,022,892
                                                                                                                  -----------
                                        Total Banks                                                               $ 1,066,358
                                                                                                                  -----------
                                        Diversified Financials - 2.0%
                                        Other Diversified Financial Services - 0.4%
     9,380         0.69   AA/Aa2        Asset Backed Securities Corp., Home Equity, Floating Rate Note,
                                        4/25/35                                                                   $     9,195
    25,000                AA/NR         DT Auto Owner Trust, 2.26%, 10/16/17 (144A)                                    25,002
    82,303                A/NR          DT Auto Owner Trust, 3.46%, 1/15/14 (144A)                                     82,409
    18,318                NR/NR         DT Auto Owner Trust, 5.92%, 10/15/15 (144A)                                    18,481
    15,648         0.49   AAA/A1        JP Morgan Mortgage Acquisition Corp., Floating Rate Note, 12/25/35             14,592
                                                                                                                  -----------
                                                                                                                  $   149,679
                                                                                                                  -----------
                                        Specialized Finance - 0.8%
    65,759                NR/Aaa        321 Henderson Receivables I LLC, 3.82%, 12/15/48 (144A)                   $    66,992
   119,550                BBB+/Baa1     Dominos Pizza Master Issuer LLC, 5.216%, 1/25/42 (144A)                       124,662
    50,000         0.95   A/A2          Irwin Home Equity Corp., Floating Rate Note, 4/25/30                           41,691
     9,594         0.68   AA+/Aa1       Mastr Asset Backed Securities Trust, Floating Rate Note, 5/25/35                9,428
    63,724         0.60   AAA/Aaa       New Century Home Equity Loan Trust, Floating Rate Note, 3/25/35                59,153
                                                                                                                  -----------
                                                                                                                  $   301,926
                                                                                                                  -----------
                                        Consumer Finance - 0.2%
    70,000         1.22   AAA/Aaa       SLM Student Loan Trust, Floating Rate Note, 4/27/26 (144A)                $    67,745
                                                                                                                  -----------


8     The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal     Floating   S&P/Moody's
Amount ($)     Rate (b)   Ratings                                                                                      Value
                                        Asset Management & Custody Banks - 0.6%
    93,799                AA-/Aa3       Terwin Mortgage Trust, 4.534%, 9/25/36 (Step)                            $    89,181
   123,958                A/NR          Triton Container Finance LLC, 4.21%, 5/14/27 (144A)                          124,454
                                                                                                                 -----------
                                                                                                                 $   213,635
                                                                                                                 -----------
                                        Total Diversified Financials                                             $   732,985
                                                                                                                 -----------
                                        TOTAL ASSET BACKED SECURITIES
                                        (Cost $2,058,334)                                                        $ 2,007,118
                                                                                                                 -----------
                                        COLLATERALIZED MORTGAGE OBLIGATIONS - 17.4%
                                        Banks - 11.3%
                                        Thrifts & Mortgage Finance - 11.3%
    81,850                NR/B2         Banc of America Alternative Loan Trust, 5.25%, 5/25/34                   $    83,392
   124,016                NR/Baa2       Banc of America Alternative Loan Trust, 5.5%, 9/25/33                        126,263
    66,008                AAA/Baa2      Banc of America Alternative Loan Trust, 5.75%, 4/25/33                        69,457
    36,505                NR/Ba2        Banc of America Alternative Loan Trust, 6.0%, 3/25/34                         37,676
   543,195                NR/Caa2       Bayview Commercial Asset Trust, 3.855%, 9/25/37 (Step) (144A)                 50,246
   795,841     4.70       NR/Caa2       Bayview Commercial Asset Trust, Floating Rate Note,
                                        7/25/37 (144A)                                                                52,446
    45,361     2.33       AAA/Baa2      Bear Stearns Adjustable Rate Mortgage Trust, Floating Rate Note,
                                        8/25/33                                                                       43,973
    50,000     0.41       BBB+/Aa2      Citigroup Commercial Mortgage Trust, Floating Rate Note,
                                        4/15/22 (144A)                                                                46,208
    67,385                NR/Baa1       Citigroup Mortgage Loan Trust, Inc., 6.75%, 8/25/34                           72,025
    80,463     2.63       A-/NR         Citigroup Mortgage Loan Trust, Inc., Floating Rate Note, 9/25/35              80,173
   100,000                NR/Aaa        Commercial Mortgage Pass Through Certificates, 4.063%, 12/10/44              101,047
    41,763     0.58       AAA/Aaa       Commercial Mortgage Pass Through Certificates, Floating Rate Note,
                                        11/15/17 (144A)                                                               38,800
    29,211     0.42       A+/A1         Commercial Mortgage Pass Through Certificates, Floating Rate Note,
                                        6/15/22 (144A)                                                                27,761
    38,653                AAA/Ba2       Countrywide Alternative Loan Trust, 4.25%, 4/25/34                            38,977
    47,233                AAA/B2        Countrywide Alternative Loan Trust, 4.75%, 10/25/33                           48,114
    64,820                BB/B2         Countrywide Alternative Loan Trust, 5.5%, 1/25/35                             66,029
    80,271                BB/NR         Countrywide Alternative Loan Trust, 5.5%, 8/25/34                             79,418
    99,979                AAA/NR        Countrywide Alternative Loan Trust, 5.75%, 12/25/33                          103,097
    95,638     4.81       AAA/Ba1       Countrywide Home Loan Mortgage Pass Through Trust, Floating Rate
                                        Note, 12/25/33                                                                91,755
    85,749     1.50       AAA/NR        Deutsche Mortgage Securities, Inc., Floating Rate Note,
                                        6/28/47 (144A)                                                                85,776
 6,500,000     1.37       BBB/A3        Extended Stay America Trust, Floating Rate Note, 1/5/16 (144A) (c)            34,860
    34,663                CCC/NR        First Horizon Asset Securities, Inc., 6.0%, 5/25/36                           33,358
    50,000     5.31       A/A2          GMAC Commercial Mortgage Securities, Inc., Floating Rate Note,
                                        4/10/40                                                                       48,787
    50,000                NR/Aaa        GS Mortgage Securities Corp., II, 3.377%, 5/10/45                             51,065
   100,000                NR/NR         GS Mortgage Securities Corp., II, 4.209%, 2/10/21 (144A)                      99,830
   150,000     1.26       AAA/Aaa       GS Mortgage Securities Corp., II, Floating Rate Note, 3/6/20 (144A)          147,967
    45,012     0.97       AAA/A1        Impac CMB Trust, Floating Rate Note, 10/25/34                                 37,459
    19,618     1.05       AAA/Aaa       Impac Secured Assets CMN Owner Trust, Floating Rate Note,
                                        11/25/34                                                                      18,722
    79,019     0.60       AAA/Aaa       Impac Secured Assets CMN Owner Trust, Floating Rate Note,
                                        5/25/36                                                                       75,074
   100,000     5.15       AA+/Aaa       JP Morgan Chase Commercial Mortgage Securities Corp., Floating
                                        Rate Note, 7/12/35                                                           100,286
   166,302                BBB/Ba2       JP Morgan Mortgage Trust, 6.0%, 9/25/34                                      170,808


The accompanying notes are an integral part of these financial statements.     9

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Principal    Floating   S&P/Moody's
 Amount ($)    Rate (b)   Ratings                                                                                    Value
                                        Thrifts & Mortgage Finance - (continued)
     14,366    2.36       AAA/Baa1      JP Morgan Mortgage Trust, Floating Rate Note, 10/25/33                 $    14,604
     66,138    4.44       AAA/Baa1      JP Morgan Mortgage Trust, Floating Rate Note, 10/25/33                      67,178
     57,036    2.49       AAA/Baa3      JP Morgan Mortgage Trust, Floating Rate Note, 2/25/34                       57,224
     55,300    4.89       AAA/Baa1      JP Morgan Mortgage Trust, Floating Rate Note, 2/25/34                       55,568
     44,620               AAA/Aaa       LB-UBS Commercial Mortgage Trust, 4.664%, 7/15/30                           45,125
     58,469    0.59       BBB/Aaa       Lehman Brothers Floating Rate Commercial Mortgage Trust, Floating
                                        Rate Note, 6/15/22 (144A)                                                   57,957
     36,154    5.41       AAA/Aaa       Lehman Brothers Small Balance Commercial, Floating Rate Note,
                                        12/25/36 (144A)                                                             35,783
     52,985               B+/NR         MASTR Alternative Loans Trust, 5.5%, 10/25/19                               54,603
    136,172               AAA/NR        MASTR Alternative Loans Trust, 5.5%, 2/25/35                               135,953
    195,347               B/NR          MASTR Alternative Loans Trust, 6.0%, 7/25/34                               196,262
     80,259    6.81       A-/NR         Mastr Seasoned Securities Trust, Floating Rate Note, 9/25/32                84,517
     20,525               AAA/Aaa       Merrill Lynch Mortgage Trust, 4.556%, 6/12/43                               20,559
      7,105    5.44       AAA/NR        Merrill Lynch/Countrywide Commercial Mortgage Trust, Floating Rate
                                        Note, 2/12/39                                                                7,128
     18,829    0.71       AAA/Baa2      MLCC Mortgage Investors, Inc., Floating Rate Note, 3/25/30                  16,605
     67,557               NR/Aa3        PHH Mortgage Capital LLC, 6.6%, 12/25/27 (Step) (144A)                      65,844
     77,333               B/NR          Residential Asset Securitization Trust, 5.5%, 7/25/35                       69,136
     93,848               BB/NR         RFMSI Trust, 5.25%, 8/25/35                                                 93,527
     75,557    0.56       AAA/Baa3      Sequoia Mortgage Trust, Floating Rate Note, 11/20/34                        67,079
     91,091    0.46       AAA/Ba3       Sequoia Mortgage Trust, Floating Rate Note, 3/20/35                         79,850
    250,000    5.69       NR/C          Structured Asset Securities Corp., Floating Rate Note,
                                        12/18/49 (144A)                                                             39,810
     40,000               AA/Aa3        Timberstar Trust, 5.747%, 10/15/36 (144A)                                   43,680
    400,000               AAA/Aaa       Wachovia Bank Commercial Mortgage Trust, 4.803%, 10/15/41                  429,293
 45,563,920    0.14       AAA/Aaa       Wachovia Bank Commercial Mortgage Trust, Floating Rate Note,
                                        6/15/45 (c)                                                                 28,113
     75,000    5.30       BBB/NR        WAMU Commercial Mortgage Securities Trust, Floating Rate Note,
                                        5/25/36 (144A)                                                              75,037
     58,911               AAA/A1        Wells Fargo Mortgage Backed Securities Trust, 5.0%, 11/25/36                61,626
    134,262               NR/B1         Wells Fargo Mortgage Backed Securities Trust, 5.75%, 3/25/36               128,941
     37,014    2.65       AAA/A2        Wells Fargo Mortgage Backed Securities Trust, Floating Rate Note,
                                        10/25/34                                                                    37,026
                                                                                                               -----------
                                                                                                               $ 4,228,877
                                                                                                               -----------
                                        Total Banks                                                            $ 4,228,877
                                                                                                               -----------
                                        Diversified Financials - 4.1%
                                        Other Diversified Financial Services - 3.5%
     58,443               AAA/Ba1       Banc of America Mortgage Securities, Inc., 4.75%, 10/25/20             $    58,226
     93,632               A+/NR         Banc of America Mortgage Securities, Inc., 5.5%, 11/25/34                   98,074
     44,851               AAA/NR        Banc of America Mortgage Securities, Inc., 5.75%, 1/25/35                   46,167
     93,145    3.00       AAA/NR        Banc of America Mortgage Securities, Inc., Floating Rate Note,
                                        6/25/34                                                                     91,012
     96,479    3.06       AAA/NR        Banc of America Mortgage Securities, Inc., Floating Rate Note,
                                        7/25/33                                                                     95,176
     54,733               NR/B1         Citicorp Mortgage Securities, Inc., 5.0%, 2/25/36                           55,757
     52,258    0.36       BBB+/Aaa      Credit Suisse Mortgage Capital Certificates, Floating Rate Note,
                                        2/15/22 (144A)                                                              47,555
    113,229               CCC/NR        JP Morgan Alternative Loan Trust, 6.0%, 3/25/36                             80,330
     90,233    3.25       NR/NR         La Hipotecaria SA de CV, Floating Rate Note, 9/8/39 (144A)                  93,418
    250,000               AAA/Baa3      RALI Trust, 4.0%, 7/25/33                                                  247,264


10    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal     Floating   S&P/Moody's
Amount ($)     Rate (b)   Ratings                                                                                     Value
                                        Other Diversified Financial Services - (continued)
    78,088                AAA/Ba3       RALI Trust, 4.75%, 4/25/34                                              $    78,341
   241,261                NR/B1         RALI Trust, 5.0%, 9/25/19                                                   243,112
    63,310                AAA/NR        RALI Trust, 6.0%, 10/25/34                                                   63,782
                                                                                                                -----------
                                                                                                                $ 1,298,214
                                                                                                                -----------
                                        Specialized Finance - 0.0%+
     3,721                AAA/NR        CW Capital Cobalt, Ltd., 5.174%, 8/15/48                                $     3,732
                                                                                                                -----------
                                        Asset Management & Custody Banks - 0.1%
    49,127     2.86       NR/NR         Jefferies & Co., Inc., Floating Rate Note, 5/26/37 (144A)               $    48,599
                                                                                                                -----------
                                        Investment Banking & Brokerage - 0.5%
     9,531                NR/Aaa        Banc of America Merrill Lynch Commercial Mortgage, Inc.,
                                        5.381%, 1/15/49                                                         $     9,526
   160,000     4.88       AAA/NR        Banc of America Merrill Lynch Commercial Mortgage, Inc.,
                                        Floating Rate Note, 7/10/42                                                 170,014
                                                                                                                -----------
                                                                                                                $   179,540
                                                                                                                -----------
                                        Total Diversified Financials                                            $ 1,530,085
                                                                                                                -----------
                                        Real Estate - 1.5%
                                        Mortgage REIT's - 0.4%
   200,000     6.45       CCC-/B3       Credit Suisse First Boston Mortgage Securities Corp., Floating Rate
                                        Note, 9/15/34 (144A)                                                    $    86,230
    25,000     3.61       NR/A2         FREMF Mortgage Trust, Floating Rate Note, 11/25/46                           24,388
    50,000     4.94       NR/A3         FREMF Mortgage Trust, Floating Rate Note, 4/25/44 (144A)                     51,188
                                                                                                                -----------
                                                                                                                $   161,806
                                                                                                                -----------
                                        Specialized REIT's - 0.7%
   247,753                NR/Aaa        Entertainment Properties Trust, 5.244%, 2/15/18 (144A)                  $   251,114
                                                                                                                -----------
                                        Real Estate Services - 0.4%
    55,193     0.45       AAA/NR        Banc of America Large Loan, Inc., Floating Rate Note,
                                        10/15/19 (144A)                                                         $    52,986
   100,000     0.99       AA+/Aa1       Banc of America Large Loan, Inc., Floating Rate Note,
                                        8/15/29 (144A)                                                               92,636
    11,775                AAA/NR        Washington Mutual MSC Mortgage Pass-Through CTFS, 7.0%,
                                        7/25/33                                                                      12,413
                                                                                                                -----------
                                                                                                                $   158,035
                                                                                                                -----------
                                        Total Real Estate                                                       $   570,955
                                                                                                                -----------
                                        Government - 0.5%
    14,013                NR/NR         Freddie Mac REMICS, 5.0%, 8/15/35                                       $    14,241
 2,878,875     0.68       NR/NR         Government National Mortgage Association, Floating Rate Note,
                                        11/16/51                                                                    127,266
   349,584     1.03       NR/NR         Government National Mortgage Association, Floating Rate Note,
                                        2/16/53                                                                      30,746
   398,246     1.10       NR/NR         Government National Mortgage Association, Floating Rate Note,
                                        8/16/52                                                                      32,206
                                                                                                                -----------
                                                                                                                $   204,459
                                                                                                                -----------
                                        Total Government                                                        $   204,459
                                                                                                                -----------
                                        TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                        (Cost $6,997,151)                                                       $ 6,534,376
                                                                                                                -----------


The accompanying notes are an integral part of these financial statements.    11

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal     Floating   S&P/Moody's
Amount ($)     Rate (b)   Ratings                                                                           Value
                                        CORPORATE BONDS - 37.5%
                                        Energy - 4.5%
                                        Oil & Gas Drilling - 0.2%
    50,000                BBB+/Baa1     Pride International, Inc., 6.875%, 8/15/20                    $    61,349
                                                                                                      -----------
                                        Oil & Gas Equipment & Services - 0.1%
    50,000                BBB/Baa2      Weatherford International, Ltd., Bermuda, 5.95%, 4/15/42      $    52,595
                                                                                                      -----------
                                        Oil & Gas Exploration & Production - 1.0%
    71,753                BBB+/NR       Gazprom OAO Via Gazprom International SA, 7.201%, 2/1/20      $    78,298
   100,000                BBB-/Ba1      Newfield Exploration Co., 5.625%, 7/1/24                          102,250
   100,000                BBB-/Baa2     TNK-BP Finance SA, 6.625%, 3/20/17 (144A)                         108,630
    65,000                BBB-/Baa2     TNK-BP Finance SA, 7.5%, 7/18/16 (144A)                            72,234
                                                                                                      -----------
                                                                                                      $   361,412
                                                                                                      -----------
                                        Oil & Gas Refining & Marketing - 0.6%
   200,000                BBB/Baa2      Spectra Energy Capital LLC, 6.2%, 4/15/18                     $   238,729
                                                                                                      -----------
                                        Oil & Gas Storage & Transportation - 2.6%
    50,000                BBB-/Baa2     Boardwalk Pipelines LP, 5.5%, 2/1/17                          $    54,919
    90,000                BBB/Baa3      Buckeye Partners LP, 6.05%, 1/15/18                                97,808
   250,000                BBB/Baa2      Plains All American Pipeline LP, 6.125%, 1/15/17                  290,648
   265,000                A/A3          Questar Pipeline Co., 5.83%, 2/1/18                               312,585
    50,000                BBB/Baa2      Spectra Energy Capital LLC, 6.75%, 7/15/18                         58,404
    70,000                BBB/Baa2      Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42             72,173
    69,000                BBB-/Baa3     The Williams Companies, Inc., 7.75%, 6/15/31                       85,652
                                                                                                      -----------
                                                                                                      $   972,189
                                                                                                      -----------
                                        Total Energy                                                  $ 1,686,274
                                                                                                      -----------
                                        Materials - 2.7%
                                        Diversified Chemicals - 0.1%
    30,000                BBB/Baa2      Eastman Chemical Co., 4.8%, 9/1/42                            $    30,582
                                                                                                      -----------
                                        Specialty Chemicals - 0.5%
   155,000                BBB/Baa2      Cytec Industries, Inc., 8.95%, 7/1/17                         $   192,551
                                                                                                      -----------
                                        Construction Materials - 0.4%
   166,000                B-/NR         Cemex Espana Luxembourg, 9.875%, 4/30/19 (144A)               $   147,118
                                                                                                      -----------
                                        Paper Packaging - 0.3%
   100,000                BB/B1         Sealed Air Corp., 8.125%, 9/15/19 (144A)                      $   111,500
                                                                                                      -----------
                                        Aluminum - 0.4%
   150,000                BBB-/Baa3     Alcoa, Inc., 6.15%, 8/15/20                                   $   157,904
                                                                                                      -----------
                                        Diversified Metals & Mining - 0.7%
   185,000                BBB-/Baa2     AngloGold Ashanti Holdings Plc, 5.375%, 4/15/20               $   190,130
    69,000                BBB/Baa2      Teck Resources, Ltd., 10.25%, 5/15/16                              77,021
                                                                                                      -----------
                                                                                                      $   267,151
                                                                                                      -----------
                                        Steel - 0.3%
   115,000                BBB-/Baa3     ArcelorMittal, 5.5%, 3/1/21                                   $   108,849
                                                                                                      -----------
                                        Total Materials                                               $ 1,015,655
                                                                                                      -----------
                                        Capital Goods - 1.1%
                                        Aerospace & Defense - 0.1%
    25,000                A/A2          United Technologies Corp., 4.5%, 6/1/42                       $    27,460
                                                                                                      -----------
                                        Building Products - 0.4%
    25,000                BBB-/Ba2      Masco Corp., 5.95%, 3/15/22                                   $    25,735
   110,000                BBB-/Ba2      Masco Corp., 7.125%, 3/15/20                                      121,370
                                                                                                      -----------
                                                                                                      $   147,105
                                                                                                      -----------


12    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal     Floating   S&P/Moody's
Amount ($)     Rate (b)   Ratings                                                                              Value
                                        Construction & Farm Machinery & Heavy Trucks - 0.2%
    65,000                A/Baa1        Cummins, Inc., 6.75%, 2/15/27                                    $    80,636
                                                                                                         -----------
                                        Trading Companies & Distributors - 0.4%
   170,000                BBB-/NR       Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)               $   170,532
                                                                                                         -----------
                                        Total Capital Goods                                              $   425,733
                                                                                                         -----------
                                        Transportation - 0.3%
                                        Air Freight & Logistics - 0.1%
    40,000                A-/A3         Tyco International Finance SA, 8.5%, 1/15/19                     $    54,777
                                                                                                         -----------
                                        Airlines - 0.2%
    58,229                BBB-/Baa3     American Airlines 2011-2 Class A Pass Through Trust, 8.625%,
                                        10/15/21                                                         $    61,140
                                                                                                         -----------
                                        Total Transportation                                             $   115,917
                                                                                                         -----------
                                        Automobiles & Components - 0.1%
                                        Automobile Manufacturers - 0.1%
    50,000                BBB+/Baa1     Nissan Motor Acceptance Corp., 4.5%, 1/30/15 (144A)              $    53,269
                                                                                                         -----------
                                        Total Automobiles & Components                                   $    53,269
                                                                                                         -----------
                                        Consumer Services - 0.9%
                                        Education Services - 0.9%
    25,000                AAA/Aaa       Massachusetts Institute of Technology, 5.6%, 7/1/11              $    34,718
   105,000                AAA/Aaa       President and Fellows of Harvard College, 6.3%, 10/1/37              122,185
    50,000                A+/A1         The George Washington University, 1.827%, 9/15/17                     50,364
   100,000                AA-/Aa2       Tufts University, 5.017%, 4/15/12                                    114,344
                                                                                                         -----------
                                                                                                         $   321,611
                                                                                                         -----------
                                        Total Consumer Services                                          $   321,611
                                                                                                         -----------
                                        Media - 0.3%
                                        Cable & Satellite - 0.3%
   100,000                BBB+/Baa1     British Sky Broadcasting Group Plc, 6.1%, 2/15/18 (144A)         $   116,339
                                                                                                         -----------
                                        Total Media                                                      $   116,339
                                                                                                         -----------
                                        Food & Staples Retailing - 0.4%
                                        Drug Retail - 0.4%
    47,776                BBB+/Baa2     CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                   $    49,980
    87,000                BBB+/Baa2     CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                        96,203
                                                                                                         -----------
                                                                                                         $   146,183
                                                                                                         -----------
                                        Total Food & Staples Retailing                                   $   146,183
                                                                                                         -----------
                                        Food, Beverage & Tobacco - 0.6%
                                        Packaged Foods & Meats - 0.6%
    85,000                NR/Baa2       Kraft Foods Group, Inc., 3.5%, 6/6/22 (144A)                     $    87,224
   120,000                BBB-/Baa2     Kraft Foods, Inc., 6.5%, 2/9/40                                      154,151
                                                                                                         -----------
                                                                                                         $   241,375
                                                                                                         -----------
                                        Total Food, Beverage & Tobacco                                   $   241,375
                                                                                                         -----------
                                        Pharmaceuticals, Biotechnology & Life Sciences - 0.4%
                                        Life Sciences Tools & Services - 0.4%
   135,000                BBB+/Baa2     Agilent Technologies, Inc., 6.5%, 11/1/17                        $   162,113
                                                                                                         -----------
                                        Total Pharmaceuticals, Biotechnology & Life Sciences             $   162,113
                                                                                                         -----------
                                        Banks - 5.0%
                                        Diversified Banks - 1.3%
   220,000                BBB+/Baa3     Barclays Bank Plc, 6.05%, 12/4/17 (144A)                         $   222,297


The accompanying notes are an integral part of these financial statements.    13

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                                        Value
                                      Diversified Banks - (continued)
    90,000              AA/Aa2        Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Netherlands,
                                      3.875%, 2/8/22                                                             $    91,551
   150,000              A/A2          HSBC Bank Plc, 7.65%, 5/1/25                                                   170,600
                                                                                                                 -----------
                                                                                                                 $   484,448
                                                                                                                 -----------
                                      Regional Banks - 3.5%
    85,000              BB+/Baa3      Capital One Capital VI, 8.875%, 5/15/40                                    $    86,381
   145,000              A/A1          Mellon Funding Corp., 5.5%, 11/15/18                                           166,923
   250,000   8.25       BBB/Baa3      PNC Financial Services Group, Inc., Floating Rate Note,
                                      5/29/49 (Perpetual)                                                            258,242
    75,000   6.75       BBB/Baa3      PNC Financial Services Group, Inc., Floating Rate Note,
                                      7/29/49 (Perpetual)                                                             79,102
   490,000   5.46       BBB+/Baa1     State Street Capital Trust III, Floating Rate Note, 1/29/49 (Perpetual)        491,362
   210,000              A+/A1         Wachovia Bank NA, 6.0%, 11/15/17                                               244,696
                                                                                                                 -----------
                                                                                                                 $ 1,326,706
                                                                                                                 -----------
                                      Thrifts & Mortgage Finance - 0.2%
    75,000              BBB-/Baa2     Astoria Financial Corp., 5.0%, 6/19/17                                     $    74,995
                                                                                                                 -----------
                                      Total Banks                                                                $ 1,886,149
                                                                                                                 -----------
                                      Diversified Financials - 7.8%
                                      Other Diversified Financial Services - 2.3%
   225,000              BBB+/Baa2     Alterra Finance LLC, 6.25%, 9/30/20                                        $   239,248
   140,000              AA/A2         General Electric Capital Corp., 5.3%, 2/11/21                                  157,133
   100,000   7.12       AA-/Baa1      General Electric Capital Corp., Floating Rate Note,
                                      12/15/49 (Perpetual)                                                           105,646
   315,000   7.90       BBB/Ba1       JPMorgan Chase & Co., Floating Rate Note, 4/29/49 (Perpetual)                  345,331
                                                                                                                 -----------
                                                                                                                 $   847,358
                                                                                                                 -----------
                                      Specialized Finance - 0.6%
   180,000              A+/A1         National Rural Utilities Cooperative Finance Corp., 5.45%, 2/1/18          $   213,412
                                                                                                                 -----------
                                      Consumer Finance - 1.1%
   415,000   4.00       BBB-/Ba1      SLM Corp., Floating Rate Note, 7/25/14                                     $   414,909
                                                                                                                 -----------
                                      Asset Management & Custody Banks - 0.6%
   205,000              A-/A3         Eaton Vance Corp., 6.5%, 10/2/17                                           $   234,195
                                                                                                                 -----------
                                      Investment Banking & Brokerage - 3.2%
    94,453              BBB-/NR       Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                               $   106,177
   300,000   4.00       BB+/Ba2       Goldman Sachs Capital II, Floating Rate Note, 6/1/43                           203,106
   200,000              BBB/Baa2      Jefferies Group, Inc., 6.875%, 4/15/21                                         201,121
   190,000              BBB/A3        Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                                    189,017
   185,000              A-/Baa1       Morgan Stanley, 5.5%, 1/26/20                                                  181,193
   190,000              A-/Baa1       Morgan Stanley, 6.625%, 4/1/18                                                 198,658
   115,000              NR/Baa3       Scottrade Financial Services, Inc., 6.125%, 7/11/21 (144A)                     116,788
                                                                                                                 -----------
                                                                                                                 $ 1,196,060
                                                                                                                 -----------
                                      Total Diversified Financials                                               $ 2,905,934
                                                                                                                 -----------
                                      Insurance - 4.7%
                                      Life & Health Insurance - 2.2%
    75,000              BBB/Baa2      Delphi Financial Group, Inc., 7.875%, 1/31/20                              $    88,654
   210,000   6.05       BBB/Ba1       Lincoln National Corp., Floating Rate Note, 4/20/67                            192,150
   160,000              BBB/Baa2      MetLife, Inc., 10.75%, 8/1/39                                                  223,600
   270,000              A-/Baa2       Protective Life Corp., 7.375%, 10/15/19                                        312,075
                                                                                                                 -----------
                                                                                                                 $   816,479
                                                                                                                 -----------


14    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal     Floating   S&P/Moody's
Amount ($)     Rate (b)   Ratings                                                                                   Value
                                        Multi-line Insurance - 0.3%
   100,000                BBB-/Baa2     Liberty Mutual Group, Inc., 7.3%, 6/15/14 (144A)                      $   109,521
                                                                                                              -----------
                                        Property & Casualty Insurance - 2.1%
   100,000                BBB/Baa3      Sirius International Group, Ltd., 6.375%, 3/20/17 (144A)              $   105,839
   100,000     7.51       BB+/Ba2       Sirius International Group, Ltd., Floating Rate Note,
                                        5/29/49 (Perpetual) (144A)                                                 95,907
   145,000     6.50       BBB/Baa1      The Allstate Corp., Floating Rate Note, 5/15/57                           142,825
    50,000                BBB-/Baa3     The Hanover Insurance Group, Inc., 7.5%, 3/1/20                            58,003
   365,000                BBB-/Baa3     The Hanover Insurance Group, Inc., 7.625%, 10/15/25                       410,485
                                                                                                              -----------
                                                                                                              $   813,059
                                                                                                              -----------
                                        Reinsurance - 0.1%
    45,000     6.75       BBB-/Baa3     Reinsurance Group of America, Inc., Floating Rate Note, 12/15/65      $    41,582
                                                                                                              -----------
                                        Total Insurance                                                       $ 1,780,641
                                                                                                              -----------
                                        Real Estate - 2.5%
                                        Diversified REIT's - 0.3%
    60,000                BBB/Baa2      Digital Realty Trust LP, 4.5%, 7/15/15                                $    62,667
    45,000                BBB/Baa2      Digital Realty Trust LP, 5.875%, 2/1/20                                    49,568
                                                                                                              -----------
                                                                                                              $   112,235
                                                                                                              -----------
                                        Office REIT's - 0.3%
    45,000                BBB-/Baa2     Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                   $    46,075
    25,000                BBB-/Baa3     BioMed Realty LP, 4.25%, 7/15/22                                           24,979
    30,000                BBB/Baa2      Mack-Cali Realty LP, 4.5%, 4/18/22                                         30,783
                                                                                                              -----------
                                                                                                              $   101,837
                                                                                                              -----------
                                        Retail REIT's - 0.1%
    15,000                BB+/Baa3      DDR Corp., 4.625%, 7/15/22                                            $    14,804
                                                                                                              -----------
                                        Specialized REIT's - 1.2%
    20,000                BBB-/Baa3     CubeSmart LP, 4.8%, 7/15/22                                           $    20,218
   260,000                BBB-/Baa2     Health Care Real Estate Investment Trust, Inc., 6.0%, 11/15/13            272,609
   150,000                BBB-/Baa3     Healthcare Realty Trust, Inc., 6.5%, 1/17/17                              163,968
                                                                                                              -----------
                                                                                                              $   456,795
                                                                                                              -----------
                                        Diversified Real Estate Activities - 0.6%
   200,000                A-/A2         WEA Finance LLC, 7.125%, 4/15/18 (144A)                               $   236,913
                                                                                                              -----------
                                        Total Real Estate                                                     $   922,584
                                                                                                              -----------
                                        Software & Services - 0.1%
                                        Data Processing & Outsourced Services - 0.1%
    22,000                B-/Caa1       First Data Corp., 8.25%, 1/15/21 (144A)                               $    22,000
                                                                                                              -----------
                                        Total Software & Services                                             $    22,000
                                                                                                              -----------
                                        Telecommunication Services - 1.3%
                                        Integrated Telecommunication Services - 0.6%
   100,000                NR/A2         GTP Acquisition Partners I LLC, 4.347%, 6/15/16 (144A)                $   104,676
    25,000                NR/NR         GTP Cellular Sites LLC, 3.721%, 3/15/17 (144A)                             25,240
    75,000                BBB/Baa2      Telefonica Emisiones SAU, 6.221%, 7/3/17                                   70,409
                                                                                                              -----------
                                                                                                              $   200,325
                                                                                                              -----------
                                        Wireless Telecommunication Services - 0.7%
   180,000                NR/A2         Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)                       $   195,429
    75,000                NR/NR         WCP Wireless Site Funding, 6.829%, 11/15/15 (144A)                         78,421
                                                                                                              -----------
                                                                                                              $   273,850
                                                                                                              -----------
                                        Total Telecommunication Services                                      $   474,175
                                                                                                              -----------


The accompanying notes are an integral part of these financial statements.    15

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal     Floating   S&P/Moody's
Amount ($)     Rate (b)   Ratings                                                                                 Value
                                        Utilities - 4.8%
                                        Electric Utilities - 2.5%
    30,000                A-/A3         Commonwealth Edison Co., 6.15%, 9/15/17                             $    36,325
    79,695                BBB-/Baa3     Crockett Cogeneration LP, 5.869%, 3/30/25 (144A)                         82,112
    59,295                B/Ba2         FPL Energy National Wind Portfolio LLC, 6.125%, 3/25/19 (144A)           58,871
   200,000                BB+/Baa3      Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)                      204,479
    60,000                BBB/Baa1      Nevada Power Co., 6.5%, 8/1/18                                           74,315
    33,824                NR/WR         Orcal Geothermal, Inc., 6.21%, 12/30/20 (144A)                           34,500
   100,000                BBB-/Baa3     Public Service Co., of New Mexico, 7.95%, 5/15/18                       119,750
    75,000     6.25       BBB-/Baa2     Southern California Edison Co., Floating Rate Note,
                                        8/1/49 (Perpetual)                                                       78,345
   225,000                BBB+/A3       West Penn Power Co., 5.95%, 12/15/17 (144A)                             264,017
                                                                                                            -----------
                                                                                                            $   952,714
                                                                                                            -----------
                                        Gas Utilities - 0.7%
   247,411                A+/A1         Nakilat, Inc., 6.267%, 12/31/33 (144A)                              $   275,383
                                                                                                            -----------
                                        Multi-Utilities - 0.7%
   215,000                BBB+/Baa1     New York State Electric & Gas Corp., 6.15%, 12/15/17 (144A)         $   243,916
                                                                                                            -----------
                                        Independent Power Producers & Energy Traders - 0.9%
   140,000                BBB-/Baa3     Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                    $   148,347
   150,813                BBB-/Baa3     Panoche Energy Center LLC, 6.885%, 7/31/29 (144A)                       168,786
                                                                                                            -----------
                                                                                                            $   317,133
                                                                                                            -----------
                                        Total Utilities                                                     $ 1,789,146
                                                                                                            -----------
                                        TOTAL CORPORATE BONDS
                                        (Cost $12,606,389)                                                  $14,065,098
                                                                                                            -----------
                                        U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 18.3%
    98,313                AAA/Aaa       Fannie Mae, 4.0%, 11/1/41-12/1/41                                   $   104,831
    79,575                AAA/Aaa       Fannie Mae, 4.5%, 4/1/41-12/1/41                                         85,746
   109,484                AAA/Aaa       Fannie Mae, 5.0%, 4/1/19-7/1/40                                         118,946
   181,755                AAA/Aaa       Fannie Mae, 5.5%, 3/1/18-12/1/34                                        199,348
   105,441                AAA/Aaa       Fannie Mae, 5.9%, 7/1/28                                                118,878
   390,744                AAA/Aaa       Fannie Mae, 6.0%, 6/1/15-7/1/38                                         438,613
   216,184                AAA/Aaa       Fannie Mae, 6.5%, 1/1/15-7/1/34                                         246,920
    47,489                AAA/Aaa       Fannie Mae, 7.0%, 9/1/18-1/1/32                                          55,573
     4,398                AAA/Aaa       Fannie Mae, 7.5%, 2/1/31                                                  5,375
   100,585                AAA/Aaa       Fannie Mae, 8.0%, 2/1/29-5/1/31                                         122,450
     7,825                AAA/Aaa       Fannie Mae, 9.5%, 2/1/21                                                  7,977
   126,199                AAA/Aaa       Federal Home Loan Mortgage Corp., 5.0%, 12/1/21-10/1/38                 135,641
    66,584                AAA/Aaa       Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                           72,972
   150,021                AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 2/1/33-12/1/36                  167,908
   132,264                AAA/Aaa       Federal Home Loan Mortgage Corp., 6.5%, 1/1/29-7/1/32                   151,164
    77,168                AAA/Aaa       Federal Home Loan Mortgage Corp., 7.0%, 8/1/22-10/1/46                   87,370
     8,029                AAA/Aaa       Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                            9,847
   214,441                AAA/Aaa       Government National Mortgage Association I, 4.5%,
                                        12/15/18-4/15/20                                                        233,220
   183,890                AAA/Aaa       Government National Mortgage Association I, 5.0%,
                                        7/15/17-9/15/33                                                         200,817
   343,767                AAA/Aaa       Government National Mortgage Association I, 5.5%,
                                        3/15/33-10/15/34                                                        383,830
    82,041                AAA/Aaa       Government National Mortgage Association I, 5.72%, 10/15/29              91,476
   630,135                AAA/Aaa       Government National Mortgage Association I, 6.0%,
                                        8/15/13-8/15/34                                                         711,246


16    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal     Floating   S&P/Moody's
Amount ($)     Rate (b)   Ratings                                                                                  Value
                                        U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
   361,922                AAA/Aaa       Government National Mortgage Association I, 6.5%,
                                        4/15/17-12/15/32                                                     $   418,451
   192,234                AAA/Aaa       Government National Mortgage Association I, 7.0%,
                                        1/15/26-5/15/32                                                          229,844
    20,399                AAA/Aaa       Government National Mortgage Association I, 7.5%,
                                        10/15/22-1/15/31                                                          22,844
    52,143                AAA/Aaa       Government National Mortgage Association II, 4.5%, 9/20/41                57,588
    99,331                AAA/Aaa       Government National Mortgage Association II, 5.0%,
                                        11/20/19-1/20/20                                                         108,522
   130,697                AAA/Aaa       Government National Mortgage Association II, 5.9%, 2/20/28               145,440
   120,888                AAA/Aaa       Government National Mortgage Association II, 6.0%,
                                        6/20/16-11/20/33                                                         134,056
    26,236                AAA/Aaa       Government National Mortgage Association II, 6.5%,
                                        8/20/28-9/20/31                                                           30,514
    36,196                AAA/Aaa       Government National Mortgage Association II, 7.0%,
                                        5/20/29-1/20/31                                                           43,333
     1,947                AAA/Aaa       Government National Mortgage Association II, 7.5%, 8/20/27                 2,349
       836                AAA/Aaa       Government National Mortgage Association II, 8.0%, 8/20/25                 1,015
   144,517                AA-/Aaa       New Valley Generation I, 7.299%, 3/15/19                                 174,684
   500,000                AA+/Aaa       U.S. Treasury Bonds, 4.375%, 5/15/41                                     667,812
   500,000                AA+/Aaa       U.S. Treasury Bonds, 4.5%, 2/15/36                                       671,556
   150,000                AA+/Aaa       U.S. Treasury Notes, 0.25%, 10/31/13                                     149,930
   250,000                AA+/Aaa       U.S. Treasury Notes, 1.5%, 6/30/16                                       258,984
                                                                                                             -----------
                                                                                                             $ 6,867,070
                                                                                                             -----------
                                        TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                        (Cost $6,110,721)                                                    $ 6,867,070
                                                                                                             -----------
                                        FOREIGN GOVERNMENT BOND - 0.6%
   200,000                BBB/Baa1      Russian Foreign Bond - Eurobond, 4.5%, 4/4/22 (144A)                 $   209,522
                                                                                                             -----------
                                        TOTAL FOREIGN GOVERNMENT BOND
                                        (Cost $198,582)                                                      $   209,522
                                                                                                             -----------
                                        MUNICIPAL BONDS - 6.9%
                                        Municipal Airport - 0.2%
    75,000                BBB/Baa1      Indianapolis Airport Authority, 5.1%, 1/15/17                        $    84,904
                                                                                                             -----------
                                        Municipal Development - 0.4%
   135,000                BBB/Baa3      Selma Industrial Development Board, 5.8%, 5/1/34                     $   146,800
                                                                                                             -----------
                                        Municipal General - 0.3%
    75,000                A+/A1         New Jersey Transportation Trust Fund Authority, 5.5%, 6/15/41        $    86,514
    25,000                AAA/Aa1       New York City Transitional Finance Authority Future Tax Secured
                                        Revenue, 5.0%, 11/1/33                                                    28,192
                                                                                                             -----------
                                                                                                             $   114,706
                                                                                                             -----------
                                        Higher Municipal Education - 3.3%
   150,000                AAA/Aaa       Connecticut State Health & Educational Facility Authority, 5.0%,
                                        7/1/40                                                               $   166,376
    35,000                AAA/Aaa       Houston Higher Education Finance Corp., 4.5%, 11/15/37                    36,754
    75,000                AAA/Aaa       Houston Higher Education Finance Corp., 5.0%, 5/15/40                     85,227
    25,000                AA/Aa1        Illinois Finance Authority, 5.0%, 10/1/51                                 27,321
    70,000                AAA/Aaa       Massachusetts Development Finance Agency, 5.0%, 10/15/40                  80,210
    75,000                AAA/Aaa       Massachusetts Health & Educational Facilities Authority, 5.5%,
                                        7/1/32                                                                   103,744


The accompanying notes are an integral part of these financial statements.    17

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal     Floating   S&P/Moody's
Amount ($)     Rate (b)   Ratings                                                                                    Value
                                        Higher Municipal Education - (continued)
    60,000                AAA/Aaa       Massachusetts Health & Educational Facilities Authority, 6.0%,
                                        7/1/36                                                                 $    73,366
   170,000                AAA/Aaa       Missouri State Health & Educational Facilities Authority, 5.0%,
                                        11/15/39                                                                   191,269
    65,000                AAA/Aaa       New York State Dormitory Authority, 5.0%, 10/1/41                           74,404
    25,000                AA/Aa1        New York State Dormitory Authority, 5.0%, 7/1/35                            28,307
   200,000                AAA/Aaa       New York State Dormitory Authority, 5.0%, 7/1/38                           225,512
    50,000                AA/Aa1        New York State Dormitory Authority, 5.0%, 7/1/40                            56,012
    50,000                AAA/Aaa       Permanent University Fund, 5.0%, 7/1/30                                     61,066
    15,000                AAA/Aaa       University of Texas System, 5.0%, 8/15/43                                   17,235
                                                                                                               -----------
                                                                                                               $ 1,226,803
                                                                                                               -----------
                                        Municipal Medical - 0.1%
    50,000                AA-/A1        Massachusetts Development Finance Agency, 5.25%, 4/1/37                $    55,197
                                                                                                               -----------
                                        Municipal Pollution - 0.3%
    60,000                BBB+/Baa1     County of Sweetwater Wyoming, 5.6%, 12/1/35                            $    63,512
    60,000                BBB/Baa3      Courtland Industrial Development Board, 5.0%, 8/1/27                        60,142
                                                                                                               -----------
                                                                                                               $   123,654
                                                                                                               -----------
                                        Municipal Transportation - 0.2%
    50,000                AA/Aa2        Harris County Metropolitan Transit Authority, 5.0%, 11/1/41            $    55,928
                                                                                                               -----------
                                        Municipal Utilities - 0.3%
   105,000                AA-/Aa3       South Carolina State Public Service Authority, 5.0%, 12/1/43           $   116,893
                                                                                                               -----------
                                        Municipal Water - 1.3%
    25,000                AAA/Aa1       City of Charleston South Carolina, 5.0%, 1/1/35                        $    28,709
   150,000                AAA/Aa1       City of Charleston South Carolina, 5.0%, 1/1/41                            170,325
    85,000                AA-/Aa3       City of San Francisco California Public Utilities Commission Water
                                        Revenue, 5.0%, 11/1/37                                                      94,188
    50,000                AAA/Aa2       Hampton Roads Sanitation District, 5.0%, 4/1/38                             54,366
    40,000                AAA/Aaa       Metropolitan Water Reclamation District of Greater Chicago, 5.0%,
                                        12/1/30                                                                     46,594
    35,000                AAA/Aaa       Metropolitan Water Reclamation District of Greater Chicago, 5.0%,
                                        12/1/32                                                                     40,366
    50,000                AAA/NR        Tarrant Regional Water District, 5.0%, 3/1/52                               55,328
                                                                                                               -----------
                                                                                                               $   489,876
                                                                                                               -----------
                                        Municipal Obligation - 0.5%
   100,000                AA+/Aa1       State of Washington, 5.0%, 7/1/18                                      $   121,212
    50,000                AA+/Aa1       State of Washington, 5.0%, 8/1/39                                           55,960
                                                                                                               -----------
                                                                                                               $   177,172
                                                                                                               -----------
                                        TOTAL MUNICIPAL BONDS
                                        (Cost $2,355,547)                                                      $ 2,591,933
                                                                                                               -----------
                                        SENIOR FLOATING RATE LOAN INTERESTS** - 9.8%
                                        Energy - 0.3%
                                        Oil & Gas Refining & Marketing - 0.3%
   106,851     4.25       BBB-/Ba2      Pilot Travel Centers LLC, Initial Tranche B Term Loan, 3/7/18          $   107,029
                                                                                                               -----------
                                        Total Energy                                                           $   107,029
                                                                                                               -----------
                                        Materials - 0.4%
                                        Precious Metals & Minerals - 0.4%
   139,500     5.25       BB-/B1        Fairmount Minerals, Ltd., Tranche B Term Loan, 3/1/17                  $   138,890
                                                                                                               -----------
                                        Total Materials                                                        $   138,890
                                                                                                               -----------

18    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal     Floating   S&P/Moody's
Amount ($)     Rate (b)   Ratings                                                                                Value
                                        Commercial Services & Supplies - 0.4%
                                        Environmental & Facilities Services - 0.4%
   171,799     2.25       CCC+/Caa1     Synagro Technologies, Inc., Term Loan (First Lien), 4/2/14         $   150,325
                                                                                                           -----------
                                        Total Commercial Services & Supplies                               $   150,325
                                                                                                           -----------
                                        Transportation - 0.2%
                                        Air Freight & Logistics - 0.2%
    19,383     0.00       NR/NR         CEVA Group Plc, Dollar Tranche B Pre Funded L/C, 8/31/16           $    18,301
    25,103     5.47       NR/NR         CEVA Group Plc, EGL Tranche B Term Loan, 8/31/16                        23,762
    31,645     5.47       NR/Ba3        CEVA Group Plc, US Tranche B Term Loan, 8/31/16                         29,878
                                                                                                           -----------
                                                                                                           $    71,941
                                                                                                           -----------
                                        Total Transportation                                               $    71,941
                                                                                                           -----------
                                        Automobiles & Components - 1.8%
                                        Auto Parts & Equipment - 1.2%
   135,913     2.75       BB-/Ba3       Allison Transmission, Inc., Term B-1 Loan, 8/7/14                  $   134,553
    70,996     2.18       B+/Ba3        Federal-Mogul Corp., Tranche B Term Loan, 12/29/14                      67,727
    36,223     2.18       B+/Ba3        Federal-Mogul Corp., Tranche C Term Loan, 12/28/15                      34,555
   223,616     4.25       BB/Ba2        Tomkins LLC, Term B-1 Loan, 9/21/16                                    223,802
                                                                                                           -----------
                                                                                                           $   460,637
                                                                                                           -----------
                                        Tires & Rubber - 0.6%
   205,000     4.75       BB/Ba1        The Goodyear Tire & Rubber Co., Loan (Second Lien), 3/27/19        $   200,644
                                                                                                           -----------
                                        Total Automobiles & Components                                     $   661,281
                                                                                                           -----------
                                        Consumer Services - 0.6%
                                        Restaurants - 0.6%
   233,078     4.50       BB-/Ba3       Burger King Holdings, Inc., Tranche B Term Loan, 10/30/16          $   232,397
                                                                                                           -----------
                                        Total Consumer Services                                            $   232,397
                                                                                                           -----------
                                        Media - 1.5%
                                        Broadcasting - 0.4%
   174,829     4.50       B+/B2         Univision Communications, Inc., Extended First-Lien Term Loan,
                                        3/29/17                                                            $   165,159
                                                                                                           -----------
                                        Movies & Entertainment - 0.7%
   158,241     5.25       NR/Ba1        Cinedigm Digital Funding I LLC, Term Loan, 3/31/16                 $   157,944
    97,750     4.50       BB-/Ba2       Live Nation Entertainment, Inc., Term B Loan, 10/20/16                  97,750
                                                                                                           -----------
                                                                                                           $   255,694
                                                                                                           -----------
                                        Publishing - 0.4%
   142,990     4.50       B+/Ba3        Interactive Data Corp., Term B Loan, 1/31/18                       $   140,903
                                                                                                           -----------
                                        Total Media                                                        $   561,756
                                                                                                           -----------
                                        Household & Personal Products - 0.6%
                                        Personal Products - 0.6%
   215,357     4.25       BB-/Ba3       NBTY, Inc., Term B-1 Loan, 10/1/17                                 $   214,893
                                                                                                           -----------
                                        Total Household & Personal Products                                $   214,893
                                                                                                           -----------
                                        Health Care Equipment & Services - 1.5%
                                        Health Care Facilities - 0.9%
    30,953     3.50       BB/Ba3        HCA Holdings, Inc., Tranche B-3 Term Loan, 5/1/18                  $    30,116
    74,231     3.71       BB/Ba3        HCA, Inc., Tranche B-2 Term Loan, 3/17/17                               72,276
   225,922     3.75       BB+/Ba2       Universal Health Services, Inc., Tranche B Term Loan 2011,
                                        11/30/16                                                               223,192
                                                                                                           -----------
                                                                                                           $   325,584
                                                                                                           -----------


The accompanying notes are an integral part of these financial statements.    19

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

 Principal     Floating   S&P/Moody's
Amount ($)     Rate (b)   Ratings                                                                                      Value
                                        Health Care Technology - 0.6%
   244,379     4.50       BB/Ba3        IMS Health, Inc., Tranche B Dollar Term Loan (2011), 8/31/17             $   243,402
                                                                                                                 -----------
                                        Total Health Care Equipment & Services                                   $   568,986
                                                                                                                 -----------
                                        Pharmaceuticals, Biotechnology & Life Sciences - 0.5%
                                        Life Sciences Tools & Services - 0.5%
   188,201     4.25       BB-/Ba3       Catalent Pharma Solutions, Inc., Extended Dollar Term-1 Loan,
                                        9/15/16                                                                  $   187,142
                                                                                                                 -----------
                                        Total Pharmaceuticals, Biotechnology & Life Sciences                     $   187,142
                                                                                                                 -----------
                                        Diversified Financials - 0.3%
                                        Investment Banking & Brokerage - 0.3%
    99,750     4.00       NR/Ba2        LPL Holdings, Inc., Initial Tranche B Term Loan, 3/6/19                  $    99,064
                                                                                                                 -----------
                                        Total Diversified Financials                                             $    99,064
                                                                                                                 -----------
                                        Insurance - 0.7%
                                        Insurance Brokers - 0.7%
   267,986     4.75       B+/B1         HUB International Holdings, Inc., 2017 Initial Term Loan (Extended),
                                        6/13/17                                                                  $   266,378
                                                                                                                 -----------
                                        Total Insurance                                                          $   266,378
                                                                                                                 -----------
                                        Software & Services - 0.4%
                                        IT Consulting & Other Services - 0.3%
   101,833     3.99       BB/NR         SunGard Data Systems, Inc., Tranche C Term Loan, 2/28/17                 $   101,069
                                                                                                                 -----------
                                        Data Processing & Outsourced Services - 0.1%
     3,383     5.25       B+/NR         First Data Corp., 2017 Dollar Term Loan, 3/24/17                         $     3,227
    44,590     4.25       B+/B1         First Data Corp., 2018 Dollar Term Loan, 3/24/18                              41,075
                                                                                                                 -----------
                                                                                                                 $    44,302
                                                                                                                 -----------
                                        Systems Software - 0.0%+
    22,918     3.75       BBB-/Ba2      The Reynolds & Reynolds Co., Tranche B Term Loan, 3/9/18                 $    22,818
                                                                                                                 -----------
                                        Total Software & Services                                                $   168,189
                                                                                                                 -----------
                                        Telecommunication Services - 0.2%
                                        Wireless Telecommunication Services - 0.2%
    90,000     3.24       B/B3          Intelsat Jackson Holdings SA, Term Loan (Unsecured), 2/1/14              $    88,110
                                                                                                                 -----------
                                        Total Telecommunication Services                                         $    88,110
                                                                                                                 -----------
                                        Utilities - 0.4%
                                        Electric Utilities - 0.4%
   234,193     4.74       CCC/B2        Texas Competitive Electric Holdings Co. LLC, 2017 Term Loan
                                        (Extending), 10/10/17                                                    $   140,493
                                                                                                                 -----------
                                        Total Utilities                                                          $   140,493
                                                                                                                 -----------
                                        TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                        (Cost $3,678,235)                                                        $ 3,656,874
                                                                                                                 -----------
                                        TOTAL INVESTMENT IN SECURITIES - 98.4%
                                        (Cost $34,886,313) (a)                                                   $36,890,700
                                                                                                                 -----------
                                        OTHER ASSETS & LIABILITIES - 1.6%                                        $   595,814
                                                                                                                 -----------
                                        TOTAL NET ASSETS - 100.0%                                                $37,486,514
                                                                                                                 ===========


20    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NR          Not rated by either S&P or Moody's.

WR          Rating withdrawn by either S&P or Moody's.

(Perpetual) Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT's      Real Estate Investment Trust.

+           Amount rounds to less than 0.1%.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2012, the value of these securities amounted to $6,779,084 or 18.1% of total net assets.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At June 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $33,028,383 was as follows:

              Aggregate gross unrealized gain for all investments in which there
                is an excess of value over tax cost                                   $4,773,332
              Aggregate gross unrealized loss for all investments in which there
                is an excess of tax cost over value                                     (911,015)
                                                                                      ----------
              Net unrealized gain                                                     $3,862,317
                                                                                      ==========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Interest only security for which the Portfolio receives interest on notional principal.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2012 were as follows:


                                                        Purchases         Sales
              Long-Term U.S. Government Securities      $   33,590      $  474,766
                                                        ----------      ----------
              Other Long-Term Securities                $4,652,659      $3,303,937
                                                        ==========      ==========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities
     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
     Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2012, in valuing the Portfolio's assets:

                                             Level 1          Level 2        Level 3         Total
   Convertible Corporate Bonds              $      --      $    197,969        $--       $    197,969
   Preferred Stocks                           133,584           118,200         --            251,784
   Convertible Preferred Stocks               399,375           109,581         --            508,956
   Asset Backed Securities                         --         2,007,118         --          2,007,118
   Collateralized Mortgage Obligations             --         6,534,376         --          6,534,376
   Corporate Bonds                                 --        14,065,098         --         14,065,098
   U.S. Government Agency Obligations              --         6,867,070         --          6,867,070
   Foreign Government Bonds                        --           209,522                       209,522
   Municipal Bonds                                 --         2,591,933         --          2,591,933
   Senior Floating Rate Loan Interests             --         3,656,874         --          3,656,874
                                            ---------      ------------        ---       ------------
   Total                                    $ 532,959      $ 36,357,741        $--       $ 36,890,700
                                            =========      ============        ===       ============
   Other Financial Instruments*             $  12,246      $         --        $--       $     12,246
                                            =========      ============        ===       ============

*  Other financial instruments include futures contracts.


The accompanying notes are an integral part of these financial statements.    21

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Six Months
                                                             Ended
                                                            6/30/12       Year Ended
                                                          (unaudited)      12/31/11
Class I
Net asset value, beginning of period                        $ 11.89         $ 11.84
                                                            -------         -------
Net increase (decrease) from investment operations:
 Net investment income                                      $  0.28         $  0.61
 Net realized and unrealized gain (loss) on investments        0.22            0.03
                                                            -------         -------
    Net increase (decrease) from investment operations      $  0.50         $  0.64
Distributions to shareowners:
 Net investment income                                        (0.28)          (0.59)
 Net realized gain                                            (0.84)             --
                                                            -------         -------
Total distributions                                         $ (1.12)        $ (0.59)
                                                            -------         -------
Net increase (decrease) in net asset value                  $ (0.62)        $  0.05
                                                            -------         -------
Net asset value, end of period                              $ 11.27         $ 11.89
                                                            =======         =======
Total return*                                                  4.14%           5.53%
Ratio of net expenses to average net assets+                   0.62%**         0.62%
Ratio of net investment income to average net assets+          4.70%**         5.12%
Portfolio turnover rate                                          21%**           38%
Net assets, end of period (in thousands)                    $32,451         $33,151
Ratios with no waiver of fees by the Adviser:
 Net expenses                                                  0.92%**         0.86%
 Net investment income                                         4.40%**         4.88%

                                                           Year Ended  Year Ended   Year Ended  Year Ended
                                                            12/31/10    12/31/09     12/31/08    12/31/07
Class I
Net asset value, beginning of period                        $ 11.39     $ 10.24       $ 10.87     $ 10.72
                                                            -------     -------       -------     -------
Net increase (decrease) from investment operations:
 Net investment income                                      $  0.57     $  0.60       $  0.56     $  0.54
 Net realized and unrealized gain (loss) on investments        0.46        1.15         (0.62)       0.14
                                                            -------     -------       -------     -------
    Net increase (decrease) from investment operations      $  1.03     $  1.75       $ (0.06)    $  0.68
Distributions to shareowners:
 Net investment income                                        (0.58)      (0.60)        (0.57)      (0.53)
 Net realized gain                                               --          --            --          --
                                                            -------     -------       -------     -------
Total distributions                                         $ (0.58)    $ (0.60)      $ (0.57)    $ (0.53)
                                                            -------     -------       -------     -------
Net increase (decrease) in net asset value                  $  0.45     $  1.15       $ (0.63)    $  0.15
                                                            -------     -------       -------     -------
Net asset value, end of period                              $ 11.84     $ 11.39       $ 10.24     $ 10.87
                                                            =======     =======       =======     =======
Total return*                                                  9.21%      17.58%        (0.64)%      6.55%
Ratio of net expenses to average net assets+                   0.62%       0.62%         0.62%       0.62%
Ratio of net investment income to average net assets+          4.83%       5.53%         5.24%       4.82%
Portfolio turnover rate                                          51%         42%           54%         53%
Net assets, end of period (in thousands)                    $39,247     $40,031       $38,770     $45,563
Ratios with no waiver of fees by the Adviser:
 Net expenses                                                  0.74%       0.76%         0.76%       0.78%
 Net investment income                                         4.71%       5.39%         5.09%       4.66%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

**    Annualized.


22    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Six Months
                                                            Ended
                                                           6/30/12       Year Ended   Year Ended
                                                         (unaudited)      12/31/11     12/31/10
Class II
Net asset value, beginning of period                        $11.90         $11.84       $ 11.39
                                                            ------         ------       -------
Net increase (decrease) from investment operations:
 Net investment income                                      $ 0.25         $ 0.58       $  0.54
 Net realized and unrealized gain (loss) on investments       0.23           0.05          0.46
                                                            ------         ------       -------
    Net increase (decrease) from investment operations      $ 0.48         $ 0.63       $  1.00
Distributions to shareowners:
 Net investment income                                       (0.26)         (0.57)        (0.55)
 Net realized gain                                           (0.84)          0.00          0.00
                                                            ------         ------       -------
Total distributions                                         $(1.10)        $(0.57)      $ (0.55)
                                                            ------         ------       -------
Net increase (decrease) in net asset value                  $(0.62)        $ 0.06       $  0.45
                                                            ------         ------       -------
Net asset value, end of period                              $11.28         $11.90       $ 11.84
                                                            ======         ======       =======
Total return*                                                 4.09%          5.37%         8.94%
Ratio of net expenses to average net assets                   0.89%**        0.87%         0.87%
Ratio of net investment income to average net assets          4.44%**        4.63%         4.57%
Portfolio turnover rate                                         21%**          38%           51%
Net assets, end of period (in thousands)                    $5,035         $4,281       $35,854
Ratios with no waiver of fees by the Adviser:
 Net expenses                                                 1.20%**        1.04%         0.99%
 Net investment income                                        4.13%**        4.46%         4.45%

                                                           Year Ended   Year Ended    11/9/07 (a)
                                                            12/31/09     12/31/08     to 12/31/07
Class II
Net asset value, beginning of period                        $ 10.24      $ 10.87        $ 10.79
                                                            -------      -------        -------
Net increase (decrease) from investment operations:
 Net investment income                                      $  0.57      $  0.54        $  0.06
 Net realized and unrealized gain (loss) on investments        1.16        (0.63)          0.09
                                                            -------      -------        -------
    Net increase (decrease) from investment operations      $  1.73      $ (0.09)       $  0.15
Distributions to shareowners:
 Net investment income                                        (0.58)       (0.54)         (0.07)
 Net realized gain                                             0.00         0.00           0.00
                                                            -------      -------        -------
Total distributions                                         $ (0.58)     $ (0.54)       $ (0.07)
                                                            -------      -------        -------
Net increase (decrease) in net asset value                  $  1.15      $ (0.63)       $  0.08
                                                            -------      -------        -------
Net asset value, end of period                              $ 11.39      $  10.24       $ 10.87
                                                            =======      =======        =======
Total return*                                                 17.29%       (0.88)%         1.39%(b)
Ratio of net expenses to average net assets                    0.87%        0.87%          0.86%**
Ratio of net investment income to average net assets           5.27%        5.00%          4.07%**
Portfolio turnover rate                                          42%          54%            53%(b)
Net assets, end of period (in thousands)                    $32,021      $24,093        $21,412
Ratios with no waiver of fees by the Adviser:
 Net expenses                                                  1.01%        1.02%          0.98%**
 Net investment income                                         5.13%        4.85%          3.95%**

(a)   Class II shares commenced operations on November 9, 2007.
(b)   Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.    23

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost $34,886,313)                              $36,890,700
 Cash                                                                         192,724
 Futures collateral                                                            18,775
 Receivables --
  Investment securities sold                                                  101,157
  Portfolio shares sold                                                        29,710
  Variation margin                                                              3,586
  Interest                                                                    341,374
 Due from Pioneer Investment Management, Inc.                                  18,344
 Other                                                                            163
                                                                          -----------
  Total assets                                                            $37,596,533
                                                                          -----------
LIABILITIES:
 Payables --
  Investment securities purchased                                         $    50,000
  Portfolio shares repurchased                                                  3,277
 Due to affiliates                                                             17,444
 Accrued expenses                                                              39,298
                                                                          -----------
  Total liabilities                                                       $   110,019
                                                                          -----------
NET ASSETS:
 Paid-in capital                                                          $35,032,841
 Undistributed net investment income                                          303,324
 Accumulated net realized gain on investments and futures contracts           133,688
 Net unrealized gain on investments                                         2,004,387
 Net unrealized gain on futures contracts                                      12,274
                                                                          -----------
  Total net assets                                                        $37,486,514
                                                                          ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $32,451,188/2,880,513 shares)                          $     11.27
                                                                          ===========
 Class II (based on $5,035,326/446,449 shares)                            $     11.28
                                                                          ===========


24    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/12 (unaudited)

INVESTMENT INCOME:
 Dividends                                                                              $ 17,164
 Interest                                                                                977,143
                                                                                        --------
  Total investment income                                                                              $  994,307
                                                                                                       ----------
EXPENSES:
 Management fees                                                                        $ 93,414
 Transfer agent fees
  Class I                                                                                    748
  Class II                                                                                   733
 Distribution fees
  Class II                                                                                 5,946
 Administrative reimbursement                                                              5,366
 Custodian fees                                                                            7,484
 Professional fees                                                                        25,090
 Printing expense                                                                          9,387
 Fees and expenses of nonaffiliated Trustees                                               3,700
 Miscellaneous                                                                            26,596
                                                                                        --------
  Total expenses                                                                                       $  178,464
  Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                         (57,158)
                                                                                                       ----------
  Net expenses                                                                                         $  121,306
                                                                                                       ----------
   Net investment income                                                                               $  873,001
                                                                                                       ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS:
 Net realized gain (loss) on:
  Investments                                                                           $132,294
  Futures contracts                                                                      (14,160)      $  118,134
                                                                                        --------       ----------
 Change in net unrealized gain (loss) on:
  Investments                                                                           $469,248
  Futures contracts                                                                       27,953       $  497,201
                                                                                        --------       ----------
 Net gain on investments and futures contracts                                                         $  615,335
                                                                                                       ----------
 Net increase in net assets resulting from operations                                                  $1,488,336
                                                                                                       ==========


The accompanying notes are an integral part of these financial statements.    25

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                Six Months
                                                                                   Ended
                                                                                  6/30/12          Year Ended
                                                                                (unaudited)         12/31/11
FROM OPERATIONS:
Net investment income                                                           $   873,001       $  2,460,941
Net realized gain on investments and futures contracts                              118,134          2,978,699
Change in net unrealized gain (loss) on investments and futures contracts           497,201         (2,474,047)
                                                                                -----------       ------------
  Net increase in net assets resulting from operations                          $ 1,488,336       $  2,965,593
                                                                                -----------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.28 and $0.59 per share, respectively)                             $  (763,848)      $ (1,707,053)
  Class II ($0.26 and $0.57 per share, respectively)                               (105,062)          (699,334)
Net realized gains:
  Class I ($0.84 and $0.00 per share, respectively)                              (2,248,046)                --
  Class II ($0.84 and $0.00 per share, respectively)                               (358,955)                --
                                                                                -----------       ------------
    Total distributions to shareowners                                          $(3,475,911)      $ (2,406,387)
                                                                                -----------       ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                $ 3,240,455       $ 11,923,947
Reinvestment of distributions                                                     3,476,732          2,406,387
Cost of shares repurchased                                                       (4,675,111)       (49,558,520)
                                                                                -----------       ------------
  Net increase (decrease) in net assets resulting from
    Portfolio share transactions                                                $ 2,042,076       $(35,228,186)
                                                                                -----------       ------------
  Net increase (decrease) in net assets                                         $    54,501       $(34,668,980)
NET ASSETS:
Beginning of period                                                              37,432,013         72,100,993
                                                                                -----------       ------------
End of period                                                                   $37,486,514       $ 37,432,013
                                                                                ===========       ============
Undistributed net investment income                                             $   303,324       $    299,233
                                                                                ===========       ============

                                    '12 Shares    '12 Amount
                                    (unaudited)   (unaudited)         '11 Shares        '11 Amount
CLASS I
Shares sold                           114,080      $ 1,370,484           354,157       $  4,224,938
Reinvestment of distributions         263,835        3,012,513           143,228          1,707,053
Less shares repurchased              (285,294)      (3,414,006)         (770,820)        (9,190,427)
                                     --------      -----------          --------       ------------
  Net increase (decrease)              92,621      $   968,991          (273,435)      $ (3,258,436)
                                     ========      ===========        ==========       ============
CLASS II
Shares sold                           151,993      $ 1,869,971           648,291       $  7,699,009
Reinvestment of distributions          40,689          464,219            58,744            699,334
Less shares repurchased              (105,848)      (1,261,105)       (3,375,518)       (40,368,093)
                                     --------      -----------        ----------       ------------
  Net increase (decrease)              86,834      $ 1,073,085        (2,668,483)      $(31,969,750)
                                     ========      ===========        ==========       ============


26    The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Bond VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The Portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the Portfolio.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Class II shares commenced operations on November 9, 2007. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

   At June 30, 2012, there were no securities that were valued using fair value methods (other than securities

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

   valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distribution payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2011 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2011, were as follows:

----------------------------------------------
                                       2011
----------------------------------------------
  Distributions paid from:
  Ordinary income                 $2,406,387
                                  ----------
    Total distributions           $2,406,387
                                  ==========
  Distributable Earnings:
  Undistributed ordinary income   $  215,598
  Undistributed long-term gain     2,606,876
  Net unrealized gain              1,618,774
                                  ----------
    Total                         $4,441,248
                                  ==========

----------------------------------------------

   The difference between book-basis and tax-basis net unrealized gain is attributable to the tax adjustments relating to the tax treatment of premium and amortization and the mark-to-market of futures contracts.

C. Portfolio Shares and Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $109,364 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2012. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
   Note 4). Class I shares do not pay distribution fees.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

   The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D. Risks
   At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

E. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average number of contracts open during the six months ended June 30, 2012 was 28.

   At June 30, 2012, open futures contracts were as follows:

--------------------------------------------------------------------------------------
                             Number of
                             Contracts      Settlement                     Unrealized
 Type                       Long/(Short)       Month           Value          Gain
--------------------------------------------------------------------------------------
 U.S. Ultra Bond (CBT)             2           9/12           $  333,688     $ 5,903
 U.S. 5 Year Note (CBT)          (19)          9/12            (2,355,406)     3,266
 U.S. 10 Year Note (CBT)          (9)          9/12            (1,200,375)     1,305
 U.S. 2 Year Note (CBT)           (9)          9/12            (1,981,688)     1,800
--------------------------------------------------------------------------------------
                                                                             $12,274

--------------------------------------------------------------------------------------

F. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Portfolio's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. Fees waived

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

and expenses reimbursed during the six months ended June 30, 2012, are reflected on the Statement of Operations. This expense limitation is in effect through May 1, 2013. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $17,110 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2012.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $231 in transfer agent fees payable to PIMSS at June 30, 2012.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $103 in distribution fees payable to PFD at June 30, 2012.

5. Additional Disclosures about Derivative Instruments and Hedging Activities:
Values of derivative instruments as of June 30, 2012 were as follows:

-------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as Hedging    Asset Derivatives 2012     Liabilities Derivatives 2012
 Instruments Under         --------------------------  ------------------------------
 Accounting Standards           Balance                      Balance
 Codification (ASC) 815     Sheet Location    Value     Sheet Location   Value
-------------------------------------------------------------------------------------
 Interest Rate Futures*    Receivables       $12,274    Payables          $--
-------------------------------------------------------------------------------------
 Total                                       $12,274

-------------------------------------------------------------------------------------

* Reflects the unrealized appreciation on futures contracts (see Note 1E). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 was as follows:

------------------------------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as Hedging                                                              Change in Unrealized
 Instruments Under            Location of Gain or (Loss)     Realized Gain or (Loss)      Gain or (Loss)
 Accounting Standards               on Derivatives                on Derivatives          on Derivatives
 Codification (ASC) 815          Recognized in Income          Recognized in Income    Recognized in Income
------------------------------------------------------------------------------------------------------------
 Interest Rate Futures     Net realized loss on futures    $(14,160)
                           contracts

 Interest Rate Futures     Change in unrealized loss on                                     $27,953
                           futures contracts

------------------------------------------------------------------------------------------------------------

[LOGO] PIONEER
       Investments(R)


Pioneer Variable Contracts Trust


Officers                                               Trustees
John F. Cogan, Jr., President*                         Thomas J. Perna, Chairman
Daniel K. Kingsbury, Executive Vice President          David R. Bock
Mark E. Bradley, Treasurer**                           Mary K. Bush
Christopher J. Kelley, Secretary                       John F. Cogan, Jr.
                                                       Benjamin M. Friedman
                                                       Margaret B.W. Graham
                                                       Daniel K. Kingsbury
                                                       Marguerite A. Piret
                                                       Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


*  Chief Executive Officer of the Funds
** Chief Financial and Accounting Officer of the Funds

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)


Pioneer Variable Contracts Trust
Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


                                                                   19617-06-0812


                                                           [LOGO] PIONEER
                                                                  Investments(R)






                        PIONEER VARIABLE CONTRACTS TRUST


Pioneer Fundamental Value VCT Portfolio -- Class II Shares
(Formerly Pioneer Cullen Value VCT Portfolio)*



                                                               SEMIANNUAL REPORT



                                                                   June 30, 2012






* Effective June 30, 2012, Pioneer Cullen Value VCT Portfolio was renamed Pioneer Fundamental Value VCT Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


T a b l e   o f   C o n t e n t s
-----------------------------------------------------------

Pioneer Cullen Value VCT Portfolio

  Portfolio and Performance Update               2

  Comparing Ongoing Portfolio Expenses           3

  Portfolio Management Discussion                4

  Schedule of Investments                        7

  Financial Statements                           9

  Notes to Financial Statements                 13

  Trustees, Officers and Service Providers      16

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/12
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                                 61.5%
Temporary Cash Investments                         19.9%
Depositary Receipts for International Stocks       15.0%
International Common Stocks                         3.6%


Sector Distribution
(As a percentage of equity holdings)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Health Care                                         21.9%
Consumer Staples                                    16.9%
Industrials                                         16.6%
Financials                                          12.8%
Information Technology                              10.5%
Telecommunication Services                           7.5%
Consumer Discretionary                               6.5%
Energy                                               5.9%
Materials                                            1.4%

Five Largest Holdings
(As a percentage of equity holdings)*

----------------------------------------
  1.      The Walt Disney Co.      4.74%
----------------------------------------
  2.      Merck & Co., Inc.        4.65
----------------------------------------
  3.      Microsoft Corp.          4.60
----------------------------------------
  4.      Kimberly-Clark Corp.     4.49
----------------------------------------
  5.      Covidien Plc             4.41
----------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/12
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share     6/30/12       12/31/11
Class II                      $11.26        $10.77


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/12 - 6/30/12)          Income         Capital Gains     Capital Gains
Class II                    $ 0.1139       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Fundamental Value VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index (the S&P 500) and the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE DATA BELOW IS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                Pioneer
              Fundamental           Russell             S&P
               Value VCT          1000 Value            500
          Portfolio, Class II       Index              Index
3/05            $10,000            $10,000            $10,000
6/05             10,131             10,167             10,137
6/06             11,702             11,398             11,011
6/07             13,740             13,890             13,276
6/08             12,395             11,281             11,535
6/09              9,047              8,006              8,514
6/10              9,865              9,361              9,742
6/11             12,270             12,070             12,731
6/12             11,961             12,433             13,422

The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Russell 1000 Value Index measures the performance of large-cap U.S. Value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2012)

----------------------------
                   Class II
----------------------------
Life-of-Class
(3/18/05)           2.40%
5 Years            -2.73%
1 Year             -2.52%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Value VCT Portfolio

Based on actual returns from January 1, 2012 through June 30, 2012.

Share Class                                II
-------------------------------------------------
Beginning Account Value on 1/1/12       $1,000.00
Ending Account Value on 6/30/12         $1,056.30
Expenses Paid During Period*            $    5.11

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Value VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2012 through June 30, 2012.

Share Class                                II
-------------------------------------------------
Beginning Account Value on 1/1/12       $1,000.00
Ending Account Value on 6/30/12         $1,019.89
Expenses Paid During Period*            $    5.02

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/12
--------------------------------------------------------------------------------

Equity performance improved during the first half of 2012, although the robust market trends displayed in the first quarter of 2012 gave way to increased volatility in the second quarter, amid new economic uncertainties. In the following interview, James P. Cullen, President of Cullen Capital Management LLC, Pioneer Fundamental Value VCT Portfolio's* subadviser, discusses the factors that affected the performance of the Portfolio during the six-month period ended June 30, 2012. Mr. Cullen oversees the team that was responsible for the management of the Fund during the six-month period**.

Q: How did the Portfolio perform during the six-month period ended June 30, 2012?

A: Pioneer Fundamental Value VCT Portfolio Class II shares returned 5.63% at net asset value during the six-month period ended June 30, 2012, while the Portfolio's former benchmark, the Standard & Poor's 500 Index (the S&P 500), returned 9.48%, and the Portfolio's current benchmark, the Russell 1000 Value Index (the Russell Index), returned 8.68%. During the same period, the average return of the 127 variable portfolios in Lipper's Large Cap Value Underling Portfolios category was 7.31%.

Q: What were the principal factors that affected the Portfolio's performance during the six-month period ended June 30, 2012?

A: Two principal factors were responsible for the Portfolio's lagging performance relative to the S&P 500, which was the Portfolio's benchmark throughout the entire six-month reporting period, and is the benchmark for large-cap stocks in the U.S. equity market. First, value investing remained out of favor during the period, as it has for more than two years. Second, and perhaps more importantly, the Portfolio's investments in American Depository Receipts (ADRs) became a persistent drag on the Portfolio's benchmark-relative results, as the overall market avoided any investments perceived as vulnerable to the ongoing debt problems in Europe, even if the specific corporation generated most of its revenues outside Europe. ADRs are negotiable certificates that are denominated in the U.S. dollar and that represent a specific number of shares of stock of a foreign corporation.

   While we did reduce the Portfolio's positions in some ADRs during the six-month period, we believed that we needed to be patient and to allow the market to recognize the values available in the very low-priced ADRs of quality corporations. We also kept to our long-term investment discipline and focused on individual stock selection, looking to add to the Portfolio what we believed were better-quality companies whose stock prices were in the lower 20% of valuations in the S&P 500 (valuation being indicated by measures such as the price to earnings, or P/E ratio of the company). We think history has

   -----------
   * Effective June 30, 2012, Pioneer Cullen Value VCT Portfolio was renamed Pioneer Fundamental Value VCT Portfolio. Also effective June 30, 2012, the Portfolio's benchmark changed from the Standard & Poor's 500 Index (the S&P 500) to the Russell 1000 Value Index. Pioneer believes that the Russell 1000 Value Index tracks an investment universe that is more reflective of the Portfolio's prospectus mandate than does the S&P 500. For comparison purposes, we will continue to report performance for the S&P 500 for two reporting periods, including this June 30, 2012, semiannual report.

   ** Effective August 1, 2012, Edward T. Shadek, Jr., senior vice president of Pioneer, and John Peckham, senior vice president of Pioneer and co-head of equity research, U.S., will assume the day-to-day management of the Portfolio. Cullen Capital Management LLC will continue to manage the Portfolio through July 31, 2012.

A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   shown that if one maintains a value emphasis, even when the style is out of favor with the market, eventually the market will turn back to value and the poorer-performing sectors at one time typically will become some of the better-performing sectors over the longer term. We especially favor stocks with good dividend yields and dividend growth potential***. At the end of the period, on June 30, 2012, the Portfolio's investments had an average P/E of less than 10, and yet the holdings had above-average dividend yields, with dividends growing over the past 12 months by more than 10%.

   We maintained a consistent Portfolio positioning over the six-month period, focusing on large-cap stocks of fundamentally strong companies whose prices are relatively low in comparison with the overall market. As in the past, the Portfolio had healthy exposure to ADRs of what we believed to be attractive foreign corporations, especially when we found their prices to be appealing.

Q: What were some of the investments that most affected the Portfolio's performance during the six-month period ended June 30, 2012?

A: As we mentioned, the Portfolio's positions in ADRs proved to be the biggest drag on performance during the six-month period. Even the ADRs of very high-quality, profitable companies performed poorly during the period, while often comparable, or even lower-quality domestic corporations fared significantly better. A good example of the disparity came from the health care sector, where the Portfolio's investment in the U.S.-based pharmaceuticals company Bristol-Myers Squibb gained more than 30% during the six-month period. In contrast, the German-based A.G. Bayer, which the Portfolio owned, was down by more than 25%, despite good earnings results. In the industrials sector, U.S. aircraft manufacturer Boeing produced positive results, while the Portfolio's investment in the Swiss industrial components manufacturer ABB declined by more than 30%. In the consumer staples group, the domestic-based paper products company Kimberly-Clark had very strong performance during the six-month period, while the Switzerland-based food giant Nestle was down. In energy, the U.S.-based Conoco Phillips was flat for the full six-month period, while the Brazilian company Petrobras had very poor performance, despite having significantly greater oil reserves available. The Portfolio held positions in all the companies mentioned here, although we sold the A.G. Bayer and Petrobras investments late in the period as we lightened up on the Portfolio's ADR exposure. We also sold the Portfolio's Boeing position after the stock reached our price target.

   Notwithstanding the disappointments, the Portfolio did receive solid performance from many individual investments during the six-month period. The better performers included diversified entertainment company Disney; pharmaceutical companies Merck, Abbott Labs, and Bristol-Myers Squibb; software company Microsoft; and financial corporation Chubb. In addition to Boeing, successful, long-term Portfolio holdings that we sold after they met our price targets included telecom services company Verizon and railroad corporation Canadian Pacific.

   As we sold those Portfolio investments, we established new positions in several lower-priced domestic companies with what we believe are sound prospects, including Wells Fargo, in financials, and defense contractor Raytheon. As with many of the Portfolio's investments, both corporations currently have good dividend yields.

   -----------
   *** Dividends are not guaranteed.

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/12                            (continued)
--------------------------------------------------------------------------------

Q: What is your investment outlook?

A: As we noted previously, value stocks have been out of favor for more than two years. Based on the long-term historical averages, we think lower-priced stocks should return to favor and produce solid returns over the long run. We believe we already may have started to see trends change, but the investment environment over the coming months should continue to be challenging as a variety of macroeconomic factors weigh on investors' minds. Among the issues moving the market over the short term are worries over Europe's debt problems, concerns about slowing economic growth in Asia, sluggish growth at home in the U.S., and political stalemate in Washington, D.C. Over the longer term, we believe that a disciplined value approach should produce good investment results.
















   Please refer to the Schedule of Investments on pages 7 to 8 for a full listing of Portfolio securities.

   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fundamental Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                            Value
                   COMMON STOCKS - 78.8%
                   Energy - 4.7%
                   Integrated Oil & Gas - 2.3%
     203,500       Gazprom OAO (A.D.R.)                           $ 1,933,250
      19,500       PetroChina Co., Ltd. (A.D.R.)                    2,518,230
                                                                  -----------
                                                                  $ 4,451,480
                                                                  -----------
                   Oil & Gas Exploration & Production - 2.4%
      84,900       ConocoPhillips, Inc.                           $ 4,744,212
                                                                  -----------
                   Total Energy                                   $ 9,195,692
                                                                  -----------
                   Materials - 0.7%
                   Fertilizers & Agricultural Chemicals - 0.7%
      26,000       The Mosaic Co.                                 $ 1,423,760
                                                                  -----------
                   Total Materials                                $ 1,423,760
                                                                  -----------
                   Capital Goods - 13.1%
                   Aerospace & Defense - 6.7%
     100,750       Exelis, Inc.                                   $   993,395
      50,375       ITT Corp.                                          886,600
     109,200       Raytheon Co.                                     6,179,628
      68,600       United Technologies Corp.                        5,181,358
                                                                  -----------
                                                                  $13,240,981
                                                                  -----------
                   Heavy Electrical Equipment - 2.2%
     185,000       ABB, Ltd. (A.D.R.)                             $ 3,019,200
     443,100       Alstom SA (A.D.R.)                               1,386,903
                                                                  -----------
                                                                  $ 4,406,103
                                                                  -----------
                   Industrial Conglomerates - 2.9%
      63,500       3M Co.                                         $ 5,689,600
                                                                  -----------
                   Industrial Machinery - 1.3%
     100,750       Xylem, Inc.                                    $ 2,535,878
                                                                  -----------
                   Total Capital Goods                            $25,872,562
                                                                  -----------
                   Automobiles & Components - 1.5%
                   Auto Parts & Equipment - 1.5%
      43,800       BorgWarner, Inc.*                              $ 2,872,842
                                                                  -----------
                   Total Automobiles & Components                 $ 2,872,842
                                                                  -----------
                   Media - 3.7%
                   Movies & Entertainment - 3.7%
     151,650       The Walt Disney Co.                            $ 7,355,025
                                                                  -----------
                   Total Media                                    $ 7,355,025
                                                                  -----------
                   Food, Beverage & Tobacco - 9.8%
                   Agricultural Products - 1.4%
      90,400       Archer-Daniels-Midland Co.                     $ 2,668,608
                                                                  -----------
                   Packaged Foods & Meats - 8.4%
     163,100       Kraft Foods, Inc.                              $ 6,298,922
      71,700       Nestle SA (A.D.R.)                               4,283,358
     180,200       Unilever NV (A.D.R.)                             6,009,670
                                                                  -----------
                                                                  $16,591,950
                                                                  -----------
                   Total Food, Beverage & Tobacco                 $19,260,558
                                                                  -----------
                   Household & Personal Products - 3.5%
                   Household Products - 3.5%
      83,300       Kimberly-Clark Corp.                           $ 6,978,041
                                                                  -----------
                   Total Household & Personal
                   Products                                       $ 6,978,041
                                                                  -----------
                   Health Care Equipment & Services - 3.5%
                   Health Care Equipment - 3.5%
     128,000       Covidien Plc                                   $ 6,848,000
                                                                  -----------
                   Total Health Care Equipment
                   & Services                                     $ 6,848,000
                                                                  -----------
                   Pharmaceuticals, Biotechnology & Life
                   Sciences - 13.8%
                   Pharmaceuticals - 13.8%
     101,600       Abbott Laboratories Co.                        $ 6,550,152
     117,700       Bristol-Myers Squibb Co.                         4,231,315
      74,600       Johnson & Johnson Co.                            5,039,976
     172,900       Merck & Co., Inc.                                7,218,575
      75,500       Novartis AG (A.D.R.)                             4,220,450
                                                                  -----------
                                                                  $27,260,468
                                                                  -----------
                   Total Pharmaceuticals,
                   Biotechnology & Life Sciences                  $27,260,468
                                                                  -----------
                   Banks - 2.8%
                   Diversified Banks - 2.8%
     166,400       Wells Fargo & Co.                              $ 5,564,416
                                                                  -----------
                   Total Banks                                    $ 5,564,416
                                                                  -----------
                   Diversified Financials - 4.1%
                   Other Diversified Financial Services - 4.1%
     103,100       Citigroup, Inc.                                $ 2,825,971
     144,300       JPMorgan Chase & Co.                             5,155,839
                                                                  -----------
                                                                  $ 7,981,810
                                                                  -----------
                   Total Diversified Financials                   $ 7,981,810
                                                                  -----------
                   Insurance - 3.3%
                   Property & Casualty Insurance - 3.3%
      88,600       The Chubb Corp.                                $ 6,451,852
                                                                  -----------
                   Total Insurance                                $ 6,451,852
                                                                  -----------
                   Software & Services - 3.6%
                   Systems Software - 3.6%
     233,400       Microsoft Corp.                                $ 7,139,706
                                                                  -----------
                   Total Software & Services                      $ 7,139,706
                                                                  -----------
                   Technology Hardware & Equipment - 4.7%
                   Computer Hardware - 1.3%
     120,100       Hewlett-Packard Co.                            $ 2,415,211
                                                                  -----------
                   Technology Distributors - 3.4%
     111,900       Arrow Electronics, Inc.*                       $ 3,671,439
      99,400       Avnet, Inc.*                                     3,067,484
                                                                  -----------
                                                                  $ 6,738,923
                                                                  -----------
                   Total Technology Hardware
                   & Equipment                                    $ 9,154,134
                                                                  -----------

The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fundamental Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

Shares                                                         Value
             Telecommunication Services - 6.0%
             Integrated Telecommunication Services - 3.1%
168,500      AT&T, Inc.                                        $  6,008,710
                                                               ------------
             Wireless Telecommunication
             Services - 2.9%
203,600      Vodafone Group Plc (A.D.R.)                       $  5,737,448
                                                               ------------
             Total Telecommunication Services                  $ 11,746,158
                                                               ------------
             TOTAL COMMON STOCKS
             (Cost $140,323,809)                               $155,105,024
                                                               ------------

 Principal
Amount ($)
                   TEMPORARY CASH INVESTMENTS - 19.6%
                   Repurchase Agreements - 19.6%
  10,285,000       Deutsche Bank AG, 0.2%, dated
                   6/29/12, repurchase price of
                   $10,285,000 plus accrued interest on
                   7/2/12 collateralized by the following:
                   $314,386 U.S. Treasury Bond,
                   2.0 - 3.375%, 11/15/26 - 4/15/32
                   $10,176,314 U.S. Treasury Strip,
                   0.0 - 2.625%, 8/5/12 - 2/15/42              $ 10,285,000
                                                               ------------
  28,285,000       JPMorgan, Inc., 0.18%, dated 6/29/12,
                   repurchase price of $28,285,000 plus
                   accrued interest on 7/2/12 collateralized
                   by $28,851,139 Federal National
                   Mortgage Association (ARM),
                   1.755 - 5.97%, 3/1/34 - 1/1/42                28,285,000
                                                               ------------
                                                               $ 38,570,000
                                                               ------------
                   TOTAL TEMPORARY CASH
                   INVESTMENTS
                   (Cost $38,570,000)                          $ 38,570,000
                                                               ------------

                   TOTAL INVESTMENT IN SECURITIES - 98.4%
                   (Cost $178,893,809) (a)                     $193,675,024
                                                               ------------
                   OTHER ASSETS &
                   LIABILITIES - 1.6%                          $  3,203,428
                                                               ------------
                   TOTAL NET ASSETS - 100.0%                   $196,878,452
                                                               ============

*        Non-income producing security.
(A.D.R.) American Depositary Receipt.
(a) At June 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $179,029,193 was as follows:

          Aggregate gross unrealized gain for all investments
           in which there is an excess of value over tax cost    $20,960,259
          Aggregate gross unrealized loss for all investments
           in which there is an excess of tax cost over value     (6,314,428)
                                                                 -----------
           Net unrealized gain                                   $14,645,831
                                                                 ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2012 aggregated $23,665,661 and $19,809,399, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level
3. See Notes to Financial Statements - Note 1A.

The following is a summary of the inputs used as of June 30, 2012, in valuing the Portfolio's assets:

                           Level 1           Level 2       Level 3       Total
Common Stocks            $155,105,024      $        -         $-      $155,105,024
Repurchase Agreement                -       38,570,000         -        38,570,000
                         ------------      -----------        --      ------------
Total                    $          -      $         -        $-      $193,675,024
                         ============      ===========        ==      ============

8     The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Six Months
                                                                  Ended           Year         Year
                                                                  6/30/12         Ended        Ended
                                                                (unaudited)     12/31/11     12/31/10
Class II
Net asset value, beginning of period                             $  10.77       $  11.26     $  10.37
                                                                 --------       --------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $   0.06       $   0.12     $   0.08
 Net realized and unrealized gain (loss) on investments              0.54          (0.53)        0.87
                                                                 --------       --------     --------
  Net increase (decrease) from investment operations             $   0.60       $  (0.41)    $   0.95
Distributions to shareowners:
 Net investment income                                              (0.11)         (0.08)       (0.06)
 Net realized gain                                                     --             --           --
                                                                 --------       --------     --------
Net investment increase (decrease) in net asset value            $   0.49       $  (0.49)    $   0.89
                                                                 --------       --------     --------
Net asset value, end of period                                   $  11.26       $  10.77     $  11.26
                                                                 ========       ========     ========
Total return*                                                        5.63%         (3.66)%       9.26%
Ratio of net expenses to average net assets+                         1.00%**        1.00%        1.00%
Ratio of net investment income to average net assets+                1.53%**        1.48%        1.10%
Portfolio turnover rate                                                26%**          18%          21%
Net assets, end of period (in thousands)                         $196,878       $155,712     $113,821
Ratios assuming no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                        1.68%**        1.04%        1.09%
 Net investment income                                               0.85%**        1.44%        1.01%

                                                                   Year            Year          Year
                                                                   Ended           Ended         Ended
                                                                 12/31/09         12/31/08     12/31/07
Net asset value, beginning of period                             $  9.03          $ 13.56       $ 12.85
                                                                 -------          -------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $ (0.03)(b)      $  0.17       $  0.14
 Net realized and unrealized gain (loss) on investments             1.44            (4.54)         0.68
                                                                 -------          -------       -------
  Net increase (decrease) from investment operations             $  1.41          $ (4.37)      $  0.82
Distributions to shareowners:
 Net investment income                                             (0.07)           (0.16)        (0.11)
 Net realized gain                                                    --             0.00(a)        --
                                                                 -------          -------       -------
Net investment increase (decrease) in net asset value            $  1.34          $ (4.53)      $  0.71
                                                                 -------          -------       -------
Net asset value, end of period                                   $ 10.37          $  9.03       $ 13.56
                                                                 ========         =======       =======
Total return*                                                      15.73%         (32.54)%        6.40%
Ratio of net expenses to average net assets+                        1.00%           1.00%         1.00%
Ratio of net investment income to average net assets+               1.36%           1.52%         1.43%
Portfolio turnover rate                                               21%             31%           17%
Net assets, end of period (in thousands)                         $68,132          $14,708       $20,560
Ratios assuming no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                       1.20%             1.55%        1.32%
 Net investment income                                              1.16%             0.97%        1.11%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
(a)   Amount rounds to less than one cent per share.
(b) The amount shown for a share outstanding does not correspond with the aggregate gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Portfolio.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

The accompanying notes are an integral part of these financial statements.     9

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost $178,893,809)             $193,675,024
 Cash                                                        2,631,830
 Receivables --
  Portfolio shares sold                                        124,398
  Dividends                                                    552,937
 Due from Pioneer Investment Management, Inc.                   13,480
 Other                                                           1,042
                                                          ------------
    Total assets                                          $196,998,711
                                                          ------------
LIABILITIES:
 Payables --
  Portfolio shares repurchased                            $     83,661
 Due to affiliates                                              18,658
 Accrued expenses                                               17,940
                                                          ------------
    Total liabilities                                     $    120,259
                                                          ------------
NET ASSETS:
 Paid-in capital                                          $182,724,813
 Undistributed net investment income                         1,377,772
 Accumulated net realized loss on investments               (2,005,348)
 Net unrealized gain on investments                         14,781,215
                                                          ------------
    Total net assets                                      $196,878,452
                                                          ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class II (based on $196,878,452/17,485,764 shares)       $      11.26
                                                          ============

10    The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/12

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $64,791)                                  $2,265,194
 Interest                                                                                  18,560
                                                                                       ----------
  Total investment income                                                                              $2,283,754
                                                                                                       ----------
EXPENSES:
 Management fees                                                                       $  633,099
 Transfer agent fees                                                                          742
 Distribution fees                                                                        226,107
 Administrative reimbursements                                                             26,012
 Custodian fees                                                                             4,550
 Professional fees                                                                         22,493
 Printing expense                                                                           4,824
 Fees and expenses of nonaffiliated trustees                                                3,759
 Miscellaneous                                                                              4,171
                                                                                       ----------
  Total expenses                                                                                       $  925,757
  Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                         (21,021)
                                                                                                       ----------
  Net expenses                                                                                         $  904,736
                                                                                                       ----------
   Net investment income                                                                               $1,379,018
                                                                                                       ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                                                                      $1,148,559
                                                                                                       ----------
 Change in net unrealized gain on investments                                                          $6,357,790
                                                                                                       ----------
 Net gain on investments                                                                               $7,506,349
                                                                                                       ----------
 Net increase in net assets resulting from operations                                                  $8,885,367
                                                                                                       ==========

The accompanying notes are an integral part of these financial statements.    11

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                Six Months
                                                                                   Ended
                                                                                  6/30/12         Year Ended
                                                                                (unaudited)        12/31/11
FROM OPERATIONS:
Net investment income                                                          $  1,379,018      $  1,965,695
Net realized gain (loss) on investments                                           1,148,559        (1,256,192)
Change in net unrealized gain (loss) on investments                               6,357,790        (6,078,301)
                                                                               ------------      ------------
  Net increase (decrease) in net assets resulting from operations              $  8,885,367      $ (5,368,798)
                                                                               ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class II ($0.11 and $0.08 per share, respectively)                           $ (1,965,970)     $   (947,728)
                                                                               ------------      ------------
    Total distributions to shareowners                                         $ (1,965,970)     $   (947,728)
                                                                               ------------      ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                               $ 35,956,511      $ 53,931,657
Reinvestment of distributions                                                     1,965,970           947,728
Cost of shares repurchased                                                       (3,675,055)       (6,671,843)
                                                                               ------------      ------------
  Net increase in net assets resulting from Portfolio share transactions       $ 34,247,426      $ 48,207,542
                                                                               ------------      ------------
  Net increase in net assets                                                   $ 41,166,823      $ 41,891,016
NET ASSETS:
Beginning of period                                                             155,711,629       113,820,613
                                                                               ------------      ------------
End of period                                                                  $196,878,452      $155,711,629
                                                                               ============      ============
Undistributed net investment income                                            $  1,377,772      $  1,964,724
                                                                               ============      ============

                                 '12 Shares      '12 Amount
                                 (unaudited)     (unaudited)     '11 Shares     '11 Amount
CLASS II
Shares sold                       3,166,086     $ 35,956,511     4,868,925     $ 53,931,657
Reinvestment of distributions       177,916        1,965,970        83,500          947,728
Less shares repurchased            (322,739)      (3,675,055)     (595,994)      (6,671,843)
                                  ---------     ------------     ---------     ------------
  Net increase                    3,021,263     $ 34,247,426     4,356,431     $ 48,207,542
                                  =========     ============     =========     ============

12    The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

1.    Organization and Significant Accounting Policies
Pioneer Fundamental Value VCT Portfolio, formerly Pioneer Cullen Value VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation. Current income is a secondary objective.

The Portfolio offers one class of shares designated as Class II shares. The Portfolio commenced operations on March 18, 2005.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation
      Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

      Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

      Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

      At June 30, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

      Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Federal Income Taxes
      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

      investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2011 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2011, were as follows:

--------------------------------------------------------------------------------
                                                                        2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                      $  947,728
                                                                     ----------
  Total distributions                                                $  947,728
                                                                     ==========
Distributable Earnings:
Undistributed ordinary income                                        $1,964,724
Current year post-October loss deferred                              (3,018,523)
Unrealized appreciation                                               8,288,041
                                                                     ----------
  Total                                                              $7,234,242
                                                                     ==========
--------------------------------------------------------------------------------

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.    Portfolio Shares
      The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
      (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $109,364 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2012. Distribution fees are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Dividends and distributions to shareowners are recorded on the ex-dividend date.

D.    Risks
      Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or to other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

E.    Repurchase Agreements
      With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.    Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Portfolio's average daily net assets.

PIM, and not the Portfolio, paid a portion of the fee it received from the Portfolio to Cullen Capital Management LLC as compensation for Cullen's subadvisory services to the Portfolio.

Through May 1, 2013, PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares. Fees waived and expenses reimbursed during the six months ended June 30, 2012, are reflected on the Statement of Operations. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $14,576 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2012.

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3.    Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $118 in transfer agent fees payable to PIMSS at June 30, 2012.

4.    Distribution Plan
The Portfolio has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,964 in distribution fees payable to PFD at June 30, 2012.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                               Trustees
John F. Cogan, Jr., President*                         Thomas J. Perna, Chairman
Daniel K. Kingsbury, Executive Vice President          David R. Bock
Mark E. Bradley, Treasurer**                           Mary K. Bush
Christopher J. Kelley, Secretary                       John F. Cogan, Jr.
                                                       Benjamin M. Friedman
                                                       Margaret B.W. Graham
                                                       Daniel K. Kingsbury
                                                       Marguerite A. Piret
                                                       Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*     Chief Executive Officer of the Funds
**    Chief Financial and Accounting Officer of the Funds

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19637-06-0812


                                                           [LOGO] PIONEER
                                                                  Investments(R)







                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Emerging Markets VCT Portfolio -- Class I and II Shares



                                                               SEMIANNUAL REPORT

                                                                   June 30, 2012


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio

  Portfolio and Performance Update               2

  Comparing Ongoing Portfolio Expenses           3

  Portfolio Management Discussion                4

  Schedule of Investments                        7

  Financial Statements                          15

  Notes to Financial Statements                 20

  Trustees, Officers and Service Providers      24


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/12

[The data is a representation of a pie chart in the printed material]

Portfolio Diversification
(As a percentage of total investment portfolio)

International Common Stocks                                 65.5%
Depositary Receipts for International Stocks                27.3%
International Preferred Stocks                               3.7%
Exchange Traded Fund                                         3.2%
International Corporate Bonds                                0.3%

[The data is a representation of a pie chart in the printed material]

Geographical Distribution
(As a percentage of long-term holdings)

Korea, Republic Of                                          17.3%
China                                                       15.8%
Brazil                                                      15.0%
Taiwan, Province Of China                                   10.0%
India                                                        6.5%
Russian Federation                                           6.4%
Hong Kong                                                    5.3%
South Africa                                                 4.3%
Mexico                                                       4.1%
Indonesia                                                    2.4%
United States                                                2.2%
Luxembourg                                                   1.8%
Malaysia                                                     1.3%
Panama                                                       1.2%
Other (individually less than 1%)                            6.4%

Five Largest Holdings
(As a percentage of long-term holdings)*

------------------------------------------------------------------
1.   Samsung Electronics Co., Ltd.                           3.82%
------------------------------------------------------------------
2.   Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)   3.46
------------------------------------------------------------------
3.   Gazprom OAO (A.D.R.)                                    2.24
------------------------------------------------------------------
4.   iShares MSCI Emerging Markets Index Fund                2.24
------------------------------------------------------------------
5.   Petroleo Brasileiro SA                                  2.20
------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/12

Prices and Distributions

Net Asset Value per Share                    6/30/12         12/31/11
  Class I                                    $23.46           $24.08
  Class II                                   $23.13           $23.71

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/12 - 6/30/12)          Income         Capital Gains     Capital Gains
  Class I                   $0.1279        $ -               $0.7663
  Class II                  $0.0518        $ -               $0.7663

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Emerging Markets VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The data is a representation of a line chart in the printed material]

       Pioneer Emerging Markets    Pioneer Emerging Markets          MSCI
            VCT Portfolio,              VCT Portfolio,          Emerging Markets
                Class I                    Class II                  Index
6/02            $10,000                    $10,000                  $10,000
                 10,711                     10,690                   10,667
6/04             13,957                     13,903                   14,203
                 18,411                     18,290                   19,087
6/06             26,288                     26,062                   25,856
                 39,528                     39,094                   37,489
6/08             41,098                     40,540                   39,225
                 26,331                     25,915                   28,216
6/10             31,434                     30,829                   34,749
                 38,534                     37,675                   44,408
6/12             30,644                     29,889                   37,324

The Morgan Stanley Capital International (MSCI) Emerging Markets Index measures the performance of emerging markets stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2012)

--------------------------------------------------------------------------------
                                            Class I            Class II
--------------------------------------------------------------------------------
10 Years                                     11.85%             11.57%
5 Years                                      -4.96%             -5.23%
1 Year                                      -20.48%            -20.66%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on actual returns from January 1, 2012 through June 30, 2012.

       Share Class                                 I              II
       -------------------------------------------------------------------
       Beginning Account Value on 1/1/12       $1,000.00       $1,000.00
       Ending Account Value on 6/30/12         $1,012.20       $1,010.80
       Expenses Paid During Period*            $    6.95       $    8.20

* Expenses are equal to the Portfolio's annualized expense ratio of 1.39% and 1.64% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2012 through June 30, 2012.

       Share Class                                  I              II
       -------------------------------------------------------------------
       Beginning Account Value on 1/1/12       $1,000.00       $1,000.00
       Ending Account Value on 6/30/12         $1,017.95       $1,016.71
       Expenses Paid During Period*            $    6.97       $    8.22

* Expenses are equal to the Portfolio's annualized expense ratio of 1.39% and 1.64% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/12
--------------------------------------------------------------------------------

In the following interview, Sean Taylor, head of global emerging markets equity at Pioneer Investments, discusses the factors that influenced the Pioneer Emerging Markets VCT Portfolio's performance during the six months ended June 30, 2012. Mr. Taylor assumed the day-to-day responsibility of managing the Portfolio on December 15, 2011, just prior to the beginning of the six-month period.

Q: How would you characterize the market environment and performance of emerging market stocks during the six months ended June 30, 2012?

A: Emerging market equities finished the six-month period ended June 30, 2012, with a gain of 4.12%, as measured by the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index(1). During the first three months of 2012, stocks in the emerging markets were boosted by a very favorable environment of solid global economic growth, accommodative central bank policies, and a hearty appetite for risk among investors. In addition, investors continued to gravitate toward the emerging markets to take advantage of the strong growth profiles, healthy government finances, and attractive valuations that have been present in the asset class.

     The positive market backdrop took a turn for the worse in early April of 2012, for two important reasons. First, the re-emergence of the European debt crisis prompted investors to sell higher-risk assets, such as emerging market stocks, in order to reduce exposure to a potential worst-case scenario playing out in Greece or Spain. Second, the slowdown in growth trends in the United States and China, together with signs that Europe was slipping into a recession, raised fears about the overall global growth environment. The emerging markets rebounded strongly in June 2012, however, as the hope for further stimulus from the world's central banks sparked a resurgence in investors' appetite for risk, enabling the MSCI Emerging Markets Index to close the six-month period in positive territory.

Q: How did the Portfolio perform in that environment during the six months ended June 30, 2012?

A: Pioneer Emerging Markets VCT Portfolio Class I shares returned 1.22% at net asset value during the six months ended June 30, 2012, and Class II shares returned 1.08%. During the same period, as mentioned above, the Portfolio's benchmark, the MSCI Emerging Markets Index (the MSCI Index), returned 4.12%, while the average return of the 78 variable portfolios in Lipper's Emerging Markets Underlying Portfolios category was 4.21%.

     ----------------------------------------
     1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: What was the main reason for the Portfolio's underperformance of the MSCI Index during the six months ended June 30, 2012?

A: Stock selection was the primary factor in the Portfolio's shortfall relative to the MSCI Index during the six-month period. The Portfolio's holdings underperformed in the industrials, financials, and information technology sectors, where the most notable individual detractors from performance were Hyundai Heavy Industries, Itau Banco, and Infosys, respectively. A number of the Portfolio's larger holdings in the energy and materials sectors also were hit hard by the broader market downturn in the second quarter (April through June), including Petrobras and Gazprom in energy, and IAMGOLD in materials.

     The Portfolio's stock picks did manage to outperform the MSCI Index in a number of sectors during the period, including consumer discretionary, consumer staples, utilities, telecom services and health care. Unfortunately, those positives were not enough to offset the overall negative impact of the detractors.

Q: How have you positioned the Portfolio since assuming management responsibilities in December of 2011?

A: Since taking over the daily management of the Portfolio in mid-December 2011, the primary thrust of our changes has been to move away from the defensive stance the Portfolio had taken throughout 2011 by raising its risk profile nearer to the level of the broader market. Our goal in making the shift was to position the Portfolio to capture the significant upside potential of an asset class -- emerging market equities -- that has been trading at very attractive relative and absolute valuations.

     As of June 30, 2012, the Portfolio was overweight compared with the MSCI Index in information technology and consumer staples, and was underweight in materials, financials, utilities, industrials, and telecom services.

Q:   What is your broader view on the emerging markets?

A: We remain positive on the medium- and long-term outlook for the emerging markets. We believe the structural case for investing in the emerging markets remains intact, highlighted by high growth rates, better government finances and higher reserves, all of which have been supported by a sustained period of low interest rates globally. We believe that a healthier fiscal position than that of developed markets and stronger domestic demand should drive strong growth in the emerging markets for a multi-year period. Conversely, we see developed-market growth as likely remaining subpar for the next two or three years as countries go through a deleveraging cycle. Countries in the emerging markets also have much lower government debt levels than those in the developed markets, which is an issue that is currently in the spotlight, and likely to remain there for several years.

     We believe the interest-rate outlook is also favorable, as the downward momentum for inflation in most emerging countries should allow central banks to pursue a pro-growth agenda of lower interest rates. For instance, Brazil's Finance Minister has recently indicated that rates will come down further as inflation continues to moderate. India -- where inflation remained stubbornly high for longer than in most countries -- also has experienced a reduction in wholesale prices in recent months, which has enabled the country's central

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/12                            (continued)
--------------------------------------------------------------------------------

     bank to start pursuing pro-growth policies. China also is beginning to implement selective growth policies, such as cutting banks' reserve requirements.

     The short-term outlook for the emerging markets, however, is more difficult to predict. The key issues in the months ahead are likely to be the European debt problems and the prospects for global growth and inflation. The emerging markets remain highly sensitive to the ebbs and flows of investors' risk appetites, which creates the likelihood of additional volatility. Underlying fundamentals in the emerging markets appear to be strong, however, with robust corporate earnings and valuations near a three-year low relative to those in the developed markets. We believe these factors, together with the emerging markets' robust growth and healthy government finances, should continue to drive favorable long-term returns, even while allowing for periods of short-term volatility.



















     Please refer to the Schedule of Investments on pages 7 to 14 for a full listing of Portfolio securities.

     Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

    Shares                                                               Value
               PREFERRED STOCKS - 3.4%
               Energy - 1.2%
               Integrated Oil & Gas - 1.2%
   124,518     Petroleo Brasileiro SA
                                                                    $ 1,130,096
                                                                    -----------
               Total Energy                                         $ 1,130,096
                                                                    -----------
               Food, Beverage & Tobacco - 0.9%
               Brewers - 0.9%
    23,185     Cia de Bebidas das Americas                          $   891,265
                                                                    -----------
               Total Food, Beverage & Tobacco                       $   891,265
                                                                    -----------
               Banks - 0.8%
               Diversified Banks - 0.8%
    52,900     Banco Bradesco SA                                    $   787,640
                                                                    -----------
               Total Banks                                          $   787,640
                                                                    -----------
               Utilities - 0.5%
               Electric Utilities - 0.5%
    19,135     Cia Paranaense de Energia                            $   420,602
                                                                    -----------
               Total Utilities                                      $   420,602
                                                                    -----------
               TOTAL PREFERRED STOCKS
               (Cost $3,251,054)                                    $ 3,229,603
                                                                    -----------
               COMMON STOCKS - 83.9%
               Energy - 11.2%
               Integrated Oil & Gas - 6.8%
    12,095     Ecopetrol SA (A.D.R.)                                $   674,780
   204,558     Gazprom OAO (A.D.R.)                                   1,943,301
    13,794     Lukoil OAO (A.D.R.)                                      773,568
   584,000     PetroChina Co., Ltd.                                     760,064
   203,340     Petroleo Brasileiro SA                                 1,911,195
    23,800     Petroleo Brasileiro SA (A.D.R.)                          446,726
                                                                    -----------
                                                                    $ 6,509,634
                                                                    -----------
               Oil & Gas Exploration & Production - 1.2%
   479,000     CNOOC, Ltd.                                          $   966,400
    48,544     OGX Petroleo e Gas Participacoes SA*                     132,776
                                                                    -----------
                                                                    $ 1,099,176
                                                                    -----------
               Oil & Gas Refining & Marketing - 0.9%
    44,007     Reliance Industries, Ltd.                            $   586,748
     3,090     S-Oil Corp.                                              249,182
                                                                    -----------
                                                                    $   835,930
                                                                    -----------
               Oil & Gas Storage & Transportation - 0.9%
    92,066     Petronet LNG, Ltd.                                   $   238,493
    29,609     Ultrapar Participacoes SA                                665,553
                                                                    -----------
                                                                    $   904,046
                                                                    -----------
               Coal & Consumable Fuels - 1.4%
   250,000     China Shenhua Energy Co., Ltd.                       $   883,385
    19,001     Exxaro Resources, Ltd.                                   444,215
                                                                    -----------
                                                                    $ 1,327,600
                                                                    -----------
               Total Energy                                         $10,676,386
                                                                    -----------

The accompanying notes are an integral part of these financial statements.     7

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

   Shares                                                                 Value
              Materials - 8.0%
              Commodity Chemicals - 0.5%
    1,798     LG Chem, Ltd.                                         $   466,386
                                                                    -----------
              Fertilizers & Agricultural Chemicals - 1.4%
   15,591     Sociedad Quimica y Minera de Chile SA (A.D.R.)        $   867,951
  194,000     Taiwan Fertilizer Co., Ltd.                               449,795
                                                                    -----------
                                                                    $ 1,317,746
                                                                    -----------
              Construction Materials - 0.9%
  216,000     China National Building Material Co, Ltd.             $   235,087
  347,300     Indocement Tunggal Prakarsa Tbk PT                        643,143
                                                                    -----------
                                                                    $   878,230
                                                                    -----------
              Diversified Metals & Mining - 0.3%
  124,000     Jiangxi Copper Co., Ltd.                              $   275,205
                                                                    -----------
              Gold - 1.3%
   19,778     AngloGold Ashanti, Ltd.                               $   678,609
   49,925     IAMGOLD Corp.                                             589,115
                                                                    -----------
                                                                    $ 1,267,724
                                                                    -----------
              Steel - 3.6%
   69,787     Gerdau SA (A.D.R.)                                    $   611,334
    2,347     POSCO                                                     751,620
   22,736     Ternium SA (A.D.R.)                                       444,944
   15,163     Vale SA (A.D.R.)                                          300,986
   69,459     Vale SA (A.D.R.)                                        1,355,145
                                                                    -----------
                                                                    $ 3,464,029
                                                                    -----------
              Total Materials                                       $ 7,669,320
                                                                    -----------
              Capital Goods - 4.0%
              Construction & Engineering - 2.4%
   16,376     Doosan Heavy Industries & Construction Co., Ltd.      $   833,396
   19,914     Larsen & Toubro, Ltd.                                     505,205
    5,699     Samsung Engineering Co., Ltd.                             907,225
                                                                    -----------
                                                                    $ 2,245,826
                                                                    -----------
              Construction & Farm Machinery & Heavy Trucks - 1.6%
    6,120     Hyundai Heavy Industries Co., Ltd.                    $ 1,398,807
  128,600     Zoomlion Heavy Industry Science and Technology
              Co., Ltd.*                                                165,281
                                                                    -----------
                                                                    $ 1,564,088
                                                                    -----------
              Total Capital Goods                                   $ 3,809,914
                                                                    -----------
              Transportation - 1.6%
              Airlines - 1.6%
  350,800     AirAsia BHD                                           $   397,482
   13,313     Copa Holdings SA                                        1,098,056
                                                                    -----------
                                                                    $ 1,495,538
                                                                    -----------
              Total Transportation                                  $ 1,495,538
                                                                    -----------
              Automobiles & Components - 3.6%
              Auto Parts & Equipment - 0.5%
    2,003     Hyundai Mobis                                         $   486,299
                                                                    -----------

8     The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Shares                                                               Value
               Automobile Manufacturers - 3.1%
   640,000     Astra International Tbk PT                           $   467,984
     7,185     Hyundai Motor Co.                                      1,478,307
    14,817     Kia Motors Corp.                                         978,819
                                                                    -----------
                                                                    $ 2,925,110
                                                                    -----------
               Total Automobiles & Components                       $ 3,411,409
                                                                    -----------
               Consumer Durables & Apparel - 0.5%
               Apparel, Accessories & Luxury Goods - 0.5%
     8,198     Cie Financiere Richemont SA                          $   449,982
                                                                    -----------
               Total Consumer Durables & Apparel                    $   449,982
                                                                    -----------
               Media - 1.1%
               Broadcasting - 0.5%
    23,412     Grupo Televisa SAB (A.D.R.)                          $   502,890
                                                                    -----------
               Cable & Satellite - 0.6%
     9,876     Naspers, Ltd.                                        $   528,682
                                                                    -----------
               Total Media                                          $ 1,031,572
                                                                    -----------
               Retailing - 2.7%
               Apparel Retail - 2.7%
   511,000     Belle International Holdings, Ltd.                   $   874,157
    24,811     Cia Hering                                               470,099
    91,834     Mr Price Group, Ltd.                                   1,259,445
                                                                    -----------
                                                                    $ 2,603,701
                                                                    -----------
               Total Retailing                                      $ 2,603,701
                                                                    -----------
               Food & Staples Retailing - 1.8%
               Food Retail - 1.1%
    37,124     Magnit OJSC (G.D.R.)                                 $ 1,119,416
                                                                    -----------
               Hypermarkets & Super Centers - 0.7%
   370,500     Sun Art Retail Group, Ltd.                           $   406,956
    91,240     Wal-Mart de Mexico SAB de CV                             243,885
                                                                    -----------
                                                                    $   650,841
                                                                    -----------
               Total Food & Staples Retailing                       $ 1,770,257
                                                                    -----------
               Food, Beverage & Tobacco - 6.9%
               Brewers - 1.5%
     6,777     Anheuser - Busch InBev NV                            $   526,967
    25,348     Cia de Bebidas das Americas (A.D.R.)                     971,589
                                                                    -----------
                                                                    $ 1,498,556
                                                                    -----------
               Soft Drinks - 1.5%
    16,106     Fomento Economico Mexicano SAB de CV (A.D.R.)        $ 1,437,460
                                                                    -----------
               Packaged Foods & Meats - 1.9%
    34,959     BRF - Brasil Foods SA                                $   528,336
   193,600     Charoen Pokphand Foods PCL                               236,135
    15,673     Tiger Brands, Ltd.                                       471,276
   473,000     Want Want China Holdings, Ltd.                           585,226
                                                                    -----------
                                                                    $ 1,820,973
                                                                    -----------

The accompanying notes are an integral part of these financial statements.     9

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

     Shares                                                              Value
                Tobacco - 2.0%
    284,708     ITC, Ltd.                                          $ 1,338,883
      7,730     KT&G Corp.                                             549,857
                                                                   -----------
                                                                   $ 1,888,740
                                                                   -----------
                Total Food, Beverage & Tobacco                     $ 6,645,729
                                                                   -----------
                Pharmaceuticals, Biotechnology & Life Sciences - 1.0%
                Pharmaceuticals - 1.0%
     23,358     Teva Pharmaceutical Industries, Ltd. (A.D.R.)      $   921,240
                                                                   -----------
                Total Pharmaceuticals, Biotechnology &
                Life Sciences                                      $   921,240
                                                                   -----------
                Banks - 12.6%
                Diversified Banks - 12.6%
  2,364,000     Agricultural Bank of China, Ltd.                   $   954,560
    351,000     Bank Mandiri Persero Tbk PT                            271,693
    597,000     Bank Negara Indonesia Persero Tbk PT                   245,455
  2,478,000     Bank of China, Ltd.                                    948,300
    664,000     Bank Rakyat Indonesia Persero Tbk PT                   454,427
  1,676,000     China Construction Bank Corp.                        1,155,700
      8,180     Hana Financial Group, Inc.                             261,885
     75,269     HDFC Bank, Ltd.                                        766,272
     85,000     ICICI Bank, Ltd.                                     1,374,992
  2,081,000     Industrial & Commercial Bank of China, Ltd.          1,163,786
     94,896     Itau Unibanco Holding SA (A.D.R.)                    1,320,952
    289,500     Malayan Banking Bhd                                    796,403
     71,456     Sberbank of Russia (A.D.R.)                            777,258
     10,430     Shinhan Financial Group Co., Ltd.                      364,079
     76,928     Turkiye Halk Bankasi AS                                604,260
     59,050     Woori Finance Holdings Co., Ltd.                       650,313
                                                                   -----------
                                                                   $12,110,335
                                                                   -----------
                Total Banks                                        $12,110,335
                                                                   -----------
                Diversified Financials - 2.4%
                Other Diversified Financial Services - 1.0%
     14,943     Grupo BTG Pactual*                                 $   218,477
     21,870     KB Financial Group, Inc.                               714,432
                                                                   -----------
                                                                   $   932,909
                                                                   -----------
                Investment Banking & Brokerage - 1.4%
    228,000     CITIC Securities Co., Ltd.*                        $   483,028
  1,890,000     Yuanta Financial Holding Co., Ltd.                     869,578
                                                                   -----------
                                                                   $ 1,352,606
                                                                   -----------
                Total Diversified Financials                       $ 2,285,515
                                                                   -----------
                Insurance - 0.7%
                Life & Health Insurance - 0.7%
     85,000     Ping An Insurance Group Co.                        $   686,007
                                                                   -----------
                Total Insurance                                    $   686,007
                                                                   -----------
                Real Estate - 2.9%
                Real Estate Operating Companies - 0.3%
     24,666     BR Malls Participacoes SA                          $   282,128
                                                                   -----------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Shares                                                               Value
               Real Estate Development - 2.6%
   836,000     Agile Property Holdings, Ltd.                       $ 1,086,127
   406,000     China Overseas Land & Investment, Ltd.                  952,544
   835,000     Evergrande Real Estate Group, Ltd.                      431,713
                                                                   -----------
                                                                   $ 2,470,384
                                                                   -----------
               Total Real Estate                                   $ 2,752,512
                                                                   -----------
               Software & Services - 4.2%
               Internet Software & Services - 2.6%
     7,600     Baidu, Inc. (A.D.R.)*                               $   873,848
    11,047     Mail.ru Group, Ltd. (G.D.R.)*                           376,263
     8,100     SINA Corp.*                                             419,661
    26,900     Tencent Holdings, Ltd.                                  794,468
                                                                   -----------
                                                                   $ 2,464,240
                                                                   -----------
               IT Consulting & Other Services - 0.9%
    19,200     Infosys, Ltd. (A.D.R.)                              $   865,152
                                                                   -----------
               Home Entertainment Software - 0.7%
     3,048     NCSoft Corp.                                        $   732,501
                                                                   -----------
               Total Software & Services                           $ 4,061,893
                                                                   -----------
               Technology Hardware & Equipment - 3.6%
               Computer Hardware - 1.6%
   451,000     Acer, Inc.                                          $   472,794
   522,000     Lenovo Group, Ltd.                                      445,430
   238,000     Quanta Computer, Inc.                                   642,479
                                                                   -----------
                                                                   $ 1,560,703
                                                                   -----------
               Computer Storage & Peripherals - 0.7%
    97,000     Catcher Technology Co., Ltd.                        $   658,324
                                                                   -----------
               Electronic Equipment Manufacturers - 0.8%
    57,018     TPK Holding Co., Ltd.                               $   723,566
                                                                   -----------
               Electronic Manufacturing Services - 0.5%
   164,000     Hon Hai Precision Industry Co., Ltd.                $   495,862
                                                                   -----------
               Total Technology Hardware & Equipment               $ 3,438,455
                                                                   -----------
               Semiconductors & Semiconductor Equipment - 7.9%
               Semiconductors - 7.9%
     3,109     Samsung Electronics Co., Ltd.                       $ 3,305,899
    42,010     SK Hynix, Inc.                                          890,592
   214,630     Taiwan Semiconductor Manufacturing
               Co., Ltd. (A.D.R.)                                    2,996,235
   189,800     United Microelectronics Corp. (A.D.R.)                  411,866
                                                                   -----------
                                                                   $ 7,604,592
                                                                   -----------
               Total Semiconductors & Semiconductor Equipment      $ 7,604,592
                                                                   -----------
               Telecommunication Services - 6.7%
               Integrated Telecommunication Services - 1.3%
   250,000     China Unicom Hong Kong, Ltd.                        $   314,122
                                                                   -----------
   302,000     Chunghwa Telecom Co., Ltd.                              953,642
                                                                   -----------
                                                                   $ 1,267,764
                                                                   -----------

The accompanying notes are an integral part of these financial statements.    11

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

    Shares                                                                              Value
                              Wireless Telecommunication Services - 5.4%
     53,781                   America Movil SAB de CV (A.D.R.)                     $ 1,401,533
    143,500                   China Mobile, Ltd.                                     1,577,332
     12,355                   Millicom International Cellular SA                     1,165,457
     34,131                   Mobile Telesystems OJSC (A.D.R.)                         587,053
     35,864                   Vodacom Group, Ltd.                                      409,346
                                                                                   -----------
                                                                                   $ 5,140,721
                                                                                   -----------
                              Total Telecommunication Services                     $ 6,408,485
                                                                                   -----------
                              Utilities - 0.5%
                              Electric Utilities - 0.5%
     27,905                   Cia Energetica de Minas Gerais (A.D.R.)              $   514,010
                                                                                   -----------
                              Total Utilities                                      $   514,010
                                                                                   -----------
                              TOTAL COMMON STOCKS
                              (Cost $80,653,393)                                   $80,346,852
                                                                                   -----------

                     S&P/
  Principal       Moody's
 Amount ($)       Ratings
                              CORPORATE BONDS - 0.1%
                              Household & Personal Products - 0.1%
                              Personal Products - 0.1%
BRL 136,000       NR/NR       Hypermarcas SA, 11.3%, 10/15/18 (c)                 $    47,343
BRL 136,000       NR/NR       Hypermarcas SA, 3.0%, 10/15/15 (c)                       50,725
                                                                                  -----------
                                                                                  $    98,068
                                                                                  -----------
                              Total Household & Personal Products                 $    98,068
                                                                                  -----------
                              TOTAL CORPORATE BONDS
                              (Cost $159,944)                                     $    98,068
                                                                                  -----------

   Shares
                              MUTUAL FUNDS - 3.0%
                              Diversified Financials - 3.0%
                              Other Diversified Financial Services - 3.0%
    692,600                   iShares FTSE A50 China Index ETF                    $   908,845
     49,483                   iShares MSCI Emerging Markets Index Fund              1,939,239
                                                                                  -----------
                                                                                  $ 2,848,084
                                                                                  -----------
                              Total Diversified Financials                        $ 2,848,084
                                                                                  -----------
                              TOTAL MUTUAL FUNDS
                              (Cost $2,866,427)                                   $ 2,848,084
                                                                                  -----------
                              RIGHTS/WARRANTS - 0.0%+
                              Household & Personal Products - 0.0%+
                              Personal Products - 0.0%+
        136                   Hypermarcas SA*                                     $        --
                                                                                  -----------
                              Total Household & Personal Products                 $        --
                                                                                  -----------
                              TOTAL RIGHTS/WARRANTS
                              (Cost $0)                                           $        --
                                                                                  -----------
                              TOTAL INVESTMENT IN SECURITIES - 90.4%
                              (Cost $86,930,818) (a) (b)                          $86,522,607
                                                                                  -----------
                              OTHER ASSETS & LIABILITIES - 9.6%                   $ 9,160,772
                                                                                  -----------
                              TOTAL NET ASSETS - 100.0%                           $95,683,379
                                                                                  ===========

12    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(G.D.R.) Global Depositary Receipt.
(A.D.R.) American Depositary Receipt.

*        Non-income producing security.

+        Rounds to less than 0.1%.

(a) At June 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $88,019,281 was as follows:

           Aggregate gross unrealized loss for all investments in which there is an excess of     $ 7,051,240
             value over tax cost
           Aggregate gross unrealized loss for all investments in which there is an excess of      (8,547,914)
             tax cost over value                                                                  -----------

           Net unrealized loss                                                                    $(1,496,674)
                                                                                                  ===========

(b) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

         Korea, Republic Of                                                17.3%
         China                                                             15.8%
         Brazil                                                            15.0%
         Taiwan, Province Of China                                         10.0%
         India                                                              6.5%
         Russian Federation                                                 6.4%
         Hong Kong                                                          5.3%
         South Africa                                                       4.3%
         Mexico                                                             4.1%
         Indonesia                                                          2.4%
         United States                                                      2.2%
         Luxembourg                                                         1.8%
         Malaysia                                                           1.3%
         Panama                                                             1.2%
         Other (individually less than 1%)                                  6.4%
                                                                           -----
                                                                           100.0%
                                                                           =====

(c)      Security is valued using fair value methods.
NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:


BRL      Brazilian Real

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2012 aggregated $81,647,347 and $88,501,746, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

         Level 1 -- quoted prices in active markets for identical securities

         Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

         Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level
3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2012, in valuing the Portfolio's assets:

                                              Level 1         Level 2       Level 3        Total
         Preferred Stocks                   $ 3,229,603     $        --     $    --     $ 3,229,603
         Common Stocks*                      22,547,871      57,798,981          --      80,346,852
         Mutual Funds                         1,939,239         908,845          --       2,848,084
         Rights/Warrants                             --              --          --              --
         Corporate Bonds                             --              --      98,068          98,068
                                            -----------     -----------     -------     -----------
         Total                              $27,716,713     $58,707,826     $98,068     $86,522,607
                                            ===========     ===========     =======     ===========
         Other Financial Instruments**      $        --     $        --     $    --     $        --
                                            ===========     ===========     =======     ===========

* Level 2 securities are valued by independent pricing services using fair value factors.
**       Other financial instruments include foreign exchange contracts.

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

                                                                      Corporate
                                                                        Bonds
   Balance as of 12/31/11                                             $136,474
   Realized gain (loss)                                                     --
   Change in unrealized appreciation
    (depreciation)1                                                    (38,406)
   Net purchases (sales)                                                    --
   Transfers in and out of Level 3                                          --
                                                                      --------
   Balance as of 6/30/12                                              $ 98,068
                                                                      ========

1 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.
*    Transfers are calculated on the beginning of period values.

     Net change in unrealized appreciation (depreciation)
     of investments still held as of 6/30/12                           $(38,406)
                                                                       ---------


14    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Six Months
                                                            Ended          Year       Year        Year        Year         Year
                                                           6/30/12        Ended      Ended       Ended        Ended       Ended
                                                         (unaudited)     12/31/11   12/31/10    12/31/09    12/31/08     12/31/07
Class I
Net asset value, beginning of period                        $ 24.08       $ 31.52   $ 27.34     $ 15.84      $ 43.86     $ 34.26
                                                            -------       -------   -------     -------     --------     -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.17       $  0.35   $  0.17     $  0.10      $  0.39     $  0.11
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                            0.11         (7.71)     4.15       11.65       (23.10)      13.83
                                                            -------       -------   -------     -------     --------     -------
  Net increase (decrease) from investment
    operations                                              $  0.28       $ (7.36)  $  4.32     $ 11.75      $(22.71)    $ 13.94
Distributions to shareowners:
 Net investment income                                        (0.13)        (0.08)    (0.14)      (0.25)       (0.13)      (0.20)
 Net realized gain                                            (0.77)           --        --          --        (5.18)      (4.14)
                                                            -------       -------   -------     -------     --------     -------
Total distributions                                         $ (0.90)      $ (0.08)  $ (0.14)   $  (0.25)     $ (5.31)    $ (4.34)
                                                            -------       -------   -------     -------     --------     -------
Net increase (decrease) in net asset value                  $ (0.62)      $ (7.44)  $  4.18     $ 11.50      $(28.02)    $  9.60
                                                            -------       -------   -------     -------     --------     -------
Net asset value, end of period                              $ 23.46       $ 24.08   $ 31.52     $ 27.34      $ 15.84     $ 43.86
                                                            =======       =======   =======     =======      =======     =======
Total return*                                                  1.22%      (23.40)%    15.89%      74.64%      (58.20)%     42.86%
Ratio of net expenses to average net assets+                   1.39%**       1.47%     1.45%       1.45%        1.52%       1.40%
Ratio of net investment income to average net assets+          1.34%**       1.13%     0.66%       0.72%        1.44%       0.41%
Portfolio turnover rate                                         169%**        215%       97%         60%          65%         54%
Net assets, end of period (in thousands)                    $42,125       $43,727   $65,958     $54,690      $24,424     $47,612
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                  1.39%**       1.47%     1.45%       1.45%        1.52%       1.40%
 Net investment income                                         1.34%**       1.13%     0.66%       0.72%        1.44%       0.41%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.
Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.    15

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Six Months
                                                          Ended
                                                         6/30/12    Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                       (unaudited)   12/31/11     12/31/10     12/31/09     12/31/08     12/31/07
Class II
Net asset value, beginning of period                     $  23.71      $ 31.04      $ 26.94      $ 15.62      $ 43.32       $ 33.92
                                                         --------      -------      -------      -------      -------       -------
Increase (decrease) from investment operations:
 Net investment income                                   $   0.13      $  0.27      $  0.13      $  0.07      $  0.31       $  0.10
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                          0.11        (7.60)        4.06        11.44       (22.80)        13.58
                                                         --------      -------      -------      -------      -------       -------
  Net increase (decrease) from investment
    operations                                           $   0.24      $ (7.33)     $  4.19      $ 11.51      $(22.49)      $ 13.68
Distributions to shareowners:
 Net investment income                                      (0.05)         --         (0.09)       (0.19)       (0.03)        (0.14)
 Net realized gain                                          (0.77)         --            --           --        (5.18)        (4.14)
                                                         --------      -------      -------      -------      -------       -------
Total distributions                                      $  (0.82)     $    --      $ (0.09)     $ (0.19)     $ (5.21)      $ (4.28)
                                                         --------      -------      -------      -------      -------       -------
Net increase (decrease) in net asset value               $  (0.58)     $ (7.33)     $  4.10      $ 11.32      $(27.70)      $  9.40
                                                         --------      -------      -------      -------      -------       -------
Net asset value, end of period                           $  23.13      $ 23.71      $ 31.04      $ 26.94      $ 15.62       $ 43.32
                                                         ========      =======      =======      =======      =======       =======
Total return*                                                1.08%      (23.62)%      15.61%       74.02%      (58.30)%       42.45%
Ratio of net expenses to average net assets+                 1.64%**      1.72%        1.70%        1.69%        1.76%         1.64%
Ratio of net investment income to average net assets+        1.11%**      0.86%        0.40%        0.45%        1.24%         0.31%
Portfolio turnover rate                                       169%**       215%          97%          60%          65%           54%
Net assets, end of period (in thousands)                 $ 53,559      $52,403      $83,293      $82,930      $38,143       $85,981
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                1.64%**      1.72%        1.70%        1.69%        1.76%         1.64%
 Net investment income                                       1.11%**      0.86%        0.40%        0.45%        1.24%         0.31%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.
Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


16    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost $86,930,818)                                         $86,522,607
 Cash                                                                                 10,225,113
 Foreign currencies, at value (cost $574,777)                                            575,321
 Receivables --
   Investment securities sold                                                          1,609,731
   Fund shares sold                                                                       40,927
   Dividends, interest and foreign taxes withheld                                        489,210
 Other                                                                                     5,353
                                                                                     -----------
    Total assets                                                                     $99,468,262
                                                                                     -----------
LIABILITIES:
 Payables --
   Investment securities purchased                                                   $ 3,660,782
   Fund shares repurchased                                                                60,790
 Due to affiliates                                                                        11,879
 Accrued expenses                                                                         51,432
                                                                                     -----------
    Total liabilities                                                                $ 3,784,883
                                                                                     -----------
NET ASSETS:
 Paid-in capital                                                                     $95,836,563
 Undistributed net investment income                                                     596,096
 Accumulated net realized loss on investments and foreign currency transactions         (348,105)
 Net unrealized loss on investments                                                     (408,211)
 Net unrealized gain on forward foreign currency contracts and other assets and
   liabilities denominated in foreign currencies                                           7,036
                                                                                     -----------
    Total net assets                                                                 $95,683,379
                                                                                     ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $42,124,858/1,795,361 shares)                                     $     23.46
                                                                                     ===========
 Class II (based on $53,558,521/2,315,396 shares)                                    $     23.13
                                                                                     ===========


The accompanying notes are an integral part of these financial statements.    17

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/12

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $116,929)                                  $  1,343,679
 Interest                                                                                      5,597
                                                                                        ------------
  Total investment income                                                                                 $1,349,276
                                                                                                          ----------
EXPENSES:
 Management fees                                                                        $    566,760
 Transfer agent fees
  Class I                                                                                        779
  Class II                                                                                       778
 Distribution fees
  Class II                                                                                    69,571
 Administrative reimbursements                                                                14,159
 Custodian fees                                                                               51,884
 Professional fees                                                                            26,928
 Printing expense                                                                              6,568
 Fees and expenses of nonaffiliated trustees                                                   3,630
 Miscellaneous                                                                                11,993
                                                                                        ------------
  Total expenses                                                                                          $  753,050
                                                                                                          ----------
   Net investment income                                                                                  $  596,226
                                                                                                          ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
 Net realized gain (loss) on:
 Investments                                                                            $  2,019,246
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                      (1,278,830)     $  740,416
                                                                                        ------------      ----------
 Change in net unrealized loss on:
 Investments                                                                            $   (178,362)
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                           8,715      $ (169,647)
                                                                                        ------------      ----------
 Net gain on investments and foreign currency transactions                                                $  570,769
                                                                                                          ----------
 Net increase in net assets resulting from operations                                                     $1,166,995
                                                                                                          ==========

18    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            Six Months
                                                                                               Ended
                                                                                              6/30/12          Year Ended
                                                                                            (unaudited)         12/31/11
FROM OPERATIONS:
Net investment income                                                                      $     596,226      $   1,223,067
Net realized gain on investments and foreign currency transactions                               740,416          8,584,036
Change in net unrealized gain (loss) on investments and foreign currency transactions           (169,647)       (41,682,892)
                                                                                           -------------      -------------
  Net increase (decrease) in net assets resulting from operations                          $   1,166,995      $ (31,875,789)
                                                                                           -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.13 and $0.08 per share, respectively)                                        $    (221,438)     $    (159,040)
  Class II ($0.05 and $0.00 per share, respectively)                                            (115,919)                --
Net realized gain:
  Class I ($0.77 and $0.00 per share, respectively)                                           (1,326,726)                --
  Class II ($0.77 and $0.00 per share, respectively)                                          (1,714,840)                --
                                                                                           -------------      -------------
    Total distributions to shareowners                                                     $  (3,378,923)     $    (159,040)
                                                                                           -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $  13,348,525      $  24,137,561
Reinvestment of distributions                                                                  3,378,924            159,040
Cost of shares repurchased                                                                   (14,962,566)       (45,382,802)
                                                                                           -------------      -------------
  Net increase (decrease) in net assets resulting from Portfolio share transactions        $   1,764,883      $ (21,086,201)
                                                                                           -------------      -------------
  Net decrease in net assets                                                               $    (447,045)     $ (53,121,030)
NET ASSETS:
Beginning of period                                                                           96,130,424        149,251,454
                                                                                           -------------      -------------
End of period                                                                              $  95,683,379      $  96,130,424
                                                                                           =============      =============
Undistributed net investment income                                                        $     596,096      $     337,227
                                                                                           =============      =============

                                                           '12 Shares      '12 Amount        '11 Shares        '11 Amount
                                                           (unaudited)     (unaudited)
CLASS I
Shares sold                                                   183,114      $ 4,591,870           301,424      $  9,041,294
Reinvestment of distributions                                  67,488        1,548,165             5,359           159,040
Less shares repurchased                                      (271,045)      (6,833,314)         (583,231)      (16,585,993)
                                                             --------      -----------        ----------      ------------
  Net decrease                                                (20,443)     $  (693,279)         (276,448)     $ (7,385,659)
                                                             ========      ===========        ==========      ============
CLASS II
Shares sold                                                   351,490      $ 8,756,655           533,353      $ 15,096,267
Reinvestment of distributions                                  80,971        1,830,759                --                --
Less shares repurchased                                      (327,536)      (8,129,252)       (1,006,729)      (28,796,809)
                                                             --------      -----------        ----------      ------------
  Net increase (decrease)                                     104,925      $ 2,458,162          (473,376)     $(13,700,542)
                                                             ========      ===========        ==========      ============


The accompanying notes are an integral part of these financial statements.    19

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Emerging Markets VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek long-term capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation
     Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

     The Portfolio invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Portfolio.

     Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

     At June 30, 2012, there were 2 securities that were valued using fair value methods (in addition to securities that were valued using prices supplied by independent pricing services) representing 0.0 of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Foreign Currency Translation
     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts
     The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D.   Federal Income Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

     In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended June 30, 2012, the Portfolio paid no such taxes.

     In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of June 30, 2012, the Portfolio had no reserves related to taxes on the repatriation of foreign capital gains.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distribution payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2011 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2011, were as follows:

-------------------------------------------------------------------------------
                                                                 2011
-------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary Income                                             $  159,040
                                                              ----------
    Total distributions                                       $  159,040
                                                              ==========
  Distributable Earnings:
  Undistributed ordinary income                               $  337,150
  Undistributed long-term gain                                 3,041,508
  Unrealized depreciation                                     (1,319,914)
                                                              ----------
    Total                                                     $2,058,744
                                                              ==========
-------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and the mark to market on forward currency contracts.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

E.   Portfolio Shares and Class Allocations
     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $109,364 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2012. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F.   Risks
     The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.   Securities Lending
     The Portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At June 30, 2012, the Portfolio had no securities on loan.

H.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 1.15% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,510 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2012.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $307 in transfer agent fees payable to PIMSS at June 30, 2012.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,062 in distribution fees payable to PFD at June 30, 2012.


5. Forward Foreign Currency Contracts
During the six months ended June 30, 2012, the Portfolio entered into various forward foreign currency contracts that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract. At June 30, 2012, the Portfolio had no open portfolio or settlement hedges. The average value of contracts open during the six months ended June 30, 2012, was $544,927.

6. Additional Disclosures about Derivative Instruments and Hedging Activities:
The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 was as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Change in
                                                                                                              Unrealized Gain
 Derivatives not accounted for                                                                                 or (Loss) on
  as hedging instruments under                                                           Realized Gain or       Derivatives
      Accounting Standards                   Location of Gain or (Loss)               (Loss) on Derivatives    Recognized in
     Codification (ASC) 815              On Derivatives Recognized in Income           Recognized in Income       Income
-----------------------------------------------------------------------------------------------------------------------------
 Forward foreign currency       Net realized gain on forward foreign currency        $43,545
 contracts                      contracts and other assets and liabilities
                                denominated in foreign currencies
 Forward foreign currency       Change in unrealized loss on forward foreign                                      $8,715
 contracts                      currency contracts and other assets and liabilities
                                denominated in foreign currencies
-----------------------------------------------------------------------------------------------------------------------------

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                            Trustees
John F. Cogan, Jr., President*                      Thomas J. Perna, Chairman
Daniel K. Kingsbury, Executive Vice President       David R. Bock
Mark E. Bradley, Treasurer**                        Mary K. Bush
Christopher J. Kelley, Secretary                    John F. Cogan, Jr.
                                                    Benjamin M. Friedman
                                                    Margaret B.W. Graham
                                                    Daniel K. Kingsbury
                                                    Marguerite A. Piret
                                                    Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


* Chief Executive Officer of the Funds
** Chief Financial and Accounting Officer of the Funds

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.



























                                                                   19618-06-0812


                                                           [LOGO] PIONEER
                                                                  Investments(R)







                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Equity Income VCT Portfolio -- Class I and II Shares



                                                               SEMIANNUAL REPORT

                                                                   June 30, 2012




Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------







T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

  Portfolio and Performance Update               2

  Comparing Ongoing Portfolio Expenses           3

  Portfolio Management Discussion                4

  Schedule of Investments                        8

  Financial Statements                          11

  Notes to Financial Statements                 16

  Trustees, Officers and Service Providers      19








This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/12
--------------------------------------------------------------------------------

[The data is a representation of a pie chart in the printed material]

Portfolio Diversification
(As a percentage of total investment portfolio)

U.S. Common Stocks                                 90.4%
International Common Stocks                         7.6%
Depository Receipts for International Stocks        2.0%

[The data is a representation of a pie chart in the printed material]

Sector Distribution
(As a percentage of equity holdings)

Financials                                         18.6%
Consumer Staples                                   15.2%
Materials                                          10.9%
Utilities                                           9.4%
Health Care                                         9.0%
Information Technology                              8.6%
Energy                                              8.0%
Telecommunication Services                          7.5%
Industrials                                         6.7%
Consumer Discretionary                              6.1%

Five Largest Holdings
(As a percentage of equity holdings)*

----------------------------------------------------------
  1.  Valspar Corp.                                3.64%
----------------------------------------------------------
  2.  The Hershey Co.                              2.23
----------------------------------------------------------
  3.  HJ Heinz Co.                                 2.21
----------------------------------------------------------
  4.  US Bancorp                                   2.16
----------------------------------------------------------
  5.  The Chubb Corp.                              2.13
----------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/12
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                    6/30/12     12/31/11
  Class I                                    $20.91       $20.26
  Class II                                   $21.03       $20.39

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/12 - 6/30/12)          Income         Capital Gains     Capital Gains
  Class I                   $0.3200        $   -             $   -
  Class II                  $0.3000        $   -             $   -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Equity Income VCT Portfolio at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The data is a representation of a line chart in the printed material]

             Pioneer Equity               Pioneer Equity
         Income VCT Portfolio,         Income VCT Portfolio,       Russell 1000
                 Class I                     Class II               Value Index
6/02             $10,000                     $10,000                  $10,000
                   9,632                       9,609                    9,898
6/04              11,349                      11,294                   11,989
                  12,956                      12,864                   13,675
6/06              14,591                      14,450                   15,330
                  17,775                      17,554                   18,681
6/08              15,356                      15,126                   15,173
                  10,941                      10,752                   10,769
6/10              12,933                      12,675                   12,590
                  17,141                      16,755                   16,234
6/12              17,529                      17,088                   16,722

The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2012)

--------------------------------------------------------------------------------
                                           Class I              Class II
--------------------------------------------------------------------------------
10 Years                                    5.77%                 5.50%
5 Years                                    -0.28%                -0.54%
1 Year                                      2.26%                 1.98%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from January 1, 2012, through June 30, 2012.

       Share Class                                I               II
       -----------------------------------------------------------------
       Beginning Account Value on 1/1/12       $1,000.00       $1,000.00
       Ending Account Value on 6/30/12         $1,048.10       $1,046.20
       Expenses Paid During Period*            $    3.72       $    4.99

* Expenses are equal to the Portfolio's annualized expense ratio of 0.73% and 0.98% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2012, through June 30, 2012.

       Share Class                                 I              II
       -----------------------------------------------------------------
       Beginning Account Value on 1/1/12       $1,000.00       $1,000.00
       Ending Account Value on 6/30/12         $1,021.23       $1,019.99
       Expenses Paid During Period*            $    3.67       $    4.92

* Expenses are equal to the Portfolio's annualized expense ratio of 0.73% and 0.98% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/12
--------------------------------------------------------------------------------

In the following interview, John Carey, Executive Vice President and Head of U.S. Core Value at Pioneer Investments, discusses the investment environment during the six-month period ended June 30, 2012, and Pioneer Equity Income VCT Portfolio's performance during the period. Mr. Carey is responsible for the day-to-day management of the Portfolio.

Q: How would you describe the market for equities during the six months ended June, 30, 2012, particularly for the types of equities deemed appropriate for the Portfolio?

A: After an especially good advance during the first several months of 2012, the market corrected in May, but still finished the six-month period with positive returns. Some of the concerns about European financial and currency-related issues eased for a time (they have since returned), and investors took heart from positive earnings and economic data. The correction had also pushed many share prices down to what a lot of investors appeared to regard as bargain levels, prompting buying.

     While the general stock market advanced, however, there were shifts in "market leadership"--that is, in the relative performance of the various market sectors and industries. The near panic that affected the market during the difficult months of 2011 gave way to a much more bullish sentiment in early 2012. The emotional change was reflected in the strong relative performance of the so-called "money-center" financials, which had been particularly hard hit during the downturn, and the relatively weak performance of utilities and consumer staples, two of the sectors that had attracted scared investors in 2011. The rotation in sector leadership was sometimes characterized in the business press as "risk off to risk on."

     Pioneer Equity Income VCT Portfolio has usually been geared more towards a "risk off"-type of market. That is because our emphasis on stable and growing dividends* tends to position the portfolio in the calmer seas of the market. Yet it is sometimes in the stormier areas of the ocean where the strong winds arise that can propel a ship sharply forward, and so it is that "risk on" portfolios may on those occasions do better than our Portfolio.

     *    Dividends are not guaranteed.

Q: How did the Portfolio perform in that environment during the six months ended June 30, 2012?

A: Pioneer Equity Income VCT Portfolio Class I shares returned 4.81% at net asset value during the six months ended June 30, 2012, and Class II shares returned 4.62%. During the same six-month period, the Portfolio's benchmark, the Russell 1000 Value Index (the Russell Index), returned 8.68%, and the average return of the 70 variable portfolios in Lipper's Equity Income Underlying Portfolios category was 7.33%.

Q: Could you please talk in more detail about the Portfolio's performance during the six months ended June 30, 2012? Specifically, what were the main reasons for the Portfolio's underperformance of the benchmark Russell Index?

A: Being underweight the strong-performing financials sector and overweight the weak-performing utilities sector were key reasons for the Portfolio's underperformance, plus stock selections in those two sectors as well as in the consumer discretionary, telecom services, health care, and information technology sectors. Within financials, the Portfolio was largely unrepresented

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     in the early months of the period in the recovering money-center banks, with underweights in Bank of America and JPMorgan Chase being especially costly for benchmark-relative performance. In utilities, the Portfolio had positions in a number of companies with natural gas exploration and production exposures, which hurt them at a time when natural gas, due to mild winter weather in the United States and plentiful supplies, was plummeting in price. In consumer discretionary, it was the Portfolio's automotive exposure that hurt performance, and in telecom services, the Portfolio was underweight AT&T, which was a strong performer during the period. In health care, because of our dividend objective, we had emphasized pharmaceutical and medical equipment companies in the portfolio over health insurance and management companies, and it was the latter that fared better. In information technology--again because of our dividend goal--the Portfolio had a good slug of semiconductor stocks, while other industries within the technology sector outperformed.

     On the plus side of the ledger, some of the Portfolio's "special situations" did very well. Valspar, a supplier of house paint to home-improvement giant Lowe's, was up by 36% during the period; Cedar Fair, operator of amusement parks, recorded a gain of 44%; Timken, a producer of roller bearings for various vehicles, advanced by 24%; and Marathon Petroleum moved ahead by 37%. Nonetheless, the overall positioning and the effect of the underperformers resulted in a total return for the Portfolio that was less than that of the Russell Index.

Q: Could you please discuss changes that you made to the Portfolio during the six months ended June 30, 2012?

A: The changes that we saw in the stock market, along with our desire to boost the distributable dividend* income from the Portfolio, led us to make a large number of purchases and a sizeable, though smaller, number of sales during the six-month period. The effect on the portfolio was a net increase of 15 positions. In sum, we took initial Portfolio stakes in 33 stocks and liquidated investments in 19, and we received an additional new position in a spinoff from an existing Portfolio holding.

     Among the Portfolio's new holdings were several European securities. We felt that some of the pessimism about Europe was overdone and that values had emerged in several countries on that continent. One European addition to the Portfolio was Johnson Matthey, a specialty chemicals company as well as a refiner of precious metals. Another addition was Deutsche Boerse, a provider of electronic trading systems for European securities. The Portfolio also received shares of Dutch coffee maker DE Master Blenders when the company was spun out from Sara Lee, an existing Portfolio holding which simultaneously changed its name to Hillshire Brands.

     The vast majority of new positions in the Portfolio were United States-headquartered companies. Among the new additions was Microsoft, which may not be the first stock that comes to mind when thinking of income-producing "value plays," yet the price-to-earnings multiple on today's Microsoft is well below the average multiple for stocks in the Standard & Poor's 500 Index (the S&P 500), and the company's dividend yield is above average relative to the yield on the S&P 500. Also added was Ford Motor, an impressive recovery story over the past several years, which resumed paying dividends during the six-month period. As we write this letter, the company has regained its investment-grade credit rating from some of the principal rating

     *    Dividends are not guaranteed.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/12                            (continued)
--------------------------------------------------------------------------------

     agencies. We believe that our purchase of Home Depot positions the Portfolio to take part in a recovering home improvement market. Our buys of Coca-Cola, Dr. Pepper Snapple, and Kellogg are consistent with our customary emphasis in the Portfolio on consumer staples companies selling at what we regard as attractive levels. Likewise, our purchase of Alliant Energy illustrates our continuing interest in the utilities sector for this Portfolio.

     Seeing finally the signs of more probable recovery in the diversified financials sector, we purchased shares of a number of companies, including Citigroup, Bank of America, and NYSE Euronext, the operator of the New York Stock Exchange.

     Among sales from the Portfolio during the period were stocks we thought had reached reasonable price objectives or that appeared less compelling with respect to near- and intermediate-term prospects than stocks we wished to purchase. In the former category, for example, were Bristol-Myers Squibb, AmericanWaterWorks, and Discover Financial Services; and in the latter category were PepsiCo, Walgreen, and Applied Materials.

Q: The Portfolio typically places an important emphasis on dividend-paying stocks. Would you describe the environment for dividends as positive or negative during the six months ended June 30, 2012?

A: From my point of view, definitely positive! American companies, as well as many foreign companies, have accumulated large cash reserves during this period of moderate economic growth. Finding themselves with more cash than they require for capital expenditures and additions to working capital, a considerable number of companies have been choosing to pay out larger amounts than heretofore in the form of dividends. Of course, companies continue to repurchase shares, and some are also using cash to acquire other companies. But at a time when business executives remain cautious, dividends can appear to companies a compelling use of extra cash and a way to support their share prices. We are seeing not only generous dividend increases from companies, but also payments of "extra" dividends, which at least in the short term can have the effect of raising the yield considerably.

     Looming on the horizon, of course, is the potential increase in federal tax rates on dividends in 2013. It remains to be seen what will happen in Washington, D.C., with regard to tax policy. There certainly could be an effect on companies' behavior with regard to dividend payments. We cannot predict anything in that regard, and so it is not now possible for us to look very far ahead when it comes to dividends. A severe economic setback leading to a sharp reduction in corporate earnings could also affect dividend payments.

Q: Given the various potential headwinds facing the global economy, what is your outlook for the remainder of 2012?

A: For a small country, Greece has certainly been much in the news of late. In fact, Greece has become a kind of shorthand way of referring to the problems in the euro zone and, perhaps more broadly, in the Western world, including the United States. Years of deficit spending, and years of building up unfunded retirement and health care obligations, have left countries on both sides of the Atlantic in a strained financial condition. At the same time, the economic growth that historically has helped in righting the fiscal ships has not been strong enough to do that this time around. So we are looking at an uncertain picture in "our own neck of the woods." In regard to Asia and Latin America

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     and other areas that have been growing faster and helping to maintain some economic "luster" in the world, there are signs of pressures there, too.

     In the near term, corporate earnings have remained strong, dividend payments have continued, and most economic indicators have been positive, if only moderately so. We think, though, that one should keep one's weather eye open and be prepared for occasional market volatility. We saw sharp moves in the stock market during 2011 as people first focused closely and then focused less closely on some of the macroeconomic and geopolitical risks. We have no reason to believe that we are "out of the woods" with respect to those risks. Our approach as always is to emphasize companies for the Portfolio that we think can withstand both the stresses of the business cycle and the vagaries of world politics. Our focus is on company fundamentals as well as on those larger risks, and we work hard every day, with our independent staff of experienced securities analysts, to put together a portfolio of companies with potential for attractive returns. We cannot, of course, provide any guarantees that we shall be successful.

     Thank you for your continuing support.



























     Please refer to the Schedule of Investments on pages 8 to 10 for a full listing of Portfolio securities.

     Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

     Shares                                                               Value
                  COMMON STOCKS - 99.5%
                  Energy - 8.1%
                  Integrated Oil & Gas - 2.9%
      9,404       Chevron Corp.                                    $    992,122
     21,131       Exxon Mobil Corp.                                   1,808,180
     46,357       QEP Resources, Inc.                                 1,389,319
                                                                   ------------
                                                                   $  4,189,621
                                                                   ------------
                  Oil & Gas Exploration & Production - 2.9%
     18,165       ConocoPhillips                                   $  1,015,060
     28,604       EQT Corp.                                           1,534,033
     65,022       Marathon Oil Corp.                                  1,662,613
                                                                   ------------
                                                                   $  4,211,706
                                                                   ------------
                  Oil & Gas Refining & Marketing - 1.0%
     34,211       Marathon Petroleum Corp.*                        $  1,536,758
                                                                   ------------
                  Oil & Gas Storage & Transportation - 1.3%
     65,810       Spectra Energy Corp.                             $  1,912,439
                                                                   ------------
                  Total Energy                                     $ 11,850,524
                                                                   ------------
                  Materials - 10.9%
                  Diversified Chemicals - 1.5%
     42,475       EI du Pont de Nemours & Co.                      $  2,147,961
                                                                   ------------
                  Specialty Chemicals - 4.2%
     26,600       Johnson Matthey Plc                              $    920,989
    101,504       Valspar Corp.                                       5,327,945
                                                                   ------------
                                                                   $  6,248,934
                                                                   ------------
                  Paper Packaging - 1.2%
     93,460       Boise, Inc.                                      $    614,967
     38,643       Sonoco Products Co.                                 1,165,086
                                                                   ------------
                                                                   $  1,780,053
                                                                   ------------
                  Diversified Metals & Mining - 1.6%
     31,565       Compass Minerals International, Inc.             $  2,407,778
                                                                   ------------
                  Gold - 0.7%
     20,035       Newmont Mining Corp.                             $    971,898
                                                                   ------------
                  Steel - 1.2%
     25,900       Cliffs Natural Resources, Inc.                   $  1,276,611
     13,083       Nucor Corp.                                           495,846
                                                                   ------------
                                                                   $  1,772,457
                                                                   ------------
                  Paper Products - 0.5%
     24,102       International Paper Co.                          $    696,789
                                                                   ------------
                  Total Materials                                  $ 16,025,870
                                                                   ------------
                  Capital Goods - 4.8%
                  Aerospace & Defense - 1.0%
     20,364       United Technologies Corp.                        $  1,538,093
                                                                   ------------
                  Industrial Conglomerates - 1.7%
    117,754       General Electric Co.                             $  2,453,993
                                                                   ------------

     Shares                                                               Value
                  Industrial Machinery - 2.1%
     53,000       Kaydon Corp.                                     $  1,133,670
     14,472       Snap-on, Inc.                                         900,882
     33,728       The Gorman-Rupp Co.                                 1,005,094
                                                                   ------------
                                                                   $  3,039,646
                                                                   ------------
                  Total Capital Goods                              $  7,031,732
                                                                   ------------
                  Commercial Services & Supplies - 1.9%
                  Office Services & Supplies - 1.1%
     40,126       Mine Safety Appliances Co.                       $  1,614,670
                                                                   ------------
                  Diversified Support Services - 0.8%
     39,700       G&K Services, Inc.                               $  1,238,243
                                                                   ------------
                  Total Commercial Services &
                  Supplies                                         $  2,852,913
                                                                   ------------
                  Automobiles & Components - 1.9%
                  Auto Parts & Equipment - 1.3%
     65,566       Johnson Controls, Inc.                           $  1,816,834
                                                                   ------------
                  Automobile Manufacturers - 0.6%
     95,100       Ford Motor Co.                                   $    912,009
                                                                   ------------
                  Total Automobiles & Components                   $  2,728,843
                                                                   ------------
                  Consumer Services - 1.6%
                  Leisure Facilities - 1.6%
     76,627       Cedar Fair LP                                    $  2,296,511
                                                                   ------------
                  Total Consumer Services                          $  2,296,511
                                                                   ------------
                  Media - 0.5%
                  Movies & Entertainment - 0.5%
     54,568       Regal Entertainment Group Corp.                  $    750,856
                                                                   ------------
                  Total Media                                      $    750,856
                                                                   ------------
                  Retailing - 1.7%
                  Distributors - 1.0%
     23,885       Genuine Parts Co.                                $  1,439,071
                                                                   ------------
                  Home Improvement Retail - 0.7%
     19,347       The Home Depot, Inc.                             $  1,025,198
                                                                   ------------
                  Total Retailing                                  $  2,464,269
                                                                   ------------
                  Food & Staples Retailing - 0.9%
                  Food Distributors - 0.5%
     24,671       Sysco Corp.                                      $    735,443
                                                                   ------------
                  Food Retail - 0.4%
    135,066       J Sainsbury Plc                                  $    638,356
                                                                   ------------
                  Total Food & Staples Retailing                   $  1,373,799
                                                                   ------------
                  Food, Beverage & Tobacco - 12.8%
                  Soft Drinks - 2.0%
     42,200       Dr. Pepper Snapple Group, Inc.                   $  1,846,250
     13,500       The Coca-Cola Co.                                   1,055,565
                                                                   ------------
                                                                   $  2,901,815
                                                                   ------------

8    The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                              Value
                  Packaged Foods & Meats - 10.8%
      50,643      Campbell Soup Co.                                $  1,690,463
     228,018      DE Master Blenders 1753 NV*                         2,571,549
      14,344      General Mills, Inc.                                   552,818
      59,564      HJ Heinz Co.                                        3,239,090
      23,613      Kellogg Co.                                         1,164,829
       9,300      Kraft Foods, Inc.                                     359,166
      13,416      McCormick & Co., Inc.                                 813,680
      45,321      The Hershey Co.                                     3,264,472
      45,603      The Hillshire Brands Co.                            1,322,031
      29,566      Unilever NV (A.D.R.)                                  986,026
                                                                   ------------
                                                                   $ 15,964,124
                                                                   ------------
                  Total Food, Beverage & Tobacco                   $ 18,865,939
                                                                   ------------
                  Household & Personal Products - 1.5%
                  Household Products - 1.5%
      29,617      The Clorox Co.                                   $  2,146,048
                                                                   ------------
                  Total Household & Personal
                  Products                                         $  2,146,048
                                                                   ------------
                  Health Care Equipment & Services - 4.3%
                  Health Care Equipment - 3.0%
      36,416      Becton Dickinson and Co.                         $  2,722,096
       9,400      Medtronic, Inc.                                       364,062
     131,572      Smith & Nephew Plc                                  1,315,278
                                                                   ------------
                                                                   $  4,401,436
                                                                   ------------
                  Health Care Distributors - 1.3%
      64,375      Owens & Minor, Inc.                              $  1,971,806
                                                                   ------------
                  Total Health Care Equipment &
                  Services                                         $  6,373,242
                                                                   ------------
                  Pharmaceuticals, Biotechnology & Life
                  Sciences - 4.6%
                  Pharmaceuticals - 4.6%
      40,805      Abbott Laboratories Co.                          $  2,630,698
      12,900      Johnson & Johnson                                     871,524
      46,204      Merck & Co., Inc.                                   1,929,017
      61,041      Pfizer, Inc.                                        1,403,943
                                                                   ------------
                                                                   $  6,835,182
                                                                   ------------
                  Total Pharmaceuticals,
                  Biotechnology & Life Sciences                    $  6,835,182
                                                                   ------------
                  Banks - 8.1%
                  Diversified Banks - 5.7%
      29,242      Bank of Montreal Corp.                           $  1,615,913
      35,628      Canadian Imperial Bank of Commerce                  2,508,965
      98,604      US Bancorp                                          3,171,105
      33,704      Wells Fargo & Co.                                   1,127,062
                                                                   ------------
                                                                   $  8,423,045
                                                                   ------------
                  Regional Banks - 1.2%
      28,464      PNC Financial Services Group, Inc.               $  1,739,435
                                                                   ------------

      Shares                                                               Value
                  Thrifts & Mortgage Finance - 1.2%
     136,715      New York Community Bancorp, Inc.                 $  1,713,039
                                                                   ------------
                  Total Banks                                      $ 11,875,519
                                                                   ------------
                  Diversified Financials - 5.8%
                  Other Diversified Financial Services - 2.1%
      97,100      Bank of America Corp.                            $    794,278
      32,400      Citigroup, Inc.                                       888,084
      38,200      JPMorgan Chase & Co.                                1,364,886
                                                                   ------------
                                                                   $  3,047,248
                                                                   ------------
                  Specialized Finance - 1.0%
      13,200      Deutsche Boerse AG                               $    710,587
      26,800      NYSE Euronext                                         685,544
                                                                   ------------
                                                                   $  1,396,131
                                                                   ------------
                  Asset Management & Custody Banks - 2.1%
      56,200      Ares Capital Corp.                               $    896,952
      54,100      Federated Investors, Inc. (Class B)                 1,182,085
      16,697      T. Rowe Price Group, Inc.                           1,051,243
                                                                   ------------
                                                                   $  3,130,280
                                                                   ------------
                  Investment Banking & Brokerage - 0.6%
      26,400      LPL Financial Holdings, Inc.                     $    891,528
                                                                   ------------
                  Total Diversified Financials                     $  8,465,187
                                                                   ------------
                  Insurance - 3.4%
                  Property & Casualty Insurance - 3.4%
      42,862      The Chubb Corp.                                  $  3,121,211
      29,155      The Travelers Companies, Inc.                       1,861,255
                                                                   ------------
                                                                   $  4,982,466
                                                                   ------------
                  Total Insurance                                  $  4,982,466
                                                                   ------------
                  Real Estate - 1.3%
                  Mortgage REITs - 0.4%
      32,900      Ares Commercial Real Estate Corp.*               $    575,092
                                                                   ------------
                  Office REITs - 0.9%
      19,173      Alexandria Real Estate Equities, Inc.            $  1,394,261
                                                                   ------------
                  Total Real Estate                                $  1,969,353
                                                                   ------------
                  Software & Services - 1.5%
                  Data Processing & Outsourced Services - 0.4%
      11,518      Automatic Data Processing, Inc.                  $    641,092
                                                                   ------------
                  Systems Software - 1.1%
      52,019      Microsoft Corp.                                  $  1,591,261
                                                                   ------------
                  Total Software & Services                        $  2,232,353
                                                                   ------------
                  Technology Hardware & Equipment - 1.0%
                  Electronic Manufacturing Services - 0.8%
      55,628      Molex, Inc.                                      $  1,125,354
                                                                   ------------
                  Technology Distributors - 0.2%
       6,300      Anixter International, Inc.                      $    334,215
                                                                   ------------
                  Total Technology Hardware &
                  Equipment                                        $  1,459,569
                                                                   ------------

The accompanying notes are an integral part of these financial statements.     9

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

      Shares                                                              Value
                  Semiconductors & Semiconductor
                  Equipment - 6.0%
                  Semiconductor Equipment - 0.2%
      11,352      Cabot Microelectronics Corp.                     $    331,592
                                                                   ------------
                  Semiconductors - 5.8%
      50,912      Analog Devices, Inc.                             $  1,917,855
      53,675      Intel Corp.                                         1,430,439
      40,492      Linear Technology Corp.                             1,268,614
      71,124      Microchip Technology, Inc.                          2,352,782
      47,797      Xilinx, Inc.                                        1,604,545
                                                                   ------------
                                                                   $  8,574,235
                                                                   ------------
                  Total Semiconductors &
                  Semiconductor Equipment                          $  8,905,827
                                                                   ------------
                  Telecommunication Services - 7.5%
                  Integrated Telecommunication Services - 6.2%
      56,200      AT&T, Inc.                                       $  2,004,092
      66,382      CenturyLink, Inc.                                   2,621,425
     328,620      Singapore Telecommunications, Ltd.                    856,153
      55,673      Verizon Communications, Inc.                        2,474,108
     117,897      Windstream Corp.                                    1,138,885
                                                                   ------------
                                                                   $  9,094,663
                                                                   ------------
                  Wireless Telecommunication Services - 1.3%
      67,534      Vodafone Group Plc (A.D.R.)                      $  1,903,108
                                                                   ------------
                  Total Telecommunication Services                 $ 10,997,771
                                                                   ------------
                  Utilities - 9.4%
                  Electric Utilities - 2.2%
      37,041      American Electric Power Co, Inc.                 $  1,477,936
      75,190      Duke Energy Corp.                                   1,733,881
                                                                   ------------
                                                                   $  3,211,817
                                                                   ------------
                  Gas Utilities - 4.0%
      50,206      AGL Resources, Inc.                              $  1,945,482
      44,113      National Fuel Gas Co.                               2,072,429
      88,232      Questar Corp.                                       1,840,520
                                                                   ------------
                                                                   $  5,858,431
                                                                   ------------

         Shares                                                           Value
                  Multi-Utilities - 3.2%
      13,200      Alliant Energy Corp.                             $    601,524
      58,173      Ameren Corp.                                        1,951,122
      35,554      Consolidated Edison, Inc.                           2,211,103
                                                                   ------------
                                                                   $  4,763,749
                                                                   ------------
                  Total Utilities                                  $ 13,833,997
                                                                   ------------
                  TOTAL COMMON STOCKS
                  (Cost $118,905,976)                              $146,317,770
                                                                   ------------
                  TOTAL INVESTMENT IN
                  SECURITIES - 99.5%                               $146,317,770
                                                                   ------------
                  (Cost $118,905,976) (a)
                  OTHER ASSETS &
                  LIABILITIES - 0.5%                               $    760,853
                                                                   ------------
                  TOTAL NET ASSETS - 100.0%                        $147,078,623
                                                                   ============

*        Non-income producing security.
(A.D.R.) American Depositary Receipts.
REIT     Real Estate Investment Trust.
(a) At June 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $119,513,176 was as follows:


           Aggregate gross unrealized gain for all investments in
           which there is an excess of value over tax cost          $31,746,194
           Aggregate gross unrealized loss for all investments in
           which there is an excess of tax cost over value           (4,941,600)
                                                                    -----------
         Net unrealized gain                                        $26,804,594
                                                                    ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2012 aggregated $51,385,951 and $53,755,197, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level
3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2012, in valuing the Portfolio's assets:

                    Level 1        Level 2     Level 3         Total
Common Stocks   $146,317,770         $--         $--      $146,317,770
                ------------         ---         ---      ------------
Total           $146,317,770         $--         $--      $146,317,770
                ============         ===         ===      ============


10  The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Six Months
                                                          Ended
                                                         6/30/12     Year Ended   Year Ended  Year Ended  Year Ended   Year Ended
                                                       (unaudited)    12/31/11     12/31/10    12/31/09    12/31/08     12/31/07
Class I
Net asset value, beginning of period                     $ 20.26      $ 19.57      $ 16.75     $ 15.18      $ 23.76     $  24.93
                                                         -------      -------      -------     -------      -------     --------
Increase (decrease) from investment operations:
 Net investment income                                   $  0.56      $  0.55      $  0.44     $  0.47      $  0.68     $   0.82
 Net realized and unrealized gain (loss) on
  investments                                               0.41         0.62        2.79        1.60         (7.42)       (0.53)
                                                         -------      -------      -------     -------      -------     --------
    Net increase (decrease) from investment
     operations                                          $  0.97      $  1.17      $  3.23     $  2.07      $ (6.74)    $   0.29
Distributions to shareowners:
 Net investment income                                     (0.32)       (0.48)       (0.41)      (0.50)       (0.57)       (0.65)
 Net realized gain                                            --           --           --          --        (1.27)       (0.81)
                                                         -------      -------      -------     -------      -------     --------
  Net increase (decrease) in net asset value             $  0.65      $  0.69      $  2.82     $  1.57      $ (8.58)    $  (1.17)
                                                         -------      -------      -------     -------      -------     --------
Net asset value, end of period                           $ 20.91      $ 20.26      $ 19.57     $ 16.75      $ 15.18     $  23.76
                                                         =======      =======      =======     =======      =======     ========
Total return*                                               4.81 %       6.03%       19.56%      14.14%      (30.29)%       0.81%
Ratio of net expenses to average net assets+                0.73%**      0.75%        0.76%       0.77%        0.75%        0.70%
Ratio of net investment income to average net assets+       5.16%**      2.58%        2.29%       3.02%        3.17%        2.59%
Portfolio turnover rate                                       69%**        34%          18%         33%          17%          31%
Net assets, end of period (in thousands)                 $91,120      $91,876      $95,224     $92,714      $93,110     $166,323
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
  Net expenses                                              0.73%**      0.75%        0.76%       0.77%        0.75%        0.70%
  Net investment income                                     5.16%**      2.58%        2.29%       3.02%        3.17%        2.59%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.    11

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Six Months
                                                          Ended
                                                         6/30/12      Year Ended   Year Ended   Year Ended  Year Ended  Year Ended
                                                       (unaudited)     12/30/11     12/30/10     12/30/09    12/31/08   12/31/07
Class II
Net asset value, beginning of period                     $ 20.39        $ 19.68     $ 16.85      $ 15.26     $ 23.89    $  25.07
                                                         -------        -------     -------      -------     -------    --------
Increase (decrease) from investment operations:
 Net investment income                                   $  0.55        $  0.48     $  0.37      $  0.69     $  0.62    $   0.62
 Net realized and unrealized gain (loss) on
  investments                                               0.39           0.64        2.83         1.36       (7.45)      (0.40)
                                                         -------        -------     -------      -------     -------    --------
    Net increase (decrease) from investment
     operations                                          $  0.94        $  1.12     $  3.20      $  2.05     $ (6.83)   $   0.22
Distributions to shareowners:
 Net investment income                                     (0.30)         (0.41)      (0.37)       (0.46)      (0.53)      (0.59)
 Net realized gain                                            --             --          --           --       (1.27)      (0.81)
                                                         -------        -------     -------      -------     -------    --------
  Net increase (decrease) in net asset value             $  0.64        $  0.71     $  2.83      $  1.59     $ (8.63)   $  (1.18)
                                                         -------        -------     -------      -------     -------    --------
Net asset value, end of period                           $ 21.03        $ 20.39     $ 19.68      $ 16.85     $ 15.26    $  23.89
                                                         =======        =======     =======      =======     =======    ========
Total return*                                               4.62%          5.77%      19.23%       13.89%     (30.48)%      0.54%
Ratio of net expenses to average net assets+                0.98%**        1.00%       1.01%        1.01%       1.00%       0.95%
Ratio of net investment income to average net assets+       4.89%**        2.34%       2.04%        2.75%       2.92%       2.41%
Portfolio turnover rate                                       69%**          34%         18%          33%         17%         31%
Net assets, end of period (in thousands)                 $55,959        $57,460     $56,700      $50,249     $90,372    $153,810
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
  Net expenses                                              0.98%**        1.00%       1.01%        1.01%       1.00%       0.95%
  Net investment income                                     4.89%**        2.34%       2.04%        2.75%       2.92%       2.41%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


12   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost $118,905,976)                                         $146,317,770
 Cash                                                                                    1,190,985
 Receivables --
   Portfolio shares sold                                                                   310,332
   Dividends                                                                               438,534
 Other                                                                                       1,058
                                                                                      ------------
    Total assets                                                                      $148,258,679
                                                                                      ------------
LIABILITIES:
 Payables --
   Investments purchased                                                              $  1,111,637
   Portfolio shares repurchased                                                             29,551
 Due to affiliates                                                                          11,723
 Accrued expenses                                                                           27,145
                                                                                      ------------
    Total liabilities                                                                 $  1,180,056
                                                                                      ------------
NET ASSETS:
 Paid-in capital                                                                      $140,110,576
 Undistributed net investment income                                                     3,767,836
 Accumulated net realized loss on investments and foreign currency transactions        (24,211,396)
 Net unrealized gain on investments                                                     27,411,794
 Net unrealized loss on assets and liabilities denominated in foreign currencies              (187)
                                                                                      ------------
    Total net assets                                                                  $147,078,623
                                                                                      ============
NET ASSET VALUE PER SHARE:
 Class I (based on $91,119,692/4,357,785 shares)                                      $      20.91
                                                                                      ============
 Class II (based on $55,958,931/2,660,627 shares)                                     $      21.03
                                                                                      ============


The accompanying notes are an integral part of these financial statements.   13

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/12


INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $32,846)                                   $ 4,417,222
 Interest                                                                                     5,193
                                                                                        -----------
  Total investment income                                                                                 $ 4,422,415
                                                                                                          -----------
EXPENSES:
 Management fees                                                                        $   488,725
 Transfer agent fees
   Class I                                                                                      785
   Class II                                                                                     613
 Distribution fees
   Class II                                                                                  72,595
 Administrative reimbursements                                                               21,597
 Custodian fees                                                                               5,580
 Professional fees                                                                           25,529
 Printing expense                                                                               183
 Fees and expenses of nonaffiliated Trustees                                                  4,191
 Miscellaneous                                                                                4,250
                                                                                        -----------
  Total expenses                                                                                          $   624,048
                                                                                                          -----------
   Net investment income                                                                                  $ 3,798,367
                                                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain on:
 Investments                                                                            $11,832,993
 Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                        (7,650)      $11,825,343
                                                                                        -----------       -----------
 Change in unrealized loss on:
 Investments                                                                            $(8,726,090)
 Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                          (509)      $(8,726,599)
                                                                                        -----------       -----------
 Net gain on investments and foreign currency transactions                                                $ 3,098,744
                                                                                                          -----------
 Net increase in net assets resulting from operations                                                     $ 6,897,111
                                                                                                          ===========



14  The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                           Six Months
                                                                                             Ended
                                                                                             6/30/12         Year Ended
                                                                                           (unaudited)        12/31/11
FROM OPERATIONS:
Net investment income                                                                      $  3,798,367     $  3,757,839
Net realized gain on investments and foreign currency transactions                           11,825,343       16,766,270
Change in net unrealized gain (loss) on investments and foreign currency transactions        (8,726,599)     (11,722,349)
                                                                                           ------------     ------------
  Net increase in net assets resulting from operations                                     $  6,897,111     $  8,801,760
                                                                                           ------------     ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.32 and $0.48 per share, respectively)                                        $ (1,405,291)    $ (2,207,247)
  Class II ($0.30 and $0.41 per share, respectively)                                           (813,720)      (1,123,268)
                                                                                           ------------     ------------
    Total distributions to shareowners                                                     $ (2,219,011)    $ (3,330,515)
                                                                                           ------------     ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $  8,149,196     $ 21,386,421
Reinvestment of distributions                                                                 2,219,011        3,330,515
Cost of shares repurchased                                                                  (17,304,185)     (32,775,310)
                                                                                           ------------     ------------
  Net decrease in net assets resulting from Portfolio share transactions                   $ (6,935,978)    $ (8,058,374)
                                                                                           ------------     ------------
  Net decrease in net assets                                                               $ (2,257,878)    $ (2,587,129)
NET ASSETS:
Beginning of period                                                                         149,336,501      151,923,630
                                                                                           ------------     ------------
End of period                                                                              $147,078,623     $149,336,501
                                                                                           ============     ============
Undistributed net investment income                                                        $  3,767,836     $  2,188,480
                                                                                           ============     ============


                                                 '12 Shares           '12 Amount            '11 Shares         '11 Amount
                                                (unaudited)          (unaudited)
CLASS I
Shares sold                                       121,927            $ 2,552,626              378,378         $  7,628,356
Reinvestment of distributions                      67,643              1,405,291              111,173            2,207,247
Less shares repurchased                          (366,418)            (7,658,315)            (821,124)         (16,489,239)
                                                 --------            -----------             --------         ------------
  Net decrease                                   (176,848)           $(3,700,398)            (331,573)        $ (6,653,636)
                                                 ========            ===========             ========         ============
CLASS II
Shares sold                                       265,800            $ 5,596,570              679,091         $ 13,758,065
Reinvestment of distributions                      38,904                813,720               56,282            1,123,268
Less shares repurchased                          (462,709)            (9,645,870)            (798,525)         (16,286,071)
                                                 --------            -----------             --------         ------------
  Net decrease                                   (158,005)           $(3,235,580)             (63,152)        $ (1,404,738)
                                                 ========            ===========             ========         ============


The accompanying notes are an integral part of these financial statements.    15

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Equity Income VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation
     Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

     Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

     At June 30, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions payable will be determined at the end of the Portfolio's taxable year. The tax character of distributions paid during the year ended December 31, 2011 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2011, were as follows:

     --------------------------------------------------------------------------
                                                                      2011
     --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                              $ 3,330,515
                                                                   -----------
        Total distributions                                        $ 3,330,515
                                                                   ===========
      Distributable Earnings (Accumulated Losses):
      Undistributed ordinary income                                $   312,311
      Capital loss carryforward                                    (34,767,770)
      Net unrealized gain                                           36,745,406
                                                                   -----------
        Total                                                      $ 2,289,947
                                                                   ===========
     --------------------------------------------------------------------------

     The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, the tax basis adjustment on partnerships and the tax treatment of Real Estate Investment Trust (REIT) holdings.

C.   Portfolio Shares and Class Allocations
     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $109,364 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2012. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

D.   Risks
     The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

E.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

F.   Foreign Currency Translation
     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

G.   Forward Foreign Currency Contracts
     The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At June 30, 2012, the Portfolio had no outstanding portfolio or settlement hedges.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% of the Portfolio's average daily assets over $1 billion.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,386 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2012.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $223 in transfer agent fees payable to PIMSS at June 30, 2012.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,114 in distribution fees payable to PFD at June 30, 2012.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust


Officers                                             Trustees
John F. Cogan, Jr., President*                       Thomas J. Perna, Chairman
Daniel K. Kingsbury, Executive Vice President        David R. Bock
Mark E. Bradley, Treasurer**                         Mary K. Bush
Christopher J. Kelley, Secretary                     John F. Cogan, Jr.
                                                     Benjamin M. Friedman
                                                     Margaret B.W. Graham
                                                     Daniel K. Kingsbury
                                                     Marguerite A. Piret
                                                     Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


* Chief Executive Officer of the Funds
** Chief Financial and Accounting Officer of the Funds

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.





































                                                                   19610-06-0812


                                                           [LOGO] PIONEER
                                                                  Investments(R)







                                                PIONEER VARIABLE CONTRACTS TRUST

                       Pioneer Fund VCT Portfolio -- Class I and Class II Shares



                                                               SEMIANNUAL REPORT

                                                                   June 30, 2012


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------







T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

  Portfolio and Performance Update               2

  Comparing Ongoing Portfolio Expenses           3

  Portfolio Management Discussion                4

  Schedule of Investments                        7

  Financial Statements                          11

  Notes to Financial Statements                 16

  Trustees, Officers and Service Providers      19


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/12
--------------------------------------------------------------------------------

[The data is a representation of a pie chart in the printed material]

Portfolio Diversification
(As a percentage of total investment portfolio)

U.S. Common Stocks                                 96.1%
International Common Stocks                         3.0%
Depositary Receipts for International Stocks        0.9%

[The data is a representation of a pie chart in the printed material]

Sector Distribution
(As a percentage of equity holdings)

Information Technology                             18.5%
Financials                                         15.7%
Health Care                                        14.8%
Consumer Discretionary                             13.2%
Consumer Staples                                   11.0%
Industrials                                        10.8%
Energy                                             10.5%
Materials                                           3.8%
Telecommunication Services                          0.9%
Utilities                                           0.8%

Five Largest Holdings
(As a percentage of equity holdings)*

---------------------------------------------------------
1.  John Wiley & Sons, Inc.                        2.56%
---------------------------------------------------------
2.  Colgate-Palmolive Co.                          2.30
---------------------------------------------------------
3.  The Hershey Co.                                2.29
---------------------------------------------------------
4.  The Chubb Corp.                                2.22
---------------------------------------------------------
5.  Apple, Inc.                                    2.16
---------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/12
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                    6/30/12          12/31/11
  Class I                                    $20.01            $19.96
  Class II                                   $20.04            $19.97

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/12 - 6/30/12)          Income         Capital Gains     Capital Gains
  Class I                   $0.1600        $  -              $0.7092
  Class II                  $0.1200        $  -              $0.7092

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Fund VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index (the S&P 500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The data is a representation of a line chart in the printed material]

                       Pioneer Fund            Pioneer Fund
                      VCT Portfolio,          VCT Portfolio,
                          Class I                Class II            S&P 500
6/02                      $10,000                $10,000             $10,000
                            9,511                  9,486              10,025
6/04                       11,208                 11,151              11,939
                           12,137                 12,040              12,694
6/06                       13,637                 13,501              13,788
                           16,330                 16,126              16,625
6/08                       14,321                 14,125              14,445
                           10,665                 10,498              10,661
6/10                       12,027                 11,807              12,199
                           15,880                 15,545              15,942
6/12                       15,201                 14,847              16,807

The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2012)

--------------------------------------------------------------------------------
                                                  Class I          Class II
--------------------------------------------------------------------------------
10 Years                                           4.28%             4.03%
5 Years                                           -1.42%            -1.64%
1 Year                                            -4.27%            -4.49%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from January 1, 2012 through June 30, 2012.

  Share Class                                   I              II
  -----------------------------------------------------------------
  Beginning Account Value on 1/1/12       $1,000.00       $1,000.00
  Ending Account Value on 6/30/12         $1,047.10       $1,046.10
  Expenses Paid During Period*            $    3.66       $    4.99

* Expenses are equal to the Portfolio's annualized expense ratio of 0.72% and 0.98% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2012 through June 30, 2012.

  Share Class                                    I               II
  -----------------------------------------------------------------
  Beginning Account Value on 1/1/12       $1,000.00       $1,000.00
  Ending Account Value on 6/30/12         $1,021.28       $1,019.99
  Expenses Paid During Period*            $    3.62       $    4.92

* Expenses are equal to the Portfolio's annualized expense ratio of 0.72% and 0.98% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/12
--------------------------------------------------------------------------------

In the following interview, John Carey, executive vice president and head of U.S. Core Value at Pioneer Investments, discusses the investment environment during the six-month period ended June 30, 2012, and the performance of Pioneer Fund VCT Portfolio during the period. Mr. Carey is responsible for the day-to-day management of the Fund.

Q: How would you describe the market for equities during the six months ended June 30, 2012?

A: After an especially good advance during the first several months of 2012, the market corrected in May, but still finished the six-month period with positive returns. Some of the market's concerns about European financial and currency-related issues eased for a time (they have since returned), and investors took heart from positive earnings reports and economic data. The market correction of 2011 had also pushed many share prices down to what a lot of investors appeared to regard as bargain levels, prompting buying.

     While the general stock market advanced, however, there were shifts in "market leadership" -- that is, in the relative performance of the various market sectors and industries. The near panic that affected the market during the difficult months of 2011 gave way to a much more bullish sentiment in early 2012. The emotional change was reflected in the strong relative performance of the large diversified financials firms, which had declined by more than the general market during the downturn, and the relatively weak performance of utilities, consumer staples, and other stocks regarded as "safer." The rotation in sector leadership was sometimes characterized in the business press as "risk off to risk on," though one should hasten to add that there is potential risk in all investments.

Q: How did the Portfolio perform in that environment during the six months ended June 30, 2012?

A: Pioneer Fund VCT Portfolio Class I shares returned 4.71% at net asset value during the six months ended June 30, 2012, and Class II shares returned 4.61%. During the same period, the Portfolio's benchmark, the Standard & Poor's 500 Index (the S&P 500), returned 9.48%, and the average return of the 231 variable portfolios in Lipper's Large-Cap Core Underlying Portfolios category was 7.72%.

Q: What were the primary reasons for the Portfolio's underperformance of the S&P 500 during the six months ended June 30, 2012?

A: While sector allocations and stock selections across much of the Portfolio contributed to underperformance compared to the S&P 500, the main shortfalls derived from stock selections we made in information technology, consumer discretionary, and financials. The Portfolio's lack of investment in Apple Computer at the beginning of the year single-handedly cost nearly 1% in performance relative to the S&P 500 benchmark. We did add Apple to the Portfolio in February 2012, but the stock had already recorded much of its advance for the six-month period. In consumer discretionary, an exposure to automotive stocks, particularly to Johnson Controls, hurt the Portfolio's relative performance. And in financials, the Portfolio was largely unrepresented in the early months of the period in the recovering money-center banks group, with underweights in Bank of America, JPMorgan Chase, and Citigroup being especially costly for benchmark-relative performance. Again, we did add investments to the Portfolio in some of those stocks during the period, but too late to catch the share-price increases.

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     On the bright side of things, the Portfolio did have a number of stocks that performed very well during the period, including Vertex, a biotech company; C.R. Bard, a medical and surgical devices producer; Hershey, the confectioner; and Discover Financial, the credit-card company. In general, though, the Portfolio's results for the period were disappointing to us.

Q: Could you summarize purchases and sales that you made in the Portfolio during the six months ended June 30, 2012?

A: It was a busy period for us. Relative underperformance during the period led us to look at the Portfolio especially carefully, and we made in all 36 new purchases, while liquidating 28 positions. In addition, the Portfolio received shares of Express Scripts in exchange for its shares of Medco in a merger between the companies, and also received shares of Phillips 66 when ConocoPhillips separated Phillips 66 into an independent company.

     Purchases during the period included two natural-gas producers, Cabot Oil & Gas and Southwestern Energy. The depressed price of natural gas provided an opportunity to purchase shares of the companies for the Portfolio at what we thought were very reasonable prices. The mild winter had reduced heating demand, and the plentiful new supplies of gas available as a result of fracturing technology had also played a role. However, the hot summer has increased demand for air conditioning, and the price of gas has moved back up. McDonald's and Starbucks also were added during the period, giving the Portfolio exposure to growth stories in the restaurant industry; both companies enjoy robust traffic at their locations, which span international geographies as well as the U.S. domestic market. We also added Disney to the Portfolio during the period, which provides an investment in filmed entertainment and amusement parks. TJX, the off-price apparel retailer which has been prospering due to bargain-hungry shoppers, was another addition to the Portfolio during the period. Celgene and the aforementioned Vertex are biotech firms that were added during the period. Both have successful records of drug development and attractive presence in key medical areas.

     We did return to owning several of the money-center institutions after the completion in the middle of March 2012 of the CCAR (Comprehensive Capital Analysis and Review) by the Federal Reserve (the Fed), and the Portfolio by the end of the period held shares of JPMorgan Chase, Bank of America, and Citigroup. We also added life insurance to the Portfolio's insurance holdings, buying shares of Aflac and Prudential. In information technology, Apple was our largest addition to the Portfolio, but we also purchased shares of EMC, the storage specialist; Google, the internet search-engine king; and Xilinx, the programmable-chip maker, among others.

     Those are just a portion of our purchases during the period; the Schedule of Investments, which begins on page 7 of this report, gives a complete list of all Portfolio holdings as of June 30, 2012.

     Among sales from the Portfolio during the period were stocks we thought had reached reasonable price objectives, as well as stocks that appeared less compelling with respect to longer-term prospects than the stocks we wished to purchase. In the former category, for example, were Caterpillar, Parker Hannifin, and Estee Lauder; and among the latter were Alcoa, Kohl's, and Northern Trust.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/12                            (continued)

--------------------------------------------------------------------------------

Q: The positive momentum that the U.S. economy showed at the end of 2011 and during the early months of 2012 seems to have slowed recently. What is your outlook for the economy and the markets as we head into the second half of the year?

A: The current business cycle has been slower than many we have experienced. Dating the economic recovery from early 2009, we see that we are already three or so years into the cycle. Growth has been steady, but at a modest pace. There has just not been the sharp burst of economic activity over several quarters that we are accustomed to seeing, especially after such a severe downturn as we experienced from late 2007 through 2008. Undoubtedly, the weakened state of the U.S. financial sector following the so-called "sub-prime meltdown" is part of the reason why growth has been slow, and the problems with the European currency union have, likewise, certainly not helped. Many people have also debated the advisability and merit of various government economic policies, both here in the U.S. and abroad. Regardless, the situation now confronting us is a possibly even slower period of growth, particularly for corporate earnings.

     We do not yet think that the economy is going back into recession, but we have been trimming our expectations for growth over the next couple of years and are inclined to be somewhat cautious. Time will tell, but it is our thought that well-established and strongly-financed companies will present solid investment opportunities in an environment of greater concern about world economic trends. At Pioneer, we analyze companies one by one, paying particular attention to business fundamentals. We can provide no guarantees, of course, that our research methods will always help in protecting the Portfolio's value.

     Thank you for your continued support.
















     Please refer to the Schedule of Investments on pages 7 to 10 for a full listing of Portfolio securities.

     Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)

       Shares                                                              Value
                    COMMON STOCKS - 99.5%
                    Energy - 10.5%
                    Oil & Gas Drilling - 0.9%
       27,430       Ensco Plc                                       $  1,288,387
       12,399       Helmerich & Payne, Inc.                              539,109
                                                                    ------------
                                                                    $  1,827,496
                                                                    ------------
                    Oil & Gas Equipment & Services - 1.2%
       11,019       National Oilwell Varco, Inc.                    $    710,064
       26,335       Schlumberger, Ltd.                                 1,709,405
                                                                    ------------
                                                                    $  2,419,469
                                                                    ------------
                    Integrated Oil & Gas - 2.9%
       21,937       Chevron Corp.                                   $  2,314,354
       34,908       Exxon Mobil Corp.                                  2,987,078
        7,570       Occidental Petroleum Corp.                           649,279
                                                                    ------------
                                                                    $  5,950,711
                                                                    ------------
                    Oil & Gas Exploration & Production - 4.7%
       31,156       Apache Corp.                                    $  2,738,301
       34,974       Cabot Oil & Gas Corp.                              1,377,976
       40,473       ConocoPhillips                                     2,261,631
       48,062       Marathon Oil Corp.                                 1,228,945
       71,902       Southwestern Energy Co.*                           2,295,831
                                                                    ------------
                                                                    $  9,902,684
                                                                    ------------
                    Oil & Gas Refining & Marketing - 0.8%
       24,151       Marathon Petroleum Corp.*                       $  1,084,863
       20,236       Phillips 66 Co.*                                     672,645
                                                                    ------------
                                                                    $  1,757,508
                                                                    ------------
                    Total Energy                                    $ 21,857,868
                                                                    ------------
                    Materials - 3.8%
                    Diversified Chemicals - 0.9%
       35,502       EI du Pont de Nemours & Co.                     $  1,795,336
                                                                    ------------
                    Fertilizers & Agricultural Chemicals - 0.5%
       19,965       The Mosaic Co.                                  $  1,093,283
                                                                    ------------
                    Industrial Gases - 0.9%
       22,708       Airgas, Inc.                                    $  1,907,699
                                                                    ------------
                    Specialty Chemicals - 0.8%
       24,341       Ecolab, Inc.                                    $  1,668,089
                                                                    ------------
                    Diversified Metals & Mining - 0.6%
       37,349       Freeport-McMoRan Copper & Gold,
                    Inc.                                            $  1,272,480
                                                                    ------------
                    Paper Products - 0.1%
        9,704       International Paper Co.                         $    280,543
                                                                    ------------
                    Total Materials                                 $  8,017,430
                                                                    ------------
                    Capital Goods - 8.5%
                    Aerospace & Defense - 1.1%
       29,894       United Technologies Corp.                       $  2,257,894
                                                                    ------------
                    Construction & Engineering - 0.5%
       39,071       KBR, Inc.                                       $    965,444
                                                                    ------------


       Shares                                                              Value
                    Electrical Components & Equipment - 0.6%
       19,134       Rockwell Automation, Inc.                       $  1,263,992
                                                                    ------------
                    Industrial Conglomerates - 2.2%
       26,500       3M Co.                                          $  2,374,400
      110,337       General Electric Co.                               2,299,423
                                                                    ------------
                                                                    $  4,673,823
                                                                    ------------
                    Construction & Farm Machinery & Heavy
                    Trucks - 3.1%
       14,660       Cummins, Inc.                                   $  1,420,701
       25,833       Deere & Co.                                        2,089,115
       77,292       PACCAR, Inc.                                       3,029,073
                                                                    ------------
                                                                    $  6,538,889
                                                                    ------------
                    Industrial Machinery - 1.0%
       25,967       Ingersoll-Rand Plc                              $  1,095,288
       14,564       SPX Corp.                                            951,320
                                                                    ------------
                                                                    $  2,046,608
                                                                    ------------
                    Total Capital Goods                             $ 17,746,650
                                                                    ------------
                    Transportation - 2.3%
                    Air Freight & Logistics - 0.5%
       13,415       United Parcel Service, Inc. (Class B)           $  1,056,565
                                                                    ------------
                    Railroads - 1.8%
       36,065       Norfolk Southern Corp.                          $  2,588,385
        9,773       Union Pacific Corp.                                1,166,017
                                                                    ------------
                                                                    $  3,754,402
                                                                    ------------
                    Total Transportation                            $  4,810,967
                                                                    ------------
                    Automobiles & Components - 2.4%
                    Auto Parts & Equipment - 1.6%
       19,410       BorgWarner, Inc.*                               $  1,273,102
       74,978       Johnson Controls, Inc.                             2,077,640
                                                                    ------------
                                                                    $  3,350,742
                                                                    ------------
                    Automobile Manufacturers - 0.8%
      173,524       Ford Motor Co.                                  $  1,664,095
                                                                    ------------
                    Total Automobiles &
                    Components                                      $  5,014,837
                                                                    ------------
                    Consumer Durables & Apparel - 1.0%
                    Apparel, Accessories & Luxury Goods - 1.0%
       36,372       Coach, Inc.                                     $  2,127,035
                                                                    ------------
                    Total Consumer Durables &
                    Apparel                                         $  2,127,035
                                                                    ------------
                    Consumer Services - 1.2%
                    Restaurants - 1.2%
       20,600       McDonald's Corp.                                $  1,823,718
       13,916       Starbucks Corp.                                      742,001
                                                                    ------------
                                                                    $  2,565,719
                                                                    ------------
                    Total Consumer Services                         $  2,565,719
                                                                    ------------

The accompanying notes are an integral part of these financial statements.     7

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

           Shares                                                          Value
                    Media - 4.2%
                    Broadcasting - 0.5%
       29,976       CBS Corp. (Class B)                             $    982,613
                                                                    ------------
                    Movies & Entertainment - 1.2%
       49,596       The Walt Disney Co.                             $  2,405,406
                                                                    ------------
                    Publishing - 2.5%
      108,688       John Wiley & Sons, Inc.                         $  5,324,624
                                                                    ------------
                    Total Media                                     $  8,712,643
                                                                    ------------
                    Retailing - 4.4%
                    Department Stores - 1.2%
       35,326       Macy's, Inc.                                    $  1,213,448
       25,974       Nordstrom, Inc.                                    1,290,648
                                                                    ------------
                                                                    $  2,504,096
                                                                    ------------
                    General Merchandise Stores - 1.2%
       44,333       Target Corp.                                    $  2,579,737
                                                                    ------------
                    Apparel Retail - 0.9%
       42,200       TJX Companies, Inc.                             $  1,811,646
                                                                    ------------
                    Home Improvement Retail - 1.1%
       78,823       Lowe's Companies, Inc.                          $  2,241,726
                                                                    ------------
                    Total Retailing                                 $  9,137,205
                                                                    ------------
                    Food & Staples Retailing - 1.7%
                    Drug Retail - 1.1%
       74,960       Walgreen Co.                                    $  2,217,317
                                                                    ------------
                    Food Distributors - 0.6%
       45,909       Sysco Corp.                                     $  1,368,547
                                                                    ------------
                    Total Food & Staples Retailing                  $  3,585,864
                                                                    ------------
                    Food, Beverage & Tobacco - 6.3%
                    Soft Drinks - 0.4%
       18,100       Dr. Pepper Snapple Group, Inc.                  $    791,875
                                                                    ------------
                    Packaged Foods & Meats - 5.9%
       63,096       General Mills, Inc.                             $  2,431,720
       52,168       HJ Heinz Co.                                       2,836,896
       60,300       Kraft Foods, Inc.                                  2,328,786
       66,345       The Hershey Co.                                    4,778,830
                                                                    ------------
                                                                    $ 12,376,232
                                                                    ------------
                    Total Food, Beverage &
                    Tobacco                                         $ 13,168,107
                                                                    ------------
                    Household & Personal Products - 3.0%
                    Household Products - 3.0%
       45,956       Colgate-Palmolive Co.                           $  4,784,020
        8,856       The Clorox Co.                                       641,706
       13,796       The Procter & Gamble Co.                             845,005
                                                                    ------------
                                                                    $  6,270,731
                                                                    ------------
                    Total Household & Personal
                    Products                                        $  6,270,731
                                                                    ------------

       Shares                                                              Value
                    Health Care Equipment & Services - 7.7%
                    Health Care Equipment - 6.3%
       20,011       Baxter International, Inc.                      $  1,063,585
       42,163       Becton Dickinson and Co.                           3,151,684
       30,708       Covidien Plc                                       1,642,878
       33,691       CR Bard, Inc.                                      3,619,761
      155,313       Smith & Nephew Plc                                 1,552,608
       22,576       St. Jude Medical, Inc.                               901,008
       21,926       Stryker Corp.                                      1,208,123
                                                                    ------------
                                                                    $ 13,139,647
                                                                    ------------
                    Health Care Distributors - 0.4%
       19,287       Cardinal Health, Inc.                           $    810,054
                                                                    ------------
                    Health Care Services - 0.4%
       14,583       Express Scripts Holding Co.*                    $    814,169
                                                                    ------------
                    Managed Health Care - 0.6%
       23,109       UnitedHealth Group, Inc.                        $  1,351,876
                                                                    ------------
                    Total Health Care Equipment &
                    Services                                        $ 16,115,746
                                                                    ------------
                    Pharmaceuticals, Biotechnology & Life
                    Sciences - 7.1%
                    Biotechnology - 2.1%
       24,641       Amgen, Inc.                                     $  1,799,779
       10,515       Celgene Corp.*                                       674,642
       35,430       Vertex Pharmaceuticals, Inc.*                      1,981,246
                                                                    ------------
                                                                    $  4,455,667
                                                                    ------------
                    Pharmaceuticals - 4.7%
       55,356       Abbott Laboratories                             $  3,568,801
       21,873       Eli Lilly & Co.                                      938,570
       40,762       Hospira, Inc.*                                     1,425,855
        8,100       Johnson & Johnson Co.                                547,236
       24,069       Merck & Co., Inc.                                  1,004,881
      102,094       Pfizer, Inc.                                       2,348,162
                                                                    ------------
                                                                    $  9,833,505
                                                                    ------------
                    Life Sciences Tools & Services - 0.3%
       13,263       Agilent Technologies, Inc.                      $    520,440
                                                                    ------------
                    Total Pharmaceuticals,
                    Biotechnology & Life Sciences                   $ 14,809,612
                                                                    ------------
                    Banks - 5.0%
                    Diversified Banks - 3.7%
       11,289       Canadian Imperial Bank of
                    Commerce Corp.                                  $    794,984
       48,267       Comerica, Inc.                                     1,482,280
       75,537       US Bancorp                                         2,429,270
       87,262       Wells Fargo & Co.                                  2,918,041
                                                                    ------------
                                                                    $  7,624,575
                                                                    ------------

8     The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       Shares                                                             Value
                    Regional Banks - 1.3%
      100,812       KeyCorp                                        $    780,285
       32,765       PNC Financial Services Group, Inc.                2,002,269
                                                                   ------------
                                                                   $  2,782,554
                                                                   ------------
                    Total Banks                                    $ 10,407,129
                                                                   ------------
                    Diversified Financials - 7.4%
                    Other Diversified Financial Services - 2.3%
      105,897       Bank of America Corp.                          $    866,237
       47,952       Citigroup, Inc.                                   1,314,364
       71,071       JPMorgan Chase & Co.                              2,539,367
                                                                   ------------
                                                                   $  4,719,968
                                                                   ------------
                    Consumer Finance - 1.8%
       22,914       American Express Co.                           $  1,333,824
       19,500       Capital One Financial Corp.                       1,065,870
       39,232       Discover Financial Services, Inc.                 1,356,643
                                                                   ------------
                                                                   $  3,756,337
                                                                   ------------
                    Asset Management & Custody Banks - 2.7%
       13,619       Franklin Resources, Inc.                       $  1,511,573
       35,714       Invesco, Ltd.                                       807,136
       27,458       State Street Corp.                                1,225,725
       32,959       T. Rowe Price Group, Inc.                         2,075,099
                                                                   ------------
                                                                   $  5,619,533
                                                                   ------------
                    Investment Banking & Brokerage - 0.6%
       90,099       Morgan Stanley                                 $  1,314,544
                                                                   ------------
                    Total Diversified Financials                   $ 15,410,382
                                                                   ------------
                    Insurance - 3.3%
                    Life & Health Insurance - 0.5%
       10,561       Aflac, Inc.                                    $    449,793
       10,941       Prudential Financial, Inc.                          529,873
                                                                   ------------
                                                                   $    979,666
                                                                   ------------
                    Property & Casualty Insurance - 2.8%
       63,463       The Chubb Corp.                                $  4,621,376
       21,465       The Travelers Companies, Inc.                     1,370,326
                                                                   ------------
                                                                   $  5,991,702
                                                                   ------------
                    Total Insurance                                $  6,971,368
                                                                   ------------
                    Software & Services - 9.0%
                    Internet Software & Services - 1.4%
       26,509       eBay, Inc.*                                    $  1,113,643
       19,220       Facebook, Inc.*                                     598,126
        2,108       Google, Inc.*                                     1,222,788
                                                                   ------------
                                                                   $  2,934,557
                                                                   ------------
                    IT Consulting & Other Services - 0.9%
        9,699       International Business Machines
                    Corp.                                          $  1,896,930
                                                                   ------------

       Shares                                                             Value
                    Data Processing & Outsourced
                    Services - 2.6%
       38,751       Automatic Data Processing, Inc.                $  2,156,881
       26,262       DST Systems, Inc.                                 1,426,289
       17,132       Fiserv, Inc.*                                     1,237,273
        1,300       Mastercard, Inc.                                    559,143
                                                                   ------------
                                                                   $  5,379,586
                                                                   ------------
                    Application Software - 1.0%
       40,665       Adobe Systems, Inc.*                           $  1,316,326
       30,267       Nuance Communications, Inc.*                        720,960
                                                                   ------------
                                                                   $  2,037,286
                                                                   ------------
                    Systems Software - 3.1%
      115,989       Microsoft Corp.                                $  3,548,104
       69,350       Oracle Corp.                                      2,059,695
       58,683       Symantec Corp.*                                     857,359
                                                                   ------------
                                                                   $  6,465,158
                                                                   ------------
                    Total Software & Services                      $ 18,713,517
                                                                   ------------
                    Technology Hardware & Equipment - 5.1%
                    Communications Equipment - 1.8%
       70,547       Cisco Systems, Inc.                            $  1,211,292
       47,494       Juniper Networks, Inc.*                             774,627
       12,499       Motorola Solutions, Inc.                            601,327
       20,969       Qualcomm, Inc.                                    1,167,554
                                                                   ------------
                                                                   $  3,754,800
                                                                   ------------
                    Computer Hardware - 2.4%
        7,694       Apple, Inc.*                                   $  4,493,296
       31,592       Hewlett-Packard Co.                                 635,315
                                                                   ------------
                                                                   $  5,128,611
                                                                   ------------
                    Computer Storage & Peripherals - 0.9%
       33,500       EMC Corp.*                                     $    858,605
       19,955       NetApp, Inc.*                                       634,968
        9,869       SanDisk Corp.*                                      360,021
                                                                   ------------
                                                                   $  1,853,594
                                                                   ------------
                    Total Technology Hardware &
                    Equipment                                      $ 10,737,005
                                                                   ------------
                    Semiconductors & Semiconductor
                    Equipment - 4.4%
                    Semiconductor Equipment - 0.8%
       32,385       ASML Holding NV (A.D.R.)                       $  1,665,237
                                                                   ------------
                    Semiconductors - 3.6%
       26,303       Altera Corp.                                   $    890,094
       59,120       Analog Devices, Inc.                              2,227,050
       94,812       Intel Corp.                                       2,526,740
       46,587       Texas Instruments, Inc.                           1,336,581
       13,989       Xilinx, Inc.                                        469,611
                                                                   ------------
                                                                   $  7,450,076
                                                                   ------------
                    Total Semiconductors &
                    Semiconductor Equipment                        $  9,115,313
                                                                   ------------

The accompanying notes are an integral part of these financial statements.     9

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

  Shares                                                                   Value
              Telecommunication Services - 0.9%
              Integrated Telecommunication
              Services - 0.9%
  15,600      AT&T, Inc.                                            $    556,296
  32,067      Verizon Communications, Inc.                             1,425,057
                                                                    ------------
                                                                    $  1,981,353
                                                                    ------------
              Total Telecommunication
              Services                                              $  1,981,353
                                                                    ------------
              Utilities - 0.3%
              Electric Utilities - 0.3%
  15,589      American Electric Power Co., Inc.                     $    622,001
                                                                    ------------
              Total Utilities                                       $    622,001
                                                                    ------------
              TOTAL COMMON STOCKS
              (Cost $164,623,471)                                   $207,898,482
                                                                    ------------
              TOTAL INVESTMENT IN SECURITIES - 99.5%
              (Cost $164,623,471) (a)                               $207,898,482
                                                                    ------------
              OTHER ASSETS &
              LIABILITIES - 0.5%                                    $  1,080,141
                                                                    ------------
              TOTAL NET ASSETS - 100.0%                             $208,978,623
                                                                    ============

*         Non-income producing security.
(A.D.R.)  American Depositary Receipts.
(a) At June 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $165,819,305 was as follows:


             Aggregate gross unrealized gain for all
             investments in which there is an excess of value
             over tax cost                                           $49,832,830
             Aggregate gross unrealized loss for all
             investments in which there is an excess of tax
             cost over value                                          (7,753,653)
                                                                     -----------
             Net unrealized gain                                     $42,079,177
                                                                     ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2012 aggregated $115,321,874 and $84,432,604, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level
3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2012, in valuing the Portfolio's assets:

                      Level 1        Level 2     Level 3         Total
Common Stocks     $207,898,482         $--         $--      $207,898,482
                  ------------         ---         ---      ------------
  Total           $207,898,482         $--         $--      $207,898,482
                  ============         ===         ===      ============


10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                         Six Months
                                                           Ended         Year        Year         Year         Year         Year
                                                          6/30/12        Ended       Ended        Ended       Ended        Ended
                                                         (unaudited)    12/31/11   12/31/10     12/31/09     12/31/08     12/31/07
Class I
Net asset value, beginning of period                      $  19.96      $  22.43   $  19.60     $  15.94     $  25.72     $  24.80
                                                          --------      --------   --------     --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                    $   0.16      $   0.33   $   0.28     $   0.30     $   0.39     $   0.33
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions               0.76         (1.22)      2.83         3.66        (8.87)        0.91
                                                          --------      --------   --------     --------     --------     --------
  Net increase (decrease) from investment
    operations                                            $   0.92      $  (0.89)  $   3.11     $   3.96     $  (8.48)    $   1.24
Distributions to shareowners:
 Net investment income                                       (0.16)        (0.34)     (0.28)       (0.30)       (0.40)       (0.32)
 Net realized gain                                           (0.71)        (1.24)        --           --        (0.90)          --
                                                          --------      --------   --------     --------     --------     --------
Net increase (decrease) in net asset value                $   0.05      $  (2.47)  $   2.83     $   3.66     $  (9.78)    $   0.92
                                                          --------      --------   --------     --------     --------     --------
Net asset value, end of period                            $  20.01      $  19.96   $  22.43     $  19.60     $  15.94     $  25.72
                                                          ========      ========   ========     ========     ========     ========
Total return*                                                 4.71%        (4.30)%    16.02%       25.20%      (34.27)%       4.99%
Ratio of net expenses to average net assets+                  0.72%**       0.73%      0.72%        0.74%        0.74%        0.70%
Ratio of net investment income to average net assets+         1.44%**       1.48%      1.39%        1.79%        1.78%        1.22%
Portfolio turnover rate                                         74%**         10%        25%          21%          12%          24%
Net assets, end of period (in thousands)                  $186,656      $205,739   $257,193     $249,439     $218,622     $374,349
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                 0.72%**       0.73%      0.72%        0.74%        0.74%        0.70%
 Net investment income                                        1.44%**       1.48%      1.39%        1.79%        1.78%        1.22%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.    11

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Six Months
                                                          Ended        Year       Year        Year         Year         Year
                                                         6/30/12       Ended     Ended       Ended        Ended        Ended
                                                       (unaudited)   12/31/11   12/31/10    12/31/09     12/31/08     12/31/07
Class II
Net asset value, beginning of period                     $ 19.97      $ 22.42    $ 19.59     $ 15.93       $ 25.68    $  24.73
                                                         -------      -------    -------     -------       -------    --------
Increase (decrease) from investment operations:
 Net investment income                                   $  0.13      $  0.32    $  0.24     $  0.27       $  0.35    $   0.24
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions             0.77        (1.27)      2.81        3.65         (8.87)       0.97
                                                         -------      -------    -------     -------       -------    --------
  Net increase (decrease) from investment
    operations                                           $  0.90      $ (0.95)   $  3.05     $  3.92       $ (8.52)   $   1.21
Distributions to shareowners:
 Net investment income                                     (0.12)       (0.26)     (0.22)      (0.26)        (0.33)      (0.26)
 Net realized gain                                         (0.71)       (1.24)        --          --         (0.90)         --
                                                         -------      -------    -------     -------       -------    --------
Net increase (decrease) in net asset value               $  0.07      $ (2.45)   $  2.83     $  3.66       $ (9.75)   $   0.95
                                                         -------      -------    -------     -------       -------    --------
Net asset value, end of period                           $ 20.04      $ 19.97    $ 22.42     $ 19.59       $ 15.93    $  25.68
                                                         =======      =======    =======     =======       =======    ========
Total return*                                               4.61%      (4.55)%     15.72%      24.91%       (34.41)%      4.87%
Ratio of net expenses to average net assets+                0.98%**      0.98%      0.97%       0.99%         0.99%       0.95%
Ratio of net investment income to average net assets+       1.18%**      1.16%      1.14%       1.56%         1.53%       0.98%
Portfolio turnover rate                                       74%**        10%        25%         21%           12%         24%
Net assets, end of period (in thousands)                 $22,322      $24,393    $63,142     $68,112       $71,276    $147,940
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                               0.98%**      0.98%      0.97%       0.99%         0.99%       0.95%
 Net investment income                                      1.18%**      1.16%      1.14%       1.56%         1.53%       0.98%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


12    The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost $164,623,471)                                         $207,898,482
 Cash                                                                                      910,516
 Receivables --
   Fund shares sold                                                                         46,803
   Dividends                                                                               267,846
 Other                                                                                       2,086
                                                                                      ------------
    Total assets                                                                      $209,125,733
                                                                                      ------------
LIABILITIES:
 Payables --
   Fund shares repurchased                                                            $    101,499
 Due to affiliates                                                                          17,605
 Accrued expenses                                                                           28,006
                                                                                      ------------
    Total liabilities                                                                 $    147,110
                                                                                      ------------
NET ASSETS:
 Paid-in capital                                                                      $162,627,039
 Undistributed net investment income                                                        21,126
 Accumulated net realized gain on investments and foreign currency transactions          3,055,373
 Net unrealized gain on investments                                                     43,275,011
 Net unrealized gain on forward foreign currency contracts and other assets and
  liabilities denominated in foreign currencies                                                 74
                                                                                      ------------
  Total net assets                                                                    $208,978,623
                                                                                      ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $186,656,151/9,327,766 shares)                                     $      20.01
                                                                                      ============
 Class II (based on $22,322,472/1,113,912 shares)                                     $      20.04
                                                                                      ============


The accompanying notes are an integral part of these financial statements.    13

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
 For the Six Months Ended 6/30/12


INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $11,642)                                    $2,494,135
 Interest                                                                                       641
                                                                                         ----------
    Total investment income                                                                              $ 2,494,776
                                                                                                         -----------
EXPENSES:
 Management fees                                                                         $  750,487
 Transfer agent fees
   Class I                                                                                      803
   Class II                                                                                     803
 Distribution fees
   Class II                                                                                  29,897
 Administrative reimbursements                                                               33,164
 Custodian fees                                                                               6,520
 Professional fees                                                                           26,145
 Printing expense                                                                             2,689
 Fees and expenses of nonaffiliated Trustees                                                  3,747
 Miscellaneous                                                                                6,565
                                                                                         ----------
    Total expenses                                                                                       $   860,820
                                                                                                         -----------
     Net investment income                                                                               $ 1,633,956
                                                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) on:
   Investments                                                                           $4,251,613
   Class action                                                                                 470
   Forward foreign currency contracts and other assets and liabilities denominated in
    foreign currencies                                                                         (602)     $ 4,251,481
                                                                                         ----------      -----------
 Change in net unrealized gain (loss) on:
   Investments                                                                           $4,788,811
   Forward foreign currency contracts and other assets and liabilities denominated in
    foreign currencies                                                                         (120)     $ 4,788,691
                                                                                         ----------      -----------
 Net gain on investments and foreign currency transactions                                               $ 9,040,172
                                                                                                         -----------
 Net increase in net assets resulting from operations                                                    $10,674,128
                                                                                                         ===========


14   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                              Six Months
                                                                                                 Ended             Year
                                                                                                6/30/12            Ended
                                                                                              (unaudited)        12/31/11
FROM OPERATIONS:
Net investment income                                                                        $  1,633,956      $  3,895,572
Net realized gain on investments, redemptions in kind, class action and foreign currency
 transactions                                                                                   4,251,481        15,478,847
Change in net unrealized gain (loss) on investments and foreign currency transactions           4,788,691       (27,726,481)
                                                                                             ------------      ------------
  Net increase (decrease) in net assets resulting from operations                            $ 10,674,128      $ (8,352,062)
                                                                                             ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.16 and $0.34 per share, respectively)                                          $ (1,517,120)     $ (3,555,244)
  Class II ($0.12 and $0.26 per share, respectively)                                             (133,643)         (391,811)
Net realized gain:
  Class I ($0.71 and $1.24 per share, respectively)                                          $ (6,384,863)     $(12,964,261)
  Class II ($0.71 and $1.24 per share, respectively)                                             (766,110)       (1,636,481)
                                                                                             ------------      ------------
    Total distributions to shareowners                                                       $ (8,801,736)     $(18,547,797)
                                                                                             ------------      ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                             $  7,063,260      $ 13,401,120
Reinvestment of distributions                                                                   8,801,736        18,547,797
Cost of shares repurchased                                                                    (38,891,063)      (65,292,638)
Redemption in kind                                                                                     --       (29,959,202)
                                                                                             ------------      ------------
  Net decrease in net assets resulting from
    Portfolio share transactions                                                             $(23,026,067)     $(63,302,923)
                                                                                             ------------      ------------
  Net decrease in net assets                                                                 $(21,153,675)     $(90,202,782)
NET ASSETS:
Beginning of period                                                                           230,132,298       320,335,080
                                                                                             ------------      ------------
End of period                                                                                $208,978,623      $230,132,298
                                                                                             ============      ============
Undistributed net investment income                                                          $     21,126      $     37,933
                                                                                             ============      ============

                                                    '12 Shares           '12 Amount             '11 Shares            '11 Amount
                                                   (unaudited)           (unaudited)
CLASS I
Shares sold                                            162,446           $ 6,802,596               484,608           $ 10,438,460
Reinvestment of distributions                          402,570             7,901,983               782,058             16,519,505
Less shares repurchased                             (1,546,905)           32,017,496)           (2,422,501)           (52,621,352)
                                                    ----------           -----------            ----------           ------------
  Net decrease                                        (981,889)          $17,312,917)           (1,155,835)          $(25,663,387)
                                                    ==========           ===========            ==========           ============
CLASS II
Shares sold                                             12,394           $   260,664               130,509           $  2,962,660
Reinvestment of distributions                           45,881               899,753                95,627              2,028,292
Less shares repurchased                               (165,824)           (6,873,567)           (1,156,052)           (12,671,286)
Redemptions in kind                                         --                    --              (664,304)           (29,959,202)
                                                    ----------           -----------            ----------           ------------
  Net decrease                                        (107,549)          $(5,713,150)           (1,594,220)          $(37,639,536)
                                                    ==========           ===========            ==========           ============


The accompanying notes are an integral part of these financial statements.    15

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Fund VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are reasonable income and capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation
     Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

     Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

     At June 30, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation
     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts
     The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The Portfolio had no outstanding portfolio or settlement hedges as of June 30, 2012.

D.   Federal Income Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions payable will be determined at the end of the Portfolio's taxable year. The tax character of distributions paid during the year ended December 31, 2011 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2011, were as follows:

-------------------------------------------------------------------------------
                                                                       2011
-------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                                 $ 3,947,055
  Long-term capital gain                                           14,600,742
                                                                  -----------
    Total distributions                                           $18,547,797
                                                                  ===========
  Distributable Earnings:
  Undistributed ordinary income                                   $    37,933
  Undistributed long-term gain                                      7,150,699
  Net unrealized gain                                              37,290,560
                                                                  -----------
    Total                                                         $44,479,192
                                                                  ===========
-------------------------------------------------------------------------------

     The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales.

E.   Portfolio Shares and Allocations
     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $109,364 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2012. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

     Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Risks
     At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $15,011 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2012.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,148 in transfer agent fees payable to PIMSS at June 30, 2012.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $446 in distribution fees payable to PFD at June 30, 2012.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust


Officers                                             Trustees
John F. Cogan, Jr., President*                       Thomas J. Perna, Chairman
Daniel K. Kingsbury, Executive Vice President        David R. Bock
Mark E. Bradley, Treasurer**                         Mary K. Bush
Christopher J. Kelley, Secretary                     John F. Cogan, Jr.
                                                     Benjamin M. Friedman
                                                     Margaret B.W. Graham
                                                     Daniel K. Kingsbury
                                                     Marguerite A. Piret
                                                     Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


* Chief Executive Officer of the Funds
** Chief Financial and Accounting Officer of the Funds

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.



























                                                                   19611-06-0812


                                                           [LOGO] PIONEER
                                                                  Investments(R)







                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Growth Opportunities VCT Portfolio -- Class I Shares



                                                               SEMIANNUAL REPORT

                                                                   June 30, 2012

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------


Pioneer Growth Opportunities VCT Portfolio

  Portfolio and Performance Update               2

  Comparing Ongoing Portfolio Expenses           3

  Portfolio Management Discussion                4

  Schedule of Investments                        6

  Financial Statements                          10

  Notes to Financial Statements                 14

  Trustees, Officers and Service Providers      17


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/12
--------------------------------------------------------------------------------

[The data is a representation of a pie chart in the printed material]

Portfolio Diversification
(As a percentage of total investment portfolio)

U.S. Common Stocks                                 86.6%
International Common Stocks                         6.5%
Depositary Receipts for International Stocks        3.0%
Temporary Cash Investment                           2.8%
Exchange Traded Fund                                1.1%

[The data is a representation of a pie chart in the printed material]

Sector Distribution
(As a percentage of equity holdings)

Health Care                                        26.2%
Information Technology                             26.0%
Consumer Discretionary                             17.9%
Industrials                                        14.0%
Energy                                              7.6%
Financials                                          4.3%
Materials                                           4.0%

Five Largest Holdings
(As a percentage of equity holdings)

---------------------------------------------------------
  1.  Amarin Corp. Plc (A.D.R.)                     2.25%
---------------------------------------------------------
  2.  Cabot Oil & Gas Corp.                         2.05
---------------------------------------------------------
  3.  Jazz Pharmaceuticals Plc                      2.04
---------------------------------------------------------
  4.  Spirit Aerosystems Holdings, Inc.             1.94
---------------------------------------------------------
  5.  Salix Pharmaceuticals, Ltd.                   1.89
---------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/12
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                    6/30/12          12/31/11
  Class I                                    $24.24           $22.49

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/12 - 6/30/12)          Income         Capital Gains     Capital Gains
  Class I                   $  -           $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Growth Opportunities VCT Portfolio at net asset value, compared to that of the Russell 2000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The data is a representation of a line chart in the printed material]

                 Pioneer Growth Opportunities                Russell 2000
                    VCT Portfolio, Class I                   Growth Index
6/02                        $10,000                             $10,000
                              8,804                              10,069
6/04                         11,785                              13,245
                             13,137                              13,813
6/06                         14,004                              15,827
                             15,997                              18,491
6/08                         12,933                              16,488
                             11,035                              12,391
6/10                         12,968                              14,617
                             17,749                              20,975
6/12                         16,919                              20,406

The Russell 2000 Growth Index is an unmanaged measure of the performance of U.S. small-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2012)

--------------------------------------------------------------------------------
                                                                    Class I
--------------------------------------------------------------------------------
10 Years                                                             5.40%
5 Years                                                              1.13%
1 Year                                                              -4.68%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities VCT
Portfolio

Based on actual returns from January 1, 2012 through June 30, 2012.

       Share Class                                     I
       -----------------------------------------------------
       Beginning Account Value on 1/1/12           $1,000.00
       Ending Account Value on 6/30/12             $1,077.80
       Expenses Paid During Period*                $    4.39

* Expenses are equal to the Fund's annualized expense ratio of 0.85% for Class I shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities VCT
Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2012 through June 30, 2012.

       Share Class                                         I
       -----------------------------------------------------
       Beginning Account Value on 1/1/12           $1,000.00
       Ending Account Value on 6/30/12             $1,020.64
       Expenses Paid During Period*                $    4.27

* Expenses are equal to the Fund's annualized expense ratio of 0.85% for Class I shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/12
--------------------------------------------------------------------------------

In the following interview, Brian Stack discusses the factors that influenced the performance of Pioneer Growth Opportunities VCT Portfolio during the six-month period ended June 30, 2012. Mr. Stack, senior vice president and portfolio manager at Pioneer, is responsible for the daily management of the Portfolio.

Q:   How did the Portfolio perform during the six months ended June 30, 2012?

A: Pioneer Growth Opportunities VCT Portfolio Class I shares returned 7.78% at net asset value during the six months ended June 30, 2012, while the Portfolio's benchmark, the Russell 2000 Growth Index (the Russell Index), returned 8.81%. During the same period, the average return of the 98 variable portfolios in Lipper's Small-Cap Growth Underlying Portfolios category was 8.54%.

Q: How would you describe your investment strategy in managing the Portfolio, and how did that strategy affect the Portfolio's performance during the six months ended June 30, 2012?

A: During the period, we continued to employ our "growth at a reasonable price" (GARP) discipline in managing the Portfolio. The GARP approach targets companies that we believe are attractively priced, with above-average growth potential, defensible business models, solid competitive positions, and innovative products or other growth drivers that can prevail, even in an uncertain economic environment.

     While the Portfolio underperformed the Russell Index and its peer group during the six-month period, we also recognize that the first half of 2012 was a difficult time for individual stock pickers. Correlations remained very high, with most stocks moving in unison. Many of the best performers during the period were stocks with higher valuations and strong price momentum. The market environment during the last six months was a challenging one for the Portfolio's investment strategy, which emphasizes higher-quality, attractively-valued companies that are sometimes out of favor with the market.

Q: What specific holdings helped the Portfolio's performance during the six months ended June 30, 2012?

A: Three of the Portfolio's holdings were taken over by other companies at premium prices during the period, which provided a boost to performance. In health care, Catalyst Health Solutions merged with SXC Health Solutions, and the drug development company Inhibitex was acquired by Bristol-Myers Squibb. In addition, restaurant operator PF Chang's was purchased by a private equity firm. We don't intentionally look for takeover targets when we pick stocks for the Portfolio, but a natural result of our focus on undervalued growth companies is that the Portfolio has averaged about four to six takeovers per year throughout its history.

     The Portfolio's returns also benefited from owning several stocks that displayed robust performance during the period, on the strength of positive fundamental developments. The stock price of Amarin, a development-stage biopharmaceutical company, climbed from $7.49 to $14.46 during the period after successfully completing Phase III clinical testing for its key drug. The drug is expected to receive FDA approval later this year. Also in health care, the Portfolio's position in Conceptus returned more than 50% during the period, behind strong earnings and news of a strengthened management team.

A Word About Risk:

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Our stock selection process also added value to Portfolio returns in the energy and industrials sectors. In energy, an emphasis on natural gas over oil stocks in the Portfolio benefited performance. Our enthusiasm for low-cost providers of natural gas, such as Cabot Oil & Gas, a strong performer, is based on our expectation that higher-cost producers will curtail drilling and production in the face of a low price for the commodity. Additionally, we expect that longer-term demand for natural gas will be boosted by the development of both liquefied natural gas infrastructure and gas-fired vehicles. In industrials, the Portfolio held a number of stocks that registered robust gains during the six-month period, including TransDigm, the aerospace component maker; On Assignment, the temporary help provider; and U.S. Airways.

Q: What types of investment decisions or individual holdings hurt the Portfolio's performance during the six months ended June 30, 2012?

A: The Portfolio's positioning in the information technology and financials sectors accounted for the majority of the underperformance relative to the Russell Index during the six-month period. The largest individual detractor from performance in the information technology sector was WebMD Health, which is the largest online provider of health information services. WebMD fell sharply during the period as advertising sales cycles lengthened in response to heightened regulatory review of online pharmaceuticals marketing. Additionally, OCZ Technology, which makes solid-state disk drives that are being adopted in place of hard disk drives, declined during the period after reporting a modest earnings shortfall. We eliminated WebMD from the Portfolio based on our belief that advertising revenues would remain under pressure. We remain optimistic about OCZ's prospects for the balance of 2012 and beyond, however, and the stock remains in the Portfolio.

     The Portfolio's benchmark-relative underperformance in the financials sector primarily reflected a lack of exposure to real estate investment trusts (REITs), which were among the market's best performers during the period, due in part to investors' thirst for yield.

Q:   What is your outlook for the second half of 2012, and beyond?

A: The Portfolio remains positioned for a low-to-moderate economic growth environment. We remain focused on identifying U.S.-centric, company-specific growth stories, and we have continued to find what we believe are attractive investment opportunities for the Portfolio. We also remain optimistic on the long-term outlook for U.S. equities.

     We will remain focused on trying to generate long-term Portfolio outperformance through all market cycles, and we believe that maintaining our GARP investment discipline -- rather than trying to chase short-term performance trends -- is the best way to accomplish that goal.


Please refer to the Schedule of Investments on pages 6 to 9 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

        Shares                                                             Value
                     COMMON STOCKS - 95.3%
                     Energy - 7.4%
                     Oil & Gas Exploration & Production - 6.9%
        60,725       Cabot Oil & Gas Corp.                          $  2,392,565
        77,232       Comstock Resources, Inc.*                         1,268,149
       113,900       EXCO Resources, Inc.*                               864,501
        86,000       McMoRan Exploration Co.*                          1,089,620
        30,600       Oasis Petroleum, Inc.*                              739,908
        14,294       Range Resources Corp.                               884,370
        11,600       Rosetta Resources, Inc.*                            425,024
       112,100       Triangle Petroleum Corp.*                           625,518
                                                                    ------------
                                                                    $  8,289,655
                                                                    ------------
                     Oil & Gas Storage & Transportation - 0.5%
        16,651       Golar LNG, Ltd.                                $    627,743
                                                                    ------------
                     Total Energy                                   $  8,917,398
                                                                    ------------
                     Materials - 3.6%
                     Specialty Chemicals - 3.1%
       113,500       Flotek Industries, Inc.*                       $  1,060,090
        78,600       GSE Holding, Inc.*                                  830,802
        35,900       WR Grace & Co.*                                   1,811,155
                                                                    ------------
                                                                    $  3,702,047
                                                                    ------------
                     Steel - 0.5%
        19,800       Allegheny Technologies, Inc.                   $    631,422
                                                                    ------------
                     Total Materials                                $  4,333,469
                                                                    ------------
                     Capital Goods - 5.4%
                     Aerospace & Defense - 3.5%
        27,300       Hexcel Corp.*                                  $    704,067
        95,200       Spirit Aerosystems Holdings, Inc.*                2,268,616
         9,278       TransDigm Group, Inc.*                            1,246,035
                                                                    ------------
                                                                    $  4,218,718
                                                                    ------------
                     Construction & Engineering - 0.8%
        41,100       KBR, Inc.                                      $  1,015,581
                                                                    ------------
                     Industrial Machinery - 1.1%
        19,400       Chart Industries, Inc.*                        $  1,333,944
                                                                    ------------
                     Total Capital Goods                            $  6,568,243
                                                                    ------------
                     Commercial Services & Supplies - 5.5%
                     Diversified Support Services - 1.7%
        33,204       Copart, Inc.*                                  $    786,603
        30,600       Mobile Mini, Inc.*                                  440,640
        23,200       United Rentals, Inc.*                               789,728
                                                                    ------------
                                                                    $  2,016,971
                                                                    ------------
                     Human Resource & Employment
                     Services - 2.0%
        84,204       On Assignment, Inc.*                           $  1,343,896
        68,200       WageWorks, Inc.*                                  1,027,092
                                                                    ------------
                                                                    $  2,370,988
                                                                    ------------

        Shares                                                             Value
                     Research & Consulting Services - 1.8%
         2,000       Acacia Research Corp.*                         $     74,480
        10,406       CoStar Group, Inc.*                                 844,967
        91,125       RPX Corp.*                                        1,307,644
                                                                    ------------
                                                                    $  2,227,091
                                                                    ------------
                     Total Commercial Services
                     & Supplies                                     $  6,615,050
                                                                    ------------
                     Transportation - 2.6%
                     Air Freight & Logistics - 0.3%
        18,000       XPO Logistics, Inc.*                           $    302,400
                                                                    ------------
                     Airlines - 2.3%
        23,149       Allegiant Travel Co.*                          $  1,613,022
        92,200       US Airways Group, Inc.*                           1,229,026
                                                                    ------------
                                                                    $  2,842,048
                                                                    ------------
                     Total Transportation                           $  3,144,448
                                                                    ------------
                     Automobiles & Components - 0.9%
                     Auto Parts & Equipment - 0.9%
        49,700       Gentex Corp.                                   $  1,037,239
                                                                    ------------
                     Total Automobiles & Components                 $  1,037,239
                                                                    ------------
                     Consumer Durables & Apparel - 6.1%
                     Household Appliances - 0.8%
        24,700       SodaStream International, Ltd.*                $  1,011,959
                                                                    ------------
                     Housewares & Specialties - 0.7%
        15,700       Tupperware Brands Corp.                        $    859,732
                                                                    ------------
                     Leisure Products - 0.6%
        69,500       LeapFrog Enterprises, Inc.*                    $    713,070
                                                                    ------------
                     Apparel, Accessories & Luxury Goods - 3.3%
        13,388       Carter's, Inc.*                                $    704,209
        33,800       G-III Apparel Group, Ltd.*                          800,722
        50,100       Hanesbrands, Inc.*                                1,389,273
        36,400       True Religion Apparel, Inc.                       1,054,872
                                                                    ------------
                                                                    $  3,949,076
                                                                    ------------
                     Footwear - 0.7%
        54,776       Crocs, Inc.*                                   $    884,632
                                                                    ------------
                     Total Consumer Durables
                     & Apparel                                      $  7,418,469
                                                                    ------------
                     Consumer Services - 2.9%
                     Casinos & Gaming - 1.0%
       138,500       Scientific Games Corp.*                        $  1,184,175
                                                                    ------------
                     Restaurants - 0.9%
        83,200       Caribou Coffee Co., Inc.*                      $  1,074,112
                                                                    ------------
                     Education Services - 1.0%
        60,138       Grand Canyon Education, Inc.*                  $  1,259,290
                                                                    ------------
                     Total Consumer Services                        $  3,517,577
                                                                    ------------

6     The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        Shares                                                             Value
                     Media - 2.5%
                     Movies & Entertainment - 2.5%
        94,861       Cinemark Holdings, Inc.                        $  2,167,574
        33,400       Imax Corp.*                                         802,602
                                                                    ------------
                                                                    $  2,970,176
                                                                    ------------
                     Total Media                                    $  2,970,176
                                                                    ------------
                     Retailing - 4.9%
                     Apparel Retail - 3.2%
        78,100       Express, Inc.*                                 $  1,419,077
        25,900       Francesca's Holdings Corp.*                         699,559
       116,300       Hot Topic, Inc.*                                  1,126,947
        25,200       Urban Outfitters, Inc.*                             695,268
                                                                    ------------
                                                                    $  3,940,851
                                                                    ------------
                     Specialty Stores - 1.1%
        23,800       Vitamin Shoppe, Inc.*                          $  1,307,334
                                                                    ------------
                     Homefurnishing Retail - 0.6%
        24,500       Mattress Firm Holding Corp.*                   $    742,595
                                                                    ------------
                     Total Retailing                                $  5,990,780
                                                                    ------------
                     Health Care Equipment & Services - 11.1%
                     Health Care Equipment - 5.6%
        41,030       ABIOMED, Inc.*                                 $    936,305
        85,812       Conceptus, Inc.*                                  1,700,794
        12,285       HeartWare International, Inc.*                    1,090,908
        65,100       Insulet Corp.*                                    1,391,187
        45,700       Masimo Corp.*                                     1,022,766
        20,500       Volcano Corp.*                                      587,325
                                                                    ------------
                                                                    $  6,729,285
                                                                    ------------
                     Health Care Supplies - 3.4%
        34,800       Align Technology, Inc.*                        $  1,164,408
        90,700       Endologix, Inc.*                                  1,400,408
        98,600       Quidel Corp.*                                     1,546,048
                                                                    ------------
                                                                    $  4,110,864
                                                                    ------------
                     Health Care Services - 1.2%
        15,600       Catalyst Health Solutions, Inc.*               $  1,457,664
                                                                    ------------
                     Health Care Facilities - 0.4%
       125,589       LCA-Vision, Inc.*                              $    540,033
                                                                    ------------
                     Health Care Technology - 0.5%
        38,300       Greenway Medical Technologies, Inc.*           $    624,673
                                                                    ------------
                     Total Health Care Equipment &
                     Services                                       $ 13,462,519
                                                                    ------------
                     Pharmaceuticals, Biotechnology &
                     Life Sciences - 14.2%
                     Biotechnology - 7.3%
        86,100       Alkermes Plc*                                  $  1,461,117
       182,000       Amarin Corp. Plc (A.D.R.)*                        2,631,720
        51,600       Cubist Pharmaceuticals, Inc.*                     1,956,156
        80,200       Exact Sciences Corp.*                               859,744

        Shares                                                             Value
                     Biotechnology - (continued)
        66,231       Neurocrine Biosciences, Inc.*                  $    523,887
       163,500       NPS Pharmaceuticals, Inc.*                        1,407,735
                                                                    ------------
                                                                    $  8,840,359
                                                                    ------------
                     Pharmaceuticals - 6.9%
        59,000       Auxilium Pharmaceuticals, Inc.*                $  1,586,510
        52,840       Jazz Pharmaceuticals Plc*                         2,378,328
        62,600       Optimer Pharmaceuticals, Inc.*                      971,552
        21,700       Questcor Pharmaceuticals, Inc.*                   1,155,308
        40,600       Salix Pharmaceuticals, Ltd.*                      2,210,264
                                                                    ------------
                                                                    $  8,301,962
                                                                    ------------
                     Total Pharmaceuticals,
                     Biotechnology & Life Sciences                  $ 17,142,321
                                                                    ------------
                     Banks - 0.9%
                     Regional Banks - 0.9%
        17,900       Signature Bank Corp.*                          $  1,091,363
                                                                    ------------
                     Total Banks                                    $  1,091,363
                                                                    ------------
                     Diversified Financials - 1.6%
                     Specialized Finance - 1.0%
         5,300       MarketAxess Holdings, Inc.                     $    141,192
        29,300       MSCI, Inc.*                                         996,786
                                                                    ------------
                                                                    $  1,137,978
                                                                    ------------
                     Consumer Finance - 0.6%
        32,057       Ezcorp, Inc.*                                  $    752,057
                                                                    ------------
                     Total Diversified Financials                   $  1,890,035
                                                                    ------------
                     Real Estate - 0.7%
                     Mortgage REITs - 0.7%
        84,000       CreXus Investment Corp.                        $    854,280
                                                                    ------------
                     Total Real Estate                              $    854,280
                                                                    ------------
                     Software & Services - 14.9%
                     Internet Software & Services - 3.8%
        42,900       Brightcove, Inc.*                              $    654,225
        43,500       ExactTarget, Inc.*                                  950,910
        89,200       SciQuest, Inc.*                                   1,602,032
       123,200       Velti Plc*                                          800,800
        31,037       Vocus, Inc.*                                        577,288
                                                                    ------------
                                                                    $  4,585,255
                                                                    ------------
                     IT Consulting & Other Services - 3.6%
        39,200       Gartner, Inc.*                                 $  1,687,560
        41,020       InterXion Holding NV*                               742,872
       113,400       Sapient Corp.                                     1,141,938
        61,800       Virtusa Corp.*                                      825,030
                                                                    ------------
                                                                    $  4,397,400
                                                                    ------------
                     Data Processing & Outsourced
                     Services - 1.8%
        35,500       VeriFone Systems, Inc.*                        $  1,174,695
       101,700       WNS Holdings, Ltd. (A.D.R.)*                        989,541
                                                                    ------------
                                                                    $  2,164,236
                                                                    ------------

The accompanying notes are an integral part of these financial statements.     7

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

    Shares                                                                 Value
                Application Software - 4.7%
    43,066      Aspen Technology, Inc.*                             $    996,978
    60,500      RealPage, Inc.*                                        1,401,180
    34,600      SS&C Technologies Holdings, Inc.*                        865,000
    74,411      Tangoe, Inc.*                                          1,585,698
     9,467      Ultimate Software Group, Inc.*                           843,699
                                                                    ------------
                                                                    $  5,692,555
                                                                    ------------
                Systems Software - 1.0%
    37,260      Fortinet, Inc.*                                     $    865,177
    17,700      Rovi Corp.*                                              347,274
                                                                    ------------
                                                                    $  1,212,451
                                                                    ------------
                Total Software & Services                           $ 18,051,897
                                                                    ------------
                Technology Hardware & Equipment - 5.7%
                Communications Equipment - 3.5%
    80,600      Finisar Corp.*                                      $  1,205,776
    47,000      Procera Networks, Inc.*                                1,142,570
    62,400      Riverbed Technology, Inc.*                             1,007,760
   204,700      ShoreTel, Inc.*                                          896,586
                                                                    ------------
                                                                    $  4,252,692
                                                                    ------------
                Computer Storage & Peripherals - 1.2%
   268,082      OCZ Technology Group, Inc.*                         $  1,420,835
                                                                    ------------
                Technology Distributors - 1.0%
    36,234      SYNNEX Corp.*                                       $  1,249,711
                                                                    ------------
                Total Technology Hardware &
                Equipment                                           $  6,923,238
                                                                    ------------
                Semiconductors & Semiconductor
                Equipment - 4.4%
                Semiconductor Equipment - 0.7%
    59,777      Nanometrics, Inc.*                                  $    918,175
                                                                    ------------
                Semiconductors - 3.7%
   248,800      Entropic Communications, Inc.*                      $  1,403,232
    61,800      Integrated Device Technology, Inc.*                      347,316
   186,700      Lattice Semiconductor Corp.*                             703,859
    80,000      MIPS Technologies, Inc.*                                 533,600
    60,400      Semtech Corp.*                                         1,468,928
                                                                    ------------
                                                                    $  4,456,935
                                                                    ------------
                Total Semiconductors &
                Semiconductor Equipment                             $  5,375,110
                                                                    ------------
                TOTAL COMMON STOCKS
                (Cost $96,898,950)                                  $115,303,612
                                                                    ------------
                MUTUAL FUNDS - 1.0%
                Diversified Financials - 1.0%
                Multi-Sector Holdings - 1.0%
    13,101      iShares Russell 2000 Growth
                Index Fund                                          $  1,198,348
                                                                    ------------
                Total Diversified Financials                        $  1,198,348
                                                                    ------------
                TOTAL MUTUAL FUNDS
                (Cost $1,141,499)                                   $  1,198,348
                                                                    ------------

 Principal
Amount ($)
                 TEMPORARY CASH INVESTMENTS - 2.8%
                 Repurchase Agreement - 2.8%
3,385,000        JPMorgan, Inc., 0.18%, dated
                 6/29/12, repurchase price of
                 $3,385,000 plus accrued interest on
                 7/2/12 collateralized by $3,452,753
                 Federal National Mortgage Association
                 (ARM), 1.755-5.97%,
                 3/1/34-1/1/42                                      $  3,385,000
                                                                    ------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $3,385,000)                                  $  3,385,000
                                                                    ------------
                 TOTAL INVESTMENT IN SECURITIES - 99.1%
                 (Cost $101,425,449) (a)                            $119,886,960
                                                                    ------------
                 OPTIONS WRITTEN (0.0)%+
   (56)          Auxilium Pharmaceuticals, Inc.                     $    (18,760)
                                                                    ------------
                 TOTAL OPTIONS WRITTEN
                 (Premiums received $6,587)                         $    (18,760)
                                                                    ------------
                 OTHER ASSETS &
                 LIABILITIES - 0.9%                                 $  1,127,460
                                                                    ------------
                 TOTAL NET ASSETS - 100.0%                          $120,995,660
                                                                    ============

(A.D.R.) American Depositary Receipt
*        Non-income producing security.
+        Amount rounds to less than (0.1)%.
(a) At June 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $102,347,056 was as follows:

         Aggregate gross unrealized gain for all investments in
         which there is an excess of value over tax cost             $22,865,365
         Aggregate gross unrealized loss for all investments in
         which there is an excess of tax cost over value              (5,325,461)
                                                                     -----------
         Net unrealized gain                                         $17,539,904
                                                                     ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2012 aggregated $70,374,160 and $81,981,149, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level
3. See Notes to Financial Statements -- Note 1A.


8    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

The following is a summary of the inputs used as of June 30, 2012, in valuing the Portfolio's assets:

                       Level 1          Level 2       Level 3       Total
Common Stocks      $115,303,612      $        -         $-      $115,303,612
Mutual Funds          1,198,348               -          -         1,198,348
Repurchase
Agreements                    -       3,385,000          -         3,385,000
                   ------------      ----------         --      ------------
Total              $116,501,960      $3,385,000         $-      $119,886,960
                   ============      ==========         ==      ============
Other Financial
Instruments*       $    (18,760)     $        -         $-      $    (18,760)
                   ============      ==========         ==      ============

*    Other financial instruments include written options.

The accompanying notes are an integral part of these financial statements.     9

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     Six Months
                                                       Ended
                                                      6/30/12      Year Ended   Year Ended   Year Ended    Year Ended    Year Ended
                                                     (unaudited)    12/31/11     12/31/10     12/31/09      12/31/08      12/31/07
Class I
Net asset value, beginning of period                  $  22.49       $  23.01    $  19.14     $  13.24      $  22.44      $  26.79
                                                      --------       --------    --------     --------      --------      --------
Increase (decrease) from investment operations:
 Net investment loss                                  $  (0.06)      $  (0.13)   $  (0.09)    $  (0.03)     $  (0.00)(a)  $  (0.07)
 Net realized and unrealized gain (loss) on
  investments                                             1.81          (0.39)       3.96         5.93         (7.40)        (0.53)
                                                      --------       --------    --------     --------      --------      --------
  Net increase (decrease) from investment
    operations                                        $   1.75       $  (0.52)   $   3.87     $   5.90      $  (7.40)     $  (0.60)
Distributions to shareowners:
 Net realized gain                                          --            --           --           --         (1.80)        (3.75)
                                                      --------       --------    --------     --------      --------      --------
Net increase (decrease) in net asset value            $   1.75       $  (0.52)   $   3.87     $   5.90      $  (9.20)     $  (4.35)
                                                      --------       --------    --------     --------      --------      --------
Net asset value, end of period                        $  24.24       $  22.49    $  23.01     $  19.14      $  13.24      $  22.44
                                                      ========       ========    ========     ========      ========      ========
Total return*                                             7.78%         (2.26)%     20.22%       44.56%       (35.49)%       (3.86)%
Ratio of net expenses to average net assets+              0.85%**        0.84%       0.85%        0.85%         0.85%         0.81%
Ratio of net investment loss to average net assets+      (0.54)%**      (0.54)%     (0.44)%      (0.15)%       (0.04)%       (0.25)%
Portfolio turnover rate                                    114%**         111%        119%         134%          231%          119%
Net assets, end of period (in thousands)              $120,996       $121,377    $141,034     $134,090      $105,666      $204,629
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                             0.85%**       0.84%        0.87%        0.88%         0.91%         0.81%
 Net investment loss                                     (0.54)%**     (0.54)%      (0.46)%      (0.18)%       (0.10)%       (0.25)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
(a)   Amount rounds to less than $0.01 per share.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


10    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost $101,425,449)                   $119,886,960
 Cash                                                                527,163
 Receivables --
   Investment securities sold                                      1,052,950
   Portfolio shares sold                                              14,873
   Dividends                                                          36,581
 Other                                                                 1,075
                                                                ------------
    Total assets                                                $121,519,602
                                                                ------------
LIABILITIES:
 Payables --
   Investment securities purchased                              $    272,119
   Portfolio shares repurchased                                      193,318
   Open options contracts written (premiums received $6,587)          18,760
 Due to affiliates                                                     9,553
 Accrued expenses                                                     30,192
                                                                ------------
    Total liabilities                                           $    523,942
                                                                ------------
NET ASSETS:
 Paid-in capital                                                $101,657,316
 Accumulated net investment loss                                    (342,348)
 Accumulated net realized gain on investments                      1,231,354
 Net unrealized gain on investments                               18,461,511
 Net unrealized loss on written options                              (12,173)
                                                                ------------
    Total net assets                                            $120,995,660
                                                                ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $120,995,660/4,991,097 shares)               $      24.24
                                                                ============



The accompanying notes are an integral part of these financial statements.    11

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
     For the Six Months Ended 6/30/12

INVESTMENT INCOME:
 Dividends                                                                               $  190,363
 Interest                                                                                     2,078
                                                                                         ----------
    Total investment income                                                                               $  192,441
                                                                                                          ----------
EXPENSES:
 Management fees                                                                         $  463,344
 Transfer agent fees                                                                            766
 Administrative reimbursement                                                                17,990
 Custodian fees                                                                              15,851
 Professional fees                                                                           24,982
 Printing expense                                                                             4,157
 Fees and expenses of nonaffiliated Trustees                                                  3,695
 Miscellaneous                                                                                5,251
                                                                                         ----------
    Total expenses                                                                                        $  536,036
    Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                           (1,247)
                                                                                                          ----------
    Net expenses                                                                                          $  534,789
                                                                                                          ----------
     Net investment loss                                                                                  $ (342,348)
                                                                                                          ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND WRITTEN OPTIONS:
 Net realized gain on:
  Investments                                                                            $5,390,606
  Written options                                                                            64,409
  Class action                                                                                  580       $5,455,595
                                                                                         ----------       ----------
 Change in net unrealized gain (loss) on investments
  Investments                                                                            $4,347,267
  Written options                                                                           (21,454)      $4,325,813
                                                                                         ----------       ----------
 Net gain on investments                                                                                  $9,781,408
                                                                                                          ----------
 Net increase in net assets resulting from operations                                                     $9,439,060
                                                                                                          ==========


12    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS



                                                                         Six Months
                                                                            Ended
                                                                           6/30/12          Year Ended
                                                                         (unaudited)         12/31/11
FROM OPERATIONS:
Net investment loss                                                    $    (342,348)     $    (727,968)
Net realized gain on investments and written options                       5,455,595         19,144,491
Change in net unrealized gain (loss) on investments                        4,325,813        (20,972,051)
                                                                       -------------      -------------
  Net increase (decrease) in net assets resulting from operations      $   9,439,060      $  (2,555,528)
                                                                       -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       $   2,316,342      $   6,490,430
Cost of shares repurchased                                               (12,136,440)       (23,591,837)
                                                                       -------------      -------------
  Net decrease in net assets resulting from
    Portfolio share transactions                                       $  (9,820,098)     $ (17,101,407)
                                                                       -------------      -------------
  Net decrease in net assets                                           $    (381,038)     $ (19,656,935)
NET ASSETS:
Beginning of period                                                      121,376,698        141,033,633
                                                                       -------------      -------------
End of period                                                          $ 120,995,660      $ 121,376,698
                                                                       -------------      -------------
Accumulated net investment loss                                        $    (342,348)     $          --
                                                                       =============      =============

                                      '12 Shares      '12 Amount
                                     (unaudited)      (unaudited)        '11 Shares       '11 Amount
CLASS I
Shares sold                              94,308      $  2,316,342           274,795      $  6,490,430
Less shares repurchased                (499,775)      (12,136,440)       (1,007,712)      (23,591,837)
                                       --------      ------------        ----------      ------------
  Net decrease                         (405,467)     $ (9,820,098)         (732,917)     $(17,101,407)
                                       ========      ============        ==========      ============


The accompanying notes are an integral part of these financial statements.    13

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Growth Opportunities VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.

The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation
     Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

     Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant even might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

     At June 30, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation
     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

C.   Federal Income Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     There were no distributions paid during the year ended December 31, 2011. The tax character of current year distributions payable will be determined at the end of the Portfolio's taxable year. The components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2011, were as follows:

--------------------------------------------------------------------------------
                                                                        2011
--------------------------------------------------------------------------------
  Distributable Earnings:
  Capital loss carryforward                                      $(1,509,860)
  Post-October loss deferred                                      (1,792,774)
  Net unrealized gain                                             13,201,918
                                                                 -----------
   Total                                                         $ 9,899,284
                                                                 ===========
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales.

D.   Portfolio Shares
     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $109,364 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2012. Dividends and distributions to shareowners are recorded on the ex-dividend date.

     During the period, the Portfolio recognized gains of $580 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

E.   Risks
     Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

F.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.   Option Writing
     When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

Transactions in written call options for the six months ended June 30, 2012 are summarized as follows:

-------------------------------------------------------------------------------
                                                 Number of       Premiums
                                                 Contracts       Received
-------------------------------------------------------------------------------
 Options outstanding at beginning of period        182           $  28,771
 Options opened                                    879             118,077
 Options exercised                                (521)           (101,922)
 Options closed                                    (91)            (13,367)
 Options expired                                  (393)            (24,972)
                                                  ----           ---------
 Options outstanding at end of period               56           $   6,587
                                                  ====           =========
-------------------------------------------------------------------------------

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.74% of the Portfolio's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 0.85% of the average daily net assets attributable to Class I shares. This expense limitation is in effect through May 1, 2013. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $9,412 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2012.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $141 in transfer agent fees payable to PIMSS at June 30, 2012.

4. Additional Disclosures about Derivative Instruments and Hedging Activities:
Values of derivative instruments as of June 30, 2012 were as follows:

-------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments
Under Accounting                Asset Derivatives 2012               Liabilities Derivatives 2012
Standards Codification    ----------------------------------   -----------------------------------
(ASC) 815                 Balance Sheet Location     Value     Balance Sheet Location     Value
-------------------------------------------------------------------------------------------------
 Written options          Receivables                $--       Payables                   $18,760
-------------------------------------------------------------------------------------------------
 Total                                               $--                                  $18,760
-------------------------------------------------------------------------------------------------


The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 was as follows:

----------------------------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments                                                                                     Change in Unrealized
Under Accounting                       Location of Gain or (Loss)                  Realized Gain or        Gain or (Loss)
Standards Codification                       on Derivatives                     (Loss) on Derivatives      on Derivatives
(ASC) 815                                 Recognized in Income                   Recognized in Income   Recognized in Income
----------------------------------------------------------------------------------------------------------------------------
 Written options         Net realized gain on written options                          $64,409
 Written options         Change in unrealized gain (loss) on written options                                 $(21,454)
----------------------------------------------------------------------------------------------------------------------------

[LOGO} PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                           Trustees
John F. Cogan, Jr., President*                     Thomas J. Perna, Chairman
Daniel K. Kingsbury, Executive Vice President      David R. Bock
Mark E. Bradley, Treasurer**                       Mary K. Bush
Christopher J. Kelley, Secretary                   John F. Cogan, Jr.
                                                   Benjamin M. Friedman
                                                   Margaret B.W. Graham
                                                   Daniel K. Kingsbury
                                                   Marguerite A. Piret
                                                   Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


* Chief Executive Officer of the Funds
** Chief Financial and Accounting Officer of the Funds

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

[LOGO] PIONEER
       Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30, is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.































                                                                   19616-06-0812



                                                           [LOGO] PIONEER
                                                                  Investments(R)






                                                PIONEER VARIABLE CONTRACTS TRUST


                       Pioneer High Yield VCT Portfolio -- Class I and II Shares






                                                               SEMIANNUAL REPORT


                                                                   June 30, 2012





Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
---------------------------------------------------------

Pioneer High Yield VCT Portfolio

  Portfolio and Performance Update               2

  Comparing Ongoing Portfolio Expenses           3

  Portfolio Management Discussion                4

  Schedule of Investments                        6

  Financial Statements                          23

  Notes to Financial Statements                 28

  Trustees, Officers and Service Providers      33


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/12
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Corporate Bonds                                        46.0%
Convertible Corporate Bonds                                 20.6%
U.S. Common Stocks                                          10.7%
International Corporate Bonds                                8.8%
Senior Secured Loans                                         5.8%
Convertible Preferred Bonds                                  4.0%
International Common Stocks                                  1.9%
Temporary Cash Investment                                    0.7%
Collateralized Mortgage Obligations                          0.6%
Asset Backed Securities                                      0.6%
U.S. Preferred Stocks                                        0.3%
Warrants                                                     0.0%*

* Rounds to less than 0.1%.


Quality Distribution
(As a percentage of total investment in securities)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

AAA                                                          0.0%*
BBB                                                          3.7%
BB                                                          26.3%
B                                                           46.7%
CCC                                                         11.4%
Not Rated                                                    9.9%
Cash Equivalents                                             2.0%

* Rounds to less than 0.1%.

Bond ratings are ordered highest to lowest in the Portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Five Largest Total Holdings
(As a percentage of total long-term holdings)*

--------------------------------------------------
  1.   NOVA Chemicals Corp.,
        7.875%, 9/15/25                    1.94%
--------------------------------------------------
  2.    Forest City Enterprises, Inc.,
        7.0%, 12/31/99 (Perpetual)         1.93
--------------------------------------------------
  3.   WESCO Distribution, Inc.,
        7.5%, 10/15/17                     1.52
--------------------------------------------------
  4.    LyondellBasell Industries NV       1.36
--------------------------------------------------
  5.   WESCO International, Inc.,
        6.0%, 9/15/29                      1.22
--------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/12
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share     6/30/12     12/31/11
  Class I                      $9.92        $9.92
  Class II                     $9.87        $9.88

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
1/1/12 - 6/30/12            Income         Capital Gains     Capital Gains
  Class I                   $0.2800        $  -              $0.4046
  Class II                  $0.2660        $  -              $0.4046

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer High Yield VCT Portfolio at net asset value, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the BofA ML All-Convertibles Speculative Quality Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE DATA BELOW IS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

         Pioneer High Yield        Pioneer High Yield     BofA ML High Yield    BofA ML All-Convertibles
       VCT Portfolio, Class I   VCT Portfolio, Class II    Master II Index     Speculative Quality Index
6/02           $10,000                   $10,000               $10,000                  $10,000
6/03            11,844                    11,819                12,225                   12,439
6/04            13,005                    12,934                13,471                   15,255
6/05            13,916                    13,805                14,901                   15,667
6/06            14,506                    14,341                15,602                   17,518
6/07            16,418                    16,206                17,432                   20,932
6/08            16,101                    15,855                17,068                   18,914
6/09            13,782                    13,504                16,465                   15,130
6/10            17,097                    16,717                20,997                   19,511
6/11            21,167                    20,691                24,231                   24,703
6/12            21,134                    20,527                25,810                   23,512

The BofA ML High Yield Master II Index is a commonly accepted measure of the performance of high-yield securities. The BofA ML All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of June 30, 2012)

--------------------------------------------------------------------------------
             Class I     Class II
--------------------------------------------------------------------------------
10 Years       7.77%       7.46%
5 Years        5.18%       4.84%
1 Year        -0.16%      -0.79%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from January 1, 2012 through June 30, 2012.

       Share Class                                 I               II
       ----------------------------------------------------------------------
       Beginning Account Value on 1/1/12       $1,000.00       $1,000.00
       Ending Account Value on 6/30/12         $1,069.60       $1,068.50
       Expenses Paid During Period*            $    4.12       $    5.40

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80% and 1.05% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2012 through June 30, 2012.

       Share Class                                 I              II
       ----------------------------------------------------------------------
       Beginning Account Value on 1/1/12       $1,000.00       $1,000.00
       Ending Account Value on 6/30/12         $1,020.89       $1,019.64
       Expenses Paid During Period*            $    4.02       $    5.27

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80% and 1.05% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/12
--------------------------------------------------------------------------------

High-yield bonds posted strong performance during the six months ended June 30, 2012. In the following interview, Tracy Wright and Andrew Feltus talk about the market environment for high-yield securities during the six-month period ended June 30, 2012, and how the Portfolio performed in that environment. Ms. Wright, senior vice president and portfolio manager at Pioneer, and Mr. Feltus, senior vice president and portfolio manager at Pioneer, are responsible for the daily management of the Portfolio.

Q: How did the Portfolio perform during the six months ended June 30, 2012?

A: Pioneer High Yield VCT Portfolio Class I shares returned 6.96% at net asset value during the six months ended June 30, 2012, and Class II shares returned 6.85%. During the same period, the Portfolio's benchmarks, the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index and the BofA ML All-Convertibles Speculative Quality Index, returned 7.08% and 6.95%, respectively, while the average return of the 123 variable portfolios in Lipper's High Current Yield Underlying Portfolios category was 6.48%.

Q: How would you describe the investment environment for high-yield bonds during the six months ended June 30, 2012?

A: The six-month period was a solid one for high-yield securities, with both the beginning and ending weeks of the period featuring particularly strong performance. Healthy corporate business fundamentals supported high-yield bond valuations during the six-month period, as robust earnings, free cash flow and capital discipline continued to benefit investors. Default rates remained well below average during the period, which also helped to prolong the rally in the high-yield sector. Mutual fund flows into the asset class persisted, as investors' search for yield in an extraordinarily low-interest-rate environment drove record demand for high-yield instruments. At the same time, we did see some market weakness during the spring of 2012 when investors' concerns about European sovereign-debt problems resurfaced -- concerns that were accompanied by anxiety related to some weaker-than-expected U.S. economic reports.

Q. What were the main factors that influenced the Portfolio's benchmark-relative performance during the six months ended June 30, 2012?

A: The Portfolio's returns slightly underperformed the return of the BofA ML
   High Yield Master II Index, the Portfolio's primary benchmark, during the period. Portfolio underweights in banking, services and technology detracted from benchmark-relative performance within the fixed-income segment, while stock selection in technology also dampened relative performance. The Portfolio's allocation to convertible securities had a neutral impact on benchmark-relative performance, but security selection within the convertibles area was a negative, as positive returns within the health care space were offset by the underperformance of the Portfolio's technology holdings.

   On the positive side, the Portfolio's security selection within fixed income helped relative performance, especially in consumer cyclicals, health care and telecom services. Underweighting basic industries, energy and utilities helped overall performance, as did the Portfolio's allocation to equities. Stock selection in the materials sector was particularly positive for the Portfolio's absolute returns during the six-month period.

A Word About Risk:

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: Which individual Portfolio holdings detracted the most from benchmark-relative performance during the six months ended June 30, 2012, and which holdings contributed the most to relative performance?

A: Portfolio holdings of the convertible securities of biopharmaceutical companies Amarin and Vertex rose during the period, on the strength of positive data reports about the firms' new drugs. The Portfolio's common stock holdings of chemical company Georgia Gulf also appreciated after the company received an unsolicited offer to be acquired (subsequently, the offer was rescinded). Lower natural gas prices during the period also helped Georgia Gulf, and the Portfolio's holdings of the common stock of chemical company LyondellBasell Industries. The convertible securities of WESCO, an industrial parts distributor, contributed further to the Portfolio's relative performance, as the securities rose due to WESCO's better-than-expected earnings announcement.

   On the down side, convertibles issued by Navistar International, a heavy truck manufacturer, hurt the Portfolio's performance when the securities declined in value due to a weaker-than-expected earnings announcement and a negative court ruling regarding certification by the Environmental Protection Agency (EPA) of Navistar's new engine technology. Another detractor holding in the Portfolio during the period was the common stock of computer hardware firm OCZ Technology, which declined after the company missed its earnings targets. The Portfolio's performance also was hurt by owning the bonds of coal companies Xinergy and Arch Coal, which struggled during the period due to weak coal prices resulting from weaker demand, as natural gas prices dropped. Lastly, an earnings disappointment hurt the Portfolio's holdings of the bonds of New Enterprise Stone, a Pennsylvania-based cement manufacturer.

Q: What is your outlook?

A: We believe the U.S. economy will experience moderate growth of around 2% through the end of 2012, consistent with slow recoveries from balance-sheet-caused recessions.

   We believe that the high-yield market currently offers advantages over other fixed-income asset classes, as low default rates and the strong balance sheets of companies issuing high-yield securities should help to support the performance of the asset class.

   Our near- to medium-term concerns include the ongoing European sovereign-debt problems, which could trigger a worse-than-expected recession in the region, and uncertainty surrounding the November U.S. presidential election as well as the ongoing, heated negotiations in Washington over the budget and tax policy.

   Please refer to the Schedule of Investments on pages 6 to 22 for a full listing of Portfolio securities.

   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (b)     Ratings                                                                      Value
                                          CONVERTIBLE CORPORATE BONDS - 20.1%
                                          Energy - 2.6%
                                          Oil & Gas Equipment & Services - 0.6%
   406,000                  B+/NR         Exterran Holdings, Inc., 4.25%, 6/15/14                  $   392,298
    73,000                  B-/NR         Newpark Resources, Inc., 4.0%, 10/1/17                        69,076
                                                                                                   -----------
                                                                                                   $   461,374
                                                                                                   -----------
                                          Oil & Gas Exploration & Production - 0.8%
   452,000                  BB-/Ba3       Chesapeake Energy Corp., 2.5%, 5/15/37                   $   387,025
   133,000                  BB-/Ba3       Chesapeake Energy Corp., 2.5%, 5/15/37                       110,390
   100,000                  NR/NR         Stone Energy Corp., 1.75%, 3/1/17 (144A)                      92,000
                                                                                                   -----------
                                                                                                   $   589,415
                                                                                                   -----------
                                          Oil & Gas Storage & Transportation - 0.2%
   200,000                  NR/NR         Golar LNG, Ltd., 3.75%, 3/7/17                           $   187,394
                                                                                                   -----------
                                          Coal & Consumable Fuels - 1.0%
   830,000                  BB-/NR        Alpha Appalachia Holdings, Inc., 3.25%, 8/1/15           $   715,875
   150,000                  CCC-/B2       James River Coal Co., 3.125%, 3/15/18                         42,188
                                                                                                   -----------
                                                                                                   $   758,063
                                                                                                   -----------
                                          Total Energy                                             $ 1,996,246
                                                                                                   -----------
                                          Materials - 0.3%
                                          Steel - 0.3%
   205,000                  BB+/NR        Steel Dynamics, Inc., 5.125%, 6/15/14                    $   214,225
                                                                                                   -----------
                                          Total Materials                                          $   214,225
                                                                                                   -----------
                                          Capital Goods - 3.4%
                                          Electrical Components & Equipment - 1.3%
   459,000                  B/B2          General Cable Corp., 4.5%, 11/15/29 (Step)               $   446,951
   445,000                  BBB-/Baa3     Roper Industries, Inc., 0.0%, 1/15/34 (Step) (d)             545,681
                                                                                                   -----------
                                                                                                   $   992,632
                                                                                                   -----------
                                          Construction & Farm Machinery & Heavy Trucks - 0.9%
   115,000                  NR/NR         Greenbrier Companies, Inc., 3.5%, 4/1/18                 $   101,344
   630,000                  B-/NR         Navistar International Corp., 3.0%, 10/15/14                 587,475
                                                                                                   -----------
                                                                                                   $   688,819
                                                                                                   -----------
                                          Trading Companies & Distributors - 1.2%
   420,000                  B/NR          WESCO International, Inc., 6.0%, 9/15/29                 $   906,150
                                                                                                   -----------
                                          Total Capital Goods                                      $ 2,587,601
                                                                                                   -----------
                                          Transportation - 0.2%
                                          Airlines - 0.2%
   120,000                  B-/B3         Continental Airlines, Inc., 4.5%, 1/15/15                $   175,950
                                                                                                   -----------
                                          Total Transportation                                     $   175,950
                                                                                                   -----------
                                          Automobiles & Components - 1.0%
                                          Automobile Manufacturers - 1.0%
   526,000                  BB+/Baa3      Ford Motor Co., 4.25%, 11/15/16                          $   731,140
                                                                                                   -----------
                                          Total Automobiles & Components                           $   731,140
                                                                                                   -----------
                                          Consumer Durables & Apparel - 0.2%
                                          Homebuilding - 0.2%
   109,000                  B+/B2         Lennar Corp., 2.75%, 12/15/20 (144A)                     $   167,996
                                                                                                   -----------
                                          Total Consumer Durables & Apparel                        $   167,996
                                                                                                   -----------


6     The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (b)     Ratings                                                                        Value
                                          Food, Beverage & Tobacco - 0.3%
                                          Tobacco - 0.3%
   265,000                  CCC+/Caa2     Alliance One International, Inc., 5.5%, 7/15/14            $   253,406
                                                                                                     -----------
                                          Total Food, Beverage & Tobacco                             $   253,406
                                                                                                     -----------
                                          Health Care Equipment & Services - 1.9%
                                          Health Care Equipment - 0.9%
   460,000                  B+/NR         Hologic, Inc., 2.0%, 12/15/37 (Step)                       $   484,150
   170,000                  NR/NR         NuVasive, Inc., 2.75%, 7/1/17                                  167,662
                                                                                                     -----------
                                                                                                     $   651,812
                                                                                                     -----------
                                          Health Care Supplies - 0.5%
   400,000                  B-/NR         Alere, Inc., 3.0%, 5/15/16                                 $   359,000
                                                                                                     -----------
                                          Health Care Technology - 0.5%
   350,000                  NR/NR         WebMD Health Corp., 2.25%, 3/31/16                         $   326,512
    96,000                  NR/NR         WebMD Health Corp., 2.5%, 1/31/18                               80,640
                                                                                                     -----------
                                                                                                     $   407,152
                                                                                                     -----------
                                          Total Health Care Equipment & Services                     $ 1,417,964
                                                                                                     -----------
                                          Pharmaceuticals, Biotechnology & Life Sciences - 3.0%
                                          Biotechnology - 2.5%
   265,000                  NR/NR         Corsicanto, Ltd., 3.5%, 1/15/32 (144A)                     $   477,994
   345,000                  NR/NR         Cubist Pharmaceuticals, Inc., 2.5%, 11/1/17                    496,369
   250,000                  NR/NR         PDL BioPharma, Inc., 3.75%, 5/1/15                             270,000
   535,000                  NR/NR         Vertex Pharmaceuticals, Inc., 3.35%, 10/1/15                   698,844
                                                                                                     -----------
                                                                                                     $ 1,943,207
                                                                                                     -----------
                                          Pharmaceuticals - 0.5%
   200,000                  NR/NR         Medicis Pharmaceutical Corp., 1.375%, 6/1/17               $   198,250
   165,000                  NR/NR         Salix Pharmaceuticals, Ltd., 1.5%, 3/15/19 (144A)              176,550
                                                                                                     -----------
                                                                                                     $   374,800
                                                                                                     -----------
                                          Total Pharmaceuticals, Biotechnology & Life Sciences       $ 2,318,007
                                                                                                     -----------
                                          Diversified Financials - 0.3%
                                          Consumer Finance - 0.2%
   175,000                  B+/NR         DFC Global Corp., 3.25%, 4/15/17 (144A)                    $   185,652
                                                                                                     -----------
                                          Asset Management & Custody Banks - 0.1%
    55,000                  BBB/NR        Apollo Investment Corp., 5.75%, 1/15/16                    $    54,038
                                                                                                     -----------
                                          Total Diversified Financials                               $   239,690
                                                                                                     -----------
                                          Real Estate - 0.3%
                                          Specialized REITs - 0.3%
   155,000                  BB+/NR        Host Hotels & Resorts LP, 2.5%, 10/15/29 (144A)            $   200,919
                                                                                                     -----------
                                          Total Real Estate                                          $   200,919
                                                                                                     -----------
                                          Software & Services - 2.6%
                                          Internet Software & Services - 0.6%
   250,000                  B/NR          Equinix, Inc., 3.0%, 10/15/14                              $   421,875
                                                                                                     -----------
                                          Application Software - 1.7%
   360,000                  NR/NR         Mentor Graphics Corp., 4.0%, 4/1/31                        $   383,850
   100,000                  BB-/NR        Nuance Communications, Inc., 2.75%, 11/1/31 (144A)             110,375
   600,000                  BB-/NR        Nuance Communications, Inc., 2.75%, 8/15/27                    827,250
                                                                                                     -----------
                                                                                                     $ 1,321,475
                                                                                                     -----------


The accompanying notes are an integral part of these financial statements.     7

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                               S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (b)     Ratings                                                                      Value
                                          Systems Software - 0.3%
   270,000                  NR/NR         Rovi Corp., 2.625%, 2/15/40                              $   259,875
                                                                                                   -----------
                                          Total Software & Services                                $ 2,003,225
                                                                                                   -----------
                                          Technology Hardware & Equipment - 1.2%
                                          Communications Equipment - 0.3%
   180,000                  NR/NR         InterDigital, Inc., Pennsylvania, 2.5%, 3/15/16          $   174,825
                                                                                                   -----------
                                          Computer Storage & Peripherals - 0.2%
   145,000                  BB/NR         SanDisk Corp., 1.5%, 8/15/17                             $   149,169
                                                                                                   -----------
                                          Electronic Components - 0.7%
   310,000                  BB+/NR        Vishay Intertechnology, Inc., 2.25%, 5/15/41 (144A)      $   222,038
   350,000                  BB+/NR        Vishay Intertechnology, Inc., 2.25%, 6/1/42 (144A)           328,580
                                                                                                   -----------
                                                                                                   $   550,618
                                                                                                   -----------
                                          Total Technology Hardware & Equipment                    $   874,612
                                                                                                   -----------
                                          Semiconductors & Semiconductor Equipment - 2.2%
                                          Semiconductor Equipment - 0.5%
   146,000                  BBB-/Baa1     Lam Research Corp., 1.25%, 5/15/18                       $   143,992
   225,000                  NR/NR         Novellus Systems, Inc., 2.625%, 5/15/41                      276,469
                                                                                                   -----------
                                                                                                   $   420,461
                                                                                                   -----------
                                          Semiconductors - 1.7%
   628,000                  BB/NR         ON Semiconductor Corp., 2.625%, 12/15/26                 $   646,055
   710,000                  NR/NR         SunPower Corp., 4.75%, 4/15/14                               633,675
                                                                                                   -----------
                                                                                                   $ 1,279,730
                                                                                                   -----------
                                          Total Semiconductors & Semiconductor Equipment           $ 1,700,191
                                                                                                   -----------
                                          Telecommunication Services - 0.6%
                                          Integrated Telecommunication Services - 0.6%
   209,000                  NR/NR         MasTec, Inc., 4.0%, 6/15/14                              $   251,322
   160,000                  NR/NR         MasTec, Inc., 4.25%, 12/15/14                                197,400
                                                                                                   -----------
                                                                                                   $   448,722
                                                                                                   -----------
                                          Total Telecommunication Services                         $   448,722
                                                                                                   -----------
                                          TOTAL CONVERTIBLE CORPORATE BONDS
                                          (Cost $13,198,157)                                       $15,329,894
                                                                                                   -----------
                                          PREFERRED STOCKS - 0.4%
                                          Consumer Services - 0.0%
                                          Hotels, Resorts & Cruise Lines - 0.0%
       500                  NR/NR         Perseus Holding Corp., 14.0%, 4/15/14 (144A)             $     8,750
                                                                                                   -----------
                                          Total Consumer Services                                  $     8,750
                                                                                                   -----------
                                          Diversified Financials - 0.4%
                                          Other Diversified Financial Services - 0.4%
    10,350     8.12         CCC+/B3       GMAC Capital Trust I, Floating Rate Note, 2/15/40        $   248,918
                                                                                                   -----------
                                          Total Diversified Financials                             $   248,918
                                                                                                   -----------
                                          TOTAL PREFERRED STOCKS
                                          (Cost $255,149)                                          $   257,668
                                                                                                   -----------


8     The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (b)     Ratings                                                                            Value
                                          CONVERTIBLE PREFERRED STOCKS - 3.9%
                                          Energy - 0.7%
                                          Oil & Gas Exploration & Production - 0.7%
    13,170                  NR/NR         Petroquest Energy, Inc., 6.875%, 12/31/99 (Perpetual)          $   447,780
     1,054                  CCC/NR        SandRidge Energy, Inc., 7.0%, 12/31/99 (Perpetual)                 108,826
                                                                                                         -----------
                                                                                                         $   556,606
                                                                                                         -----------
                                          Total Energy                                                   $   556,606
                                                                                                         -----------
                                          Capital Goods - 0.3%
                                          Electrical Components & Equipment - 0.3%
     2,000                  NR/NR         General Cable Corp., 5.75%, 11/24/13                           $   259,250
                                                                                                         -----------
                                          Total Capital Goods                                            $   259,250
                                                                                                         -----------
                                          Automobiles & Components - 0.2%
                                          Tires & Rubber - 0.2%
     4,050                  NR/NR         The Goodyear Tire & Rubber Co., 5.875%, 4/1/14                 $   174,960
                                                                                                         -----------
                                          Total Automobiles & Components                                 $   174,960
                                                                                                         -----------
                                          Health Care Equipment & Services - 0.8%
                                          Health Care Supplies - 0.8%
     2,797                  CCC+/NR       Alere, Inc., 3.0%, 12/31/99 (Perpetual)                        $   578,979
                                                                                                         -----------
                                          Total Health Care Equipment & Services                         $   578,979
                                                                                                         -----------
                                          Real Estate - 1.9%
                                          Real Estate Operating Companies - 1.9%
    26,900                  CCC+/Caa2     Forest City Enterprises, Inc., 7.0%, 12/31/99 (Perpetual)      $ 1,424,019
                                                                                                         -----------
                                          Total Real Estate                                              $ 1,424,019
                                                                                                         -----------
                                          TOTAL CONVERTIBLE PREFERRED STOCKS
                                          (Cost $3,690,010)                                              $ 2,993,814
                                                                                                         -----------

    Shares
                                          COMMON STOCKS - 12.4%
                                          Energy - 0.6%
                                          Oil & Gas Drilling - 0.2%
    33,020                                Hercules Offshore, Inc. *                                      $   116,891
     1,700                                Transocean, Ltd.                                                    76,041
                                                                                                         -----------
                                                                                                         $   192,932
                                                                                                         -----------
                                          Oil & Gas Exploration & Production - 0.2%
     5,400                                Marathon Oil Corp.                                             $   138,078
                                                                                                         -----------
                                          Oil & Gas Refining & Marketing - 0.2%
     2,700                                Marathon Petroleum Corp. *                                     $   121,284
                                                                                                         -----------
                                          Total Energy                                                   $   452,294
                                                                                                         -----------
                                          Materials - 3.4%
                                          Commodity Chemicals - 0.9%
    25,962                                Georgia Gulf Corp.                                             $   666,445
                                                                                                         -----------
                                          Diversified Chemicals - 1.3%
    25,016                                LyondellBasell Industries NV                                   $ 1,007,394
                                                                                                         -----------
                                          Metal & Glass Containers - 0.3%
    12,500                                Owens-Illinois, Inc. *                                         $   239,625
                                                                                                         -----------


The accompanying notes are an integral part of these financial statements.     9

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                              S&P/
              Floating     Moody's
   Shares     Rate (d)     Ratings                                                                    Value
                                       Diversified Metals & Mining - 0.9%
  168,152                              Blaze Recycling & Metals LLC (Class A) Units * (e)       $    75,668
   14,658                              Freeport-McMoRan Copper & Gold, Inc.                         499,398
   88,500                              Polymet Mining Corp. *                                        74,340
                                                                                                -----------
                                                                                                $   649,406
                                                                                                -----------
                                       Total Materials                                          $ 2,562,870
                                                                                                -----------
                                       Capital Goods - 3.2%
                                       Aerospace & Defense - 1.3%
    8,979                              BE Aerospace, Inc. *                                     $   392,023
   13,178                              DigitalGlobe, Inc. *                                         199,778
    5,245                              Exelis, Inc.                                                  51,716
    6,962                              GeoEye, Inc. *                                               107,772
    2,622                              ITT Corp.                                                     46,147
   12,790                              Orbital Sciences Corp. *                                     165,247
                                                                                                -----------
                                                                                                $   962,683
                                                                                                -----------
                                       Building Products - 0.3%
    4,652                              Lennox International, Inc.                               $   216,923
                                                                                                -----------
                                       Electrical Components & Equipment - 0.9%
    6,350                              Cooper Industries Plc                                    $   432,943
   10,000                              General Cable Corp. *                                        259,400
                                                                                                -----------
                                                                                                $   692,343
                                                                                                -----------
                                       Construction & Farm Machinery & Heavy Trucks - 0.2%
   15,596                              Commercial Vehicle Group, Inc. *                         $   134,438
                                                                                                -----------
                                       Industrial Machinery - 0.5%
    3,415                              ESCO Technologies, Inc.                                  $   124,443
    4,579                              Kennametal, Inc.                                             151,794
    5,245                              Xylem, Inc.                                                  132,017
                                                                                                -----------
                                                                                                $   408,254
                                                                                                -----------
                                       Total Capital Goods                                      $ 2,414,641
                                                                                                -----------
                                       Transportation - 0.4%
                                       Marine - 0.4%
  161,006                              Horizon Lines, Inc. *                                    $   302,691
                                                                                                -----------
                                       Total Transportation                                     $   302,691
                                                                                                -----------
                                       Consumer Services - 0.9%
                                       Casinos & Gaming - 0.1%
    2,490                              WMS Industries, Inc. *                                   $    49,676
                                                                                                -----------
                                       Restaurants - 0.5%
    6,921                              Starbucks Corp.                                          $   369,028
                                                                                                -----------
                                       Specialized Consumer Services - 0.3%
   19,028                              Service Corp. International                              $   235,376
                                                                                                -----------
                                       Total Consumer Services                                  $   654,080
                                                                                                -----------
                                       Food, Beverage & Tobacco - 0.2%
                                       Tobacco - 0.2%
   36,185                              Alliance One International, Inc. *                       $   125,200
                                                                                                -----------
                                       Total Food, Beverage & Tobacco                           $   125,200
                                                                                                -----------


10    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             S&P/
             Floating     Moody's
  Shares     Rate (d)     Ratings                                                                      Value
                                      Health Care Equipment & Services - 0.6%
                                      Health Care Supplies - 0.1%
   2,700                              Alere, Inc. *                                              $    52,488
                                                                                                 -----------
                                      Managed Health Care - 0.5%
   1,600                              Aetna, Inc.                                                $    62,032
   4,200                              Cigna Corp.                                                    184,800
   2,940                              UnitedHealth Group, Inc.                                       171,990
                                                                                                 -----------
                                                                                                 $   418,822
                                                                                                 -----------
                                      Total Health Care Equipment & Services                     $   471,310
                                                                                                 -----------
                                      Pharmaceuticals, Biotechnology & Life Sciences - 1.5%
                                      Life Sciences Tools & Services - 1.5%
   3,615                              Bio-Rad Laboratories, Inc. *                               $   361,536
   8,230                              Thermo Fisher Scientific, Inc.                                 427,219
   4,215                              Waters Corp. *                                                 334,966
                                                                                                 -----------
                                                                                                 $ 1,123,721
                                                                                                 -----------
                                      Total Pharmaceuticals, Biotechnology & Life Sciences       $ 1,123,721
                                                                                                 -----------
                                      Diversified Financials - 0.0%
                                      Asset Management & Custody Banks - 0.0%
   1,679                              Legg Mason, Inc.                                           $    44,275
                                                                                                 -----------
                                      Total Diversified Financials                               $    44,275
                                                                                                 -----------
                                      Software & Services - 0.0%
                                      Data Processing & Outsourced Services - 0.0%
     952                              Perseus Holdings, Ltd. *                                   $     2,380
                                                                                                 -----------
                                      Total Software & Services                                  $     2,380
                                                                                                 -----------
                                      Technology Hardware & Equipment - 1.3%
                                      Communications Equipment - 0.0%
   3,480                              Research In Motion, Ltd. *                                 $    25,717
                                                                                                 -----------
                                      Computer Storage & Peripherals - 0.2%
  26,530                              OCZ Technology Group, Inc. *                               $   140,609
                                                                                                 -----------
                                      Electronic Equipment Manufacturers - 0.4%
   7,667                              Itron, Inc. *                                              $   316,187
                                                                                                 -----------
                                      Electronic Manufacturing Services - 0.3%
   7,500                              TE Connectivity, Ltd.                                      $   239,325
                                                                                                 -----------
                                      Technology Distributors - 0.4%
   2,500                              Arrow Electronics, Inc. *                                  $    82,025
  12,500                              Ingram Micro, Inc. *                                           218,375
                                                                                                 -----------
                                                                                                 $   300,400
                                                                                                 -----------
                                      Total Technology Hardware & Equipment                      $ 1,022,238
                                                                                                 -----------
                                      Telecommunication Services - 0.3%
                                      Integrated Telecommunication Services - 0.3%
  25,476                              Windstream Corp.                                           $   246,098
                                                                                                 -----------
                                      Total Telecommunication Services                           $   246,098
                                                                                                 -----------
                                      TOTAL COMMON STOCKS
                                      (Cost $7,690,970)                                          $ 9,421,798
                                                                                                 -----------


The accompanying notes are an integral part of these financial statements.    11

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                               S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (b)     Ratings                                                                                Value
                                         ASSET BACKED SECURITIES - 0.1%
                                         Banks - 0.1%
                                         Thrifts & Mortgage Finance - 0.1%
    80,000     0.70         CCC/B2       Bear Stearns Asset Backed Securities Trust, Floating Rate Note,
                                         1/25/47                                                             $    28,748
    22,822                  BBB/NR       Mid-State Trust, 7.0%, 12/15/45 (144A)                                   23,663
                                                                                                             -----------
                                                                                                             $    52,411
                                                                                                             -----------
                                         Total Banks                                                         $    52,411
                                                                                                             -----------
                                         TOTAL ASSET BACKED SECURITIES
                                         (Cost $60,378)                                                      $    52,411
                                                                                                             -----------
                                         COLLATERALIZED MORTGAGE OBLIGATIONS - 0.7%
                                         Banks - 0.6%
                                         Thrifts & Mortgage Finance - 0.6%
   450,000                  BB/B1        Timberstar Trust, 7.53%, 10/15/36 (144A)                            $   463,140
                                                                                                             -----------
                                         Total Banks                                                         $   463,140
                                                                                                             -----------
                                         Diversified Financials - 0.1%
                                         Other Diversified Financial Services - 0.1%
    28,138                  AAA/NR       RALI Trust, 6.0%, 10/25/34                                          $    28,348
                                                                                                             -----------
                                         Total Diversified Financials                                        $    28,348
                                                                                                             -----------
                                         TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                         (Cost $482,327)                                                     $   491,488
                                                                                                             -----------
                                         CORPORATE BONDS - 53.5%
                                         Energy - 11.0%
                                         Oil & Gas Drilling - 1.5%
   350,000                  BB/Ba3       Atwood Oceanics, Inc., 6.5%, 2/1/20                                 $   365,750
   345,000                  B-/B3        Offshore Group Investments, Ltd., 11.5%, 8/1/15                         374,325
   140,000                  B-/B3        Offshore Group Investments, Ltd., 11.5%, 8/1/15 (144A)                  151,900
   220,000                  B+/B3        Pioneer Drilling Co., 9.875%, 3/15/18 (144A)                            231,000
                                                                                                             -----------
                                                                                                             $ 1,122,975
                                                                                                             -----------
                                         Oil & Gas Equipment & Services - 0.5%
   101,000                  B+/B1        American Petroleum Tankers Parent LLC, 10.25%, 5/1/15               $   105,292
   255,000                  B/B3         Expro Finance Luxembourg SCA, 8.5%, 12/15/16 (144A)                     244,162
    75,000                  CCC/Caa2     Green Field Energy Services, Inc., 13.0%, 11/15/16 (144A)                64,500
                                                                                                             -----------
                                                                                                             $   413,954
                                                                                                             -----------
                                         Oil & Gas Exploration & Production - 7.4%
   520,000                  B/B3         Carrizo Oil & Gas, Inc., 8.625%, 10/15/18                           $   543,400
   100,000                  B-/B3        Chaparral Energy, Inc., 7.625%, 11/15/22 (144A)                         101,250
   245,000                  BB-/Ba3      Chesapeake Energy Corp., 6.775%, 3/15/19                                238,875
   100,000                  BB+/Ba1      Cimarex Energy Co., 5.875%, 5/1/22                                      103,875
   160,000                  B-/B3        Comstock Resources, Inc., 7.75%, 4/1/19                                 147,200
   400,000                  B/B2         EP Energy LLC, 9.375%, 5/1/20 (144A)                                    414,500
   355,000                  B-/Caa1      Kodiak Oil & Gas Corp., 8.125%, 12/1/19 (144A)                          365,650
   100,000                  B-/B3        Laredo Petroleum, Inc., 7.375%, 5/1/22 (144A)                           104,000
   400,000                  B/B2         Linn Energy LLC, 6.25%, 11/1/19 (144A)                                  392,000
   535,000                  B-/Caa1      Northern Oil and Gas, Inc., 8.0%, 6/1/20 (144A)                         532,325
    80,000                  B/B3         Oasis Petroleum, Inc., 6.5%, 11/1/21                                     79,200
   190,000                  B/B3         Penn Virginia Corp., 7.25%, 4/15/19                                     156,750


12    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (b)     Ratings                                                                                Value
                                          Oil & Gas Exploration & Production - (continued)
    95,000                  CCC+/Caa1     PetroBakken Energy, Ltd., 8.625%, 2/1/20 (144A)                    $    94,525
   450,000                  BB-/B1        Plains Exploration & Production Co., 6.125%, 6/15/19                   452,250
   350,000                  B-/B3         Resolute Energy Corp., 8.5%, 5/1/20 (144A)                             347,375
   225,000                  B/B1          Samson Investment Co., 9.75%, 2/15/20 (144A)                           223,875
   240,000                  B/B3          SandRidge Energy, Inc., 8.0%, 6/1/18 (144A)                            243,000
    85,000                  BB/B1         SM Energy Co., 6.5%, 11/15/21                                           86,488
   870,000                  B+/B3         Swift Energy Co., 7.875%, 3/1/22                                       874,350
   100,000                  B-/Caa1       Vanguard Natural Resources LLC, 7.875%, 4/1/20                         100,000
                                                                                                             -----------
                                                                                                             $ 5,600,888
                                                                                                             -----------
                                          Oil & Gas Storage & Transportation - 0.7%
   405,000     7.00         BB+/Baa3      Enterprise Products Operating LLC, Floating Rate Note, 6/1/67      $   405,000
   150,000                  BB-/B1        Holly Energy Partners LP, 6.5%, 3/1/20 (144A)                          151,125
                                                                                                             -----------
                                                                                                             $   556,125
                                                                                                             -----------
                                          Coal & Consumable Fuels - 0.9%
    50,000                  B-/B3         Arch Coal, Inc., 7.0%, 6/15/19                                     $    42,250
   350,000                  B-/B3         Arch Coal, Inc., 7.25%, 6/15/21                                        293,125
   350,000                  B/B2          Penn Virginia Resource Partners LP, 8.375%, 6/1/20 (144A)              355,250
                                                                                                             -----------
                                                                                                             $   690,625
                                                                                                             -----------
                                          Total Energy                                                       $ 8,384,567
                                                                                                             -----------
                                          Materials - 7.8%
                                          Commodity Chemicals - 2.5%
   300,000                  CCC+/B3       Hexion US Finance Corp., 8.875%, 2/1/18                            $   306,000
 1,415,000                  BB/Ba2        NOVA Chemicals Corp., 7.875%, 9/15/25                                1,433,337
   200,000                  BB/B1         Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                              202,000
                                                                                                             -----------
                                                                                                             $ 1,941,337
                                                                                                             -----------
                                          Diversified Chemicals - 1.0%
   225,000                  B+/B1         Ineos Finance Plc, 9.0%, 5/15/15 (144A)                            $   237,375
   535,000                  BB+/Ba2       LyondellBasell Industries NV, 5.0%, 4/15/19 (144A)                     561,081
                                                                                                             -----------
                                                                                                             $   798,456
                                                                                                             -----------
                                          Construction Materials - 0.4%
   220,000                  CC/Caa3       AGY Holding Corp., 11.0%, 11/15/14                                 $    97,900
   190,000                  B-/Caa2       Texas Industries, Inc., 9.25%, 8/15/20                                 190,000
                                                                                                             -----------
                                                                                                             $   287,900
                                                                                                             -----------
                                          Metal & Glass Containers - 1.1%
   765,000                  BB-/B1        Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                      $   810,900
                                                                                                             -----------
                                          Paper Packaging - 0.4%
   285,000                  B/B3          Packaging Dynamics Corp., 8.75%, 2/1/16 (144A)                     $   299,250
                                                                                                             -----------
                                          Aluminum - 0.3%
   200,000                  BB-/Ba3       Kaiser Aluminum Corp., 8.25%, 6/1/20 (144A)                        $   204,000
       988                  B-/B3         Noranda Aluminum Acquisition Corp., 4.73%, 5/15/15 (PIK)                   944
                                                                                                             -----------
                                                                                                             $   204,944
                                                                                                             -----------
                                          Diversified Metals & Mining - 0.3%
   250,000                  B/B3          Global Brass and Copper, Inc., 9.5%, 6/1/19 (144A)                 $   250,625
                                                                                                             -----------
                                          Gold - 0.2%
   150,000                  BB-/B2        New Gold, Inc., 7.0%, 4/15/20 (144A)                               $   154,500
                                                                                                             -----------


The accompanying notes are an integral part of these financial statements.    13

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                               S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (b)     Ratings                                                                            Value
                                          Steel - 1.4%
   250,000                  B+/B3         AM Castle & Co., 12.75%, 12/15/16 (144A)                       $   267,500
   755,000                  CCC-/Caa2     Essar Steel Algoma, Inc., 9.875%, 6/15/15 (144A)                   639,862
   130,000                  B/B3          JMC Steel Group, 8.25%, 3/15/18 (144A)                             129,025
                                                                                                         -----------
                                                                                                         $ 1,036,387
                                                                                                         -----------
                                          Forest Products - 0.2%
   235,000                  B-/B3         Millar Western Forest Products, Ltd., 8.5%, 4/1/21             $   179,775
                                                                                                         -----------
                                          Total Materials                                                $ 5,964,074
                                                                                                         -----------
                                          Capital Goods - 6.5%
                                          Aerospace & Defense - 0.4%
   383,000                  B-/B2         DynCorp International, Inc., 10.375%, 7/1/17                   $   327,465
                                                                                                         -----------
                                          Building Products - 0.5%
   350,000                  BB+/Ba3       Building Materials Corp. of America, 6.75%, 5/1/21 (144A)      $   374,500
                                                                                                         -----------
                                          Construction & Engineering - 0.3%
   345,000                  CCC-/Caa3     New Enterprise Stone & Lime Co, Inc., 11.0%, 9/1/18            $   218,212
                                                                                                         -----------
                                          Electrical Components & Equipment - 2.3%
   350,000                  B/B3          Coleman Cable, Inc., 9.0%, 2/15/18                             $   360,500
   235,000                  B+/Ba3        General Cable Corp., 7.125%, 4/1/17                                240,875
 1,100,000                  B/B1          WESCO Distribution, Inc., 7.5%, 10/15/17                         1,124,750
                                                                                                         -----------
                                                                                                         $ 1,726,125
                                                                                                         -----------
                                          Industrial Conglomerates - 0.6%
   240,000                  B/B2          JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)                 $   240,000
   200,000                  CCC+/B3       Park-Ohio Industries, Inc., 8.125%, 4/1/21                         204,500
                                                                                                         -----------
                                                                                                         $   444,500
                                                                                                         -----------
                                          Construction & Farm Machinery & Heavy Trucks - 0.6%
   270,000                  B+/B1         Navistar International Corp., 8.25%, 11/1/21                   $   258,862
   185,000                  BB-/B2        Terex Corp., 6.5%, 4/1/20                                          187,312
                                                                                                         -----------
                                                                                                         $   446,174
                                                                                                         -----------
                                          Industrial Machinery - 1.3%
   250,000                  B+/B1         Mcron Finance Sub LLC, 8.375%, 5/15/19 (144A)                  $   247,500
   560,000                  CCC+/Caa2     Mueller Water Products, Inc., 7.375%, 6/1/17                       560,000
   235,000                  B/B3          Xerium Technologies, Inc., 8.875%, 6/15/18                         185,062
                                                                                                         -----------
                                                                                                         $   992,562
                                                                                                         -----------
                                          Trading Companies & Distributors - 0.5%
   100,000                  BB+/Ba3       Aircastle, Ltd., 7.625%, 4/15/20                               $   101,500
    85,000                  B/B3          UR Merger Sub Corp., 7.375%, 5/15/20 (144A)                         88,825
   210,000                  B/B3          UR Merger Sub Corp., 7.625%, 4/15/22 (144A)                        219,975
                                                                                                         -----------
                                                                                                         $   410,300
                                                                                                         -----------
                                          Total Capital Goods                                            $ 4,939,838
                                                                                                         -----------
                                          Commercial Services & Supplies - 0.4%
                                          Diversified Support Services - 0.4%
   200,000                  B/B3          ADS Tactical, Inc., 11.0%, 4/1/18 (144A)                       $   204,000
   100,000                  B+/B1         Iron Mountain, Inc., 7.75%, 10/1/19                                108,000
                                                                                                         -----------
                                                                                                         $   312,000
                                                                                                         -----------
                                          Total Commercial Services & Supplies                           $   312,000
                                                                                                         -----------


14    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (b)     Ratings                                                                                    Value
                                          Transportation - 0.7%
                                          Air Freight & Logistics - 0.4%
   100,000                  B-/Caa1       CEVA Group Plc, 11.5%, 4/1/18 (144A)                                   $    91,500
   210,000                  B-/B3         CEVA Group Plc, 11.625%, 10/1/16 (144A)                                    218,925
                                                                                                                 -----------
                                                                                                                 $   310,425
                                                                                                                 -----------
                                          Airlines - 0.1%
    59,508                  BB+/Ba2       Continental Airlines 1997-4 Class B Pass Through Trust,
                                          6.9%, 1/2/17                                                           $    59,508
                                                                                                                 -----------
                                          Airport Services - 0.2%
   150,000                  B/B2          Aguila 3 SA, 7.875%, 1/31/18 (144A)                                    $   154,500
                                                                                                                 -----------
                                          Total Transportation                                                   $   524,433
                                                                                                                 -----------
                                          Automobiles & Components - 0.8%
                                          Auto Parts & Equipment - 0.3%
   200,000                  B+/B2         Pittsburgh Glass Works LLC, 8.5%, 4/15/16 (144A)                       $   184,000
                                                                                                                 -----------
                                          Tires & Rubber - 0.1%
    85,000                  B+/B1         The Goodyear Tire & Rubber Co., 7.0%, 5/15/22                          $    84,894
                                                                                                                 -----------
                                          Automobile Manufacturers - 0.4%
   115,000                  B/B2          Chrysler Group LLC, 8.0%, 6/15/19                                      $   118,162
   200,000                  B/B2          Chrysler Group LLC, 8.25%, 6/15/21                                         205,500
                                                                                                                 -----------
                                                                                                                 $   323,662
                                                                                                                 -----------
                                          Total Automobiles & Components                                         $   592,556
                                                                                                                 -----------
                                          Consumer Durables & Apparel - 3.1%
                                          Homebuilding - 0.9%
   365,000                  CCC/Caa3      Beazer Homes USA, Inc., 9.125%, 6/15/18                                $   322,112
   200,000                  B/B2          KB Home, 8.0%, 3/15/20                                                     204,000
   115,000                  B+/B1         Meritage Homes Corp., 7.0%, 4/1/22 (144A)                                  118,450
                                                                                                                 -----------
                                                                                                                 $   644,562
                                                                                                                 -----------
                                          Housewares & Specialties - 2.2%
   225,000                  B-/Caa1       Reynolds Group Issuer, Inc., 8.5%, 2/15/21 (Step) (144A)               $   213,750
   350,000                  B-/Caa1       Reynolds Group Issuer, Inc., 8.5%, 5/15/18 (144A)                          343,000
   135,000                  B-/Caa1       Reynolds Group Issuer, Inc., 9.875%, 8/15/19 (144A)                        140,062
   685,000                  CCC+/B3       Yankee Candle Co., Inc., 9.75%, 2/15/17                                    710,688
   285,000                  CCC+/Caa1     YCC Holdings LLC, 10.25%, 2/15/16 (PIK)                                    289,988
                                                                                                                 -----------
                                                                                                                 $ 1,697,488
                                                                                                                 -----------
                                          Total Consumer Durables & Apparel                                      $ 2,342,050
                                                                                                                 -----------
                                          Consumer Services - 0.4%
                                          Casinos & Gaming - 0.1%
 1,335,000                  NR/WR         Mashantucket Western Pequot Tribe, 8.5%, 11/15/15 (144A) (c)           $   106,800
                                                                                                                 -----------
                                          Restaurants - 0.1%
   150,000                  CCC+/Caa1     Burger King Capital Holdings LLC, 0.0%, 4/15/19 (Step) (144A) (d)      $   117,938
                                                                                                                 -----------
                                          Education Services - 0.2%
   130,000                  CCC+/B2       Cambium Learning Group, Inc., 9.75%, 2/15/17                           $   118,950
                                                                                                                 -----------
                                          Total Consumer Services                                                $   343,688
                                                                                                                 -----------


The accompanying notes are an integral part of these financial statements.    15

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                               S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (b)     Ratings                                                                                    Value
                                          Media - 2.4%
                                          Broadcasting - 2.4%
   250,000                  BB-/B1        CCO Holdings LLC, 6.5%, 4/30/21                                        $   266,250
   373,653                  CCC+/Caa3     Intelsat Luxembourg SA, 11.5%, 2/4/17                                      385,797
   340,000                  CCC+/Caa3     Intelsat Luxembourg SA, 11.5%, 2/4/17 (144A) (PIK)                         351,050
   140,000                  B-/B3         Telesat Canada, 12.5%, 11/1/17                                             156,100
   685,000                  B+/B2         Univision Communications, Inc., 6.875%, 5/15/19 (144A)                     705,550
                                                                                                                 -----------
                                                                                                                 $ 1,864,747
                                                                                                                 -----------
                                          Total Media                                                            $ 1,864,747
                                                                                                                 -----------
                                          Retailing - 0.8%
                                          Apparel Retail - 0.3%
   200,000                  B/B3          Brown Shoe Co., Inc., 7.125%, 5/15/19                                  $   196,750
                                                                                                                 -----------
                                          Specialty Stores - 0.5%
   395,000                  BB+/Ba3       Sally Holdings LLC, 5.75%, 6/1/22                                      $   413,269
                                                                                                                 -----------
                                          Total Retailing                                                        $   610,019
                                                                                                                 -----------
                                          Food, Beverage & Tobacco - 1.6%
                                          Distillers & Vintners - 0.2%
   100,000                  BB+/Ba1       Constellation Brands, Inc., 6.0%, 5/1/22                               $   107,500
                                                                                                                 -----------
                                          Packaged Foods & Meats - 0.4%
   310,000                  B-/Caa1       Pilgrim's Pride Corp., 7.875%, 12/15/18                                $   314,262
                                                                                                                 -----------
                                          Tobacco - 1.0%
   770,000                  B/B3          Alliance One International, Inc., 10.0%, 7/15/16                       $   771,925
                                                                                                                 -----------
                                          Total Food, Beverage & Tobacco                                         $ 1,193,687
                                                                                                                 -----------
                                          Household & Personal Products - 0.1%
                                          Personal Products - 0.1%
    75,000                  CCC+/Caa1     Monitronics International, Inc., 9.125%, 4/1/20 (144A)                 $    72,000
                                                                                                                 -----------
                                          Total Household & Personal Products                                    $    72,000
                                                                                                                 -----------
                                          Health Care Equipment & Services - 5.8%
                                          Health Care Equipment - 0.4%
   300,000                  B+/B2         Physio-Control International, Inc., 9.875%, 1/15/19 (144A)             $   319,500
                                                                                                                 -----------
                                          Health Care Services - 1.6%
   325,000                  CCC/Caa2      Gentiva Health Services, Inc., 11.5%, 9/1/18                           $   282,750
   410,000                  CCC+/Caa1     Surgical Care Affiliates, Inc., 10.0%, 7/15/17 (144A)                      411,025
   518,225                  CCC+/B3       Surgical Care Affiliates, Inc., 8.875%, 7/15/15 (144A) (PIK)               524,703
                                                                                                                 -----------
                                                                                                                 $ 1,218,478
                                                                                                                 -----------
                                          Health Care Facilities - 3.4%
   100,000                  B+/B1         Aviv Healthcare Properties LP, 7.75%, 2/15/19                          $   103,000
   350,000                  B/B3          Capella Healthcare, Inc., 9.25%, 7/1/17                                    362,250
   650,000                  B/B3          CHS, 8.0%, 11/15/19                                                        692,250
   450,000                  B-/B3         Kindred Healthcare, Inc., 8.25%, 6/1/19                                    417,375
   405,000                  BB-/B1        Tenet Healthcare Corp., 6.25%, 11/1/18                                     428,288
   100,000                  CCC+/NR       United Surgical Partners International, Inc., 9.0%, 4/1/20 (144A)          106,000
   330,000                  B-/B3         Vanguard Health Holding Co. II LLC, 7.75%, 2/1/19 (144A)                   333,300
   125,000                  B-/B3         Vanguard Health Holding Co. II LLC, 7.75%, 2/1/19                          126,250
     8,000                  CCC+/Caa1     Vanguard Health Systems, Inc., 0.0%, 2/1/16 (d)                              5,320
                                                                                                                 -----------
                                                                                                                 $ 2,574,033
                                                                                                                 -----------


16    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                    Value
                                    Managed Health Care - 0.4%
   255,000              BB+/Ba2     AMERIGROUP Corp., 7.5%, 11/15/19                                         $   274,125
                                                                                                             -----------
                                    Total Health Care Equipment & Services                                   $ 4,386,136
                                                                                                             -----------
                                    Pharmaceuticals, Biotechnology & Life Sciences - 0.6%
                                    Biotechnology - 0.5%
   393,000              B+/Caa2     Lantheus Medical Imaging, Inc., 9.75%, 5/15/17                           $   349,770
                                                                                                             -----------
                                    Life Sciences Tools & Services - 0.1%
    70,165   9.50       B/Caa1      Catalent Pharma Solutions, Inc., Floating Rate Note, 4/15/15             $    71,831
                                                                                                             -----------
                                    Total Pharmaceuticals, Biotechnology & Life Sciences                     $   421,601
                                                                                                             -----------
                                    Diversified Financials - 0.6%
                                    Other Diversified Financial Services - 0.3%
   195,000              B+/B2       National Money Mart Co., 10.375%, 12/15/16                               $   214,988
                                                                                                             -----------
                                    Asset Management & Custody Banks - 0.3%
   200,000              BB+/Ba1     Neuberger Berman Group LLC, 5.875%, 3/15/22 (144A)                       $   209,000
                                                                                                             -----------
                                    Total Diversified Financials                                             $   423,988
                                                                                                             -----------
                                    Insurance - 2.5%
                                    Insurance Brokers - 1.4%
   630,000              CCC/Caa2    Alliant Holdings I, Inc., 11.0%, 5/1/15 (144A)                           $   653,625
   290,000              CCC+/Caa2   HUB International Holdings, Inc., 10.25%, 6/15/15 (144A)                     295,438
   150,000   4.34       CCC/Caa1    USI Holdings Corp., Floating Rate Note, 11/15/14 (144A)                      139,125
                                                                                                             -----------
                                                                                                             $ 1,088,188
                                                                                                             -----------
                                    Multi-line Insurance - 0.8%
   625,000   7.00       BB/Baa3     Liberty Mutual Group, Inc., Floating Rate Note, 3/15/37 (144A)           $   556,250
                                                                                                             -----------
                                    Reinsurance - 0.3%
   250,000   5.75       BB/NR       Foundation Re III, Ltd., Floating Rate Note, 2/3/14 (Cat Bond) (144A)    $   243,875
                                                                                                             -----------
                                    Total Insurance                                                          $ 1,888,313
                                                                                                             -----------
                                    Real Estate - 1.0%
                                    Diversified REITs - 0.4%
   375,000              B+/Ba3      CNL Lifestyle Properties, Inc., 7.25%, 4/15/19                           $   345,000
                                                                                                             -----------
                                    Real Estate Operating Companies - 0.6%
   410,000              B-/B3       Forest City Enterprises, Inc., 6.5%, 2/1/17                              $   392,575
    60,000              B-/B3       Forest City Enterprises, Inc., 7.625%, 6/1/15                                 59,550
                                                                                                             -----------
                                                                                                             $   452,125
                                                                                                             -----------
                                    Total Real Estate                                                        $   797,125
                                                                                                             -----------
                                    Software & Services - 1.1%
                                    Data Processing & Outsourced Services - 0.3%
    89,000              B-/Caa1     First Data Corp., 12.625%, 1/15/21                                       $    89,111
    50,000              B+/B1       First Data Corp., 7.375%, 6/15/19 (144A)                                      51,000
    89,000              B-/Caa1     First Data Corp., 8.25%, 1/15/21 (144A)                                       89,000
                                                                                                             -----------
                                                                                                             $   229,111
                                                                                                             -----------
                                    Application Software - 0.4%
   327,000              B/Caa1      Allen Systems Group, Inc., 10.5%, 11/15/16 (144A)                        $   268,140
                                                                                                             -----------


The accompanying notes are an integral part of these financial statements.    17

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                               S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (b)     Ratings                                                                           Value
                                        Systems Software - 0.4%
   396,947                  NR/NR       Pegasus Solutions, Inc., 13.0%, 4/15/14 (144A) (PIK)            $   337,405
                                                                                                        -----------
                                        Total Software & Services                                       $   834,656
                                                                                                        -----------
                                        Technology Hardware & Equipment - 0.4%
                                        Communications Equipment - 0.0%
         0                  B/B3        CommScope, Inc., 8.25%, 1/15/19 (144A)                          $         0
                                                                                                        -----------
                                        Electronic Equipment Manufacturers - 0.4%
   325,000                  BB-/B2      Viasystems, Inc., 7.875%, 5/1/19 (144A)                         $   325,000
                                                                                                        -----------
                                        Total Technology Hardware & Equipment                           $   325,000
                                                                                                        -----------
                                        Telecommunication Services - 4.4%
                                        Alternative Carriers - 0.6%
   425,000                  BB-/WR      PAETEC Holding Corp., 8.875%, 6/30/17                           $   457,938
                                                                                                        -----------
                                        Integrated Telecommunication Services - 3.5%
   250,000                  B/B1        Cincinnati Bell, Inc., 8.25%, 10/15/17                          $   260,000
   480,000                  B/B1        Cincinnati Bell, Inc., 8.375%, 10/15/20                             489,600
   731,000                  BB/Ba2      Frontier Communications Corp., 8.75%, 4/15/22                       767,550
   200,000                  BB/Ba2      Frontier Communications Corp., 9.25%, 7/1/21                        215,000
   405,000                  B+/NR       Windstream Corp., 7.5%, 6/1/22                                      417,150
   500,000                  B+/Ba3      Windstream Corp., 7.75%, 10/15/20                                   530,000
                                                                                                        -----------
                                                                                                        $ 2,679,300
                                                                                                        -----------
                                        Wireless Telecommunication Services - 0.3%
   225,000                  B/B3        Intelsat Jackson Holdings SA, 7.25%, 4/1/19                     $   236,250
                                                                                                        -----------
                                        Total Telecommunication Services                                $ 3,373,488
                                                                                                        -----------
                                        Utilities - 1.5%
                                        Electric Utilities - 0.2%
   450,000                  CC/Caa3     Texas Competitive Electric Holdings Co. LLC, 15.0%, 4/1/21      $   153,000
                                                                                                        -----------
                                        Independent Power Producers & Energy Traders - 1.3%
   465,000                  BB-/Ba3     Intergen NV, 9.0%, 6/30/17 (144A)                               $   455,700
   555,000                  BB-/B1      NRG Energy, Inc., 7.625%, 5/15/19                                   561,938
                                                                                                        -----------
                                                                                                        $ 1,017,638
                                                                                                        -----------
                                        Total Utilities                                                 $ 1,170,638
                                                                                                        -----------
                                        TOTAL CORPORATE BONDS
                                        (Cost $41,910,597)                                              $40,764,604
                                                                                                        -----------
                                        SENIOR FLOATING RATE LOAN INTERESTS - 5.7%**
                                        Energy - 0.1%
                                        Oil & Gas Equipment & Services - 0.1%
    78,045     6.25         B/B2        FTS International Services LLC, Term Loan, 5/6/16               $    71,552
                                                                                                        -----------
                                        Total Energy                                                    $    71,552
                                                                                                        -----------
                                        Automobiles & Components - 0.8%
                                        Auto Parts & Equipment - 0.3%
   247,495     7.00         B+/B2       HHI Holdings LLC, Term Loan, 3/9/17                             $   248,732
                                                                                                        -----------
                                        Automobile Manufacturers - 0.5%
   386,100     6.00         BB/Ba2      Chrysler Group LLC, Tranche B Term Loan, 4/28/17                $   389,454
                                                                                                        -----------
                                        Total Automobiles & Components                                  $   638,186
                                                                                                        -----------


18    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (b)     Ratings                                                                              Value
                                        Consumer Durables & Apparel - 0.1%
                                        Housewares & Specialties - 0.1%
    69,825     5.25         B+/B1       Yankee Candle Co., Inc., Initial Term Loan, 3/2/19                 $    69,636
                                                                                                           -----------
                                        Total Consumer Durables & Apparel                                  $    69,636
                                                                                                           -----------
                                        Consumer Services - 0.5%
                                        Restaurants - 0.2%
   164,588     6.50         B+/NR       Landry's, Inc., B Term Loan, 3/22/18                               $   164,450
                                                                                                           -----------
                                        Specialized Consumer Services - 0.3%
   189,525     5.50         B/Ba3       Ascent Capital Group, Inc., Term Loan, 3/6/18                      $   189,407
                                                                                                           -----------
                                        Total Consumer Services                                            $   353,857
                                                                                                           -----------
                                        Media - 0.5%
                                        Broadcasting - 0.1%
    50,000     4.50         B+/B2       Univision Communications, Inc., Extended First-Lien Term Loan,
                                        3/29/17                                                            $    47,234
                                                                                                           -----------
                                        Cable & Satellite - 0.4%
   350,613     6.74         B/B1        WideOpenWest LLC, Series A New Term Loan, 6/18/14                  $   349,518
                                                                                                           -----------
                                        Total Media                                                        $   396,752
                                                                                                           -----------
                                        Food, Beverage & Tobacco - 0.6%
                                        Packaged Foods & Meats - 0.6%
   492,500     7.00         B+/B1       Pierre Foods, Inc., Loan (First Lien), 9/30/16                     $   494,655
                                                                                                           -----------
                                        Total Food, Beverage & Tobacco                                     $   494,655
                                                                                                           -----------
                                        Health Care Equipment & Services - 0.9%
                                        Health Care Services - 0.6%
   339,224     6.50         B/B1        Gentiva Health Services, Inc., Term B1 Term Loan, 2/22/16          $   306,149
   180,556     8.75         BB-/Ba1     Sun Healthcare Group, Inc., Term Loan, 10/18/16                        179,766
                                                                                                           -----------
                                                                                                           $   485,915
                                                                                                           -----------
                                        Health Care Technology - 0.3%
    25,510     7.75         B/NR        Physician Oncology Services LP, Delayed Draw Term Loan,
                                        1/31/17                                                            $    25,383
   209,980     7.75         B/B2        Physician Oncology Services LP, Effective Date Term Loan,
                                        2/10/17                                                                208,930
                                                                                                           -----------
                                                                                                           $   234,313
                                                                                                           -----------
                                        Total Health Care Equipment & Services                             $   720,228
                                                                                                           -----------
                                        Diversified Financials - 0.2%
                                        Other Diversified Financial Services - 0.2%
   123,674     5.25         NR/Ba2      WorldPay, Facility B2A Term Loan, 8/6/17                           $   123,713
                                                                                                           -----------
                                        Consumer Finance - 0.0%
    50,000     5.50         CCC+/B3     Springleaf Finance Corp., Initial Loan, 5/28/17                    $    47,214
                                                                                                           -----------
                                        Total Diversified Financials                                       $   170,927
                                                                                                           -----------
                                        Insurance - 0.7%
                                        Insurance Brokers - 0.5%
   267,455     6.75         B+/B1       HUB International Holdings, Inc., 2017 Additional Term Loan
                                        (Extended), 12/13/17                                               $   268,959
    97,250     7.00         B/B1        USI Holdings Corp., Series C New Term Loan, 5/5/14                      97,006
                                                                                                           -----------
                                                                                                           $   365,965
                                                                                                           -----------


The accompanying notes are an integral part of these financial statements.    19

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                               S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (b)     Ratings                                                                              Value
                                        Multi-Line Insurance - 0.2%
   115,000     5.75         B+/Ba2      AmWINS Group, Inc., 1st Lien Term Loan, 5/7/19                     $   115,000
                                                                                                           -----------
                                        Total Insurance                                                    $   480,965
                                                                                                           -----------
                                        Software & Services - 0.2%
                                        Application Software - 0.2%
    74,813     8.00         B/Ba3       Expert Global Solutions, Inc., Term B Advance (First Lien),
                                        3/13/18                                                            $    74,532
    49,748     5.25         B+/B1       Vertafore, Inc., Term Loan (First Lien), 7/31/16                        49,592
                                                                                                           -----------
                                                                                                           $   124,124
                                                                                                           -----------
                                        Total Software & Services                                          $   124,124
                                                                                                           -----------
                                        Technology Hardware & Equipment - 0.3%
                                        Electronic Components - 0.3%
   215,135     2.49         BB+/Ba2     Flextronics Semiconductor, Ltd., A Closing Date Loan, 10/1/14      $   211,236
    19,819     2.50         BB+/Ba2     Flextronics Semiconductor, Ltd., A-1-A Delayed Draw Loan,
                                        10/1/14                                                                 19,460
                                                                                                           -----------
                                                                                                           $   230,696
                                                                                                           -----------
                                        Total Technology Hardware & Equipment                              $   230,696
                                                                                                           -----------
                                        Semiconductors & Semiconductor Equipment - 0.3%
                                        Semiconductor Equipment - 0.3%
   221,164     5.75         BB-/B1      Aeroflex, Inc., Tranche B Term Loan, 4/25/18                       $   213,976
                                                                                                           -----------
                                        Total Semiconductors & Semiconductor Equipment                     $   213,976
                                                                                                           -----------
                                        Telecommunication Services - 0.1%
                                        Wireless Telecommunication Services - 0.1%
   110,000     3.24         B/B3        Intelsat Jackson Holdings SA, Term Loan (Unsecured), 2/1/14        $   107,690
                                                                                                           -----------
                                        Total Telecommunication Services                                   $   107,690
                                                                                                           -----------
                                        Utilities - 0.4%
                                        Electric Utilities - 0.4%
   478,222     4.74         CCC/B2      Texas Competitive Electric Holdings Co. LLC, 2017 Term Loan
                                        (Extending), 10/10/17                                              $   286,887
                                                                                                           -----------
                                        Total Utilities                                                    $   286,887
                                                                                                           -----------
                                        TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                        (Cost $4,460,535)                                                  $ 4,360,131
                                                                                                           -----------

    Shares
                                        RIGHTS / WARRANTS - 0.0%
                                        Energy - 0.0%
                                        Oil & Gas Equipment & Services - 0.0%
        75                              Green Field Energy Services, Inc. (144A)                           $     1,575
                                                                                                           -----------
                                        Total Energy                                                       $     1,575
                                                                                                           -----------
                                        TOTAL RIGHTS / WARRANTS
                                        (Cost $3,000)                                                      $     1,575
                                                                                                           -----------


20    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  S&P/
    Principal     Floating     Moody's
   Amount ($)     Rate (d)     Ratings                                                                           Value
                                        TEMPORARY CASH INVESTMENTS - 0.7%
                                        Repurchase Agreement - 0.7%
      560,000                  NR/Aaa   DeutscheBank AG, 0.2%, dated 6/29/12, repurchase price of
                                        $560,000 plus accrued interest on 7/2/12 collateralized by the following:
                                        $17,118 U.S. Treasury Bond, 2.0-3.375%, 11/15/26-4/15/32
                                        $554,082 U.S. Treasury Strip, 0.0-2.625%, 8/5/12-2/15/42           $   560,000
                                                                                                           -----------
                                        TOTAL TEMPORARY CASH INVESTMENTS
                                        (Cost $560,000)                                                    $   560,000
                                                                                                           -----------
                                        TOTAL INVESTMENT IN SECURITIES - 97.5%                             $74,233,383
                                                                                                           -----------
                                        (Cost $72,311,122) (a)
                                        OTHER ASSETS & LIABILITIES - 2.5%                                  $ 1,931,990
                                                                                                           -----------
                                        TOTAL NET ASSETS - 100.0%                                          $76,165,373
                                                                                                           ===========

     Notional                           Swap Counterparty/                                                  Unrealized
Principal ($)                           Referenced Obligation                                                     Gain
                                        CREDIT DEFAULT SWAP AGREEMENTS
      990,000                           JPMorgan Chase & Co., Index: Markit CDX.NA.HY.18, 5.0%,
                                        6/20/17                                                            $    31,636
                                                                                                           -----------
                                        TOTAL CREDIT DEFAULT SWAP AGREEMENTS
                                        (Cost $925,031)                                                    $    31,636
                                                                                                           ===========

*           Non-income producing security.
NR          Not rated by either S&P or Moody's.
WR          Withdrawn rating.
PIK         Represents a pay-in-kind security.
REIT        Real Estate Investment Trust
(Cat Bond)  Catastrophe Bond.
(Perpetual) Security with no stated maturity date.
(Step)      Bond issued with an initial coupon rate which converts to a higher rate at a later date.
(144A)      Security is exempt from registration under Rule 144A of the
            Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2012, the value of these securities amounted to $18,931,298 or 24.9% of total net assets.
**          Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United
            States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.
(a)         At June 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $72,669,248 was as follows:

              Aggregate gross unrealized gain for all investments in which there is
                an excess of value over tax cost                                          $ 7,062,498
              Aggregate gross unrealized loss for all investments in which there is
                an excess of tax cost over value                                           (5,498,363)
                                                                                          -----------
      Net unrealized gain                                                                 $ 1,564,135
                                                                                          ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.
(c)         Security is in default and is non-income producing.
(d) Security issued with a zero coupon. Income is recognized through accretion of discount.
(e) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2012 aggregated $19,761,151 and $15,090,473, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level
3. See Notes to Financial Statements -- Note 1A.


The accompanying notes are an integral part of these financial statements.    21

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

The following is a summary of the inputs used as of June 30, 2012, in valuing the Portfolio's assets:

                                              Level 1          Level 2        Level 3        Total
   Convertible Corporate Bonds              $        --      $15,329,894      $    --     $15,329,894
   Preferred Stocks                             248,918            8,750           --         257,668
   Convertible Preferred Stocks               1,201,719        1,792,095           --       2,993,814
   Common Stocks                              9,343,750            2,380       75,668       9,421,798
   Asset Backed Securities                           --           52,411           --          52,411
   Collateralized Mortgage Obligations               --          491,488           --         491,488
   Corporate Bonds                                   --       40,764,604           --      40,764,604
   Senior Floating Rate Loan Interests               --        4,360,131           --       4,360,131
   Rights/Warrants                                   --            1,575           --           1,575
   Repurchase Agreements                             --          560,000           --         560,000
                                            -----------      -----------      -------     -----------
   Total                                    $10,794,387      $63,363,328      $75,668     $74,233,383
                                            ===========      ===========      =======     ===========
   Other Financial Instruments*             $        --      $    30,124      $    --     $    30,124
                                            ===========      ===========      =======     ===========

* Other financial instruments include credit default swaps.

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

                                                           Common      Corporate
                                                           Stocks        Bonds          Total
   Balance as of 12/31/11                                 $110,980     $ 150,979      $ 261,959
   Realized gain (loss)(1)                                      --      (344,059)      (344,059)
   Change in unrealized appreciation (depreciation)(2)     (31,266)      330,277        299,011
   Net purchases (sales)                                        --      (288,244)      (288,244)
   Transfers in and out of Level 3*                         (4,046)      151,047        147,001
                                                          --------     ---------      ---------
   Balance as of 6/30/12                                  $ 75,668     $      --      $  75,668
                                                          ========     =========      =========

1 Realized gain (loss) on these securities is included in the net realized gain
  (loss) on investments in the Statement of Operations.
2 Change in unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.
* Transfers are calculated on the beginning of period values.

   Net change in unrealized appreciation (depreciation) on investments
     still held as of 6/30/12                                                          $(35,312)
                                                                                       ========


22    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Six Months
                                                                 Ended
                                                                6/30/12         Year Ended
                                                             (Consolidated)      12/31/11
                                                              (unaudited)     (Consolidated)
Class I
Net asset value, beginning of period                            $  9.92           $ 10.64
                                                                -------           -------
Increase (decrease) from investment operations:
 Net investment income                                          $  0.26           $  0.59
 Net realized and unrealized gain (loss) on investments            0.42             (0.75)
                                                                -------           -------
  Net increase (decrease) from investment operations            $  0.68           $ (0.16)
Distributions to shareowners:
 Net investment income                                            (0.28)            (0.56)
 Net realized gain                                                (0.40)               --
                                                                -------           -------
  Net increase (decrease) in net asset value                    $    --           $ (0.72)
                                                                -------           -------
Net asset value, end of period                                  $  9.92           $  9.92
                                                                =======           =======
Total return*                                                      6.96%            (1.68)%
Ratio of net expenses to average net assets+                       0.80%**           0.82%
Ratio of net investment income to average net assets+              5.29%**           5.47%
Portfolio turnover rate                                              41%**             43%
Net assets, end of period (in thousands)                        $64,945           $58,084
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                      0.80%**           0.82%
 Net investment income                                             5.29%**           5.47%

                                                              Year Ended  Year Ended   Year Ended   Year Ended
                                                               12/31/10    12/31/09     12/31/08     12/31/07
Class I
Net asset value, beginning of period                            $  9.53     $  6.46      $ 11.05     $ 11.01
                                                                -------     -------      -------     -------
Increase (decrease) from investment operations:
 Net investment income                                          $  0.59     $  0.61      $  0.67     $  0.61
 Net realized and unrealized gain (loss) on investments            1.07        3.10        (4.36)       0.04
                                                                -------     -------      -------     -------
  Net increase (decrease) from investment operations            $  1.66     $  3.71      $ (3.69)    $  0.65
Distributions to shareowners:
 Net investment income                                            (0.55)      (0.64)       (0.67)      (0.60)
 Net realized gain                                                   --          --        (0.23)      (0.01)
                                                                -------     -------      -------     -------
  Net increase (decrease) in net asset value                    $  1.11     $  3.07      $ (4.59)    $  0.04
                                                                -------     -------      -------     -------
Net asset value, end of period                                  $ 10.64     $  9.53      $  6.46     $ 11.05
                                                                =======     =======      =======     =======
Total return*                                                     18.04%      60.49%      (35.43)%      5.95%
Ratio of net expenses to average net assets+                       0.81%       0.80%        0.83%       0.75%
Ratio of net investment income to average net assets+              5.98%       7.58%        7.00%       5.37%
Portfolio turnover rate                                              33%         41%          36%         55%
Net assets, end of period (in thousands)                        $71,180     $73,517      $43,923     $74,308
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                      0.81%       0.80%        0.83%       0.75%
 Net investment income                                             5.98%       7.58%        7.00%       5.37%

+     Ratios assuming no reduction for fees paid indirectly.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.    23

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Six Months
                                                                 Ended
                                                                6/30/12         Year Ended
                                                             (Consolidated)      12/31/11
                                                              (unaudited)     (Consolidated)
Class II
Net asset value, beginning of period                            $  9.88           $ 10.61
                                                                -------           --------
Increase (decrease) from investment operations:
 Net investment income                                          $  0.28           $  0.55
 Net realized and unrealized gain (loss) on investments            0.38             (0.75)
                                                                -------           --------
  Net increase (decrease) from investment operations            $  0.66           $ (0.20)
Distributions to shareowners:
 Net investment income                                            (0.27)            (0.53)
 Net realized gain                                                (0.40)               --
                                                                -------           -------
  Net increase (decrease) in net asset value                    $ (0.01)          $ (0.73)
                                                                -------           -------
Net asset value, end of period                                  $  9.87           $  9.88
                                                                =======           =======
Total return*                                                      6.85%            (2.04)%
Ratio of net expenses to average net assets+                       1.05%**           1.07%
Ratio of net investment income to average net assets+              5.00%**           5.18%
Portfolio turnover rate                                              41%**             43%
Net assets, end of period (in thousands)                        $11,221           $14,696
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                      1.05%**           1.07%
 Net investment income                                             5.00%**           5.18%

                                                              Year Ended   Year Ended   Year Ended   Year Ended
                                                               12/31/10     12/31/09     12/31/08     12/31/07
Class II
Net asset value, beginning of period                            $  9.51      $ 6.45      $ 11.04      $ 11.01
                                                                -------      ------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                          $  0.54      $ 0.61      $  0.65      $  0.57
 Net realized and unrealized gain (loss) on investments            1.08        3.07        (4.36)        0.04
                                                                -------      ------      -------      -------
  Net increase (decrease) from investment operations            $  1.62      $ 3.68      $ (3.71)     $  0.61
Distributions to shareowners:
 Net investment income                                            (0.52)      (0.62)       (0.65)       (0.57)
 Net realized gain                                                   --          --        (0.23)       (0.01)
                                                                -------      ------      -------      -------
  Net increase (decrease) in net asset value                    $  1.10      $ 3.06      $ (4.59)     $  0.03
                                                                -------      ------      -------      -------
Net asset value, end of period                                  $ 10.61      $ 9.51      $  6.45      $ 11.04
                                                                =======      ======      =======      =======
Total return*                                                     17.67%      60.03%      (35.63)%       5.59%
Ratio of net expenses to average net assets+                       1.04%       1.05%        1.08%        1.00%
Ratio of net investment income to average net assets+              5.67%       7.24%        6.65%        5.12%
Portfolio turnover rate                                              33%         41%          36%          55%
Net assets, end of period (in thousands)                        $15,582      $65,631     $ 33,797     $57,286
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                      1.04%       1.05%        1.08%        1.00%
 Net investment income                                             5.67%       7.24%        6.65%        5.12%

+     Ratios assuming no reduction for fees paid indirectly.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


24    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost $72,311,122)               $74,233,383
 Cash                                                          355,528
 Receivables --
   Investment securities sold                                  630,914
   Portfolio shares sold                                        57,716
   Dividends and interest                                      998,010
 Unrealized appreciation on credit default swaps                31,636
 Other                                                          29,802
                                                           -----------
  Total assets                                             $76,336,989
                                                           -----------
LIABILITIES:
 Payables --
   Portfolio shares repurchased                            $    72,883
 Credit default swaps, premiums received                        64,969
 Due to affiliates                                               5,929
 Accrued expenses                                               27,835
                                                           -----------
  Total liabilities                                        $   171,616
                                                           -----------
NET ASSETS:
 Paid-in capital                                           $71,744,551
 Undistributed net investment income                           540,502
 Accumulated net realized gain on investments                1,926,423
 Net unrealized gain on investments                          1,922,261
 Net unrealized gain on credit default swaps                    31,636
                                                           -----------
  Total net assets                                         $76,165,373
                                                           ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $64,944,753/6,548,786 shares)           $      9.92
                                                           ===========
 Class II (based on $11,220,620/1,136,331 shares)          $      9.87
                                                           ===========


The accompanying notes are an integral part of these financial statements.    25

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/12

INVESTMENT INCOME:
 Interest                                                                               $2,172,572
 Dividends (net of foreign taxes withheld of $2,443)                                       167,946
 Income from securities loaned, net                                                            501
                                                                                        ----------
   Total investment income                                                                              $ 2,341,019
                                                                                                        -----------
EXPENSES:
 Management fees                                                                        $  253,228
 Transfer agent fees
   Class I                                                                                     747
   Class II                                                                                    747
 Distribution fees
   Class II                                                                                 19,467
 Administrative reimbursements                                                              11,197
 Custodian fees                                                                              7,802
 Professional fees                                                                          26,876
 Printing expense                                                                            6,928
 Fees and expenses of nonaffiliated Trustees                                                 3,603
 Miscellaneous                                                                               2,913
                                                                                        ----------
   Total expenses                                                                                       $   333,508
                                                                                                        -----------
     Net investment income                                                                              $ 2,007,511
                                                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND
FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) on:
   Investments                                                                          $2,139,100
   Credit default swaps                                                                   (116,917)
   Forward foreign currency contracts and other assets and liabilities denominated
     in foreign currencies                                                                    (101)     $ 2,022,082
                                                                                        ----------      -----------
 Change in net unrealized gain on:
   Investments                                                                          $  789,910
   Credit default swaps                                                                     23,053      $   812,963
                                                                                        ----------      -----------
 Net gain on investments                                                                                $ 2,835,045
                                                                                                        -----------
 Net increase in net assets resulting from operations                                                   $ 4,842,556
                                                                                                        ===========


26    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            Six Months
                                                                                              Ended
                                                                                              6/30/12           Year Ended
                                                                                            (unaudited)          12/31/11
FROM OPERATIONS:
Net investment income                                                                       $  2,007,511       $  4,416,858
Net realized gain on investments, swaps and foreign currency transactions                      2,022,082          4,273,080
Change in net unrealized gain (loss) on investments and foreign currency transactions            812,963         (9,488,923)
                                                                                            ------------       ------------
  Net increase (decrease) in net assets resulting from operations                           $  4,842,556       $   (798,985)
                                                                                            ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.28 and $0.56 per share, respectively)                                         $ (1,702,566)      $ (3,565,239)
  Class II ($0.27 and $0.53 per share, respectively)                                            (401,426)          (715,720)
Net realized gain:
  Class I ($0.40 and $0.00 per share, respectively)                                           (2,584,745)                --
  Class II ($0.40 and $0.00 per share, respectively)                                            (443,501)                --
                                                                                            ------------       ------------
    Total distributions to shareowners                                                      $ (5,132,238)      $ (4,280,959)
                                                                                            ------------       ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                            $ 16,369,530       $ 49,877,114
Reinvestment of distributions                                                                  5,125,012          4,280,959
Cost of shares repurchased                                                                   (17,818,714)       (63,060,620)
                                                                                            ------------       ------------
  Net increase (decrease) in net assets resulting from
    Portfolio share transactions                                                            $  3,675,828       $ (8,902,547)
                                                                                            ------------       ------------
  Net increase (decrease) in net assets                                                     $  3,386,146       $(13,982,491)
NET ASSETS:
Beginning of period                                                                           72,779,227         86,761,718
                                                                                            ------------       ------------
End of period                                                                               $ 76,165,373       $ 72,779,227
                                                                                            ============       ============
Undistributed net investment income                                                         $    540,502       $    636,983
                                                                                            ============       ============

                                     '12 Shares       '12 Amount
                                     (unaudited)      (unaudited)         '11 Shares        '11 Amount
CLASS I
Shares sold                             998,005       $ 10,409,425         1,516,056       $ 16,105,984
Reinvestment of distributions           426,626          4,279,324           338,682          3,565,239
Less shares repurchased                (731,473)        (7,482,740)       (2,688,994)       (28,672,473)
                                       --------       ------------        ----------       ------------
  Net increase (decrease)               693,158       $  7,206,009          (834,256)      $ (9,001,250)
                                     ==========       ============        ==========       ============
CLASS II
Shares sold                             573,764       $  5,960,105         3,276,286       $ 33,771,130
Reinvestment of distributions            84,171            845,688            68,484            715,720
Less shares repurchased              (1,008,324)       (10,335,974)       (3,326,904)       (34,388,147)
                                     ----------       ------------        ----------       ------------
  Net increase (decrease)              (350,389)      $ (3,530,181)           17,866       $     98,703
                                     ==========       ============        ==========       ============


The accompanying notes are an integral part of these financial statements.    27

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer High Yield VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturities of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data.

   Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   At June 30, 2012, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.1% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The Portfolio had no outstanding portfolio or settlement hedges during the six months ended June 30, 2012.

D. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions payable will be determined at the end of the Portfolio's taxable year. The tax character of distributions paid during the year ended December 31, 2011 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2011, were as follows:

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------
                                                  2011
------------------------------------------------------------
     Distributions paid from:
     Ordinary income                         $4,280,959
                                             ----------
         Total distributions                 $4,280,959
                                             ==========
     Distributable Earnings:
     Undistributed ordinary income           $  900,335
     Undistributed long-term gain             3,027,361
     Net unrealized gain                        782,808
                                             ----------
         Total                               $4,710,504
                                             ==========

------------------------------------------------------------

   The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, interest accruals on preferred stocks, adjustments relating to catastrophe bonds, interest on defaulted bonds and credit default swaps.

E. Portfolio Shares and Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $109,364 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2012. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
   Note 4). Class I shares do not pay distribution fees.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

   Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F. Risks
   The Portfolio invests in below investment grade (high yield) debt securities and in preferred and common stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities. In addition, the Portfolio may have concentrations in certain asset types, which may subject the Portfolio to additional risks. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G. Securities Lending
   The Portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At June 30, 2012, the Portfolio had no securities on loan.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

I. Credit Default Swap Agreements
   A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Portfolio may buy or sell credit default swap contracts to increase the Portfolio's income, to add leverage to the Portfolio or to hedge the risk of default on portfolio securities. As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

   When the Portfolio enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Portfolio, as the protection seller, is recorded as a liability in the Portfolio's records. An upfront payment made by the Portfolio, as the protection buyer, is recorded as an asset in the Portfolio's records. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses.

   The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

   Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

   During the six months ended June 30, 2012, the average notional value of credit default swap contracts held by the Portfolio was $1,128,571. Credit default swap contracts outstanding at period end are listed at the end of the Portfolio's schedule of investments.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% of the Portfolio's average daily net assets over $1 billion.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,463 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2012.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $239 in transfer agent fees payable to PIMSS at June 30, 2012.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $227 in distribution fees payable to PFD at June 30, 2012.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

5. Basis for Consolidation of the Financial Statements
The consolidated financial statements of the Portfolio include the accounts of Blaze Holding VICHYDF, Inc., the "Subsidiary", which is a wholly-owned subsidiary acting as an investment vehicle for the Portfolio. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary, a Delaware corporation, was incorporated on February 10, 2011 and is wholly-owned and controlled by the Portfolio. It is intended that the Portfolio will remain the sole shareholder of, and will continue to control, the Subsidiary. The Subsidiary acts as an investment vehicle for the Portfolio's interest in Blaze Recycling and Metals LLC, Class A Units. As of June 30, 2012, the Subsidiary represented $75,668 or approximately 0.1% of the net assets of the Portfolio.

6. Additional Disclosures about Derivative Instruments and Hedging Activities:
Values of derivative instruments as of June 30, 2012 were as follows:

-------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments
Under Accounting                   Asset Derivatives 2012              Liabilities Derivatives 2012
Standards Codification      ----------------------------------     ------------------------------------
(ASC) 815                   Balance Sheet Location      Value      Balance Sheet Location     Value
-------------------------------------------------------------------------------------------------------
 Credit default swaps*      Receivables                $31,636     Payables                    $--
-------------------------------------------------------------------------------------------------------
 Total                                                 $31,636

-------------------------------------------------------------------------------------------------------

* Represents the unrealized appreciation on credit default swaps.

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 was as follows:

------------------------------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments                                                                                          Change in Unrealized
Under Accounting                         Location of Gain or (Loss)                    Realized Gain or        Gain or (Loss)
Standards Codification                         on Derivatives                       (Loss) on Derivatives      on Derivatives
(ASC) 815                                   Recognized in Income                     Recognized in Income   Recognized in Income
------------------------------------------------------------------------------------------------------------------------------
 Credit default swaps    Net realized gain (loss) on credit default swaps                   $(116,917)
 Credit default swaps    Change in unrealized gain (loss) on credit default swaps                                  $23,053

------------------------------------------------------------------------------------------------------------------------------

[LOGO] PIONEER
       Investments(R)

Pioneer High Yield VCT Portfolio

Officers                                               Trustees
John F. Cogan, Jr., President*                         Thomas J. Perna, Chairman
Daniel K. Kingsbury, Executive Vice President          David R. Bock
Mark E. Bradley, Treasurer**                           Mary K. Bush
Christopher J. Kelley, Secretary                       John F. Cogan, Jr.
                                                       Benjamin M. Friedman
                                                       Margaret B.W. Graham
                                                       Daniel K. Kingsbury
                                                       Marguerite A. Piret
                                                       Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*  Chief Executive Officer of the Funds
** Chief Financial and Accounting Officer of the Funds

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)




Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


                                                                   19622-06-0812


                                                            [LOGO]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

     Pioneer Ibbotson Moderate Allocation VCT Portfolio -- Class I and II Shares
             Pioneer Ibbotson Growth Allocation VCT Portfolio -- Class II Shares

This material is not intended to replace the advice of a qualified attorney, tax advisor, investment professional or insurance agent and should not be construed as financial advice or the recommendation of any security.

                                                               SEMIANNUAL REPORT
                                                                   June 30, 2012

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
  Pioneer Ibbotson Moderate Allocation VCT
    Portfolio -- Portfolio and Performance Update                              2
  Pioneer Ibbotson Growth Allocation VCT
    Portfolio -- Portfolio and Performance Update                              3
  Comparing Ongoing Portfolio Expenses                                         4
  Market Overview and Strategy                                                 6
  Portfolio Reviews                                                            8
  Schedule of Investments                                                      9
  Financial Statements                                                        11
  Notes to Financial Statements                                               19
  Trustees, Officers and Service Providers                                    25

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for each Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/12
--------------------------------------------------------------------------------

Target Asset Allocations

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Equity                                                                       60%
Fixed-Income                                                                 40%

Actual Asset Allocations

Bonds                                                                      20.7%
--------------------------------------------------------------------------------
Large Cap Growth Stocks                                                    13.2
--------------------------------------------------------------------------------
Short Term Bonds                                                           12.6
--------------------------------------------------------------------------------
International Stocks                                                       12.1
--------------------------------------------------------------------------------
Large Cap Value Stocks                                                     12.0
--------------------------------------------------------------------------------
Mid/Small Cap Growth Stocks                                                 6.7
--------------------------------------------------------------------------------
High-Yield Bonds                                                            6.5
--------------------------------------------------------------------------------
Mid/Small Cap Value Stocks                                                  4.6
--------------------------------------------------------------------------------
Emerging Markets                                                            4.2
--------------------------------------------------------------------------------
Cash Equivalents                                                            3.1
--------------------------------------------------------------------------------
Real Estate (REITs)                                                         2.8
--------------------------------------------------------------------------------
Alternatives/Commodities                                                    1.5
--------------------------------------------------------------------------------

Ten Largest Holdings (Based on total portfolio)*

1.  Pioneer Bond Fund Class Y                                             12.00%
--------------------------------------------------------------------------------
2.  Pioneer Short Term Income Fund Class Y                                11.70
--------------------------------------------------------------------------------
3.  Pioneer Global High Yield Fund Class Y                                 5.54
--------------------------------------------------------------------------------
4.  INVESCO International Growth Fund Institutional Class                  5.37
--------------------------------------------------------------------------------
5.  Pioneer Fund Class Y                                                   4.91
--------------------------------------------------------------------------------
6.  Pioneer Mid Cap Value Fund Class Y                                     4.66
--------------------------------------------------------------------------------
7.  Pioneer Disciplined Value Fund Class Y                                 3.97
--------------------------------------------------------------------------------
8.  INVESCO Small Companies Fund Institutional Class                       3.22
--------------------------------------------------------------------------------
9.  Pioneer Global Equity Fund Class Y                                     3.14
--------------------------------------------------------------------------------
10. INVESCO Global Small & Mid Cap Growth Fund Institutional Class         3.13
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/12
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                                 6/30/12       12/31/11
  Class I                                                 $ 10.40       $ 10.19
  Class II                                                $ 10.41       $ 10.18

                                    Net
Distributions per Share             Investment    Short-Term       Long-Term
(1/1/12 - 6/30/12)                  Income        Capital Gains    Capital Gains
  Class I                           $ 0.2942      $  -             $  -
  Class II                          $ 0.2666      $  -             $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Ibbotson Moderate Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

            Pioneer Ibbotson           Pioneer Ibbotson
        Moderate Allocation VCT    Moderate Allocation VCT       S&P         Barclays Capital
          Portfolio - Class I        Portfolio - Class II     500 Index    Aggregate Bond Index
3/05            $10,000                     $10,000             $10,000           $10,000
6/05            $10,111                     $10,111             $10,137           $10,301
6/06            $10,912                     $10,912             $11,011           $10,218
6/07            $12,542                     $12,521             $13,276           $10,843
6/08            $11,713                     $11,661             $11,535           $11,616
6/09            $ 9,549                     $ 9,509             $ 8,514           $12,318
6/10            $11,130                     $11,046             $ 9,742           $13,488
6/11            $13,577                     $13,445             $12,731           $14,014
6/12            $13,390                     $13,237             $13,422           $15,062

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2012)

--------------------------------------------------------------------------------
                                                             Class I    Class II
--------------------------------------------------------------------------------
Life-of-Class (3/18/05)                                        4.02%       3.85%
5 Years                                                        1.32        1.12
1 Year                                                        -1.38       -1.55

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/12
--------------------------------------------------------------------------------

Target Asset Allocations

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Equity                                                                       70%
Fixed Income                                                                 30%

Actual Asset Allocation

Large Cap Growth Stocks                                                    16.8%
--------------------------------------------------------------------------------
Large Cap Value Stocks                                                     14.4
--------------------------------------------------------------------------------
International Stocks                                                       14.0
--------------------------------------------------------------------------------
Bonds                                                                      13.9
--------------------------------------------------------------------------------
Mid/Small Cap Growth Stocks                                                 8.9
--------------------------------------------------------------------------------
Short Term Bonds                                                            7.0
--------------------------------------------------------------------------------
Emerging Markets                                                            6.1
--------------------------------------------------------------------------------
Mid/Small Cap Value Stocks                                                  5.9
--------------------------------------------------------------------------------
High-Yield Bonds                                                            4.3
--------------------------------------------------------------------------------
Real Estate (REITs)                                                         3.7
--------------------------------------------------------------------------------
Cash Equivalents                                                            3.2
--------------------------------------------------------------------------------
Alternatives/Commodities                                                    1.8
--------------------------------------------------------------------------------

Ten Largest Holdings (Based on total portfolio)*

1.  Pioneer Bond Fund Class Y                                              8.74%
--------------------------------------------------------------------------------
2.  Pioneer Short Term Income Fund Class Y                                 8.11
--------------------------------------------------------------------------------
3.  Pioneer Mid Cap Value Fund Class Y                                     5.84
--------------------------------------------------------------------------------
4.  Pioneer International Value Fund Class Y                               5.19
--------------------------------------------------------------------------------
5.  Pioneer Fund Class Y                                                   5.15
--------------------------------------------------------------------------------
6.  INVESCO International Growth Fund Institutional Class                  4.57
--------------------------------------------------------------------------------
7.  Pioneer Emerging Markets Fund Class Y                                  4.41
--------------------------------------------------------------------------------
8.  Pioneer Cullen Value Fund Class Y                                      4.26
--------------------------------------------------------------------------------
9.  Pioneer Disciplined Value Fund Class Y                                 4.25
--------------------------------------------------------------------------------
10. Pioneer Disciplined Growth Fund Class Y                                4.08
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative Alternatives/Commodities1.8 instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/12
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                                   6/30/12    12/31/11
  Class II                                                  $ 10.48    $ 10.17

                                    Net
Distributions per Share             Investment    Short-Term       Long-Term
(1/1/12 - 6/30/12)                  Income        Capital Gains    Capital Gains
  Class II                          $ 0.1914      $  -             $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Pioneer Ibbotson Growth Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

                      Pioneer Ibbotson
                    Growth Allocation VCT         S&P         Barclays Capital
                     Portfolio - Class II      500 Index    Aggregate Bond Index
3/05                       $10,000              $10,000           $10,000
6/05                       $10,161              $10,137           $10,301
6/06                       $11,180              $11,011           $10,218
6/07                       $13,085              $13,276           $10,843
6/08                       $11,905              $11,535           $11,616
6/09                       $ 9,229              $ 8,514           $12,318
6/10                       $10,729              $ 9,742           $13,488
6/11                       $13,400              $12,731           $14,014
6/12                       $13,005              $13,422           $15,062

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2012)

--------------------------------------------------------------------------------
Net Asset Value                                                        Class II
--------------------------------------------------------------------------------
Life-of-Class (3/18/05)                                                   3.54%
5 Years                                                                  -0.12
1 Year                                                                   -2.94

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on actual returns from January 1, 2012 through June 30, 2012.

Share Class                                                 I             II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/12                       $ 1,000.00    $ 1,000.00
Ending Account Value on 6/30/12                         $ 1,050.10    $ 1,049.30
Expenses Paid During the Period*                        $     5.35    $     6.47

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.05% for Class I shares and 1.27% for Class II shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2012 through June 30, 2012.

Share Class                                                 I             II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/12                       $ 1,000.00    $ 1,000.00
Ending Account Value on 6/30/12                         $ 1,019.64    $ 1,018.55
Expenses Paid During the Period*                        $     5.27    $     6.37

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.05% for Class I shares and 1.27% for Class II shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on actual returns from January 1, 2012 through June 30, 2012.

Share Class                                                               II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/12                                     $ 1,000.00
Ending Account Value on 6/30/12                                       $ 1,049.80
Expenses Paid During Period*                                          $     6.68

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.31% for Class II shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2012 through June 30, 2012.

Share Class                                                               II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/12                                     $ 1,000.00
Ending Account Value on 6/30/12                                       $ 1,018.35
Expenses Paid During Period*                                          $     6.57

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.31% for Class II shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
MARKET OVERVIEW AND STRATEGY 6/30/12

In the following interview, Brian Huckstep, CFA, portfolio manager at Ibbotson Associates, Inc., subadviser for the Pioneer Ibbotson Asset Allocation Series VCT Portfolios, discusses the market environment and investment strategies that applied to the portfolios during the six months ended June 30, 2012.

Q: How would you characterize the economic and market backdrop during the six months ended June 30, 2012?

A: As the period began in January 2012, stocks and riskier assets in general led performance. On the domestic front, investors were cheered by improvements in readings on economic indicators such as jobless claims and homebuilding activity. In Europe, Greece's successful debt restructuring, which came on the heels of strong action by the European Central Bank to backstop the region's troubled banks, eased investors' fears that potential spillover effects from the ongoing sovereign-debt crisis would hamper global economic growth. The net result of the positive news was a degree of ebullience in the markets that led to double-digit gains for many equity indices in the first quarter of 2012 (January through March).

      As the six-month period progressed, however, investor sentiment was undercut by a steady flow of negative headlines. In particular, there were renewed worries about the European sovereign-debt crisis and the potential for economic activity in the region to contract. Concerns about the potential for Greece to lead an exodus from the euro zone were ongoing, and borrowing costs for the governments of larger countries, such as Spain and Italy, rose significantly. In the United States, while the housing market showed signs of firming, most other economic indicators, including employment data, softened, and the consensus growth outlook was trimmed. In aggregate, the negative developments led to a decline in investor sentiment and a subsequent shift into sectors viewed as more defensive.

      For the full six-month period, the U.S. equity market returned 9.48%, as measured by the Standard & Poor's 500 Index, outperforming international equities, which returned 3.38%, as measured by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index. Within the U.S. equity market, large-cap and growth-oriented stocks slightly outperformed their small-cap and value-oriented counterparts. Bonds returned 2.37% during the six-month period, as measured by the Barclays Capital Aggregate Bond Index, the most popular measure of performance of the U.S. bond market.

Q: Could you discuss the tactical asset allocation shifts that you applied to the two portfolios, and the considerations behind the decisions, during the six months ended June 30, 2012?

A: Throughout the six-month period, we maintained an underweight to equities and an overweight to short-term bonds in both portfolios. The positioning decisions were driven by our concerns over the subpar U.S. economic recovery, and the ongoing problems in Europe. The tilt to bonds in the portfolios acted as a constraint on returns when equities rallied in early 2012. In January 2012, we implemented an additional tilt -- this time within the overall equity allocation of the portfolios -- in favor of international stocks over domestic stocks, because we view U.S. stock valuations as stretched. The shift in equity allocations also detracted from the portfolios' returns as investors became increasingly anxious about events in the euro zone.

      Within the U.S. equity portions of the portfolios, we have been favoring larger-cap stocks and maintaining somewhat reduced exposures to smaller-cap stocks and real estate investment trusts (REITs). The positioning reflects our view that large caps, overall, are not only best positioned to weather an

A Word About Risk:

A Portfolio's performance depends on the adviser's skill in determining the strategic asset class allocations, the mix of underlying funds, and the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments. These risk factors, including those associated with currency exchange rates, also apply to investments in international markets, all of which make international markets more volatile and less liquid than investments in domestic markets. Some of the underlying portfolios can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more established companies, respectively. Before making an investment in a Portfolio, you should consider all the risks associated with it.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for each Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all Portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      uncertain economic climate, but also continue to display the most attractive valuations within the U.S. equity market. While large caps modestly outperformed small caps during the six-month period, REITs continued to outperform the broader equity market. We continue to believe, however, that U.S. property stocks are trading at valuations that may be difficult to sustain, and that are hard to justify based on fundamentals.

      Overall, our tactical shifts and emphases within the portfolios detracted modestly from relative performance during the six-month period.

Q: What factors are you watching most closely as you determine your investment strategy for the portfolios going forward?

A: While U.S. stock valuations have eased back from excessively high levels seen in the first quarter of 2012, we believe that valuations for international stocks remain more attractive, and that has led us to maintain overweights to international stocks within the equity portions of the portfolios. U.S. REITs continue to offer little medium-term upside in our view, and they have significant downside based on current valuation levels. Bond yields have fallen significantly over the last year and investors, in aggregate, already are heavily allocated toward the asset class, leading us to favor short-term bond vehicles as defensive assets for the portfolios. On balance, within the overall strategic guidelines that apply to each of the portfolios, current positioning remains defensive and more focused on preserving investors' capital. In that vein, we are maintaining the portfolios' moderate underweight to stocks overall.

      Our reading of the economic indicators does not lead us to anticipate a U.S. recession, despite unsatisfactory data in some areas, and we feel there is the potential for the data to surprise to the upside as 2012 progresses. That said, there remain significant risks to the global economic outlook.

      The risks include a potential dissolution of the euro zone as well as slowing growth levels in China, and uncertainty over how the Chinese government will seek to manage the country's banking issues. In the U.S., there are concerns about the looming package of tax increases and spending cuts (the so-called "fiscal cliff") scheduled to take place by default at the end of 2012, absent an end to the U.S. political stalemate on budgetary matters.

      In short, the economic environment remains exceptionally uncertain, and we are comfortable with our continued bias toward reducing risk in the portfolios. In our view, the immediate economic backdrop reinforces the importance of maintaining a diversified* investment portfolio that is consistent with one's long-term objectives. We will continue to closely monitor economic developments as we manage the portfolios within their strategic asset allocation guidelines.

      * Diversification does not assure a profit or protect against loss in a declining market.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
PORTFOLIO REVIEWS 6/30/12
--------------------------------------------------------------------------------

Pioneer Ibbotson Moderate Allocation VCT Portfolio

The Portfolio's Class I shares returned 5.01% at net asset value during the six months ended June 30, 2012, and Class II shares returned 4.93%, while the Standard & Poor's 500 Index (the S&P 500) returned 9.48% and the Barclays Capital Aggregate Bond Index returned 2.37%. During the same six-month period, the average return of the 241 variable portfolios in Lipper's Mixed-Asset Target Allocation Moderate Underlying Portfolios category was 5.30%.

The Portfolio targeted an asset allocation of 57.5% equities, 42.5% fixed income during the six-month period, compared with the neutral targeting of 60% equities, 40% fixed income. Within the equity portion of the Portfolio, Invesco International Growth Fund was the largest holding, at 5.4% of assets on June 30, 2012. Pioneer Fund was the next-largest equity holding, at 4.9% of assets, followed by Pioneer Mid Cap Value Fund, at 4.7% of assets. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was Pioneer Bond Fund, at 12.0% of assets, followed closely by Pioneer Short Term Income Fund, at 11.7% of assets.

Pioneer Ibbotson Growth Allocation VCT Portfolio

The Portfolio's Class II shares returned 4.98% at net asset value during the six months ended June 30, 2012, while the S&P 500 returned 9.48% and the Barclays Capital Aggregate Bond Index returned 2.37%. During the same six-month period, the average return of the 323 variable portfolios in Lipper's Mixed- Asset Target Allocation Growth Underlying Portfolios category was 6.19%.

The Portfolio targeted an asset allocation of 70.5% equities, 29.5% fixed income during the six-period, compared with the neutral targeting of 75% equities, 25% fixed income. Within the equity portion of the Portfolio, Pioneer Mid Cap Value Fund was the largest holding, at 5.8% of assets on June 30, 2012. Pioneer International Value Fund was the next-largest equity holding, at 5.2% of assets, followed by Pioneer Fund, at 5.1% of assets. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was Pioneer Bond Fund, at 8.7% of assets, followed closely by Pioneer Short Term Income Fund, at 8.1% of assets.


Please refer to the Schedules of Investments on pages 9 to 10 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Portfolios' historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                           Value
             MUTUAL FUNDS - 99.8%
             NON-PIONEER FUNDS - 22.8%
  182,392    BlackRock Capital Appreciation Fund
             Institutional Class                          $  4,236,975
  311,607    BlackRock International Index Fund
             Institutional Class                             3,112,954
  202,811    BlackRock Value Opportunities Fund
             Institutional Class                             4,100,840
  314,548    INVESCO Global Real Estate Fund
             Institutional Class                             3,397,118
  281,317    INVESCO Global Small & Mid Cap
             Growth Fund Institutional Class                 4,773,944
  306,064    INVESCO International Growth Fund
             Institutional Class                             8,190,270
  243,347    INVESCO Small Companies Fund
             Institutional Class                             4,908,305
  672,537    Oppenheimer Commodity Strategy Total
             Return Fund Class Y                             2,064,688
                                                          ------------
             TOTAL INVESTMENTS IN
             NON-PIONEER FUNDS
             (Cost $31,227,942)                           $ 34,785,094
                                                          ------------
             PIONEER FUNDS - 77.0%
  335,160    Pioneer Absolute Return Credit Fund
             Class Y                                      $  3,227,587
1,896,343    Pioneer Bond Fund Class Y                      18,299,713
  252,295    Pioneer Cullen Value Fund Class Y               4,589,243
  415,510    Pioneer Disciplined Growth Fund Class Y         4,180,028
  715,740    Pioneer Disciplined Value Fund Class Y          6,055,162
  171,101    Pioneer Emerging Markets Fund Class Y           4,180,009
  149,106    Pioneer Equity Income Fund Class Y              4,088,493
  119,696    Pioneer Floating Rate Fund Class Y                821,115
  185,600    Pioneer Fund Class Y                            7,483,404
  331,090    Pioneer Fundamental Growth Fund Class Y         4,304,166
  191,500    Pioneer Global Aggregate Bond Fund
             Class Y                                         2,150,541
  509,328    Pioneer Global Equity Fund Class Y              4,782,594
  887,931    Pioneer Global High Yield Fund Class Y          8,444,220
  106,501    Pioneer Growth Opportunities Fund Class Y       3,164,157
  307,026    Pioneer High Yield Fund Class Y                 3,018,063
  178,667    Pioneer International Value Fund Class Y        3,096,305
  330,095    Pioneer Mid Cap Value Fund Class Y              7,113,546
  125,313    Pioneer Multi-Asset Ultrashort Income
             Fund Class Y                                    1,256,888
   20,530    Pioneer Real Estate Shares Class Y                501,967
  326,905    Pioneer Research Fund Class Y                   3,409,622
  120,716    Pioneer Select Mid Cap Growth Fund
             Class Y                                         2,368,451
1,854,983    Pioneer Short Term Income Fund Class Y         17,844,942
  310,369    Pioneer Strategic Income Fund Class Y           3,386,122
                                                          ------------
             TOTAL INVESTMENTS IN
             PIONEER FUNDS
             (Cost $105,463,365)                          $117,766,338
                                                          ------------

Principal
Amount                                                           Value
             TEMPORARY CASH
             INVESTMENT - 0.0%
             TIME DEPOSIT - 0.0%
$20,623      Citibank, London, 0.03%, 7/2/12              $     20,623
                                                          ------------
             TOTAL TEMPORARY CASH
             INVESTMENT
             (Cost $20,623)                               $     20,623
                                                          ------------
             TOTAL INVESTMENTS IN
             SECURITIES - 99.8%
             (Cost $136,711,930) (a)                      $152,572,055
                                                          ------------
             OTHER ASSETS AND
             LIABILITIES - 0.2%                           $    327,805
                                                          ------------
             TOTAL NET ASSETS - 100.0%                    $152,899,860
                                                          ============

(a) At June 30, 2012, the net unrealized gain on investments based on cost for federal tax purposes of $138,719,700 was as follows:

      Aggregate gross unrealized gain for all investments in
      which there is an excess of value over tax cost               $15,733,345
      Aggregate gross unrealized loss for all investments in
      which there is an excess of tax cost over value                (1,880,990)
                                                                    -----------
      Net unrealized gain                                           $13,852,355
                                                                    ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2012 aggregated $3,750,833 and $11,053,449, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - unadjusted quoted prices in active markets for identical securities Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3.

The following is a summary of the inputs used as of June 30, 2012, in valuing the Portfolio's assets:

                                Level 1       Level 2     Level 3      Total
Mutual Funds                 $152,551,432    $     --       $ --    $152,551,432
Temporary
Cash
Investment                             --      20,623         --          20,623
                             ------------    --------       ----    ------------
  Total                      $152,551,432    $ 20,623       $ --    $152,572,055
                             ============    ========       ====    ============

The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

   Shares                                                        Value
             MUTUAL FUNDS - 99.9%
             NON-PIONEER FUNDS - 23.7%
  324,093    BlackRock Capital Appreciation Fund
             Institutional Class                          $  7,528,684
  374,376    BlackRock International Index Fund
             Institutional Class                             3,740,013
  363,274    BlackRock Value Opportunities Fund
             Institutional Class                             7,345,405
  514,355    INVESCO Global Real Estate Fund
             Institutional Class                             5,555,037
  564,100    INVESCO Global Small & Mid Cap
             Growth Fund Institutional Class                 9,572,769
  404,264    INVESCO International Growth Fund
             Institutional Class                            10,818,104
  367,106    INVESCO Small Companies Fund
             Institutional Class                             7,404,533
1,363,820    Oppenheimer Commodity Strategy Total
             Return Fund Class Y                             4,186,927
                                                          ------------
             TOTAL INVESTMENTS IN
             NON-PIONEER FUNDS
             (Cost $54,087,708)                           $ 56,151,472
                                                          ------------
             PIONEER FUNDS - 76.2%
2,144,488    Pioneer Bond Fund Class Y                    $ 20,694,311
  554,328    Pioneer Cullen Value Fund Class Y              10,083,233
  960,625    Pioneer Disciplined Growth Fund Class Y         9,663,890
1,189,139    Pioneer Disciplined Value Fund Class Y         10,060,118
  427,320    Pioneer Emerging Markets Fund Class Y          10,439,420
  329,834    Pioneer Equity Income Fund Class Y              9,044,037
  302,443    Pioneer Fund Class Y                           12,194,489
  671,623    Pioneer Fundamental Growth Fund Class Y         8,731,100
  256,983    Pioneer Global Aggregate Bond Fund
             Class Y                                         2,885,921
  979,635    Pioneer Global Equity Fund Class Y              9,198,768
  531,699    Pioneer Global High Yield Fund Class Y          5,056,457
    1,999    Pioneer Government Income Fund Class Y             20,530
  117,459    Pioneer Growth Opportunities Fund Class Y       3,489,692
  256,968    Pioneer High Yield Fund Class Y                 2,525,994
    2,718    Pioneer Independence Fund Class Y                  33,080
  709,827    Pioneer International Value Fund Class Y       12,301,299
  641,483    Pioneer Mid Cap Value Fund Class Y             13,823,953
    2,276    Pioneer Oak Ridge Large Cap Growth
             Fund Class Y                                       30,062
  140,834    Pioneer Oak Ridge Small Cap Growth
             Fund Class Y                                    4,110,945
   65,285    Pioneer Real Estate Shares Class Y              1,596,208
  653,373    Pioneer Research Fund Class Y                   6,814,680
  232,916    Pioneer Select Mid Cap Growth Fund
             Class Y                                         4,569,819
1,997,230    Pioneer Short Term Income Fund Class Y         19,213,352
  378,254    Pioneer Strategic Income Fund Class Y           4,126,747
    2,815    Pioneer Value Fund Class Y                         32,595
                                                          ------------
             TOTAL INVESTMENTS IN
             PIONEER FUNDS
             (Cost $162,189,933)                          $180,740,700
                                                          ------------
             TOTAL INVESTMENTS IN
             SECURITIES - 99.9%
             (Cost $216,277,641) (a)                      $236,892,172
                                                          ------------
             OTHER ASSETS AND
             LIABILITIES - 0.1%                           $    155,939
                                                          ------------
             TOTAL NET ASSETS - 100.0%                    $237,048,111
                                                          ============

(a) At June 30, 2012, the net unrealized gain on investments based on cost for federal tax purposes of $218,741,191 was as follows:


      Aggregate gross unrealized gain for all investments in
      which there is an excess of value over tax cost               $22,167,695
      Aggregate gross unrealized loss for all investments in
      which there is an excess of tax cost over value                (4,016,714)
                                                                    -----------
      Net unrealized gain                                           $18,150,981
                                                                    ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2012 aggregated $7,447,655 and $16,204,638, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - unadjusted quoted prices in active markets for identical securities Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3.

The following is a summary of the inputs used as of June 30, 2012, in valuing the Portfolio's assets:

                                 Level 1      Level 2    Level 3        Total
Mutual Funds                  $236,892,172       $ --       $ --    $236,892,172
                              ------------       ----       ----    ------------
  Total                       $236,892,172       $ --       $ --    $236,892,172
                              ============       ====       ====    ============

10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     Six Months
                                                       Ended       Year         Year        Year        Year         Year
                                                      6/30/12      Ended        Ended       Ended       Ended        Ended
                                                    (unaudited)   12/31/11     12/31/10    12/31/09    12/31/08     12/31/07
Class I
Moderate Allocation VCT Portfolio
Net asset value, beginning of period                $  10.19      $  10.68     $   9.62    $   7.61    $  12.04     $  11.62
                                                    --------      --------     --------    --------    --------     --------
Increase (decrease) from investment operations:
 Net investment income (a)                          $   0.09      $   0.23     $   0.24    $   0.25    $   0.34     $   0.15
 Net realized and unrealized gain (loss) on
  investments (a)                                       0.41         (0.43)        1.09        2.07       (3.78)        0.54
                                                    --------      --------     --------    --------    --------     --------
  Net increase (decrease) from investment
    operations                                      $   0.50      $  (0.20)    $   1.33    $   2.32    $  (3.44)    $   0.69
Distributions to shareowners:
 Net investment income                              $  (0.29)     $  (0.29)    $  (0.27)   $  (0.31)   $  (0.33)    $  (0.12)
 Net realized gain                                        --            --           --          --       (0.66)       (0.15)
                                                    --------      --------     --------    --------    --------     --------
Total distributions to shareowners                  $  (0.29)     $  (0.29)    $  (0.27)   $  (0.31)   $  (0.99)    $  (0.27)
                                                    --------      --------     --------    --------    --------     --------
Net increase (decrease) in net asset value          $   0.21      $  (0.49)    $   1.06    $   2.01    $  (4.43)    $   0.42
                                                    --------      --------     --------    --------    --------     --------
Net asset value, end of period                      $  10.40      $  10.19     $  10.68    $   9.62    $   7.61     $  12.04
                                                    ========      ========     ========    ========    ========     ========
Total return*                                           5.01%        (1.95)%      14.24%      31.29%     (30.81)%       5.95%
Ratio of net expenses to average net assets+            0.26%**       0.24%        0.21%       0.16%       0.15%        0.14%
Ratio of net investment income to average net
 assets+                                                1.74%**       2.14%        2.44%       3.07%       3.35%        1.23%
Portfolio turnover rate                                    2%           13%          10%         38%         40%          12%
Net assets, end of period (in thousands)            $ 11,177      $ 11,339     $ 15,542    $ 13,450    $ 12,105     $ 20,582
Ratios with no waivers of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                           0.28%**       0.26%        0.27%       0.29%       0.31%        0.27%
 Net investment income                                  1.72%**       2.13%        2.38%       2.94%       3.19%        1.10%

(a)   Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Six Months
                                                       Ended
                                                      6/30/12     Year Ended    Year Ended   Year Ended   Year Ended    Year Ended
                                                    (unaudited)    12/31/11      12/31/10     12/31/09     12/31/08      12/31/07
Class II
Moderate Allocation VCT Portfolio
Net asset value, beginning of period                $  10.18      $  10.67      $   9.61     $   7.59     $  12.01      $  11.61
                                                    --------      --------      --------     --------     --------      --------
Increase (decrease) from investment operations:
 Net investment income (a)                          $   0.08      $   0.22      $   0.21     $   0.24     $   0.31      $   0.31
 Net realized and unrealized gain (loss) on
  investments (a)                                       0.42         (0.44)         1.10         2.07        (3.77)         0.36
                                                    --------      --------      --------     --------     --------      --------
  Net increase (decrease) from investment
    operations                                      $   0.50      $  (0.22)     $   1.31     $   2.31     $  (3.46)     $   0.67
Distributions to shareowners:
 Net investment income                              $  (0.27)     $  (0.27)     $  (0.25)    $  (0.29)    $  (0.30)     $  (0.12)
 Net realized gain                                        --            --            --           --        (0.66)        (0.15)
                                                    --------      --------      --------     --------     --------      --------
Total distributions to shareowners                  $  (0.27)     $  (0.27)     $  (0.25)    $  (0.29)    $  (0.96)     $  (0.27)
                                                    --------      --------      --------     --------     --------      --------
Net increase (decrease) in net asset value          $   0.23      $  (0.49)     $   1.06     $   2.02     $  (4.42)     $   0.40
                                                    --------      --------      --------     --------     --------      --------
Net asset value, end of period                      $  10.41      $  10.18      $  10.67     $   9.61     $   7.59      $  12.01
                                                    ========      ========      ========     ========     ========      ========
Total return*                                           4.93%        (2.18)%       14.03%       31.10%      (30.99)%        5.77%
Ratio of net expenses to average net assets+            0.48%**       0.48%         0.45%        0.39%        0.39%         0.39%
Ratio of net investment income to average net
 assets+                                                1.52%**       2.10%         2.15%        2.87%        3.10%         2.53%
Portfolio turnover rate                                    2%           13%           10%          38%          40%           12%
Net assets, end of period (in thousands)            $141,723      $142,543      $161,796     $153,547     $105,275      $149,973
Ratios with no waivers of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                           0.52%**       0.50%         0.51%        0.53%        0.55%         0.52%
 Net investment income                                  1.49%**       2.08%         2.09%        2.73%        2.94%         2.40%

(a)   Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Six Months
                                                       Ended
                                                      6/30/12     Year Ended    Year Ended   Year Ended   Year Ended    Year Ended
                                                    (unaudited)    12/31/11      12/31/10     12/31/09     12/31/08      12/31/07
Class II
Growth Allocation VCT Portfolio
Net asset value, beginning of period                $  10.17      $  10.72      $   9.53     $   7.38     $  12.41      $  12.07
                                                    --------      --------      --------     --------     --------      --------
Increase (decrease) from investment operations:
 Net investment income (a)                          $   0.04      $   0.16      $   0.15     $   0.17     $   0.23      $   0.21
 Net realized and unrealized gain (loss) on
  investments (a)                                       0.46         (0.50)         1.23         2.18        (4.27)         0.49
                                                    --------      --------      --------     --------     --------      --------
  Net increase (decrease) from investment
    operations                                      $   0.50      $  (0.34)     $   1.38     $   2.35     $  (4.04)     $   0.70
Distributions to shareowners:
 Net investment income                              $  (0.19)     $  (0.21)     $  (0.19)    $  (0.20)    $  (0.24)     $  (0.13)
 Net realized gain                                        --            --            --           --        (0.75)        (0.23)
                                                    --------      --------      --------     --------     --------      --------
Total distributions to shareowners                  $  (0.19)     $  (0.21)     $  (0.19)    $  (0.20)    $  (0.99)     $  (0.36)
                                                    --------      --------      --------     --------     --------      --------
Net increase (decrease) in net asset value          $   0.31      $  (0.55)     $   1.19     $   2.15     $  (5.03)     $   0.34
                                                    --------      --------      --------     --------     --------      --------
Net asset value, end of period                      $  10.48      $  10.17      $  10.72     $   9.53     $   7.38      $  12.41
                                                    ========      ========      ========     ========     ========      ========
Total return*                                           4.98%        (3.27)%       14.76%       32.49%      (35.00)%        5.74%
Ratio of net expenses to average net assets+            0.48%**       0.48%         0.45%        0.38%        0.38%         0.38%
Ratio of net investment income to average net
 assets+                                                0.80%**       1.48%         1.57%        2.04%        2.31%         1.68%
Portfolio turnover rate                                    3%           10%            8%          33%          32%            7%
Net assets, end of period (in thousands)            $237,048      $ 235,400     $266,110     $250,625     $ 188,268     $ 254,713
Ratios with no waivers of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                           0.49%**       0.49%         0.49%        0.51%        0.53%         0.48%
 Net investment income                                  0.79%**       1.47%         1.53%        1.91%        2.16%         1.58%

(a)   Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

The accompanying notes are an integral part of these financial statements.    13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                              Moderate            Growth
                                                                                             Allocation         Allocation
                                                                                            VCT Portfolio      VCT Portfolio
ASSETS:
 Investments in securities of affiliated issuers, at value (at cost $105,463,365 and
  $162,189,933, respectively)                                                               $ 117,766,338      $ 180,740,700
 Investments in securities of unaffiliated issuers, at value (at cost $31,248,565 and
  $54,087,708, respectively)                                                                   34,805,717         56,151,472
                                                                                            -------------      -------------
 Total investments in securities, at value (at cost $136,711,930 and $216,277,641,
  respectively)                                                                             $ 152,572,055      $ 236,892,172
 Receivables for:
   Investment Funds sold                                                                          319,770            315,204
   Dividends                                                                                      225,239            196,726
   Due from Pioneer Investment Management, Inc.                                                     5,853              4,340
   Other assets                                                                                       144                 --
                                                                                            -------------      -------------
      Total assets                                                                          $ 153,123,061      $ 237,408,442
                                                                                            -------------      -------------
LIABILITIES:
 Due to affiliates                                                                          $      55,067      $      88,170
 Payables for:
   Capital stock redeemed                                                                          92,379             16,170
   Investments Funds purchased                                                                     33,157                 --
   Due to Custodian                                                                                    --            191,374
 Accrued expenses and other liabilities                                                            42,598             64,617
                                                                                            -------------      -------------
      Total liabilities                                                                     $     223,201      $     360,331
                                                                                            -------------      -------------
NET ASSETS:
 Paid-in capital                                                                            $ 162,394,999      $ 262,274,974
 Undistributed net investment income                                                            1,205,835            970,805
 Accumulated net realized loss on investments                                                 (26,561,099)       (46,812,199)
 Net unrealized gains on investments                                                           15,860,125         20,614,531
                                                                                            -------------      -------------
      Total net assets                                                                      $ 152,899,860      $ 237,048,111
                                                                                            =============      =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Net Assets of Class I Shares                                                               $  11,177,117      $          --
 Net Assets of Class II Shares                                                              $ 141,722,743      $ 237,048,111
 Class I Shares outstanding                                                                     1,074,457                 --
 Class II Shares outstanding                                                                   13,609,728         22,621,896
 Net Asset Value -- Class I Shares                                                          $       10.40      $          --
 Net Asset Value -- Class II Shares                                                         $       10.41      $       10.48

14    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/12

                                                                           Moderate            Growth
                                                                          Allocation         Allocation
                                                                         VCT Portfolio      VCT Portfolio
INVESTMENT INCOME:
 Dividend income from securities of affiliated issuers                    $ 1,533,806       $  1,490,395
 Dividend income from securities of unaffiliated securities                    35,803             59,073
 Interest                                                                          23                 10
                                                                          -----------       ------------
    Total investment income                                               $ 1,569,632       $  1,549,478
                                                                          -----------       ------------
EXPENSES:
 Management fees                                                          $   108,953       $    168,237
 Transfer agent fees
  Class I                                                                         746                 --
  Class II                                                                        746                746
 Distribution fees (Class II)                                                 181,703            301,622
 Administrative fees                                                           23,221             35,753
 Custodian fees                                                                34,837             50,575
 Professional fees                                                             28,519             29,803
 Printing fees                                                                  7,591              3,728
 Fees and expenses of non-affiliated Trustees                                   4,940              5,704
                                                                          -----------       ------------
  Total expenses                                                          $   391,256       $    596,168
                                                                          -----------       ------------
  Less fees waived and expenses reimbursed by
    Pioneer Investment Management, Inc.                                   $   (27,604)      $    (16,866)
                                                                          -----------       ------------
  Net expenses                                                            $   363,652       $    579,302
                                                                          -----------       ------------
    Net investment income                                                 $ 1,205,980       $    970,176
                                                                          -----------       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments, affiliated issuers                     $  (348,780)      $   (530,619)
 Net realized loss on investments, unaffiliated issuers                        (6,212)           (23,721)
 Change in net unrealized gain on investments, affiliated issuers           5,022,642          8,369,708
 Change in net unrealized gain on investments, unaffiliated issuers         1,789,498          3,049,829
                                                                          -----------       ------------
 Net income on investments                                                $ 6,457,148       $ 10,865,197
                                                                          ===========       ============
 Net increase net assets resulting from operations                        $ 7,663,128       $ 11,835,373
                                                                          ===========       ============

The accompanying notes are an integral part of these financial statements.    15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    Moderate Allocation
                                                                                       VCT Portfolio
                                                                              Six Months
                                                                                 Ended               Year
                                                                                6/30/12             Ended
                                                                              (unaudited)          12/31/11
FROM OPERATIONS:
Net investment income                                                        $   1,205,980      $    3,562,990
Net realized gain (loss) on investments                                           (354,992)            628,359
Change in net unrealized gain (loss) on investments                              6,812,140          (7,374,654)
                                                                             -------------      --------------
  Net increase (decrease) in net assets resulting from operations            $   7,663,128      $   (3,183,305)
                                                                             -------------      --------------
DISTRIBUTIONS TO SHAREOWNERS:
From net investment income
 Class I ($0.29 and $0.29 per share, respectively)                           $    (305,125)     $     (399,737)
 Class II ($0.27 and $0.27 per share, respectively)                             (3,553,786)         (3,897,636)
                                                                             -------------      --------------
  Total distributions to shareowners                                         $  (3,858,911)     $   (4,297,373)
                                                                             -------------      --------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                            $   2,179,974      $    4,945,283
Reinvestment of distributions                                                    3,858,910           4,297,373
Cost of shares repurchased                                                     (10,824,913)        (25,218,587)
                                                                             -------------      --------------
 Net decrease in net assets resulting from Portfolio share transactions      $  (4,786,029)     $  (15,975,931)
                                                                             -------------      --------------
 Net decrease in net assets                                                  $    (981,812)     $  (23,456,609)
                                                                             -------------      --------------
NET ASSETS:
Beginning of period                                                          $ 153,881,672      $  177,338,281
                                                                             -------------      --------------
End of period                                                                $ 152,899,860      $  153,881,672
                                                                             =============      ==============
Undistributed net investment income                                          $   1,205,835      $    3,858,766
                                                                             =============      ==============

16    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     Growth Allocation
                                                                                       VCT Portfolio
                                                                              Six Months
                                                                                 Ended              Year
                                                                                6/30/12             Ended
                                                                              (unaudited)          12/31/11
FROM OPERATIONS:
Net investment income                                                        $     970,176      $    3,783,173
Net realized gain (loss) on investments                                           (554,340)          2,016,478
Change in net unrealized gain (loss) on investments                             11,419,537         (13,994,472)
                                                                             -------------      --------------
  Net increase (decrease) in net assets resulting from operations            $  11,835,373      $   (8,194,821)
                                                                             -------------      --------------
DISTRIBUTIONS TO SHAREOWNERS:
From net investment income
 Class II ($0.19 and $0.21 per share, respectively)                          $  (4,254,826)     $   (5,002,666)
                                                                             -------------      --------------
  Total distributions to shareowners                                         $  (4,254,826)     $   (5,002,666)
                                                                             -------------      --------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                            $   2,597,503      $    3,658,238
Reinvestment of distributions                                                    4,254,826           5,002,666
Cost of shares repurchased                                                     (12,784,844)        (26,173,678)
                                                                             -------------      --------------
 Net decrease in net assets resulting from Portfolio share transactions      $  (5,932,515)     $  (17,512,774)
                                                                             -------------      --------------
 Net increase (decrease) in net assets                                       $   1,648,032      $  (30,710,261)
NET ASSETS:
Beginning of period                                                          $ 235,400,079      $  266,110,340
                                                                             -------------      --------------
End of period                                                                $ 237,048,111      $  235,400,079
                                                                             =============      ==============
Undistributed net investment income                                          $     970,805      $    4,255,455
                                                                             =============      ==============

The accompanying notes are an integral part of these financial statements.    17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

                                                        Moderate Allocation
                                                           VCT Portfolio
                                      Six Months Ended
                                           6/30/12                         Year Ended
                                         (unaudited)                        12/31/11
                                    Shares        Amount             Shares          Amount
Class I
Shares sold                          34,641    $    364,003           101,456    $   1,095,769
Reinvestment of distributions        29,944         305,125            37,534          399,737
Less shares repurchased            (103,362)     (1,110,608)         (481,271)      (5,079,013)
                                   --------    ------------        ----------    -------------
  Net decrease                      (38,777)   $   (441,480)         (342,281)   $  (3,583,507)
                                   ========    ============        ==========    =============
Class II
Shares sold                         169,967    $  1,815,971           362,188    $   3,849,514
Reinvestment of distributions       348,410       3,553,785           365,976        3,897,636
Less shares repurchased            (908,787)     (9,714,305)       (1,898,680)     (20,139,574)
                                   --------    ------------        ----------    -------------
  Net decrease                     (390,410)   $ (4,344,549)       (1,170,516)   $ (12,392,424)
                                   ========    ============        ==========    =============

                                                         Growth Allocation
                                                            VCT Portfolio
                                      Six Months Ended
                                           6/30/12                          Year Ended
                                         (unaudited)                         12/31/11
                                   Shares         Amount             Shares          Amount
Class II
Shares sold                         248,632    $  2,597,503           344,412    $   3,658,238
Reinvestment of distributions       415,917       4,254,826           465,797        5,002,666
Less shares repurchased          (1,199,376)    (12,784,844)       (2,475,293)     (26,173,678)
                                 ----------    ------------        ----------    -------------
  Net decrease                     (534,827)   $ (5,932,515)       (1,665,084)   $ (17,512,774)
                                 ==========    ============        ==========    =============

18    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

1.    Organization and Significant Accounting Policies
Pioneer Ibbotson Moderate Allocation VCT Portfolio (Moderate Allocation Portfolio) and Pioneer Ibbotson Growth Allocation VCT Portfolio (Growth Allocation Portfolio) (collectively, the Portfolios) are two of 12 portfolios of the Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. Each portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Each Portfolio is a "fund of funds" which means that it seeks to achieve its investment objective by investing in other funds (underlying funds) rather than direct investment in securities. The Portfolios indirectly pay a portion of the expenses incurred by the underlying funds. Consequently, an investment in the Portfolios entails more direct and indirect expenses than direct investment in the underlying funds. The investment objectives of both the Moderate Allocation Portfolio and Growth Allocation Portfolio are long-term capital growth and current income.

The Moderate Allocation Portfolio offers two classes of shares designated as Class I and Class II shares. The Growth Allocation Portfolio offers one class of shares designated as Class II shares. The Portfolios commenced operations on March 18, 2005. Each class of shares of a Portfolio represents an interest in the same schedule of investments of that Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolios gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of a Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Each Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation
      Investment transactions are recorded as of the trade date. The net asset value of each Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, holdings of mutual fund shares are valued at net asset value.

      Dividend income and capital gain distribution of funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Federal Income Taxes
      It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provisions are required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of a Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

      The tax character of the current year distributions will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2011 was as follows:

--------------------------------------------------------------------------------
Moderate Allocation Portfolio                                            2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                       $4,297,373
                                                                      ----------
Total distributions                                                   $4,297,373
                                                                      ==========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth Allocation Portfolio                                              2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                       $5,002,666
                                                                      ----------
Total distributions                                                   $5,002,666
                                                                      ==========
--------------------------------------------------------------------------------

      The components of distributable earnings on a federal income tax basis at December 31, 2011 were as follows:

--------------------------------------------------------------------------------------------------
                                 Undistributed                                      Net Unrealized
                                    Ordinary      Capital Loss      Post-October    Appreciation
Portfolio                            Income       Carryforward     Loss Deferred    (Depreciation)
--------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio     $3,858,766      $(24,096,227)      $(102,110)       $7,040,215
Growth Allocation Portfolio        4,253,021       (43,767,424)        (24,451)        6,731,444
--------------------------------------------------------------------------------------------------

C.    Portfolio Shares and Allocations
      Each Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
      (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $109,364 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2012. Distribution fees for Class II shares of each Portfolio are calculated based on the average daily net asset values attributable to Class II shares of each Portfolio (see Note 4). Class I shares do not pay distribution fees.

      All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares for a Portfolio based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

D.    Risks
      Some of the underlying funds can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more established companies, respectively. Each Portfolio's prospectus contains unaudited information regarding that Portfolio's principal risks. Please refer to that document when considering that Portfolio's principal risks.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.    Management Agreement
Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, is the Portfolios' investment adviser, and manages the Portfolios. Management fees are calculated daily at the following annual rates on investments in underlying funds managed by Pioneer:

-----------------------------------------------------------------------------------------
                                                Management Fee as a Percentage
                                                 of each Portfolio's Average
Portfolio                                              Daily Net Assets
-----------------------------------------------------------------------------------------
Moderate Allocation Portfolio     0.13% on net assets up to $2.5 billion
                                  0.11% on assets over $2.5 billion and up to $4 billion
                                  0.10% on assets over $4 billion and up to $5.5 billion
                                  0.08% on assets over $5.5 billion and up to $7 billion
                                  0.08% on assets over $7 billion

Growth Allocation Portfolio       0.13% on net assets up to $2.5 billion
                                  0.11% on assets over $2.5 billion and up to $4 billion
                                  0.10% on assets over $4 billion and up to $5.5 billion
                                  0.08% on assets over $5.5 billion and up to $7 billion
                                  0.08% on assets over $7 billion
-----------------------------------------------------------------------------------------

Management fees are calculated daily at the following annual rates on other investments:

-----------------------------------------------------------------------------------------
                                                Management Fee as a Percentage
                                                 of each Portfolio's Average
Portfolio                                              Daily Net Assets
-----------------------------------------------------------------------------------------
Moderate Allocation Portfolio     0.17% on net assets up to $2.5 billion
                                  0.14% on assets over $2.5 billion and up to $4 billion
                                  0.12% on assets over $4 billion and up to $5.5 billion
                                  0.10% on assets over $5.5 billion and up to $7 billion
                                  0.09% on assets over $7 billion

Growth Allocation Portfolio       0.17% on net assets up to $2.5 billion
                                  0.14% on assets over $2.5 billion and up to $4 billion
                                  0.12% on assets over $4 billion and up to $5.5 billion
                                  0.10% on assets over $5.5 billion and up to $7 billion
                                  0.09% on assets over $7 billion
-----------------------------------------------------------------------------------------

PIM has entered into a sub-advisory agreement with Ibbotson Associates Advisors, LLC (Ibbotson). Effective January 1, 2012, Ibbotson Associates Advisors LLC merged into its parent company, Ibbotson Associates, Inc. (Ibbotson), which now serves as each Portfolio's sub-adviser. PIM, not the Portfolios, pays a portion of the fee it receives from each Portfolio to Ibbotson as compensation for its services to the Portfolios.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2012:

--------------------------------------------------------------------------------
Portfolio                                                                Amount
--------------------------------------------------------------------------------
Moderate Allocation Portfolio                                            $25,340
Growth Allocation Portfolio                                              $39,106
--------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

PIM has contractually agreed to limit ordinary operating expenses of the Portfolios until May 1, 2013 to the extent required to reduce Class II expenses to the following annual expense limitations:
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio                                                               Class II
--------------------------------------------------------------------------------
Moderate Allocation Portfolio                                              0.48%
Growth Allocation Portfolio                                                0.48%
--------------------------------------------------------------------------------

Class I expenses for a Portfolio will be reduced only to the extent Portfolio-wide expenses are reduced for Class II shares of that Portfolio. Fees waived and expenses reimbursed during the six months ended June 30, 2012 are reflected on the Statements of Operations. These expense limitation agreements do not limit underlying fund fees and expenses indirectly incurred by shareholders. There can be no assurance that PIM will extend an expense limitation agreement for a class of shares beyond the date referred to above.

3.    Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolios at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts of transfer agent fees payable to PIMSS at June 30, 2012:

--------------------------------------------------------------------------------
Portfolio                                                                 Amount
--------------------------------------------------------------------------------
Moderate Allocation Portfolio                                              $245
Growth Allocation Portfolio                                                $122
--------------------------------------------------------------------------------

4. Distribution Plans
The Portfolios have adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, each Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts in distribution fees payable to PFD at June 30, 2012:

--------------------------------------------------------------------------------
Portfolio                                                                Amount
--------------------------------------------------------------------------------
Moderate Allocation Portfolio                                            $29,482
Growth Allocation Portfolio                                              $48,942
--------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.    Transactions in Underlying Funds -- Affiliated Issuers
An affiliated issuer may be considered one in which each fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the following to be affiliated issuers:

Pioneer Ibbotson Moderate Allocation Fund
---------------------------------------------------------------------------------------------------------
                                               Beginning      Acquisitions   Dispositions       Ending
                                              Shares/Par       Shares/Par     Shares/Par      Share/Par
Underlying Funds (Affiliated)                   Amount           Amount         Amount          Amount
---------------------------------------------------------------------------------------------------------
Pioneer Absolute Return Credit Fund              294,527         40,633               --          335,160
Pioneer Bond Fund                              2,093,338             --         (196,995)       1,896,343
Pioneer Cullen Value Fund                        278,242             --          (25,947)         252,295
Pioneer Disciplined Growth Fund                  515,184             --          (99,674)         415,510
Pioneer Disciplined Value Fund                   837,215             --         (121,475)         715,740
Pioneer Emerging Markets Fund                    167,916          3,185               --          171,101
Pioneer Equity Income Fund                       171,969            123          (22,986)         149,106
Pioneer Floating Rate Fund                       238,387             --         (118,691)         119,696
Pioneer Fund                                     240,960             --          (55,360)         185,600
Pioneer Fundamental Growth Fund                  388,080            394          (57,384)         331,090
Pioneer Global Aggregate Bond Fund               168,972         22,528               --          191,500
Pioneer Global Equity Fund                       520,389             --          (11,061)         509,328
Pioneer Global High Yield Fund                   887,608          3,435           (3,112)         887,931
Pioneer Growth Opportunities Fund                106,710            252             (461)         106,501
Pioneer High Yield Fund                          262,803         44,223               --          307,026
Pioneer International Value Fund                 166,908         18,182           (6,423)         178,667
Pioneer Mid Cap Value Fund                       322,479          7,616               --          330,095
Pioneer Multi-Asset Ultrashort Income Fund       117,282          8,031               --          125,313
Pioneer Real Estate Shares                        19,490          4,642           (3,602)          20,530
Pioneer Research Fund                            354,905             --          (28,000)         326,905
Pioneer Select Mid Cap Growth Fund               110,050         10,666               --          120,716
Pioneer Short Term Income Fund                 1,853,885          8,047           (6,949)       1,854,983
Pioneer Strategic Income Fund                    299,151         12,000             (782)         310,369

                                               Realized       Capital Gain     Dividend         Ending
Underlying Funds (Affiliated)                 Gain (Loss)    Distributions      Income          Value
---------------------------------------------------------------------------------------------------------
Pioneer Absolute Return Credit Fund           $       --        $    --       $   85,497     $  3,227,587
Pioneer Bond Fund                                110,843             --          425,391       18,299,713
Pioneer Cullen Value Fund                        (45,649)            --               --        4,589,243
Pioneer Disciplined Growth Fund                  (61,491)            --               --        4,180,028
Pioneer Disciplined Value Fund                   (82,097)            --               --        6,055,162
Pioneer Emerging Markets Fund                         --             --               --        4,180,009
Pioneer Equity Income Fund                        (1,264)            --           73,964        4,088,493
Pioneer Floating Rate Fund                       (27,490)            --           28,430          821,115
Pioneer Fund                                    (344,438)            --           60,034        7,483,404
Pioneer Fundamental Growth Fund                   34,520             --               --        4,304,166
Pioneer Global Aggregate Bond Fund                    --             --           35,735        2,150,541
Pioneer Global Equity Fund                        19,149             --               --        4,782,594
Pioneer Global High Yield Fund                    (6,315)            --          346,262        8,444,220
Pioneer Growth Opportunities Fund                   (729)            --               --        3,164,157
Pioneer High Yield Fund                               --             --           72,660        3,018,063
Pioneer International Value Fund                  (1,884)            --               --        3,096,305
Pioneer Mid Cap Value Fund                            --             --               --        7,113,546
Pioneer Multi-Asset Ultrashort Income Fund            --             --           11,630        1,256,888
Pioneer Real Estate Shares                        50,241             --            4,615          501,967
Pioneer Research Fund                              8,645             --               --        3,409,622
Pioneer Select Mid Cap Growth Fund                    --             --               --        2,368,451
Pioneer Short Term Income Fund                    (1,035)            --          306,602       17,844,942
Pioneer Strategic Income Fund                        214             --           82,986        3,386,122
                                              ----------        -------       ----------     ------------
                                              $ (348,780)       $    --       $1,533,806     $117,766,338
                                              ==========        =======       ==========     ============
---------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

Pioneer Ibbotson Growth Allocation Fund
---------------------------------------------------------------------------------------------------------
                                               Beginning      Acquisitions   Dispositions       Ending
                                              Shares/Par       Shares/Par     Shares/Par      Share/Par
Underlying Funds (Affiliated)                   Amount           Amount         Amount          Amount
---------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                              2,345,278             --         (200,790)       2,144,488
Pioneer Cullen Value Fund                        626,223             --          (71,895)         554,328
Pioneer Disciplined Growth Fund                1,028,480             --          (67,855)         960,625
Pioneer Disciplined Value Fund                 1,202,417          5,570          (18,848)       1,189,139
Pioneer Emerging Markets Fund                    419,485          7,835               --          427,320
Pioneer Equity Income Fund                       356,550             --          (26,716)         329,834
Pioneer Fund                                     388,272             --          (85,829)         302,443
Pioneer Fundamental Growth Fund                  713,993          1,796          (44,166)         671,623
Pioneer Global Aggregate Bond Fund               233,256         23,727               --          256,983
Pioneer Global Equity Fund                     1,005,041          4,791          (30,197)         979,635
Pioneer Global High Yield Fund                   550,785             --          (19,086)         531,699
Pioneer Government Income Fund                     1,999             --               --            1,999
Pioneer Growth Opportunities Fund                139,102             --          (21,643)         117,459
Pioneer High Yield Fund                          264,945             --           (7,977)         256,968
Pioneer Independence Fund                          3,125             --             (407)           2,718
Pioneer International Value Fund                 539,489        171,981           (1,643)         709,827
Pioneer Mid Cap Value Fund                       679,336             93          (37,946)         641,483
Pioneer Oak Ridge Large Cap Growth Fund            2,941             --             (665)           2,276
Pioneer Oak Ridge Small Cap Growth Fund          137,215          3,619               --          140,834
Pioneer Real Estate Shares                        56,346         16,343           (7,404)          65,285
Pioneer Research Fund                            844,920             --         (191,547)         653,373
Pioneer Select Mid Cap Growth Fund               213,242         19,674               --          232,916
Pioneer Short Term Income Fund                 1,931,274         65,956               --        1,997,230
Pioneer Strategic Income Fund                    343,482         34,772               --          378,254
Pioneer Value Fund                                 3,362             --             (547)           2,815

                                               Realized       Capital Gain     Dividend         Ending
Underlying Funds (Affiliated)                 Gain (Loss)    Distributions      Income           Value
---------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                             $  112,898        $    --       $  476,508     $ 20,694,311
Pioneer Cullen Value Fund                       (191,978)            --               --       10,083,233
Pioneer Disciplined Growth Fund                  (42,677)            --               --        9,663,890
Pioneer Disciplined Value Fund                   (13,620)            --               --       10,060,118
Pioneer Emerging Markets Fund                         --             --               --       10,439,420
Pioneer Equity Income Fund                       (50,968)            --          159,992        9,044,037
Pioneer Fund                                    (615,529)            --           97,119       12,194,489
Pioneer Fundamental Growth Fund                   90,645             --               --        8,731,100
Pioneer Global Aggregate Bond Fund                    --             --           46,849        2,885,921
Pioneer Global Equity Fund                        74,460             --               --        9,198,768
Pioneer Global High Yield Fund                   (28,862)            --          210,742        5,056,457
Pioneer Government Income Fund                        --             --              376           20,530
Pioneer Growth Opportunities Fund                150,725             --               --        3,489,692
Pioneer High Yield Fund                           19,429             --           65,280        2,525,994
Pioneer Independence Fund                          2,442             --               --           33,080
Pioneer International Value Fund                  (3,017)            --               --       12,301,299
Pioneer Mid Cap Value Fund                      (162,372)            --               --       13,823,953
Pioneer Oak Ridge Large Cap Growth Fund            3,171             --               --           30,062
Pioneer Oak Ridge Small Cap Growth Fund               --             --               --        4,110,945
Pioneer Real Estate Shares                        92,547             --           13,541        1,596,208
Pioneer Research Fund                             30,596             --               --        6,814,680
Pioneer Select Mid Cap Growth Fund                    --             --               --        4,569,819
Pioneer Short Term Income Fund                        --             --          323,244       19,213,352
Pioneer Strategic Income Fund                         --             --           96,442        4,126,747
Pioneer Value Fund                                 1,491             --              302           32,595
                                              ----------        -------       ----------     ------------
                                              $ (530,619)       $    --       $1,490,395     $180,740,700
                                              ==========        =======       ==========     ============
---------------------------------------------------------------------------------------------------------

[LOGO]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust

Officers                                               Trustees
John F. Cogan, Jr., President*                         Thomas J. Perna, Chairman
Daniel K. Kingsbury, Executive Vice President          David R. Bock
Mark E. Bradley, Treasurer**                           Mary K. Bush
Christopher J. Kelley, Secretary                       John F. Cogan, Jr.
                                                       Benjamin M. Friedman
                                                       Margaret B.W. Graham
                                                       Daniel K. Kingsbury
                                                       Marguerite A. Piret
                                                       Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Investment Subadviser
Ibbotson Associates, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*     Chief Executive Officer of the Funds
**    Chief Financial and Accounting Officer of the Funds

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)


Proxy Voting Policies and Procedures of the Portfolios are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolios voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19640-06-0812



                                                           [LOGO] PIONEER
                                                                  Investments(R)







                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Mid Cap Value VCT Portfolio -- Class I and II Shares



                                                               SEMIANNUAL REPORT

                                                                   June 30, 2012


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




Table of Contents
--------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio

  Portfolio and Performance Update               2

  Comparing Ongoing Portfolio Expenses           3

  Portfolio Management Discussion                4

  Schedule of Investments                        7

  Financial Statements                          10

  Notes to Financial Statements                 15

  Trustees, Officers and Service Providers      18


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.


Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/12
--------------------------------------------------------------------------------

[The data is a representation of a pie chart in the printed material]

Portfolio Diversification
(As a percentage of total investment portfolio)

U.S. Common Stocks                                 93.3%
International Common Stocks                         4.5%
Depositary Receipts for International Stocks        1.5%
Exchange Traded Fund                                0.7%

[The data is a representation of a pie chart in the printed material]

Sector Distribution
(As a percentage of equity holdings)

Financials                                         31.8%
Industrials                                        12.7%
Health Care                                        11.5%
Utilities                                          10.2%
Consumer Discretionary                              9.1%
Information Technology                              8.5%
Energy                                              7.5%
Consumer Staples                                    3.7%
Materials                                           3.3%
Telecommunication Services                          1.7%

Five Largest Holdings
(As a percentage of equity holdings)*

1.   CIT Group, Inc.                               2.59%
2.   Spirit Aerosystems Holdings, Inc.             2.35
3.   Capital One Financial Corp.                   2.34
4.   The Allstate Corp.                            2.09
5.   Hanesbrands, Inc.                             1.95

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/12
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                    6/30/12          12/31/11
  Class I                                    $16.45            $15.85
  Class II                                   $16.35            $15.75

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/12 - 6/30/12)          Income         Capital Gains     Capital Gains
  Class I                   $0.1748        $ -               $ -
  Class II                  $0.1421        $ -               $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Mid Cap Value VCT Portfolio at net asset value, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The data is a representation of a line chart in the printed material]

             Pioneer Mid Cap              Pioneer Mid Cap             Russell
           Value VCT Portfolio,         Value VCT Portfolio,        Midcap Value
                 Class I                     Class II                  Index
06/02            $10,000                     $10,000                   $10,000
                  10,222                      10,196                     9,936
06/04             13,517                      13,447                    12,998
                  15,817                      15,694                    15,831
06/06             16,552                      16,385                    18,088
                  20,824                      20,557                    22,083
06/08             18,031                      17,745                    18,310
                  13,443                      13,194                    12,723
06/10             15,564                      15,246                    16,401
                  20,288                      19,826                    22,022
06/12             18,987                      18,499                    21,940

The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2012)

--------------------------------------------------------------------------------
                                                    Class I        Class II
--------------------------------------------------------------------------------
10 Years                                              6.62%          6.34%
5 Years                                              -1.83%         -2.09%
1 Year                                               -6.41%         -6.69%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from January 1, 2012 through June 30, 2012.

       Share Class                                 I              II
       -----------------------------------------------------------------
       Beginning Account Value on 1/1/12       $1,000.00       $1,000.00
       Ending Account Value on 6/30/12         $1,049.20       $1,047.40
       Expenses Paid During Period*            $    3.67       $    4.94

* Expenses are equal to the Portfolio's annualized expense ratio of 0.72% and 0.97% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2012 through June 30, 2012.

       Share Class                                 I              II
       -----------------------------------------------------------------
       Beginning Account Value on 1/1/12       $1,000.00       $1,000.00
       Ending Account Value on 6/30/12         $1,021.28       $1,020.04
       Expenses Paid During Period*            $    3.62       $    4.87

* Expenses are equal to the Portfolio's annualized expense ratio of 0.72% and 0.97% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/12
--------------------------------------------------------------------------------

Equity investments produced generally positive results in the first half of 2012, although the bullish market trends that powered solid performance in the first quarter gave way to uncertainty and increased volatility during the second quarter. In the following interview, Rod Wright, senior vice president and portfolio manager at Pioneer, and Timothy Horan, vice president and portfolio manager at Pioneer, discuss the factors that affected the performance of Pioneer Mid Cap Value VCT Portfolio during the six-month period ended June 30, 2012. Mr. Wright and Mr. Horan are responsible for day-to-day management of the Portfolio.

Q:   How did the Portfolio perform during the six months ended June 30, 2012?

A: Pioneer Mid Cap Value VCT Portfolio Class I shares returned 4.92% at net asset value during the six months ended June 30, 2012, and Class II shares returned 4.74%. During the same period, the Portfolio's benchmark, the Russell Midcap Value Index (the Russell Index), returned 7.78%, while the average return of the 79 variable portfolios in Lipper's Multi-Cap Value Underlying Portfolios category was 6.64%.

Q: How would you describe the investment environment for equities during the six months ended June 30, 2012?

A: The six-month period ended June 30, 2012, was a challenging one for the equity market. The period started out with a general feeling of confidence about the overall economy, and about the outlook for corporate profits. That confidence began to weaken, however, in the second quarter (April through June 2012). Renewed concerns about the European sovereign-debt crisis, which resurfaced as a major issue, first in Greece and then in the larger economies of Spain and Italy, was the major reason behind the decline in investor confidence during the second quarter. At the same time, the economic outlook in the U.S. became less clear, as growth appeared to weaken and job creation began to slow. As a consequence, stocks began to give up many of the gains realized late in 2011 and early in 2012.

Q: How did the Portfolio's positioning and investment strategy affect performance relative to the Russell Index during the six months ended June 30, 2012?

A. The Portfolio, which had been showing steady progress in preceding months, lost ground against the benchmark during the period as market volatility intensified in the second quarter. An overweight position in the more economically sensitive industrials sector proved to be a large drag on benchmark-relative performance, and the Portfolio's overweight to the health care sector also held back relative results during the period, particularly when share prices of several health insurance companies fell after the U.S. Supreme Court's late-June decision upholding the constitutionality of the Affordable Care Act. The negative effects of the Portfolio's weightings were softened somewhat, however, by good performance from some individual stock holdings, particularly in hospital management as well as several investments in the financials sector.

     The final three months of the period were particularly challenging for the investment style that we apply to the Portfolio, which relies primarily on fundamental analysis of individual stocks. When picking stocks for the Portfolio, we focus on identifying companies selling at attractive prices, and that we believe have solid financial positions, good managements and effective business plans that, realistically, can drive future earnings growth. Because we emphasize stock selection, the Portfolio's sector weightings tend

A Word About Risk:

Mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     to be a result of the cumulative effect of our purchases of stocks in what we believe to be good companies selling at good prices.

     As part of our investment discipline, we will sell successful investments when their prices rise and they have reached the price targets we had set. During the past six months, however, company fundamentals did not prove to be as important a factor in generating investment results, while investor reactions to various macroeconomic trends and forecasts did. Nevertheless, we believe that over the longer term, finding and compiling a portfolio of quality companies still is the best way to produce solid investment results, regardless of short-term market and macroeconomic issues.

Q: What were some of the individual investments that most helped the Portfolio's benchmark-relative performance during the six months ended June 30, 2012?

A: Four of the top-10 positive contributors to the Portfolio's relative performance during the period were financials stocks, led by Capital One Financial, a banking and credit card company, and Allstate Insurance, a property/casualty insurer. The Portfolio has had a large position in Capital One, a company that had a good valuation and a very sound credit card business that we believed had been strengthened by two recent acquisitions. Allstate began the six-month period with a very inexpensive share price, but the price rose when the company reported solid growth in earnings as the effects of changes in its underwriting practices took hold. The third most significant contributor to the Portfolio's results during the period was Wyndham Worldwide, a global hospitality business involved in hotel franchising, vacation exchanges and timeshare sales. Wyndham, which requires relatively limited capital to fund its operations, demonstrated healthy earnings gains during the six-month period.

     Other positive individual contributors to Portfolio performance during the six months included: Watson Pharmaceuticals, a specialty pharmaceutical company with a healthy pipeline of developing products; Hanesbrands, the apparel manufacturer whose earnings bounced back during the period when the cost of raw materials declined; financial services firm Discover Financial; regional banking firm SunTrust Banks; PPG Industries, a materials company specializing in coatings for the automotive industry and for other applications; motorcycle company Harley Davidson; and Health Management Associates, which operates hospitals and other health care institutions.

     We took profits and sold the Portfolio's positions in PPG Industries and Harley Davidson after their stocks hit our price targets.

Q: What were some of the individual investments that produced disappointing results for the Portfolio during the six months ended June 30, 2012?

A: While the Portfolio's investments in the industrials sector had shown good earnings results in the first quarter of 2012 (January through March), the stock prices were hit hard by the concerns that arose about the European debt situation and the pace of domestic growth in the U.S. The most notable disappointment in the industrials sector was the Portfolio's holding in KBR, a global engineering and construction management firm, whose share price fell dramatically as concerns about the global economy worsened.

     Stock selection in the information technology sector was a big drag on the Portfolio's relative performance during the period, and the poor performers from that sector included: Rovi, which produces digital entertainment

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/12                            (continued)
--------------------------------------------------------------------------------

     products; VeriFone Systems, which provides security services for electronic payment processing; and Juniper Networks, a communications equipment provider. The Portfolio's positions in several health insurance companies also suffered losses in the wake of the Supreme Court decision regarding the Affordable Care Act. The underperformers in that group included Aetna, Humana, and Cigna.

     We subsequently sold the Portfolio's position in Juniper Networks.

Q:   What is your investment outlook?

A: Although stock prices of late have moved in reaction to macroeconomic concerns rather than the fundamental strengths of individual companies, we continue to have confidence in the long-term value of our fundamentally based selection process. We think that, over time, the process should result in good Portfolio performance, notwithstanding short-term market moves based on non-fundamental factors. We continue to be optimistic about the growth prospects of the companies we have been identifying, and we intend to maintain our focus on investing the Portfolio in what we believe to be good companies with attractive stock prices, and good long-term prospects. We intend to keep the Portfolio fully invested in the stocks of such companies, although we expect to generally avoid companies whose earnings results are highly sensitive to the problems in Europe.
















     Please refer to the Schedule of Investments on pages 7 to 9 for a full listing of Portfolio securities.

     Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

     Shares                                                                Value
                  COMMON STOCKS - 97.6%
                  Energy - 7.4%
                  Oil & Gas Drilling - 1.3%
      90,300      Ensco Plc                                         $  4,241,391
                                                                    ------------
                  Oil & Gas Equipment & Services - 1.2%
      61,800      National Oilwell Varco, Inc.                      $  3,982,392
                                                                    ------------
                  Integrated Oil & Gas - 0.8%
      90,201      QEP Resources, Inc.                               $  2,703,324
                                                                    ------------
                  Oil & Gas Exploration & Production - 2.7%
      68,100      Cabot Oil & Gas Corp.                             $  2,683,140
      44,890      Noble Energy, Inc.                                   3,807,570
      83,700      Southwestern Energy Co.*                             2,672,541
                                                                    ------------
                                                                    $  9,163,251
                                                                    ------------
                  Oil & Gas Refining & Marketing - 0.6%
      83,345      Valero Energy Corp.                               $  2,012,782
                                                                    ------------
                  Coal & Consumable Fuels - 0.8%
     370,800      Arch Coal, Inc.                                   $  2,554,812
                                                                    ------------
                  Total Energy                                      $ 24,657,952
                                                                    ------------
                  Materials - 2.8%
                  Fertilizers & Agricultural Chemicals - 1.4%
      81,200      The Mosaic Co.                                    $  4,446,512
                                                                    ------------
                  Specialty Chemicals - 0.8%
      39,500      Ecolab, Inc.                                      $  2,706,935
                                                                    ------------
                  Steel - 0.6%
      94,400      United States Steel Corp.                         $  1,944,640
                                                                    ------------
                  Total Materials                                   $  9,098,087
                                                                    ------------
                  Capital Goods - 9.4%
                  Aerospace & Defense - 2.3%
     321,200      Spirit Aerosystems Holdings, Inc.*                $  7,654,196
                                                                    ------------
                  Construction & Engineering - 3.1%
     127,200      Fluor Corp.                                       $  6,276,048
     164,300      KBR, Inc.                                            4,059,853
                                                                    ------------
                                                                    $ 10,335,901
                                                                    ------------
                  Industrial Machinery - 4.0%
     135,000      IDEX Corp.                                        $  5,262,300
      72,915      SPX Corp.                                            4,762,808
      47,949      Stanley Black & Decker, Inc.                         3,085,998
                                                                    ------------
                                                                    $ 13,111,106
                                                                    ------------
                  Total Capital Goods                               $ 31,101,203
                                                                    ------------
                  Commercial Services & Supplies - 1.7%
                  Environmental & Facilities Services - 0.5%
      62,700      Republic Services, Inc.                           $  1,659,042
                                                                    ------------
                  Human Resource & Employment Services - 1.2%
      64,216      Towers Watson & Co.                               $  3,846,538
                                                                    ------------
                  Total Commercial Services &
                  Supplies                                          $  5,505,580
                                                                    ------------

      Shares                                                              Value
                  Transportation - 1.4%
                  Airlines - 1.4%
     517,900      Southwest Airlines Co.                           $  4,775,038
                                                                   ------------
                  Total Transportation                             $  4,775,038
                                                                   ------------
                  Consumer Durables & Apparel - 2.7%
                  Housewares & Specialties - 0.8%
      58,556      Jarden Corp.                                     $  2,460,523
                                                                   ------------
                  Apparel, Accessories & Luxury Goods - 1.9%
     229,200      Hanesbrands, Inc.*                               $  6,355,716
                                                                   ------------
                  Total Consumer Durables &
                  Apparel                                          $  8,816,239
                                                                   ------------
                  Consumer Services - 2.5%
                  Hotels, Resorts & Cruise Lines - 1.8%
     111,350      Wyndham Worldwide Corp.                          $  5,872,599
                                                                   ------------
                  Specialized Consumer Services - 0.7%
      73,003      Sotheby's Holding, Inc.                          $  2,435,380
                                                                   ------------
                  Total Consumer Services                          $  8,307,979
                                                                   ------------
                  Retailing - 3.8%
                  Department Stores - 1.0%
      72,900      Kohl's Corp.                                     $  3,316,221
                                                                   ------------
                  Computer & Electronics Retail - 1.4%
     144,100      Rent-A-Center, Inc.*                             $  4,861,934
                                                                   ------------
                  Specialty Stores - 1.4%
     177,400      Sally Beauty Holdings, Inc.*                     $  4,566,276
                                                                   ------------
                  Total Retailing                                  $ 12,744,431
                                                                   ------------
                  Food & Staples Retailing - 1.1%
                  Drug Retail - 1.1%
      77,800      CVS Caremark Corp.                               $  3,635,594
                                                                   ------------
                  Total Food & Staples Retailing                   $  3,635,594
                                                                   ------------
                  Food, Beverage & Tobacco - 2.5%
                  Packaged Foods & Meats - 2.5%
     166,000      Campbell Soup Co.                                $  5,541,080
      38,115      The JM Smucker Co.                                  2,878,445
                                                                   ------------
                                                                   $  8,419,525
                                                                   ------------
                  Total Food, Beverage &
                  Tobacco                                          $  8,419,525
                                                                   ------------
                  Health Care Equipment & Services - 7.3%
                  Health Care Equipment - 1.8%
     231,500      CareFusion Corp. *                               $  5,944,920
                                                                   ------------
                  Health Care Facilities - 1.2%
     484,200      Health Management Associates,
                  Inc.*                                            $  3,800,970
                                                                   ------------
                  Managed Health Care - 4.3%
     104,573      Aetna, Inc.                                      $  4,054,295
     126,200      Cigna Corp.                                         5,552,800
      61,715      Humana, Inc.                                        4,779,210
                                                                   ------------
                                                                   $ 14,386,305
                                                                   ------------
                  Total Health Care Equipment &
                  Services                                         $ 24,132,195
                                                                   ------------

The accompanying notes are an integral part of these financial statements.     7

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

      Shares                                                               Value
                  Pharmaceuticals, Biotechnology & Life
                  Sciences - 4.1%
                  Pharmaceuticals - 2.6%
     124,800      Teva Pharmaceutical Industries, Ltd.
                         (A.D.R.)                                   $  4,922,112
      48,500      Watson Pharmaceuticals, Inc.*                        3,588,515
                                                                    ------------
                                                                    $  8,510,627
                                                                    ------------
                  Life Sciences Tools & Services - 1.5%
     125,100      Agilent Technologies, Inc.                        $  4,908,924
                                                                    ------------
                  Total Pharmaceuticals,
                  Biotechnology & Life Sciences                     $ 13,419,551
                                                                    ------------
                  Banks - 6.8%
                  Regional Banks - 6.8%
     236,800      CIT Group, Inc.*                                  $  8,439,552
     278,200      First Horizon National Corp.                         2,406,430
     104,200      First Republic Bank Corp.*                           3,501,120
      92,650      PNC Financial Services Group, Inc.                   5,661,842
     133,600      Zions Bancorporation                                 2,594,512
                                                                    ------------
                                                                    $ 22,603,456
                                                                    ------------
                  Total Banks                                       $ 22,603,456
                                                                    ------------
                  Diversified Financials - 6.4%
                  Specialized Finance - 1.2%
     111,124      Moody's Corp.                                     $  4,061,582
                                                                    ------------
                  Consumer Finance - 3.6%
     139,500      Capital One Financial Corp.                       $  7,625,070
     123,700      Discover Financial Services LLC                      4,277,546
                                                                    ------------
                                                                    $ 11,902,616
                                                                    ------------
                  Asset Management & Custody Banks - 1.6%
     100,600      Ameriprise Financial, Inc.                        $  5,257,356
                                                                    ------------
                  Total Diversified Financials                      $ 21,221,554
                                                                    ------------
                  Insurance - 8.4%
                  Insurance Brokers - 1.8%
     125,300      Aon Plc                                           $  5,861,534
                                                                    ------------
                  Life & Health Insurance - 3.2%
     133,600      Aflac, Inc.                                       $  5,690,024
     257,094      Unum Group                                           4,918,208
                                                                    ------------
                                                                    $ 10,608,232
                                                                    ------------
                  Property & Casualty Insurance - 3.4%
     140,215      Axis Capital Holdings, Ltd.                       $  4,563,998
     194,500      The Allstate Corp.                                   6,825,005
                                                                    ------------
                                                                    $ 11,389,003
                                                                    ------------
                  Total Insurance                                   $ 27,858,769
                                                                    ------------
                  Real Estate - 9.6%
                  Diversified REIT's - 0.9%
     206,600      Duke Realty Corp.                                 $  3,024,624
                                                                    ------------
                  Mortgage REIT's - 1.1%
     219,160      Annaly Capital Management, Inc.                   $  3,677,505
                                                                    ------------

      Shares                                                               Value
                  Office REIT's - 2.3%
     206,500      BioMed Realty Trust, Inc.                         $  3,857,420
      35,641      Boston Properties, Inc.                              3,862,415
                                                                    ------------
                                                                    $  7,719,835
                                                                    ------------
                  Residential REIT's - 1.6%
      36,900      American Campus Communities, Inc.                 $  1,659,762
      60,700      Equity Residential Property Trust                    3,785,252
                                                                    ------------
                                                                    $  5,445,014
                                                                    ------------
                  Retail REIT's - 1.6%
     273,900      Kimco Realty Corp.                                $  5,212,317
                                                                    ------------
                  Specialized REIT's - 2.1%
     221,905      Host Hotels & Resorts, Inc.                       $  3,510,537
     144,000      Pebblebrook Hotel Trust                              3,356,640
                                                                    ------------
                                                                    $  6,867,177
                                                                    ------------
                  Total Real Estate                                 $ 31,946,472
                                                                    ------------
                  Software & Services - 3.9%
                  Data Processing & Outsourced Services - 1.4%
     139,200      VeriFone Systems, Inc.*                           $  4,606,128
                                                                    ------------
                  Application Software - 1.2%
     444,666      Compuware Corp.*                                  $  4,130,947
                                                                    ------------
                  Systems Software - 1.3%
     219,000      Rovi Corp.*                                       $  4,296,780
                                                                    ------------
                  Total Software & Services                         $ 13,033,855
                                                                    ------------
                  Technology Hardware & Equipment - 1.3%
                  Computer Storage & Peripherals - 1.3%
     121,100      SanDisk Corp.*                                    $  4,417,728
                                                                    ------------
                  Total Technology Hardware &
                  Equipment                                         $  4,417,728
                                                                    ------------
                  Semiconductors & Semiconductor
                  Equipment - 3.1%
                  Semiconductors - 3.1%
     138,745      Analog Devices, Inc.                              $  5,226,524
     149,500      Xilinx, Inc.                                         5,018,715
                                                                    ------------
                                                                    $ 10,245,239
                                                                    ------------
                  Total Semiconductors &
                  Semiconductor Equipment                           $ 10,245,239
                                                                    ------------
                  Telecommunication Services - 1.3%
                  Integrated Telecommunication Services - 1.3%
     107,520      CenturyLink, Inc.                                 $  4,245,965
                                                                    ------------
                  Total Telecommunication
                  Services                                          $  4,245,965
                                                                    ------------
                  Utilities - 10.1%
                  Electric Utilities - 5.3%
      99,900      American Electric Power Co, Inc.                  $  3,986,010
     128,900      Northeast Utilities Corp.                            5,002,609
      67,100      Pinnacle West Capital Corp.                          3,471,754
      77,495      PNM Resources, Inc.                                  1,514,252
     131,860      PPL Corp.                                            3,667,027
                                                                    ------------
                                                                    $ 17,641,652
                                                                    ------------

8     The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                                   Value
              Gas Utilities - 0.5%
  42,100      AGL Resources, Inc.                                   $  1,631,375
                                                                    ------------
              Multi-Utilities - 4.3%
 168,630      Ameren Corp.                                          $  5,655,850
 187,475      CMS Energy Corp.                                         4,405,662
  65,635      Consolidated Edison, Inc.                                4,081,841
                                                                    ------------
                                                                    $ 14,143,353
                                                                    ------------
              Total Utilities                                       $ 33,416,380
                                                                    ------------
              TOTAL COMMON STOCKS
              (Cost $307,272,344)                                   $323,602,792
                                                                    ------------
              MUTUAL FUND - 0.6%
              Materials - 0.6%
              Precious Metals & Minerals - 0.6%
  43,000      Market Vectors Gold Miners ETF                        $  1,925,110
                                                                    ------------
              Total Materials                                       $  1,925,110
                                                                    ------------
              TOTAL MUTUAL FUND
              (Cost $1,991,519)                                     $  1,925,110
                                                                    ------------
              TOTAL INVESTMENT IN
              SECURITIES - 98.2%                                    $325,527,902
                                                                    ------------
              (Cost $309,263,863) (a)
              OTHER ASSETS &
              LIABILITIES - 1.8%                                    $  6,004,100
                                                                    ------------
              TOTAL NET ASSETS - 100.0%                             $331,532,002
                                                                    ============

REIT's   Real Estate Investment Trust.
(A.D.R.) American Depositary Receipts.
*        Non-income producing security.
(a) At June 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $311,625,695 was as follows:


           Aggregate gross unrealized gain for all investments in
           which there is an excess of value over tax cost           $25,691,701
           Aggregate gross unrealized loss for all investments in
           which there is an excess of tax cost over value           (11,789,494)
                                                                     -----------
           Net unrealized gain                                       $13,902,207
                                                                     ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2012 aggregated $170,585,071 and $163,777,472, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level
3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2012, in valuing the Portfolio's assets:

                      Level 1        Level 2     Level 3        Total
Common Stocks     $323,602,792         $ --        $ --     $323,602,792
Mutual Fund          1,925,110           --          --        1,925,110
                  ------------         ----        ----     ------------
  Total           $325,527,902         $ --        $ --     $325,527,902
                  ============         ====        ====     ============


The accompanying notes are an integral part of these financial statements.     9

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Six Months
                                                      Ended          Year       Year         Year        Year         Year
                                                     6/30/12         Ended      Ended        Ended      Ended        Ended
                                                   (unaudited)     12/31/11   12/31/10     12/30/09    12/30/08     12/30/07
Class I
Net asset value, beginning of period                 $ 15.85        $ 16.93   $  14.48     $  11.72     $  19.22     $  20.32
                                                     -------        -------   --------     --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                               $  0.11        $  0.23   $   0.18     $   0.20     $   0.23     $   0.21
 Net realized and unrealized gain (loss) on
  investments                                           0.66          (1.17)      2.43         2.76        (6.24)        1.11
                                                     -------        -------   --------     --------     --------     --------
  Net increase (decrease) from investment
    operations                                       $  0.77        $ (0.94)  $   2.61     $   2.96     $  (6.01)    $   1.32
Distributions to shareowners:
 Net investment income                                 (0.17)         (0.14)     (0.16)       (0.20)       (0.19)       (0.17)
 Net realized gain                                        --             --         --           --        (1.30)       (2.25)
                                                     -------        -------   --------     --------     --------     --------
Net increase (decrease) in net asset value           $  0.60        $ (1.08)  $   2.45     $   2.76     $  (7.50)    $  (1.10)
                                                     -------        -------   --------     --------     --------     --------
Net asset value, end of period                       $ 16.45        $ 15.85   $  16.93     $  14.48     $  11.72     $  19.22
                                                     =======        =======   ========     ========     ========     ========
Total return*                                           4.92%         (5.64)%    18.22%       25.58%      (33.58)%       5.58%
Ratio of net expenses to average net assets+            0.72%**        0.72%      0.74%        0.75%        0.77%        0.71%
Ratio of net investment income to average net
 assets+                                                1.08%**        1.23%      1.02%        1.39%        1.23%        0.80%
Portfolio turnover rate                                  102%**          88%        99%          88%          60%          57%
Net assets, end of period (in thousands)             $89,811        $92,100   $116,729     $113,962     $103,527     $192,387
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                           0.72%**        0.72%      0.74%        0.75%        0.77%        0.71%
 Net investment income                                  1.08%**        1.23%      1.02%        1.39%        1.23%        0.80%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.
NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.


10    The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   Six Months
                                                     Ended         Year         Year         Year         Year        Year
                                                    6/30/12        Ended        Ended        Ended       Ended       Ended
                                                  (unaudited)    12/31/11     12/31/10     12/30/09     12/31/08    12/31/07
Class II
Net asset value, beginning of period               $  15.75      $  16.83     $  14.41     $  11.66     $ 19.13     $  20.24
                                                   --------      --------     --------     --------     -------     --------
Increase (decrease) from investment operations:
 Net investment income                             $   0.05      $   0.14     $   0.09     $   0.10     $  0.16     $   0.10
 Net realized and unrealized gain (loss) on
  investments                                          0.69         (1.11)        2.46         2.81       (6.18)        1.17
                                                   --------      --------     --------     --------     -------     --------
  Net increase (decrease) from investment
    operations                                     $   0.74      $  (0.97)    $   2.55     $   2.91     $ (6.03)    $   1.27
Distributions to shareowners:
 Net investment income                                (0.14)        (0.11)       (0.13)       (0.16)      (0.14)       (0.13)
 Net realized gain                                       --            --           --           --       (1.30)       (2.25)
                                                   --------      --------     --------     --------     -------     --------
Net increase (decrease) in net asset value         $   0.60      $  (1.08)    $   2.42     $   2.75     $ (7.47)    $  (1.11)
                                                   --------      --------     --------     --------     -------     --------
Net asset value, end of period                     $  16.35      $  15.75     $  16.83     $  14.41     $ 11.66     $  19.13
                                                   ========      ========     ========     ========     =======     ========
Total return*                                          4.74%        (5.84)%      17.89%       25.26%     (33.76)%       5.35%
Ratio of net expenses to average net assets+           0.97%**       0.97%        0.99%        1.00%       1.02%        0.96%
Ratio of net investment income to average net
 assets+                                               0.85%**       1.03%        0.79%        1.14%       1.00%        0.63%
Portfolio turnover rate                                 102%**         88%          99%          88%         60%          57%
Net assets, end of period (in thousands)           $241,721      $207,057     $179,212     $125,589     $78,419     $124,722

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.
NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.


The accompanying notes are an integral part of these financial statements.    11

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost $309,263,863)                      $ 325,527,902
 Cash                                                                  2,472,317
 Receivables --
   Investment securities purchased                                     5,865,699
   Portfolio shares sold                                                 189,973
   Dividends                                                             498,815
 Other                                                                     1,833
                                                                   -------------
    Total assets                                                   $ 334,556,539
                                                                   -------------
LIABILITIES:
 Payables --
   Investment securities purchased                                 $   2,828,745
   Portfolio shares repurchased                                          129,192
 Due to affiliates                                                        32,128
 Accrued expenses                                                         34,472
                                                                   -------------
    Total liabilities                                              $   3,024,537
                                                                   -------------
NET ASSETS:
 Paid-in capital                                                   $ 324,918,675
 Undistributed net investment income                                   1,782,483
 Accumulated net realized loss on investments                        (11,433,195)
 Net unrealized gain on investments                                   16,264,039
                                                                   -------------
    Total net assets                                               $ 331,532,002
                                                                   =============
NET ASSET VALUE PER SHARE:
(No par value unlimited number of shares authorized)
 Class I (based on $89,811,029/5,460,461 shares)                   $       16.45
                                                                   =============
 Class II (based on $241,720,973/14,782,289 shares)                $       16.35
                                                                   =============


12    The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Period Ended 6/30/12

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $18,263)      $2,960,293
 Interest                                                       4,586
                                                           ----------
  Total investment income                                                  $ 2,964,879
                                                                           -----------
EXPENSES:
 Management fees                                           $1,063,720
 Transfer agent fees and expenses
   Class I                                                        758
   Class II                                                       765
 Distribution fees
   Class II                                                   291,038
 Administrative reimbursements                                 47,044
 Custodian fees                                                14,640
 Professional fees                                             29,081
 Printing expense                                               8,974
 Fees and expenses of nonaffiliated trustees                    5,974
 Miscellaneous                                                  5,288
                                                           ----------
 Net expenses                                                              $ 1,467,282
                                                                           -----------
  Net investment income                                                    $ 1,497,597
                                                                           -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on:
   Investments                                             $2,957,529
   Class action                                                79,707      $ 3,037,236
                                                           ----------      -----------
 Change in net unrealized gain on investments:                             $ 9,324,576
                                                                           -----------
 Net gain on investments                                                   $12,361,812
                                                                           -----------
 Net increase in net assets resulting from operations                      $13,859,409
                                                                           ===========



The accompanying notes are an integral part of these financial statements.    13

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               Six Months
                                                                                 Ended
                                                                                6/30/12          Year Ended
                                                                               (unaudited)        12/31/11
FROM OPERATIONS:
Net investment income                                                         $  1,497,597      $  3,289,816
Net realized gain on investments                                                 3,037,236        16,638,954
Change in net unrealized gain (loss) on investments                              9,324,576       (37,246,774)
                                                                              ------------      ------------
  Net increase (decrease) in net assets resulting from operations             $ 13,859,409      $(17,318,004)
                                                                              ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.17 and $0.14 per share, respectively)                           $   (946,096)     $   (890,937)
  Class II ($0.14 and $0.11 per share, respectively)                            (2,077,770)       (1,218,790)
                                                                              ------------      ------------
    Total distributions to shareowners                                        $ (3,023,866)     $ (2,109,727)
                                                                              ------------      ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $ 39,140,175      $ 67,563,713
Reinvestment of distributions                                                    3,023,866         2,109,727
Cost of shares repurchased                                                     (20,624,943)      (47,029,826)
                                                                              ------------      ------------
  Net increase in net assets resulting from Portfolio share transactions      $ 21,539,098      $ 22,643,614
                                                                              ------------      ------------
  Net increase in net assets                                                  $ 32,374,641      $  3,215,883
NET ASSETS:
Beginning of period                                                            299,157,361       295,941,478
                                                                              ------------      ------------
End of period                                                                 $331,532,002      $299,157,361
                                                                              ============      ============
Undistributed net investment income                                           $  1,782,483      $  3,308,752
                                                                              ============      ============

                                              '12 Shares       '12 Amount
                                             (unaudited)      (unaudited)       '11 Shares       '11 Amount
CLASS I
Shares sold                                     105,732      $  1,791,462          410,210      $  7,041,070
Reinvestment of distributions                    59,354           946,096           51,321           890,937
Less shares repurchased                        (514,335)       (8,718,546)      (1,547,418)      (26,052,606)
                                              ---------      ------------       ----------      ------------
  Net decrease                                 (349,249)     $ (5,980,988)      (1,085,887)     $(18,120,599)
                                              =========      ============       ==========      ============
CLASS II
Shares sold                                   2,204,520      $ 37,348,713        3,684,908      $ 60,522,643
Reinvestment of distributions                   131,090         2,077,770           70,573         1,218,790
Less shares repurchased                        (700,597)      (11,906,397)      (1,256,369)      (20,977,220)
                                              ---------      ------------       ----------      ------------
  Net increase                                1,635,013      $ 27,520,086        2,499,112      $ 40,764,213
                                              =========      ============       ==========      ============


14    The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Mid Cap Value VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation
     Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

     Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate structurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

     At June 30, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation
     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts
     The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. During the six months ended June 30, 2012, the Portfolio had no outstanding portfolio or settlement hedges.

D.   Federal Income Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2011 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2011, were as follows:

-------------------------------------------------------------------------------
                                                                     2011
-------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                                 $ 2,109,727
                                                                  -----------
    Total distributions                                           $ 2,109,727
                                                                  ===========
  Distributable Earnings
  (Accumulated Losses):
  Undistributed ordinary income                                   $ 3,289,442
  Current year post October loss deferred                            (497,660)
  Capital loss carryforward                                       (12,772,545)
  Unrealized appreciation                                           5,758,547
                                                                  -----------
    Total                                                         $(4,222,216)
                                                                  ===========
-------------------------------------------------------------------------------

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of Real Estate Investment Trust (REIT) holdings.

E.   Portfolio Shares and Class Allocations
     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $109,364 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2012. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
     Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

     beginning of the day. During the six months ended June 30, 2012 the Portfolio recognized gains of $79,707 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

     Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Risk
     Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or to other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $23,344 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2012.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,947 in transfer agent fees payable to PIMSS at June 30, 2012.

4. Distribution Plan
The Portfolio has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,837 in distribution fees payable to PFD at June 30, 2012.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                           Trustees
John F. Cogan, Jr., President*                     Thomas J. Perna, Chairman
Daniel K. Kingsbury, Executive Vice President      David R. Bock
Mark E. Bradley, Treasurer**                       Mary K. Bush
Christopher J. Kelley, Secretary                   John F. Cogan, Jr.
                                                   Benjamin M. Friedman
                                                   Margaret B.W. Graham
                                                   Daniel K. Kingsbury
                                                   Marguerite A. Piret
                                                   Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


* Chief Executive Officer of the Funds
** Chief Financial and Accounting Officer of the Funds

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.












                                                                   19609-06-0812


                                                            [LOGO]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
               Pioneer Real Estate Shares VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT
                                                                   June 30, 2012

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio
  Portfolio and Performance Update                                             2
  Comparing Ongoing Portfolio Expenses                                         3
  Portfolio Management Discussion                                              4
  Schedule of Investments                                                      7
  Financial Statements                                                         9
  Notes to Financial Statements                                               14
  Trustees, Officers and Service Providers                                    17

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/12
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Apartment                                                                  16.1%
Regional Mall                                                              13.9%
Office                                                                     11.8%
Health Care                                                                11.8%
Shopping Center                                                             9.7%
Diversified                                                                 9.4%
Storage                                                                     8.0%
Industrial                                                                  7.6%
Hotel                                                                       6.4%
Triple Net Lease                                                            3.0%
Manufactured Home                                                           1.5%
Cash Equivalents                                                            0.8%

Five Largest Holdings
(As a percentage of equity holdings)*

1. Simon Property Group, Inc.                                              9.97%
2. Equity Residential Property Trust                                       7.02
3. Public Storage, Inc.                                                    5.42
4. AvalonBay Communities, Inc.                                             4.93
5. Boston Properties, Inc.                                                 4.79

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/12
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                                    6/30/12    12/31/11
  Class I                                                    $ 19.72    $ 17.53
  Class II                                                   $ 19.73    $ 17.54

                                    Net
Distributions per Share             Investment    Short-Term       Long-Term
(1/1/12 - 6/30/12)                  Income        Capital Gains    Capital Gains
  Class I                           $ 0.2100      $  -             $  -
  Class II                          $ 0.1900      $  -             $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Real Estate Shares VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[THE FOLLOWING DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

                             Pioneer Real          Pioneer Real
                           Estate Shares VCT     Estate Shares VCT     MSCI U.S.
                          Portfolio, Class I    Portfolio, Class II   REIT Index
6/02                            $10,000              $10,000            $10,000
6/03                            $10,235              $10,209            $10,394
6/04                            $13,193              $13,127            $13,131
6/05                            $17,819              $17,682            $17,454
6/06                            $22,046              $21,825            $20,883
6/07                            $24,311              $24,011            $23,400
6/08                            $20,755              $20,443            $20,090
6/09                            $11,903              $11,717            $11,303
6/10                            $18,590              $18,269            $17,546
6/11                            $24,699              $24,228            $23,527
6/12                            $27,922              $27,325            $26,631

The MSCI U.S. REIT Index is a widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2012)

--------------------------------------------------------------------------------
                                                             Class I    Class II
--------------------------------------------------------------------------------
10 Years                                                     10.81%      10.57%
5 Years                                                       2.81%       2.62%
1 Year                                                       13.04%      12.78%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on actual returns from January 1, 2012 through June 30, 2012.

Share Class                                              I                II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/12                    $ 1,000.00       $ 1,000.00
Ending Account Value on 6/30/12                      $ 1,137.50       $ 1,136.20
Expenses Paid During Period*                         $     5.31       $     6.59

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% and 1.24% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2012 through June 30, 2012.

Share Class                                              I                II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/12                    $ 1,000.00       $ 1,000.00
Ending Account Value on 6/30/12                      $ 1,019.89       $ 1,018.70
Expenses Paid During Period*                         $     5.02       $     6.22

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% and 1.24% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/12
--------------------------------------------------------------------------------

The U.S. commercial real estate sector posted strong gains during the six months ended June 30, 2012, outperforming domestic and international stock markets. The sector benefited from solid earnings results and strong investor demand for the attractive yields offered by real estate investment trust (REITs). In the following interview, Matthew Troxell of AEW Capital Management, L.P., subadviser for Pioneer Real Estate Shares VCT Portfolio, discusses the investment environment and the Portfolio's performance during the six-month period.

Q: How would you describe the investment environment for REITs during the six months ended June 30, 2012?

A: Improving property fundamentals, the continuation of historically low levels of new supply, and healthy balance sheets helped the REIT sector outperform domestic and international stock markets during the six months ended June 30, 2012.

      Retail companies were the top-performing major property sector in the REIT market during the first half of 2012. Regional malls led the group, followed by shopping center companies. Strip mall centers, which lagged well behind the REIT universe in 2011, saw strong performance in the first six months of 2012, most likely reflecting the fact that the sector began the year at a substantial discount to other sectors.

      In a similar vein, industrial REITs performed strongly in the first three months of 2012, bouncing back from double-digit losses in 2011. Supply in the sector is generally benign, and so we think that the future performance of industrials will depend on the demand picture, which typically tracks closely with the overall economic outlook.

Q: How did the Portfolio perform in that environment during the six months ended June 30, 2012?

A: Pioneer Real Estate Shares VCT Portfolio's Class I shares returned 13.75% at net asset value during the six months ended June 30, 2012, and Class II shares returned 13.62%. During the same period, the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) U.S. REIT Index (the MSCI Index)1, returned 14.88%, and the average return of the 66 variable portfolios in Lipper's Real Estate Underlying Portfolios category was 14.28%.

      -------------------
      1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

A Word About Risk:

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: What were the main reasons for the Portfolio's underperformance of the MSCI Index and its Lipper peers during the six months ended June 30, 2012?

A: The Portfolio's performance, while rewarding, did lag the MSCI Index and its Lipper peers during the six-month period. While our investment approach emphasizes bottom-up stock-picking and not market timing, our security selection during the quarter, which was based on relative valuations, resulted in different-sized sector bets when compared with the MSCI Index and the Lipper category average. As a result, the Portfolio's underweight position in the outperforming regional mall sector and overweight position in the underperforming diversified sector detracted from relative performance during the six-month period. Additionally, the Portfolio's small cash position was a slight drag on relative performance during the months when the market was rallying.

      To a lesser extent, negative stock selection results also detracted from the Portfolio's relative performance, most notably in the industrial, triple-net lease, and regional mall sectors. However, those negative results were partially offset by favorable stock selection in the storage, office, and health care sectors.

Q: How did sector allocation and security selection affect the Portfolio's benchmark-relative performance during the six months ended June 30, 2012?

A: In terms of sector allocation, the Portfolio's underweight positions in the underperforming apartment and health care sectors proved most beneficial for relative performance.

      In regard to individual securities, our decision to overweight the Portfolio's positions in the top-performing Kilroy Realty and Extra Space Storage REITs proved advantageous for relative returns. A large portion of Kilroy Realty's portfolio of office assets is located in southern California, a region of the country that has begun to recover; the stock benefited from the improving situation there. Extra Space Storage has been using its low cost of capital to grow its portfolio, and the company has continued to post solid earnings results.

Q: What individual holdings detracted the most from the Portfolio's relative performance during the six months ended June 30, 2012?

A: Individual Portfolio holdings that proved most disappointing during the period included overweight positions in the underperforming REITs First Potomac Realty and Entertainment Properties Trust. First Potomac lagged during the period due to the company's announcement in the first quarter of 2012 that they were in danger of breaching a debt covenant due to an accounting error. First Potomac managed to avoid committing the breach, but the announcement alarmed investors, and the stock sold off. Within the triple-net lease sector, Entertainment Properties Trust's primary charter school tenant, Imagine Schools, lost a contract to operate charter schools in the St. Louis area, thus affecting Entertainment Properties' performance. Entertainment Properties' management expects little, if any, economic impact from the contract loss overall, as the company has a master lease agreement with Imagine that cross-collateralizes all assets; in addition, Imagine is well capitalized. During the second quarter of 2012, however, investors began to

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/12                           (continued)
--------------------------------------------------------------------------------

      question Entertainment Properties' due diligence regarding new investments after the issues with Imagine Schools arose, and the stock price suffered as a result.

Q:    What is your outlook for the REIT market in the coming months?

A: The U.S. economic recovery appears to be slowing, though bright spots exist that should help to keep the economy out of another recession. We think the current environment should continue to support a gradual improvement in underlying fundamentals of the various commercial property types in which the Portfolio typically invests. That scenario, combined with low interest rates, should provide support for REIT prices. Against that backdrop, our investment process for the Portfolio will continue to focus on security selection within each property sector, and on companies that we believe represent the best relative values.

Please refer to the Schedule of Investments on pages 7 and 8 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                   Value
          COMMON STOCKS - 99.2%
          Consumer Services - 1.5%
          Hotels, Resorts & Cruise
          Lines - 1.5%
14,000    Starwood Hotels & Resorts Worldwide,
          Inc.                                     $   742,560
                                                   -----------
          Total Consumer Services                  $   742,560
                                                   -----------
          Real Estate - 97.7%
          Diversified REIT's - 8.4%
20,554    American Assets Trust, Inc.              $   498,434
27,800    Liberty Property Trust                     1,024,152
39,200    Retail Opportunity Investments Corp.         472,752
 7,000    Select Income Real Estate Investment
          Trust (144A)*                                166,320
22,500    Vornado Realty Trust                       1,889,550
                                                   -----------
                                                   $ 4,051,208
                                                   -----------
          Industrial REIT's - 5.4%
45,300    First Potomac Realty Trust*              $   533,181
63,000    Prologis, Inc.                             2,093,490
                                                   -----------
                                                   $ 2,626,671
                                                   -----------
          Office REIT's - 14.4%
12,500    Alexandria Real Estate Equities, Inc.    $   909,000
41,000    BioMed Realty Trust, Inc.                    765,880
21,200    Boston Properties, Inc.                    2,297,444
 7,400    Coresite Realty Corp.*                       191,068
32,800    DuPont Fabros Technology, Inc.               936,768
31,500    Kilroy Realty Corp.*                       1,524,915
19,800    Piedmont Office Realty Trust, Inc.
          (144A)                                       340,758
                                                   -----------
                                                   $ 6,965,833
                                                   -----------
          Residential REIT's - 17.6%
11,500    American Campus Communities, Inc.        $   517,270
16,700    AvalonBay Communities, Inc.                2,362,716
17,100    Camden Property Trust                      1,157,157
10,800    Equity Lifestyle Properties, Inc.            744,876
54,000    Equity Residential Property Trust          3,367,440
 2,400    Essex Property Trust, Inc.                   369,408
                                                   -----------
                                                   $ 8,518,867
                                                   -----------
          Retail REIT's - 23.6%
64,200    DDR Corp.                                $   939,888
12,700    Federal Realty Investment Trust            1,321,943
57,600    Kite Realty Group Trust                      287,424
14,900    National Retail Properties, Inc.             421,521
24,300    Ramco-Gershenson Properties Trust*           305,451
23,000    Regency Centers Corp.                      1,094,110
29,100    Retail Properties of America, Inc.
          (144A)*                                      282,852
30,700    Simon Property Group, Inc.                 4,778,763
33,100    The Macerich Co.                           1,954,555
                                                   -----------
                                                   $11,386,507
                                                   -----------
          Specialized REIT's - 26.4%
28,300    CubeSmart, Inc.                          $   330,261
20,500    Entertainment Properties Trust (144A)        842,755
30,200    Extra Space Storage, Inc.                    924,120
46,100    HCP, Inc.                                  2,035,315
 8,600    Health Care Real Estate Investment
          Trust, Inc.                                  501,380
95,500    Host Hotels & Resorts, Inc.                1,510,810
39,800    Omega Healthcare Investors, Inc.             895,500
15,600    Pebblebrook Hotel Trust                      363,636
18,000    Public Storage, Inc.                       2,599,380
25,300    RLJ Lodging Trust (144A)*                    458,689
36,000    Ventas, Inc.                               2,272,320
                                                   -----------
                                                   $12,734,166
                                                   -----------
          Real Estate Operating
          Companies - 1.9%
24,600    Brookfield Office Properties, Inc.       $   428,532
31,500    Forest City Enterprises, Inc.*               459,900
                                                   -----------
                                                   $   888,432
                                                   -----------
          Total Real Estate                        $47,171,684
                                                   -----------
          TOTAL COMMON STOCKS
          (Cost $21,735,398)                       $47,914,244
                                                   -----------
          TOTAL INVESTMENT IN
          SECURITIES - 99.2%
          (Cost $21,735,398) (a)                   $47,914,244
                                                   -----------
          OTHER ASSETS &
          LIABILITIES - 0.8%                       $   391,352
                                                   -----------
          TOTAL NET ASSETS - 100.0%                $48,305,596
                                                   ===========

REIT's Real Estate Investment Trust.

*      Non-income producing security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2012, the value of these securities amounted to $2,091,374 or 4.3% of total net assets.

(a) At June 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $22,575,054 was as follows:

       Aggregate gross unrealized gain for all investments in
          which there is an excess of value over tax cost           $25,469,829
       Aggregate gross unrealized loss for all investments in
          which there is an excess of tax cost over value              (130,639)
                                                                    -----------
       Net unrealized gain                                          $25,339,190
                                                                    ===========

The accompanying notes are an integral part of these financial statements.     7

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2012 aggregated $848,487 and $3,516,974, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 -- quoted prices in active markets for identical securities
Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2012, in valuing the Portfolio's assets:

                                  Level 1      Level 2    Level 3       Total
Common Stocks                   $47,914,244     $  --      $  --     $47,914,244
                                -----------     -----      -----     -----------
Total                           $47,914,244     $  --      $  --     $47,914,244
                                ===========     =====      =====     ===========

8     The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Six Months
                                                      Ended
                                                     6/30/12     Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                   (unaudited)    12/31/11     12/31/10     12/31/09     12/31/08     12/31/07
Class I
Net asset value, beginning of period               $ 17.53       $ 16.34      $ 13.04      $ 10.41      $ 23.49      $ 33.01
                                                   -------       -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                             $  0.22       $  0.44      $  0.24      $  0.35      $  0.49      $  0.55
 Net realized and unrealized gain (loss) on
   investments                                        2.18          1.18         3.46         2.76        (6.87)       (6.29)
                                                   -------       -------      -------      -------      -------      -------
  Net increase (decrease) from investment
    operations                                     $  2.40       $  1.62      $  3.70      $  3.11      $ (6.38)     $ (5.74)
Distributions to shareowners:
 Net investment income                               (0.21)        (0.43)       (0.40)       (0.35)       (0.49)       (0.47)
 Net realized gain                                      --            --           --           --        (5.96)       (3.31)
 Tax return of capital                                  --            --           --        (0.13)       (0.25)          --
                                                   -------       -------      -------      -------      -------      -------
Net increase (decrease) in net asset value         $  2.19       $  1.19      $  3.30      $  2.63      $(13.08)     $ (9.52)
                                                   -------       -------      -------      -------      -------      -------
Net asset value, end of period                     $ 19.72       $ 17.53      $ 16.34      $ 13.04      $ 10.41      $ 23.49
                                                   =======       =======      =======      =======      =======      =======
Total return*                                        13.75%        10.02%       28.70%       31.64%      (38.19)%     (18.88)%
Ratio of net expenses to average net assets+          1.00%**       1.03%        1.03%        1.10%        1.04%        0.91%
Ratio of net investment income to average net
  assets+                                             2.34%**       2.48%        1.68%        3.48%        2.57%        1.65%
Portfolio turnover rate                                  4%**         10%          11%          30%          22%          15%
Net assets, end of period (in thousands)           $11,104       $10,428      $11,035      $10,151      $ 9,513      $19,636

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.     9

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Six Months
                                                      Ended
                                                     6/30/12     Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                   (unaudited)    12/31/11     12/31/10     12/31/09     12/31/08     12/31/07
Class II
Net asset value, beginning of period               $ 17.54       $ 16.35      $ 13.03      $ 10.38      $ 23.45      $ 32.96
                                                   -------       -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                             $  0.20       $  0.40      $  0.19      $  0.33      $  0.45      $  0.46
 Net realized and unrealized gain (loss) on
   investments                                        2.18          1.18         3.49         2.78        (6.86)       (6.27)
                                                   -------       -------      -------      -------      -------      -------
  Net increase (decrease) from investment
    operations                                     $  2.38       $  1.58      $  3.68      $  3.11      $ (6.41)     $ (5.81)
Distributions to shareowners:
 Net investment income                               (0.19)        (0.39)       (0.36)       (0.33)       (0.45)       (0.39)
 Net realized gain                                      --            --           --           --        (5.96)       (3.31)
 Tax return of capital                                  --            --           --        (0.13)       (0.25)          --
                                                   -------       -------      -------      -------      -------      -------
Net increase (decrease) in net asset value         $  2.19       $  1.19      $  3.32      $  2.65      $(13.07)     $ (9.51)
                                                   -------       -------      -------      -------      -------      -------
Net asset value, end of period                     $ 19.73       $ 17.54      $ 16.35      $ 13.03      $ 10.38      $ 23.45
                                                   =======       =======      =======      =======      =======      =======
Total return*                                        13.62%         9.76%       28.53%       31.56%      (38.35)%     (19.09)%
Ratio of net expenses to average net assets+          1.24%**       1.28%        1.27%        1.33%        1.30%        1.16%
Ratio of net investment income to average net
  assets+                                             2.08%**       2.24%        1.45%        3.21%        2.41%        1.44%
Portfolio turnover rate                                  4%**         10%          11%          30%          22%          15%
Net assets, end of period (in thousands)           $37,202       $35,435      $38,057      $39,638      $32,712      $54,005

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

10    The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost $21,735,398)              $47,914,244
 Cash                                                         208,687
 Receivables --
  Investment securities sold                                    4,980
  Portfolio shares sold                                        61,495
  Dividends                                                   159,814
 Other                                                            315
                                                          -----------
   Total assets                                           $48,349,535
                                                          -----------
LIABILITIES:
 Payables --
  Portfolio shares repurchased                            $     8,245
  Due to affiliates                                             8,683
 Accrued expenses                                              27,011
                                                          -----------
   Total liabilities                                      $    43,939
                                                          -----------
NET ASSETS:
 Paid-in capital                                          $22,421,519
 Undistributed net investment income                           20,370
 Accumulated net realized loss on investments                (315,139)
 Net unrealized gain on investments                        26,178,846
                                                          -----------
   Total net assets                                       $48,305,596
                                                          ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $11,104,060/563,170 shares)            $     19.72
                                                          ===========
 Class II (based on $37,201,536/1,885,894 shares)         $     19.73
                                                          ===========

The accompanying notes are an integral part of these financial statements.    11

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/12

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $1,033)       $784,729
 Interest                                                     1,654
                                                           --------
  Total investment income                                                $  786,383
                                                                         ----------
EXPENSES:
 Management fees                                           $190,060
 Transfer agent fees
  Class I                                                       748
  Class II                                                      804
 Distribution fees
  Class II                                                   45,881
 Administrative reimbursements                                6,826
 Custodian fees                                               3,518
 Professional fees                                           25,600
 Printing expense                                             2,450
 Fees and expenses of nonaffiliated trustees                  3,469
 Miscellaneous                                                1,221
                                                           --------
  Total expenses                                                         $  280,577
                                                                         ----------
   Net investment income                                                 $  505,806
                                                                         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                        $1,588,662
                                                                         ----------
 Change in net unrealized gain on investments                            $3,960,720
                                                                         ----------
 Net gain on investments                                                 $5,549,382
                                                                         ----------
 Net increase in net assets resulting from operations                    $6,055,188
                                                                         ==========

12    The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             Six Months
                                                                                               Ended
                                                                                              6/30/12         Year Ended
                                                                                            (unaudited)        12/31/11
FROM OPERATIONS:
Net investment income                                                                       $    505,806     $     618,749
Net realized gain on investments                                                               1,588,662         7,224,894
Change in net unrealized gain (loss) on investments                                            3,960,720        (3,279,479)
                                                                                            ------------     -------------
  Net increase in net assets resulting from operations                                      $  6,055,188     $   4,564,164
                                                                                            ------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.21 and $0.43 per share, respectively)                                          $   (119,372)    $    (264,882)
 Class II ($0.19 and $0.39 per share, respectively)                                             (366,064)         (820,751)
                                                                                            ------------     -------------
  Total distributions to shareowners                                                        $   (485,436)    $  (1,085,633)
                                                                                            ------------     -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                            $  2,507,909     $   4,695,030
Reinvestment of distributions                                                                    485,435         1,085,633
Cost of shares repurchased                                                                    (6,120,733)      (12,488,385)
                                                                                            ------------     -------------
 Net decrease in net assets resulting from resulting from Portfolio share transactions      $ (3,127,389)    $  (6,707,722)
                                                                                            ------------     -------------
 Net increase (decrease) in net assets                                                      $  2,442,363     $  (3,229,191)
NET ASSETS:
Beginning of period                                                                           45,863,233        49,092,424
                                                                                            ------------     -------------
End of period                                                                               $ 48,305,596     $  45,863,233
                                                                                            ============     =============
Undistributed net investment income                                                         $     20,370     $          --
                                                                                            ============     =============

                                  '12 Shares        '12 Amount       '11 Shares         '11 Amount
                                 (unaudited)        (unaudited)
CLASS I
Shares sold                           12,419       $    233,230          30,754      $     525,305
Reinvestment of distributions          6,325            119,372          15,773            264,882
Less shares repurchased              (50,556)          (955,975)       (126,970)        (2,171,841)
                                    --------       ------------        --------      -------------
  Net decrease                       (31,812)      $   (603,373)        (80,443)     $  (1,381,654)
                                    ========       ============        ========      =============
CLASS II
Shares sold                          120,807       $  2,274,679         245,789      $   4,169,725
Reinvestment of distributions         19,386            366,063          48,824            820,751
Less shares repurchased             (274,877)        (5,164,758)       (602,013)       (10,316,544)
                                    --------       ------------        --------      -------------
  Net decrease                      (134,684)      $ (2,524,016)       (307,400)     $  (5,326,068)
                                    ========       ============        ========      =============

The accompanying notes are an integral part of these financial statements.    13

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

1.    Organization and Significant Accounting Policies
Pioneer Real Estate Shares VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation
      Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

      Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

      At June 30, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B.    Foreign Currency Translation
      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.    Federal Income Taxes
      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

      A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the statement of operations.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2011 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2011, were as follows:

--------------------------------------------------------------------------------
                                                                        2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                     $ 1,085,633
                                                                    -----------
  Total distributions                                               $ 1,085,633
                                                                    ===========
Distributable Earnings:
Capital loss carryforward                                           $  (226,079)
Current year post-October loss
deferred                                                               (838,066)
Unrealized appreciation                                              21,378,470
                                                                    -----------
  Total                                                             $20,314,325
                                                                    ===========
--------------------------------------------------------------------------------

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.    Portfolio Shares and Class Allocations
      The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
      (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $109,364 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2012. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

E.    Risks
      Because the Portfolio invests a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and return of capital distributions may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

F.    Repurchase Agreements
      With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.    Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets up to $500 million; and 0.75% of the Portfolio's average daily net assets over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,959 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2012.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3.    Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,983 in transfer agent fees payable to PIMSS at June 30, 2012.

4.    Distribution Plan
The Portfolio has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $741 in distribution fees payable to PFD at June 30, 2012.

[LOGO]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust

Officers                                               Trustees
John F. Cogan, Jr., President*                         Thomas J. Perna, Chairman
Daniel K. Kingsbury, Executive Vice President          David R. Bock
Mark E. Bradley, Treasurer**                           Mary K. Bush
Christopher J. Kelley, Secretary                       John F. Cogan, Jr.
                                                       Benjamin M. Friedman
                                                       Margaret B.W. Graham
                                                       Daniel K. Kingsbury
                                                       Marguerite A. Piret
                                                       Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*     Chief Executive Officer of the Funds
**    Chief Financial and Accounting Officer of the Funds

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19614-06-0812


                                                            [LOGO]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                 Pioneer Strategic Income VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT
                                                                   June 30, 2012

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio
  Portfolio and Performance Update                                             2
  Comparing Ongoing Portfolio Expenses                                         3
  Portfolio Management Discussion                                              4
  Schedule of Investments                                                      7
  Financial Statements                                                        28
  Notes to Financial Statements                                               33
  Trustees, Officers and Service Providers                                    39

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/12
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       30.6%
International Corporate Bonds                                              13.4%
Collateralized Mortgage Obligations                                        12.4%
Senior Secured Loans                                                       10.5%
Foreign Government Bonds                                                    7.6%
U.S. Government Securities                                                  6.0%
Municipal Bonds                                                             5.7%
Convertible Corporate Bonds                                                 5.1%
Asset Backed Securities                                                     3.1%
Temporary Cash Investment                                                   2.0%
U.S. Preferred Stocks                                                       1.4%
Convertible Preferred Stocks                                                1.3%
International Common Stocks                                                 0.6%
U.S. Common Stocks                                                          0.3%

Maturity Distribution
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

0-2 years                                                                  14.7%
2-5 years                                                                  31.3%
5-7 years                                                                  18.5%
7-10 years                                                                 23.3%
10-20 years                                                                 4.3%
20+ years                                                                   7.9%

Five Largest Holdings
(As a percentage of long-term holdings)*

1. Canada Housing Trust No 1,
    3.75%, 3/15/20 (144A)                                                  1.89%
2. Flextronics Semiconductor, Ltd.,
    A Closing Date Loan, 10/1/14                                           0.94
3. Linn Energy LLC, 6.25%,
    11/1/19 (144A)                                                         0.93
4. Grifols, Inc., New U.S. Tranche B
    Term Loan, 6/4/17                                                      0.85
5. Burger King Holdings, Inc.,
    Tranche B Term Loan,
    10/30/16                                                               0.80

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/12
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                                    6/30/12    12/31/11
  Class I                                                    $ 10.39    $ 10.24
  Class II                                                   $ 10.37    $ 10.22

                                    Net
Distributions per Share             Investment    Short-Term       Long-Term
(1/1/12 - 6/30/12)                  Income        Capital Gains    Capital Gains
  Class I                           $ 0.2710      $  -             $ 0.0952
  Class II                          $ 0.2578      $  -             $ 0.0952

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Strategic Income VCT Portfolio at net asset value, compared to that of the Barclays Capital U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

               Pioneer Strategic      Pioneer Strategic
                   Income VCT             Income VCT          Barclays Capital
               Portfolio, Class I    Portfolio, Class II    U.S. Universal Index
6/02                $10,000                $10,000                $10,000
6/03                $12,076                $12,036                $11,151
6/04                $12,863                $12,797                $11,263
6/05                $14,371                $14,260                $12,100
6/06                $14,691                $14,543                $12,068
6/07                $15,756                $15,559                $12,866
6/08                $16,716                $16,468                $13,667
6/09                $16,632                $16,367                $14,341
6/10                $19,742                $19,388                $15,861
6/11                $21,791                $21,311                $16,619
6/12                $22,564                $22,013                $17,842

The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2012)

--------------------------------------------------------------------------------
                                                            Class I    Class II*
--------------------------------------------------------------------------------
10 Years                                                     8.48%       8.21%
5 Years                                                      7.45%       7.19%
1 Year                                                       3.55%       3.29%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Class II shares commenced operations on May 1, 2003. Portfolio returns shown for Class II shares prior to May 1, 2003 are based on the performance of Class I shares, reduced to reflect the higher expenses of Class II shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on actual returns from January 1, 2012 through June 30, 2012.

Share Class                                                  I            II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/12                       $ 1,000.00    $ 1,000.00
Ending Account Value on 6/30/12                         $ 1,050.70    $ 1,049.50
Expenses Paid During Period*                            $     6.27    $     7.49

* Expenses are equal to the Portfolio's annualized expense ratio of 1.23% and 1.47%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2012 through June 30, 2012.

Share Class                                                  I            II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/12                       $ 1,000.00    $ 1,000.00
Ending Account Value 6/30/12                            $ 1,018.75    $ 1,017.55
Expenses Paid During Period*                            $     6.17    $     7.37

* Expenses are equal to the Portfolio's annualized expense ratio of 1.23% and 1.47%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/12
--------------------------------------------------------------------------------

Corporate bonds and other credit-sensitive securities generated particularly solid performance during the six months ended June 30, 2012, a period in which fixed-income securities in general delivered healthy returns. In the following discussion, Kenneth J. Taubes reviews the factors that affected the performance of Pioneer Strategic Income VCT Portfolio during the six months ended June 30, 2012. Mr. Taubes, Chief Investment Officer, U.S., and portfolio manager at Pioneer Investments, is responsible for the daily management of the Portfolio.

Q:    How did the Portfolio perform during the six months ended June 30, 2012?

A: Pioneer Strategic Income VCT Portfolio Class I shares returned 5.07% at net asset value during the six months ended June 30, 2012, and Class II shares returned 4.95%. During the same period, the Portfolio's benchmark, the Barclays Capital U.S. Universal Index (the Barclays Index), returned 2.87%, and the average return of the 72 variable portfolios in Lipper's General Bond Underlying Portfolios category was 3.94%. On June 30, 2012, the 30-day standardized SEC yield of the Portfolio's Class I shares was 4.79%.

Q: How would you describe the investment environment for fixed-income securities during the six months ended June 30, 2012?

A: Corporate bonds, led by the high-yield sector, returned to favor during the six-month period ended June 30, 2012, as investors' worries somewhat abated about both the European debt situation and a feared "double-dip" recession at home. In Europe, the European Central Bank's (ECB's) more accommodative monetary policy has helped to marginally improve the outlook there, easing financial liquidity problems even as the sovereign-debt problems persist. In the United States, the housing sector has shown progress, while energy costs have declined as domestic energy production has increased. Interest rates also have fallen, which has helped consumers to slightly improve their fiscal situations. While manufacturing growth has slowed a bit, we believe that is mostly due to decreased demand in Europe and Asia.

      Throughout the six-month period, we held to a consistent view that the nation's economy was recovering, although slowly, and that improvements in the housing sector and modest gains in consumer spending would sustain the recovery. We believed that government debt, including U.S. Treasuries, was very expensive and didn't offer long-term value, especially given that little or no progress had been made in Washington, D.C., to deal with the nation's debt problem. We thought corporate debt, in particular, was relatively attractive. Corporations generally have been in good financial condition, with improving cash flows that companies have been using to reduce their debt burdens and build up their cash balances. If anything, corporations were under-investing on the growth side during the six-month period, holding back on expansion plans in light of worries about the debt situation in Europe and concerns about a lack of clarity in U.S. tax and regulatory policies. Consumers in the United States also have generally strengthened their financial positions since the downturn of 2007-08, by reducing personal debt and increasing savings rates.

Q: How was the Portfolio positioned during the six months ended June 30, 2012, and how did the positioning affect performance relative to the Barclays Index?

A: The Portfolio's asset allocation, with an overweighted position in domestic corporate bonds and out-of-benchmark exposure to bank loans, helped to drive the Portfolio's solid outperformance relative to the Barclays Index during the six-month period. Good security selection in corporate bonds further supported relative results. Although we underweighted the Portfolio in U.S. government debt, good selection within the asset class, particularly the

A Word About Risk:
When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investments in high yield or lower-rated securities are subject to greater-than-average risk. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 1-800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Portfolio's holdings in 30-year Treasuries, added to relative performance as the 30-year Treasury continued to outperform shorter-maturity government securities. The Portfolio's interest-rate stance had no notable impact on relative performance; and, although the U.S. dollar weakened somewhat during the period, currency positioning also was not a significant factor in the Portfolio's relative performance.

      At the end of the period on June 30, 2012, the effective duration of the Portfolio's investments was 3.92 years (duration is a measure of a portfolio's price sensitivity to changes in interest rates), and the average maturity of holdings was 7.7 years. We kept the Portfolio's exposure to the euro at a minimal level, while we increased investments in selected emerging market currencies, notably in Asian markets such as Indonesia and the Philippines, where we saw new potential opportunities as local central banks became less restrictive in their monetary policies after reining in inflationary pressures. At the end of the period, 7.8% of the Portfolio's net assets were invested in securities denominated in non-U.S. currencies.

      As of June 30, 2012, U.S. investment-grade corporate bonds accounted for 25.9% of the Portfolio's net assets, while domestic high-yield issues represented 29.8% of assets (10.4% in floating-rate bank loans). Emerging market and international high-yield investments represented another 13.2% of Portfolio assets. Domestic mortgage-backed securities represented 19.2% of net assets, while another 7.4% of net assets was allocated to international investment-grade debt.

Q: What individual investments had the biggest impact on the Portfolio's benchmark-relative performance during the six months ended June 30, 2012?

A: Very good selection in the Portfolio's corporate bond holdings benefited relative performance during the period. Solid individual performers in the Portfolio included the debt of Sun Health Care, an owner-operator of health care facilities that was acquired by Genesis HealthCare; CEVA Group, a logistics company based in the U.K., in which we invested because of the bonds' short maturities and attractive valuations; JPMorgan Chase bonds, which gained in value as the institution continued its recovery; and the convertible securities of NuVasive, a medical device company.

      Notwithstanding the Portfolio's strong performance during the period, there were some disappointments among the holdings. The underperformers in the Portfolio included the debt of James River Coal, whose bonds fell in value as demand for coal weakened during the period as a result of several factors, including an abundant natural gas supply that drove down gas prices, challenges in getting regulatory approval for new coal-fired energy plants, and softened demand from Asia. Slowing economic growth and investors' concerns about controversies over the new political leadership in Argentina adversely affected the performance of two other Portfolio holdings: bonds issued by the Province of Buenos Aires; and the debt of Codere Finance, a Spanish company operating casinos in Latin America, including Argentina.

Q:    What is your investment outlook?

A: Although the pace of economic growth may have slowed so far this year, the economic recovery is proceeding and we think the expansion will persist. Some key sectors are even showing signs of improvement, with housing a notable example. Moreover, recent declines in energy prices should remove one of the obstacles to growth, while modest gains in employment also should help matters by giving a boost to consumer demand.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/12                           (continued)
--------------------------------------------------------------------------------

      A growing economy should support continued improvement in the financial health of American corporations, and support their ability to meet their debt obligations. At current prices, we believe that corporate debt is attractive relative to other fixed-income investments; and we find high-yield corporate bonds especially attractive. In contrast, after a year of outperformance, we believe Treasuries offer even less relative value than before. When one factors in inflation, short-term and intermediate-term Treasuries are realizing negative real yields. Given all the factors discussed here, we think it makes sense to emphasize corporate debt in the Portfolio, including high-yield and investment-grade bonds as well as bank loans.

      We have reduced the Portfolio's exposure to Europe in light of continuing concerns about growth prospects on the Continent. Although growth has slowed in China, the Chinese government has shifted monetary policy to again be more accommodative toward growth. We think that other economies in Asia, including the Philippines and Indonesia, also may offer interesting opportunities.

      We plan to continue to keep the Portfolio well diversified* among the fixed-income sectors, and to maintain our focus on fundamental analysis of the credit-worthiness of individual companies and institutions.

      ----------------
      * Diversification does not assure a profit or protect against loss in a declining market.

      Please refer to the Schedule of Investments on pages 7 to 27 for a full listing of Portfolio securities.

      Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

      Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                     Value
                                      CONVERTIBLE CORPORATE BONDS - 5.1%
                                      Energy - 0.6%
                                      Oil & Gas Equipment & Services - 0.2%
    77,000              B+/NR         Exterran Holdings, Inc., 4.25%, 6/15/14                 $    74,401
                                                                                              -----------
                                      Oil & Gas Storage & Transportation - 0.3%
   100,000              NR/NR         Golar LNG, Ltd., 3.75%, 3/7/17                          $    93,697
                                                                                              -----------
                                      Coal & Consumable Fuels - 0.1%
    62,000              CCC-/B2       James River Coal Co., 3.125%, 3/15/18                   $    17,438
                                                                                              -----------
                                      Total Energy                                            $   185,536
                                                                                              -----------
                                      Materials - 0.4%
                                      Diversified Metals & Mining - 0.3%
   100,000              BB/NR         Vedanta Resources Jersey, Ltd., 5.5%, 7/13/16           $    92,000
                                                                                              -----------
                                      Forest Products - 0.1%
    60,000              NR/NR         Sino-Forest Corp., 4.25%, 12/15/16 (144A) (c)           $    13,800
                                                                                              -----------
                                      Total Materials                                         $   105,800
                                                                                              -----------
                                      Capital Goods - 0.6%
                                      Electrical Components & Equipment - 0.3%
    74,000              B/B2          General Cable Corp., 4.5%, 11/15/29 (Step)              $    72,058
                                                                                              -----------
                                      Construction & Farm Machinery & Heavy Trucks - 0.3%
    40,000              NR/NR         Greenbrier Companies, Inc., 3.5%, 4/1/18                $    35,250
    68,000              B-/NR         Navistar International Corp., 3.0%, 10/15/14                 63,410
                                                                                              -----------
                                                                                              $    98,660
                                                                                              -----------
                                      Total Capital Goods                                     $   170,718
                                                                                              -----------
                                      Health Care Equipment & Services - 0.6%
                                      Health Care Equipment - 0.3%
   103,000              NR/NR         NuVasive, Inc., 2.75%, 7/1/17                           $   101,584
                                                                                              -----------
                                      Health Care Services - 0.1%
    34,000              B+/B2         Omnicare, Inc., 3.25%, 12/15/35                         $    32,342
                                                                                              -----------
                                      Health Care Technology - 0.2%
    50,000              NR/NR         WebMD Health Corp., 2.25%, 3/31/16                      $    46,644
                                                                                              -----------
                                      Total Health Care Equipment & Services                  $   180,570
                                                                                              -----------
                                      Pharmaceuticals, Biotechnology & Life Sciences - 0.2%
                                      Biotechnology - 0.2%
    50,000              NR/NR         PDL BioPharma, Inc., 3.75%, 5/1/15                      $    54,000
                                                                                              -----------
                                      Total Pharmaceuticals, Biotechnology & Life Sciences    $    54,000
                                                                                              -----------
                                      Software & Services - 0.4%
                                      Application Software - 0.4%
     8,000              NR/NR         Concur Technologies, Inc., 2.5%, 4/15/15 (144A)         $    11,340
    50,000              NR/NR         Mentor Graphics Corp., 4.0%, 4/1/31                          53,312
    55,000              BB-/NR        Nuance Communications, Inc., 2.75%, 11/1/31 (144A)           60,706
                                                                                              -----------
                                                                                              $   125,358
                                                                                              -----------
                                      Total Software & Services                               $   125,358
                                                                                              -----------
                                      Technology Hardware & Equipment - 0.6%
                                      Communications Equipment - 0.2%
    50,000              NR/NR         InterDigital, Inc., Pennsylvania, 2.5%, 3/15/16         $    48,562
                                                                                              -----------

The accompanying notes are an integral part of these financial statements.     7

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                     Value
                                      Computer Storage & Peripherals - 0.2%
    65,000              BB/NR         SanDisk Corp., 1.5%, 8/15/17                            $    66,869
                                                                                              -----------
                                      Electronic Components - 0.2%
    95,000              BB+/NR        Vishay Intertechnology, Inc., 2.25%, 5/15/41 (144A)     $    68,044
                                                                                              -----------
                                      Total Technology Hardware & Equipment                   $   183,475
                                                                                              -----------
                                      Semiconductors & Semiconductor Equipment - 1.4%
                                      Semiconductor Equipment - 0.6%
    50,000              BBB-/Baa1     Lam Research Corp., 1.25%, 5/15/18                      $    49,312
   100,000              NR/NR         Novellus Systems, Inc., 2.625%, 5/15/41                     122,875
                                                                                              -----------
                                                                                              $   172,187
                                                                                              -----------
                                      Semiconductors - 0.8%
   150,000              A-/NR         Intel Corp., 2.95%, 12/15/35                            $   169,688
    30,000              A-/A2         Intel Corp., 3.25%, 8/1/39                                   40,388
    50,000              NR/NR         JA Solar Holdings Co., Ltd., 4.5%, 5/15/13                   45,750
                                                                                              -----------
                                                                                              $   255,826
                                                                                              -----------
                                      Total Semiconductors & Semiconductor Equipment          $   428,013
                                                                                              -----------
                                      Telecommunication Services - 0.3%
                                      Integrated Telecommunication Services - 0.3%
    75,000              NR/NR         MasTec, Inc., 4.0%, 6/15/14                             $    90,188
                                                                                              -----------
                                      Total Telecommunication Services                        $    90,188
                                                                                              -----------
                                      TOTAL CONVERTIBLE CORPORATE BONDS
                                      (Cost $1,559,377)                                       $ 1,523,658
                                                                                              -----------
    Shares
                                      PREFERRED STOCKS - 1.4%
                                      Banks - 0.4%
                                      Diversified Banks - 0.4%
     4,000   6.00       BBB+/A3       US Bancorp, Floating Rate Note, 12/31/99 (Perpetual)    $   109,520
                                                                                              -----------
                                      Total Banks                                             $   109,520
                                                                                              -----------
                                      Diversified Financials - 0.7%
                                      Other Diversified Financial Services - 0.7%
     5,800   7.88       BB/Ba2        Citigroup Capital XIII, Floating Rate Note, 10/30/40    $   158,282
     1,950   8.12       CCC+/B3       GMAC Capital Trust I, Floating Rate Note, 2/15/40            46,898
                                                                                              -----------
                                                                                              $   205,180
                                                                                              -----------
                                      Total Diversified Financials                            $   205,180
                                                                                              -----------
                                      Telecommunication Services - 0.3%
                                      Integrated Telecommunication Services - 0.3%
     4,000              BBB-/Baa3     Qwest Corp., 7.375%, 6/1/51                             $   105,880
                                                                                              -----------
                                      Total Telecommunication Services                        $   105,880
                                                                                              -----------
                                      TOTAL PREFERRED STOCKS
                                      (Cost $399,738)                                         $   420,580
                                                                                              -----------
 Principal
Amount ($)
                                      CONVERTIBLE PREFERRED STOCKS - 1.3%
                                      Automobiles & Components - 0.3%
                                      Tires & Rubber - 0.3%
     1,885              NR/NR         The Goodyear Tire & Rubber Co., 5.875%, 4/1/14          $    81,432
                                                                                              -----------
                                      Total Automobiles & Components                          $    81,432
                                                                                              -----------

8     The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                                  Value
                                      Banks - 0.6%
                                      Diversified Banks - 0.6%
       165              BBB+/Ba1      Wells Fargo & Co., 7.5%, 12/31/99 (Perpetual)                        $   185,625
                                                                                                           -----------
                                      Total Banks                                                          $   185,625
                                                                                                           -----------
                                      Real Estate - 0.4%
                                      Real Estate Operating Companies - 0.4%
     2,331              CCC+/Caa2     Forest City Enterprises, Inc., 7.0%, 12/31/99 (Perpetual)            $   123,397
                                                                                                           -----------
                                      Total Real Estate                                                    $   123,397
                                                                                                           -----------
                                      TOTAL CONVERTIBLE PREFERRED STOCKS
                                      (Cost $371,225)                                                      $   390,454
                                                                                                           -----------
    Shares
                                      COMMON STOCKS - 0.4%
                                      Materials - 0.0%+
                                      Forest Products - 0.0%+
     3,450                            Ainsworth Lumber Co, Ltd.*                                           $     6,103
                                                                                                           -----------
                                      Total Materials                                                      $     6,103
                                                                                                           -----------
                                      Transportation - 0.1%
                                      Airlines - 0.0%+
     1,246                            Delta Air Lines, Inc.*                                               $    13,644
                                                                                                           -----------
                                      Marine - 0.1%
    12,750                            Horizon Lines, Inc.*                                                 $    23,970
                                                                                                           -----------
                                      Total Transportation                                                 $    37,614
                                                                                                           -----------
                                      Real Estate - 0.3%
                                      Real Estate Development - 0.3%
    53,392                            Newhall Land Development LLC*                                        $    69,410
                                                                                                           -----------
                                      Total Real Estate                                                    $    69,410
                                                                                                           -----------
                                      TOTAL COMMON STOCKS
                                      (Cost $125,566)                                                      $   113,127
                                                                                                           -----------
 Principal
Amount ($)
                                      ASSET BACKED SECURITIES - 3.1%
                                      Materials - 0.0%+
                                      Precious Metals & Minerals - 0.0%+
    15,812   0.34       CCC/B1        Credit-Based Asset Servicing and Securitization LLC,
                                      Floating Rate Note, 4/25/37                                          $    10,030
                                                                                                           -----------
                                      Steel - 0.0%
     4,937   0.50       A/Ba3         Specialty Underwriting & Residential Finance,
                                      Floating Rate Note, 9/25/36                                          $     4,901
                                                                                                           -----------
                                      Total Materials                                                      $    14,931
                                                                                                           -----------
                                      Automobiles & Components - 0.2%
                                      Automobile Manufacturers - 0.2%
    50,000              A/A1          Santander Drive Auto Receivables Trust, 3.78%, 11/15/17              $    51,451
                                                                                                           -----------
                                      Total Automobiles & Components                                       $    51,451
                                                                                                           -----------
                                      Banks - 1.9%
                                      Diversified Banks - 0.3%
     9,040   0.60       AAA/Aaa       Wells Fargo Home Equity Trust, Floating Rate Note, 11/25/35          $     8,959
    72,851   0.63       AAA/NR        Wells Fargo Home Equity Trust, Floating Rate Note, 12/25/35 (144A)        69,736
                                                                                                           -----------
                                                                                                           $    78,695
                                                                                                           -----------

The accompanying notes are an integral part of these financial statements.     9

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                                     Value
                                      Thrifts & Mortgage Finance - 1.6%
    39,989   0.40       BB/Ba2        Accredited Mortgage Loan Trust, Floating Rate Note, 9/25/36             $    34,735
    37,960   1.15       AA+/Baa3      ACE Securities Corp., Floating Rate Note, 12/25/34                           28,973
    30,000   1.30       BB/A2         Bear Stearns Asset Backed Securities Trust, Floating Rate Note,
                                      10/25/34                                                                     21,158
     9,576   0.98       AA/Aa1        Carrington Mortgage Loan Trust, Floating Rate Note, 2/25/35                   9,315
     4,197   0.37       BB/Ba3        Carrington Mortgage Loan Trust, Floating Rate Note, 2/25/37                   4,119
    77,900              A/B2          Citicorp Residential Mortgage Securities, Inc., 5.836%, 7/25/36
                                      (Step)                                                                       77,625
    15,512   0.31       CCC/Caa1      Citigroup Mortgage Loan Trust, Inc., Floating Rate Note, 7/25/45             10,090
     1,620   6.24       BBB/Ba1       Conseco Financial Corp., Floating Rate Note, 12/1/28                          1,675
    22,319   4.46       BBB/Ba1       Countrywide Asset-Backed Certificates, Floating Rate Note, 10/25/35          21,546
    22,186   5.68       BB/Ba1        Countrywide Asset-Backed Certificates, Floating Rate Note, 10/25/46          22,208
    47,588   5.07       AAA/B2        Countrywide Asset-Backed Certificates, Floating Rate Note, 2/25/36           44,851
    20,877   0.50       BB-/Ba3       Countrywide Asset-Backed Certificates, Floating Rate Note, 4/25/36           19,087
    37,515   0.43       BBB-/B2       Countrywide Asset-Backed Certificates, Floating Rate Note, 6/25/36           34,364
    10,047   0.30       A/Ba1         Countrywide Asset-Backed Certificates, Floating Rate Note, 7/25/37            9,937
    19,718   0.43       B-/B2         Countrywide Asset-Backed Certificates, Floating Rate Note, 8/25/36           18,061
    10,923   0.70       AA+/NR        First Franklin Mortgage Loan Asset Backed Certificates, Floating
                                      Rate Note, 3/25/35                                                           10,266
     1,572   0.79       AAA/NR        First Franklin Mortgage Loan Asset Backed Certificates, Floating
                                      Rate Note, 9/25/34                                                            1,529
    25,000   0.76       NR/Baa1       First Franklin Mortgage Loan Asset Backed Certificates, Floating
                                      Rate Note, 9/25/35                                                           23,510
       505   0.36       A/A2          Fremont Home Loan Trust, Floating Rate Note, 2/25/36                            503
    18,524   0.35       BB/Ba2        GSAMP Trust, Floating Rate Note, 8/25/36                                     17,677
     5,342   0.37       BBB/Aa3       Option One Mortgage Loan Trust, Floating Rate Note, 2/25/38                   5,295
    25,000   0.72       AA/A1         RAMP Trust, Floating Rate Note, 7/25/35                                      23,507
    28,891   0.69       AA+/A3        RASC Trust, Floating Rate Note, 8/25/35                                      27,725
     4,427   0.37       BB-/Baa3      Soundview Home Equity Loan Trust, Floating Rate Note, 1/25/37                 4,370
    25,000   0.38       CCC/Ba2       Structured Asset Securities Corp., Floating Rate Note, 3/25/37               19,125
                                                                                                              -----------
                                                                                                              $   491,251
                                                                                                              -----------
                                      Total Banks                                                             $   569,946
                                                                                                              -----------
                                      Diversified Financials - 1.0%
                                      Other Diversified Financial Services - 0.2%
    10,605   1.05       B/B1          Ellington Loan Acquisition Trust, Floating Rate Note, 5/27/37 (144A)    $    10,430
    13,636   0.53       AAA/Aa1       Home Equity Asset Trust, Floating Rate Note, 12/25/35                        12,972
    31,005   0.69       AA/A1         Home Equity Asset Trust, Floating Rate Note, 8/25/35                         29,913
     6,395   0.49       AAA/A1        JP Morgan Mortgage Acquisition Corp., Floating Rate Note, 12/25/35            5,964
                                                                                                              -----------
                                                                                                              $    59,279
                                                                                                              -----------
                                      Specialized Finance - 0.1%
    25,000   0.95       A/A2          Irwin Home Equity Corp., Floating Rate Note, 4/25/30                    $    20,846
     3,241   0.68       AA+/Aa1       Mastr Asset Backed Securities Trust, Floating Rate Note, 5/25/35              3,185
                                                                                                              -----------
                                                                                                              $    24,031
                                                                                                              -----------
                                      Consumer Finance - 0.3%
    50,000   0.30       AAA/Aaa       MBNA Credit Card Master Note Trust, Floating Rate Note, 10/15/15        $    50,000
    50,000   0.62       BB/A3         Novastar Home Equity Loan, Floating Rate Note, 1/25/36                       40,702
                                                                                                              -----------
                                                                                                              $    90,702
                                                                                                              -----------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                                      Value
                                      Asset Management & Custody Banks - 0.4%
   123,958              A/NR          Triton Container Finance LLC, 4.21%, 5/14/27 (144A)                      $   124,454
                                                                                                               -----------
                                      Total Diversified Financials                                             $   298,466
                                                                                                               -----------
                                      TOTAL ASSET BACKED SECURITIES
                                      (Cost $905,215)                                                          $   934,794
                                                                                                               -----------
                                      COLLATERALIZED MORTGAGE OBLIGATIONS - 12.2%
                                      Banks - 7.1%
                                      Thrifts & Mortgage Finance - 7.1%
    20,429       3.11   AAA/Baa3      Adjustable Rate Mortgage Trust, Floating Rate Note, 4/25/35              $    18,715
    35,079              NR/B2         Banc of America Alternative Loan Trust, 5.25%, 5/25/34                        35,740
    33,383              NR/B1         Banc of America Alternative Loan Trust, 5.5%, 11/25/19                        33,852
    39,083              AAA/Baa2      Banc of America Alternative Loan Trust, 5.75%, 4/25/33                        41,126
    11,966              NR/B2         Banc of America Alternative Loan Trust, 6.0%, 11/25/34                        11,713
    15,389              NR/Ba2        Banc of America Alternative Loan Trust, 6.0%, 3/25/34                         15,883
    34,584              NR/B2         Banc of America Alternative Loan Trust, 6.0%, 4/25/34                         34,189
    13,780              CC/B1         Banc of America Funding Corp., 5.75%, 10/25/35                                13,891
   237,648              NR/Caa2       Bayview Commercial Asset Trust, 3.855%, 9/25/37 (Step) (144A)                 21,982
    29,433       0.61   AAA/Aa3       Bayview Commercial Asset Trust, Floating Rate Note, 4/25/34 (144A)            24,327
    25,919       5.07   A-/B2         Bear Stearns Adjustable Rate Mortgage Trust, Floating Rate Note,
                                      2/25/35                                                                       25,786
    66,971       2.33   AAA/Baa2      Bear Stearns Adjustable Rate Mortgage Trust, Floating Rate Note,
                                      8/25/33                                                                       64,921
    41,738              AAA/A2        Charlie Mac LLC, 5.0%, 10/25/34                                               42,624
    53,908              NR/Baa1       Citigroup Mortgage Loan Trust, Inc., 6.75%, 8/25/34                           57,620
    36,163       2.63   A-/NR         Citigroup Mortgage Loan Trust, Inc., Floating Rate Note, 9/25/35              36,033
    37,090       0.42   A+/A1         Commercial Mortgage Pass Through Certificates, Floating Rate Note,
                                      6/15/22 (144A)                                                                35,249
    20,175              AAA/Aa3       Countrywide Alternative Loan Trust, 4.25%, 9/25/33                            20,365
    68,881              B+/NR         Countrywide Alternative Loan Trust, 5.25%, 9/25/33                            71,566
    10,803              BB/B2         Countrywide Alternative Loan Trust, 5.5%, 1/25/35                             11,005
    26,305              B/Caa2        Countrywide Alternative Loan Trust, 5.5%, 3/25/35                             21,647
    48,163              BB/NR         Countrywide Alternative Loan Trust, 5.5%, 8/25/34                             47,651
    15,827       0.65   AAA/Baa3      Countrywide Alternative Loan Trust, Floating Rate Note, 3/25/34               15,232
    88,686       0.70   AAA/Ba1       Countrywide Alternative Loan Trust, Floating Rate Note, 9/25/34               85,467
    16,968              NR/Ba2        Countrywide Home Loan Mortgage Pass Through Trust, 5.5%, 3/25/34              17,118
       774       2.91   BB/B1         Countrywide Home Loan Mortgage Pass Through Trust, Floating Rate Note,
                                      9/25/33                                                                          657
    46,772       1.50   AAA/NR        Deutsche Mortgage Securities, Inc., Floating Rate Note, 6/28/47 (144A)        46,787
    21,661       0.61   D/C           Downey Savings & Loan Association Mortgage Loan Trust, Floating Rate
                                      Note, 10/19/45                                                                 5,140
 3,400,000       1.37   BBB/A3        Extended Stay America Trust, Floating Rate Note, 1/5/16 (144A)                18,234
    18,487              CCC/NR        First Horizon Asset Securities, Inc., 6.0%, 5/25/36                           17,791
    25,000       5.31   A/A2          GMAC Commercial Mortgage Securities, Inc., Floating Rate Note, 4/10/40        24,394
    50,000       5.31   BBB+/Baa2     GMAC Commercial Mortgage Securities, Inc., Floating Rate Note,
                                      5/10/36 (144A)                                                                50,081
    50,000              NR/NR         GS Mortgage Securities Corp. II, 4.209%, 2/10/21 (144A)                       49,915
    33,614       5.25   BB+/NR        GSR Mortgage Loan Trust, Floating Rate Note, 7/25/35                          32,797
     8,111       0.89   AAA/Baa2      Impac CMB Trust, Floating Rate Note, 9/25/34                                   6,266
    48,706       0.60   NR/Ba1        JP Morgan Chase Commercial Mortgage Securities Corp., Floating Rate
                                      Note, 11/15/18 (144A)                                                         39,452

The accompanying notes are an integral part of these financial statements.    11

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                                      Value
                                      Thrifts & Mortgage Finance - (continued)
   100,000   4.65       BBB+/Baa1     JP Morgan Chase Commercial Mortgage Securities Corp., Floating Rate
                                      Note, 7/15/28 (144A)                                                     $    98,409
    22,093   5.23       NR/B2         JP Morgan Mortgage Trust, Floating Rate Note, 10/25/35                        21,176
    14,713   2.56       CCC/B1        JP Morgan Mortgage Trust, Floating Rate Note, 11/25/35                        14,582
    39,749   5.11       BB-/NR        JP Morgan Mortgage Trust, Floating Rate Note, 6/25/35                         39,709
    12,051   5.41       AAA/Aaa       Lehman Brothers Small Balance Commercial, Floating Rate Note,
                                      12/25/36 (144A)                                                               11,928
    21,817              B+/NR         MASTR Alternative Loans Trust, 5.5%, 10/25/19                                 22,483
    32,104   6.81       A-/NR         Mastr Seasoned Securities Trust, Floating Rate Note, 9/25/32                  33,807
    17,515              AAA/Aaa       Merrill Lynch Mortgage Trust, 4.556%, 6/12/43                                 17,544
    97,506   0.71       AAA/A3        MLCC Mortgage Investors, Inc., Floating Rate Note, 4/25/29                    87,424
   100,000              NR/NR         Morgan Stanley Reremic Trust, 5.0%, 11/26/36 (144A)                           96,915
    32,157              NR/Aa3        PHH Mortgage Capital LLC, 6.6%, 12/25/27 (Step) (144A)                        31,342
    46,400              B/NR          Residential Asset Securitization Trust, 5.5%, 7/25/35                         41,482
   234,929   0.65       AAA/NR        Residential Asset Securitization Trust, Floating Rate Note, 5/25/33          211,959
    26,125              B-/B2         Structured Asset Securities Corp., 5.0%, 5/25/35                              25,815
    43,287   2.88       AAA/A3        Structured Asset Securities Corp., Floating Rate Note, 10/25/33               42,478
    19,672   2.83       AAA/A1        Structured Asset Securities Corp., Floating Rate Note, 6/25/33                19,432
    10,731   0.58       AAA/Ba3       WaMu Mortgage Pass Through Certificates, Floating Rate Note, 10/25/44          8,391
     4,084   2.48       CC/NR         WaMu Mortgage Pass Through Certificates, Floating Rate Note, 9/25/35           4,059
    20,646              AA+/Ba2       Wells Fargo Mortgage Backed Securities Trust, 5.25%, 10/25/35                 20,806
    18,768              BB-/B1        Wells Fargo Mortgage Backed Securities Trust, 5.5%, 10/25/35                  18,952
    54,623   2.63       BBB-/B1       Wells Fargo Mortgage Backed Securities Trust, Floating Rate Note,
                                      3/25/35                                                                       53,388
    56,195   3.63       NR/B1         Wells Fargo Mortgage Backed Securities Trust, Floating Rate Note,
                                      3/25/36                                                                       53,273
    54,462   2.63       AA/NR         Wells Fargo Mortgage Backed Securities Trust, Floating Rate Note,
                                      6/25/35                                                                       51,908
     4,107   5.08       CC/NR         Wells Fargo Mortgage Backed Securities Trust, Floating Rate Note,
                                      9/25/35                                                                        4,059
                                                                                                               -----------
                                                                                                               $ 2,126,537
                                                                                                               -----------
                                      Total Banks                                                              $ 2,126,537
                                                                                                               -----------
                                      Diversified Financials - 2.2%
                                      Other Diversified Financial Services - 1.6%
    63,000              A+/Baa2       American Tower Trust, 5.957%, 4/15/37 (144A)                             $    65,982
    18,702              AAA/Ba1       Banc of America Mortgage Securities, Inc., 4.75%, 10/25/20                    18,632
    50,803   3.00       AAA/NR        Banc of America Mortgage Securities, Inc., Floating Rate Note, 6/25/34        49,639
    40,199   3.06       AAA/NR        Banc of America Mortgage Securities, Inc., Floating Rate Note, 7/25/33        39,657
    21,399   5.06       AA-/NR        Banc of America Mortgage Securities, Inc., Floating Rate Note, 9/25/35        20,494
     5,677              CCC/Caa1      Chaseflex Trust, 5.0%, 5/25/20                                                 5,393
    40,000              BBB/A1        Credit Suisse Mortgage Capital Certificates, 5.343%, 12/15/39                 39,476
    75,000   4.25       NR/NR         Credit Suisse Mortgage Capital Certificates, Floating Rate Note,
                                      6/25/50 (144A)                                                                70,547
    37,366              CCC/NR        JP Morgan Alternative Loan Trust, 6.0%, 3/25/36                               26,509
    12,647              AAA/Aa3       RALI Trust, 5.0%, 1/25/33                                                     12,982
    50,000              AAA/B1        RALI Trust, 5.75%, 4/25/34                                                    50,011
    49,241              AAA/NR        RALI Trust, 6.0%, 10/25/34                                                    49,608
    21,769   0.85       AAA/Ba3       RALI Trust, Floating Rate Note, 4/25/34                                       20,204

12    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                                         Value
                                      Other Diversified Financial Services - (continued)
    23,118   2.68       AAA/Baa3      Structured Adjustable Rate Mortgage Loan Trust, Floating Rate Note,
                                      2/25/34                                                                     $    20,890
                                                                                                                  -----------
                                                                                                                  $   490,024
                                                                                                                  -----------
                                      Specialized Finance - 0.0%+
     2,649   0.85       AA/Caa1       Indymac Index Mortgage Loan Trust, Floating Rate Note, 4/25/34              $     1,820
                                                                                                                  -----------
                                      Asset Management & Custody Banks - 0.2%
    49,127   2.86       NR/NR         Jefferies & Co, Inc., Floating Rate Note, 5/26/37 (144A)                    $    48,599
                                                                                                                  -----------
                                      Investment Banking & Brokerage - 0.4%
   100,000   7.62       BBB+/Baa2     Bear Stearns Commercial Mortgage Securities, Floating Rate Note,
                                      10/15/36 (144A)                                                             $   104,189
    25,000   5.94       BB+/Baa3      Bear Stearns Commercial Mortgage Securities, Floating Rate Note,
                                      9/11/38                                                                          21,501
                                                                                                                  -----------
                                                                                                                  $   125,690
                                                                                                                  -----------
                                      Total Diversified Financials                                                $   666,133
                                                                                                                  -----------
                                      Real Estate - 2.1%
                                      Mortgage REIT's - 1.1%
    33,349   2.74       AAA/B1        American Home Mortgage Investment Trust, Floating Rate Note, 6/25/45        $    30,211
    15,606              CC/NR         Credit Suisse First Boston Mortgage Securities Corp., 5.0%, 8/25/20              15,711
    35,000   6.01       CCC-/Caa1     Credit Suisse First Boston Mortgage Securities Corp., Floating Rate Note,
                                      11/15/36 (144A)                                                                  29,739
    26,880   1.75       AA+/WR        Credit Suisse First Boston Mortgage Securities Corp., Floating Rate Note,
                                      8/25/33                                                                          24,969
    37,290   5.50       CC/Caa1       Deutsche ALT-A Securities Inc Alternate Loan Trust, Floating Rate Note,
                                      11/25/35                                                                         32,182
    30,000   4.49       NR/A3         FREMF Mortgage Trust, Floating Rate Note, 1/25/46 (144A)                         29,121
    25,000   3.61       NR/A2         FREMF Mortgage Trust, Floating Rate Note, 11/25/46                               24,388
    50,000   4.44       A+/NR         FREMF Mortgage Trust, Floating Rate Note, 7/25/48 (144A)                         50,051
    50,000   4.44       A-/NR         FREMF Mortgage Trust, Floating Rate Note, 7/25/48 (144A)                         45,344
    75,000   4.31       NR/Baa2       FREMF Mortgage Trust, Floating Rate Note, 9/25/44 (144A)                         65,606
                                                                                                                  -----------
                                                                                                                  $   347,322
                                                                                                                  -----------
                                      Specialized REIT's - 0.7%
   198,203              NR/Aaa        Entertainment Properties Trust, 5.244%, 2/15/18 (144A)                      $   200,891
                                                                                                                  -----------
                                      Real Estate Services - 0.3%
   100,000   0.99       AA+/Aa1       Banc of America Large Loan, Inc., Floating Rate Note, 8/15/29 (144A)        $    92,636
                                                                                                                  -----------
                                      Total Real Estate                                                           $   640,849
                                                                                                                  -----------
                                      Government - 0.8%
                                      Government - 0.8%
   100,000              NR/NR         Government National Mortgage Association, 4.5%, 9/20/39                     $   114,148
   510,309   1.74       NR/NR         Government National Mortgage Association, Floating Rate Note,
                                      10/16/43                                                                         38,891
   345,048   1.47       NR/Aaa        Government National Mortgage Association, Floating Rate Note,
                                      10/16/52                                                                         24,133
   651,053   1.26       NR/NR         Government National Mortgage Association, Floating Rate Note, 3/16/51            32,784
   300,354   1.51       NR/NR         Government National Mortgage Association, Floating Rate Note, 4/16/51            19,068
                                                                                                                  -----------
                                                                                                                  $   229,024
                                                                                                                  -----------
                                      Total Government                                                            $   229,024
                                                                                                                  -----------
                                      TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                      (Cost $3,778,437)                                                           $ 3,662,543
                                                                                                                  -----------

The accompanying notes are an integral part of these financial statements.    13

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

   Principal   Floating   S&P/Moody's
  Amount ($)   Rate (b)   Ratings                                                                               Value
                                        CORPORATE BONDS - 43.4%
                                        Energy - 8.0%
                                        Oil & Gas Drilling - 1.3%
     140,000              BB/Ba3        Atwood Oceanics, Inc., 6.5%, 2/1/20                               $   146,300
     110,000              B-/B3         Offshore Group Investments, Ltd., 11.5%, 8/1/15                       119,350
     100,000              BBB+/Baa1     Pride International, Inc., 6.875%, 8/15/20                            122,697
                                                                                                          -----------
                                                                                                          $   388,347
                                                                                                          -----------
                                        Oil & Gas Equipment & Services - 0.7%
     100,000              B/B3          Expro Finance Luxembourg SCA, 8.5%, 12/15/16 (144A)               $    95,750
     100,000              BB/Ba3        Oil States International, Inc., 6.5%, 6/1/19                          104,000
                                                                                                          -----------
                                                                                                          $   199,750
                                                                                                          -----------
                                        Oil & Gas Exploration & Production - 2.8%
      75,000              B/B3          Carrizo Oil & Gas, Inc., 8.625%, 10/15/18                         $    78,375
      50,000              B/B2          EP Energy LLC, 9.375%, 5/1/20 (144A)                                   51,812
      13,963              BBB+/NR       Gazprom OAO Via Gazprom International SA, 7.201%, 2/1/20               15,236
      38,786              BBB+/NR       Gazprom OAO Via Gazprom International SA, 7.201%, 2/1/20 (144A)        42,323
     275,000              B/B2          Linn Energy LLC, 6.25%, 11/1/19 (144A)                                269,500
      75,000              BBB-/Ba1      Newfield Exploration Co., 5.625%, 7/1/24                               76,688
      95,000              B-/Caa1       Northern Oil and Gas, Inc., 8.0%, 6/1/20 (144A)                        94,525
      50,000              CCC+/Caa1     PetroBakken Energy, Ltd., 8.625%, 2/1/20 (144A)                        49,750
      35,000              B/B1          Samson Investment Co., 9.75%, 2/15/20 (144A)                           34,825
     100,000              BBB-/Baa2     TNK-BP Finance SA, 7.25%, 2/2/20 (144A)                               112,312
      25,000              B/B3          W&T Offshore, Inc., 8.5%, 6/15/19                                      25,812
                                                                                                          -----------
                                                                                                          $   851,158
                                                                                                          -----------
                                        Oil & Gas Storage & Transportation - 2.1%
      35,000              BBB/Baa3      Buckeye Partners LP, 6.05%, 1/15/18                               $    38,036
      73,000              BBB/Baa2      DCP Midstream LLC, 9.75%, 3/15/19 (144A)                               94,638
      50,000       7.00   BB+/Baa3      Enterprise Products Operating LLC, Floating Rate Note, 6/1/67          50,000
      56,000       8.38   BB+/Baa3      Enterprise Products Operating LLC, Floating Rate Note, 8/1/66          60,690
      83,000              BBB/Baa2      Plains All American Pipeline LP, 6.125%, 1/15/17                       96,495
      99,000              A/A3          Questar Pipeline Co., 5.83%, 2/1/18                                   116,777
     100,000              BB/Ba1        Rockies Express Pipeline LLC, 5.625%, 4/15/20 (144A)                   91,000
      40,000       3.48   BB/Ba1        Southern Union Co., Floating Rate Note, 11/1/66                        32,550
      35,000              BBB/Baa2      Spectra Energy Capital LLC, 6.75%, 7/15/18                             40,882
                                                                                                          -----------
                                                                                                          $   621,068
                                                                                                          -----------
                                        Coal & Consumable Fuels - 1.1%
      50,000              BB-/B1        Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (144A)                   $    48,625
     100,000              BB+/Ba1       Peabody Energy Corp., 6.0%, 11/15/18 (144A)                            99,500
     100,000              B/B2          Penn Virginia Resource Partners LP, 8.25%, 4/15/18                    101,000
      85,000              B/B2          Penn Virginia Resource Partners LP, 8.375%, 6/1/20 (144A)              86,275
                                                                                                          -----------
                                                                                                          $   335,400
                                                                                                          -----------
                                        Total Energy                                                      $ 2,395,723
                                                                                                          -----------
                                        Materials - 2.7%
                                        Diversified Chemicals - 0.1%
EURO  25,000              CCC+/Caa1     INEOS Group Holdings SA, 7.875%, 2/15/16 (144A)                   $    27,451
                                                                                                          -----------
                                        Specialty Chemicals - 0.3%
      65,000              BBB/Baa2      Cytec Industries, Inc., 8.95%, 7/1/17                             $    80,747
                                                                                                          -----------

14    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                           Value
                                      Metal & Glass Containers - 0.2%
    50,000              B-/B3         AEP Industries, Inc., 8.25%, 4/15/19                          $    52,000
                                                                                                    -----------
                                      Aluminum - 0.4%
    70,000              BBB-/Baa3     Alcoa, Inc., 6.15%, 8/15/20                                   $    73,688
    50,000              B/B2          Novelis, Inc., Georgia, 8.375%, 12/15/17                           53,500
                                                                                                    -----------
                                                                                                    $   127,188
                                                                                                    -----------
                                      Diversified Metals & Mining - 1.0%
   100,000              BBB-/Baa3     AngloGold Ashanti Holdings Plc, 5.375%, 4/15/20               $   102,773
    75,000              CCC+/Caa1     Mirabela Nickel, Ltd., 8.75%, 4/15/18 (144A)                       51,375
    20,000              BBB-/Baa2     Southern Copper Corp., 5.375%, 4/16/20                             22,160
   100,000              BB/Ba3        Vedanta Resources Plc, 9.5%, 7/18/18 (144A)                       100,500
    20,000              BBB-/Baa3     Volcan Cia Minera SAA, 5.375%, 2/2/22 (144A)                       20,800
                                                                                                    -----------
                                                                                                    $   297,608
                                                                                                    -----------
                                      Steel - 0.7%
    40,000              BBB-/Baa3     ArcelorMittal SA, 5.25%, 8/5/20                               $    38,345
    25,000              BBB-/Baa3     ArcelorMittal SA, 5.5%, 3/1/21                                     23,663
    75,000              B-/B3         Essar Steel Algoma, Inc., 9.375%, 3/15/15 (144A)                   72,375
   100,000              NR/B2         Metinvest BV, 8.75%, 2/14/18 (144A)                                91,000
                                                                                                    -----------
                                                                                                    $   225,383
                                                                                                    -----------
                                      Total Materials                                               $   810,377
                                                                                                    -----------
                                      Capital Goods - 3.1%
                                      Aerospace & Defense - 0.1%
    20,000              A/A2          United Technologies Corp., 4.5%, 6/1/42                       $    21,968
                                                                                                    -----------
                                      Building Products - 0.7%
    75,000              BB+/Ba3       Building Materials Corp. of America, 6.875%, 8/15/18 (144A)   $    79,688
    25,000              BBB-/Ba2      Masco Corp., 5.95%, 3/15/22                                        25,735
    85,000              BBB-/Ba2      Masco Corp., 7.125%, 3/15/20                                       93,786
                                                                                                    -----------
                                                                                                    $   199,209
                                                                                                    -----------
                                      Construction & Engineering - 0.6%
   100,000              BB-/Ba3       Dycom Investments, Inc., 7.125%, 1/15/21                      $   102,500
    75,000              B+/B1         Empresas ICA SAB de CV, 8.9%, 2/4/21 (144A)                        71,438
                                                                                                    -----------
                                                                                                    $   173,938
                                                                                                    -----------
                                      Electrical Components & Equipment - 0.7%
    89,000              B+/Ba2        Belden, Inc., 7.0%, 3/15/17                                   $    91,670
    50,000              B/B3          Coleman Cable, Inc., 9.0%, 2/15/18                                 51,500
    71,000              B/B1          WESCO Distribution, Inc., 7.5%, 10/15/17                           72,598
                                                                                                    -----------
                                                                                                    $   215,768
                                                                                                    -----------
                                      Industrial Conglomerates - 0.2%
    50,000              BB-/Ba2       Boart Longyear Management Pty, Ltd., 7.0%, 4/1/21 (144A)      $    51,125
                                                                                                    -----------
                                      Construction & Farm Machinery & Heavy Trucks - 0.2%
    22,000              A/Baa1        Cummins, Inc., 6.75%, 2/15/27                                 $    27,292
    35,000              B+/B1         Navistar International Corp., 8.25%, 11/1/21                       33,556
                                                                                                    -----------
                                                                                                    $    60,848
                                                                                                    -----------
                                      Industrial Machinery - 0.3%
    49,000              CCC+/Caa2     Mueller Water Products, Inc., 7.375%, 6/1/17                  $    49,000
    65,000              B+/NR         WPE International Cooperatief UA, 10.375%, 9/30/20 (144A)          51,350
                                                                                                    -----------
                                                                                                    $   100,350
                                                                                                    -----------

The accompanying notes are an integral part of these financial statements.    15

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

    Principal   Floating   S&P/Moody's
   Amount ($)   Rate (b)   Ratings                                                                                     Value
                                         Trading Companies & Distributors - 0.3%
      100,000              BBB-/NR       Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)                      $   100,313
                                                                                                                 -----------
                                         Total Capital Goods                                                     $   923,519
                                                                                                                 -----------
                                         Transportation - 0.5%
                                         Airlines - 0.5%
       48,524              BBB-/Baa3     American Airlines 2011-2 Class A Pass Through Trust, 8.625%, 10/15/21   $    50,950
       32,068              A-/Baa2       Delta Air Lines 2010-2 Class A Pass Through Trust, 4.95%, 5/23/19            34,072
       75,000              B/NR          Gol Finance, 9.25%, 7/20/20 (144A)                                           64,725
                                                                                                                 -----------
                                                                                                                 $   149,747
                                                                                                                 -----------
                                         Total Transportation                                                    $   149,747
                                                                                                                 -----------
                                         Consumer Durables & Apparel - 0.4%
                                         Homebuilding - 0.4%
      130,000              NR/Ba3        Desarrolladora Homex SAB de CV, 9.5%, 12/11/19 (144A)                   $   135,200
                                                                                                                 -----------
                                         Total Consumer Durables & Apparel                                       $   135,200
                                                                                                                 -----------
                                         Consumer Services - 1.6%
                                         Casinos & Gaming - 1.1%
       50,000              B/B3          Codere Finance Luxembourg SA, 9.25%, 2/15/19 (144A)                     $    35,250
EURO  108,000       8.25   BB/Ba2        Lottomatica Group S.p.A., Floating Rate Note, 3/31/66 (144A)                115,723
       35,000              NR/WR         Mashantucket Western Pequot Tribe, 8.5%, 11/15/15 (144A) (c)                  2,800
EURO   50,000              B-/B3         Peermont Global Pty, Ltd., 7.75%, 4/30/14 (144A)                             58,857
       55,000              BB-/B1        Scientific Games International, Inc., 9.25%, 6/15/19                         60,225
       65,000              BBB-/NR       Wynn Las Vegas LLC, 5.375%, 3/15/22 (144A)                                   65,325
                                                                                                                 -----------
                                                                                                                 $   338,180
                                                                                                                 -----------
                                         Education Services - 0.5%
       25,000              NR/NR         Bowdoin College, 4.693%, 7/1/12                                         $    25,203
       25,000              AAA/Aaa       Massachusetts Institute of Technology, 5.6%, 7/1/11                          34,718
       40,000              A+/A1         The George Washington University, 1.827%, 9/15/17                            40,291
       25,000              AA-/Aa2       Tufts University, 5.017%, 4/15/12                                            28,586
                                                                                                                 -----------
                                                                                                                 $   128,798
                                                                                                                 -----------
                                         Total Consumer Services                                                 $   466,978
                                                                                                                 -----------
                                         Media - 0.9%
                                         Broadcasting - 0.8%
       33,122              CCC+/Caa3     Intelsat Luxembourg SA, 11.5%, 2/4/17                                   $    34,198
       55,000              CCC+/Caa3     Intelsat Luxembourg SA, 11.5%, 2/4/17 (144A) (PIK)                           56,788
EURO  100,000              B+/B1         Nara Cable Funding, Ltd., 8.875%, 12/1/18 (144A)                            110,120
       25,000              B-/B3         Telesat Canada LLC, 12.5%, 11/1/17                                           27,875
                                                                                                                 -----------
                                                                                                                 $   228,981
                                                                                                                 -----------
                                         Publishing - 0.1%
       25,000              B-/Caa1       Interactive Data Corp., 10.25%, 8/1/18                                  $    27,812
                                                                                                                 -----------
                                         Total Media                                                             $   256,793
                                                                                                                 -----------
                                         Retailing - 0.9%
                                         Internet Retail - 0.9%
      125,000              BBB-/Ba1      Expedia, Inc., 5.95%, 8/15/20                                           $   130,964
      143,000              B/B3          Ticketmaster Entertainment LLC, 10.75%, 8/1/16                              151,580
                                                                                                                 -----------
                                                                                                                 $   282,544
                                                                                                                 -----------
                                         Total Retailing                                                         $   282,544
                                                                                                                 -----------

16    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal   Floating   S&P/Moody's
  Amount ($)   Rate (b)   Ratings                                                                                         Value
                                        Food & Staples Retailing - 0.5%
                                        Drug Retail - 0.5%
      38,667              BBB+/Baa2     CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                              $    42,757
      85,682              BBB+/Baa2     CVS Pass-Through Trust, 6.036%, 12/10/28                                         96,633
                                                                                                                    -----------
                                                                                                                    $   139,390
                                                                                                                    -----------
                                        Total Food & Staples Retailing                                              $   139,390
                                                                                                                    -----------
                                        Food, Beverage & Tobacco - 1.9%
                                        Brewers - 0.2%
      68,000              B+/B1         Cerveceria Nacional Dominicana SA de CV, 8.0%, 3/27/14 (144A)               $    69,360
                                                                                                                    -----------
                                        Soft Drinks - 0.1%
      20,000              BB/Ba2        Central American Bottling Corp., 6.75%, 2/9/22 (144A)                       $    21,100
                                                                                                                    -----------
                                        Agricultural Products - 0.5%
    150,000               BBB-/Ba1      Viterra, Inc., 5.95%, 8/1/20 (144A)                                         $   164,282
                                                                                                                    -----------
                                        Packaged Foods & Meats - 0.7%
    100,000               BB/B1         JBS Finance II, Ltd., 8.25%, 1/29/18 (144A)                                 $    97,000
    150,000               B+/B1         Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                                     117,000
                                                                                                                    -----------
                                                                                                                    $   214,000
                                                                                                                    -----------
                                        Tobacco - 0.4%
    115,000               B/B3          Alliance One International, Inc., 10.0%, 7/15/16                            $   115,288
                                                                                                                    -----------
                                        Total Food, Beverage & Tobacco                                              $   584,030
                                                                                                                    -----------
                                        Health Care Equipment & Services - 1.0%
                                        Health Care Facilities - 0.7%
    150,000               B/B3          CHS, Inc., 8.0%, 11/15/19                                                   $   159,750
     50,000               BB-/B1        Tenet Healthcare Corp., 6.25%, 11/1/18                                           52,875
                                                                                                                    -----------
                                                                                                                    $   212,625
                                                                                                                    -----------
                                        Managed Health Care - 0.3%
     95,000               BB+/Ba2       AMERIGROUP Corp., 7.5%, 11/15/19                                            $   102,125
                                                                                                                    -----------
                                        Total Health Care Equipment & Services                                      $   314,750
                                                                                                                    -----------
                                        Pharmaceuticals, Biotechnology & Life Sciences - 0.3%
                                        Life Sciences Tools & Services - 0.3%
     89,240        9.50   B/Caa1        Catalent Pharma Solutions, Inc., Floating Rate Note, 4/15/15                $    91,359
                                                                                                                    -----------
                                        Total Pharmaceuticals, Biotechnology & Life Sciences                        $    91,359
                                                                                                                    -----------
                                        Banks - 4.3%
                                        Diversified Banks - 2.9%
NOK  450,000              AAA/Aaa       Asian Development Bank, Ltd., 3.375%, 5/20/14                               $    77,634
     100,000       7.38   BB+/NR        Banco Continental SA via Continental Trustees Cayman, Ltd., Floating Rate
                                        Note, 10/7/40 (144A)                                                            102,533
      65,000              NR/Baa2       Banco de Credito del Peru Panama, 5.375%, 9/16/20 (144A)                         67,112
      65,000       6.88   NR/Baa3       Banco de Credito del Peru Panama, Floating Rate Note, 9/16/26 (144A)             70,362
     100,000              NR/Baa2       Bancolombia SA, 5.95%, 6/3/21                                                   106,750
TRY  250,000              AA/Aa2        Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Netherlands,
                                        3/3/15                                                                          111,502
EURO  50,000              NR/Aaa        Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Netherlands,
                                        6.875%, 3/19/20                                                                  61,579
     150,000              A/A2          HSBC Bank Plc, 7.65%, 5/1/25                                                    170,600
     100,000              BBB+/A3       Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)                                     87,437
                                                                                                                    -----------
                                                                                                                    $   855,509
                                                                                                                    -----------

The accompanying notes are an integral part of these financial statements.    17

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

     Principal   Floating   S&P/Moody's                                                                                   Value
    Amount ($)   Rate (b)   Ratings
       100,000              BB+/Baa3      Regional Banks - 1.2%
        81,000       8.25   BBB/Baa3      Capital One Capital V, 10.25%, 8/15/39                                    $   102,000
                                          PNC Financial Services Group, Inc., Floating Rate Note,
        80,000       6.75   BBB/Baa3      5/29/49 (Perpetual)                                                            83,670
                                          PNC Financial Services Group, Inc., Floating Rate Note,
       100,000       5.46   BBB+/Baa1     7/29/49 (Perpetual)                                                            84,376
                                          State Street Capital Trust III, Floating Rate Note, 1/29/49 (Perpetual)       100,278
                                                                                                                    -----------
                                                                                                                    $   370,324
                                                                                                                    -----------
                                          Thrifts & Mortgage Finance - 0.2%
        50,000              BBB-/Baa2     Astoria Financial Corp., 5.0%, 6/19/17                                    $    49,997
DKK      2,555              AAA/WR        Realkredit Danmark AS, 7.0%, 4/1/32                                               499
                                                                                                                    -----------
                                                                                                                    $    50,496
                                                                                                                    -----------
                                          Total Banks                                                               $ 1,276,329
                                                                                                                    -----------
                                          Diversified Financials - 5.7%
                                          Other Diversified Financial Services - 0.9%

       115,000              BBB+/Baa2     Alterra Finance LLC, 6.25%, 9/30/20                                       $   122,282
        25,000              BBB+/Baa2     Hyundai Capital Services, Inc., 4.375%, 7/27/16 (144A)                         26,274
       100,000       7.90   BBB/Ba1       JPMorgan Chase & Co., Floating Rate Note, 4/29/49 (Perpetual)                 109,629
                                                                                                                    -----------
                                                                                                                    $   258,185
                                                                                                                    -----------
                                          Specialized Finance - 0.7%
        75,000              BBB/Baa2      Banque PSA Finance SA, 5.75%, 4/4/21 (144A)                               $    68,926
       121,000              BBB/Baa3      Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                                 119,436
        20,000              BBB/NR        Corp Financiera de Desarrollo SA, 4.75%, 2/8/22 (144A)                         20,900
                                                                                                                    -----------
                                                                                                                    $   209,262
                                                                                                                    -----------
                                          Consumer Finance - 1.2%
CNY  1,000,000              A/A2          Caterpillar Financial Services Corp., 1.35%, 7/12/13                      $   154,720
       106,000       4.00   BBB-/Ba1      SLM Corp., Floating Rate Note, 7/25/14                                        105,977
       118,000              CCC/Caa1      Springleaf Finance Corp., 6.9%, 12/15/17                                       94,178
                                                                                                                    -----------
                                                                                                                    $   354,875
                                                                                                                    -----------
                                          Asset Management & Custody Banks - 0.1%
        35,000       7.52   BBB+/Baa2     Ameriprise Financial, Inc., Floating Rate Note, 6/1/66                    $    37,804
         9,000              BBB-/Baa3     Janus Capital Group, Inc., 6.7%, 6/15/17                                        9,654
                                                                                                                    -----------
                                                                                                                    $    47,458
                                                                                                                    -----------
                                          Investment Banking & Brokerage - 2.8%
        94,453              BBB-/NR       Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                              $   106,177
       245,000       4.00   BB+/Ba2       Goldman Sachs Capital II, Floating Rate Note, 6/1/43                          165,870
        20,000              BBB/Baa2      Jefferies Group, Inc., 5.125%, 4/13/18                                         19,400
        95,000              BBB/Baa2      Jefferies Group, Inc., 6.875%, 4/15/21                                         95,533
        75,000              BBB/A3        Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                                    74,612
        60,000              A-/Baa1       Morgan Stanley, 5.5%, 1/26/20                                                  58,765
       111,000              A-/Baa1       Morgan Stanley, 6.625%, 4/1/18                                                116,058
        75,000              BBB/Baa2      Raymond James Financial, Inc., 4.25%, 4/15/16                                  77,990
        90,000              NR/Baa3       Scottrade Financial Services, Inc., 6.125%, 7/11/21 (144A)                     91,399
        30,000              A/Baa1        TD Ameritrade Holding Corp., 5.6%, 12/1/19                                     34,099
                                                                                                                    -----------
                                                                                                                    $   839,903
                                                                                                                    -----------
                                          Total Diversified Financials                                              $ 1,709,683
                                                                                                                    -----------

18    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                              Value
                                      Insurance - 5.0%
                                      Insurance Brokers - 0.9%
    58,000              CCC+/Caa2     HUB International Holdings, Inc., 10.25%, 6/15/15 (144A)         $    59,088
    85,000              BBB-/Baa3     Ironshore Holdings US, Inc., 8.5%, 5/15/20 (144A)                     92,823
   133,000       4.34   CCC/Caa1      USI Holdings Corp., Floating Rate Note, 11/15/14 (144A)              123,358
                                                                                                       -----------
                                                                                                       $   275,269
                                                                                                       -----------
                                      Life & Health Insurance - 1.6%
    55,000              BBB/Baa2      Delphi Financial Group, Inc., 7.875%, 1/31/20                    $    65,013
   137,000       6.05   BBB/Ba1       Lincoln National Corp., Floating Rate Note, 4/20/67                  125,355
    50,000              BBB/Baa2      MetLife, Inc., 10.75%, 8/1/39                                         69,875
   110,000              A-/Baa2       Protective Life Corp., 7.375%, 10/15/19                              127,142
    10,000              A/Baa2        Prudential Financial, Inc., 6.2%, 1/15/15                             10,977
    50,000       8.88   BBB+/Baa3     Prudential Financial, Inc., Floating Rate Note, 6/15/38               59,375
                                                                                                       -----------
                                                                                                       $   457,737
                                                                                                       -----------
                                      Multi-line Insurance - 0.7%
    80,000              BBB/Baa3      Genworth Financial, Inc., 7.2%, 2/15/21                          $    76,200
    26,000              BBB-/Baa2     Liberty Mutual Group, Inc., 7.3%, 6/15/14 (144A)                      28,475
   123,000       7.00   BB/Baa3       Liberty Mutual Group, Inc., Floating Rate Note, 3/15/37 (144A)       109,470
                                                                                                       -----------
                                                                                                       $   214,145
                                                                                                       -----------
                                      Property & Casualty Insurance - 1.2%
   105,000       7.51   BB+/Ba2       Sirius International Group, Ltd., Floating Rate Note, 5/29/49
                                      (Perpetual) (144A)                                               $   100,702
    25,000              BBB-/Baa3     The Hanover Insurance Group, Inc., 7.5%, 3/1/20                       29,002
   129,000              BBB-/Baa3     The Hanover Insurance Group, Inc., 7.625%, 10/15/25                  145,076
   100,000       6.50   BBB-/Ba1      XL Group Plc, Floating Rate Note, 12/29/49 (Perpetual)                81,250
                                                                                                       -----------
                                                                                                       $   356,030
                                                                                                       -----------
                                      Reinsurance - 0.6%
    61,000              BBB/NR        Platinum Underwriters Finance, Inc., 7.5%, 6/1/17                $    66,806
   100,000              BBB/Baa2      Validus Holdings, Ltd., 8.875%, 1/26/40                              112,014
                                                                                                       -----------
                                                                                                       $   178,820
                                                                                                       -----------
                                      Total Insurance                                                  $ 1,482,001
                                                                                                       -----------
                                      Real Estate - 1.8%
                                      Diversified REIT's - 0.1%
    20,000              BBB/Baa2      Digital Realty Trust LP, 5.875%, 2/1/20                          $    22,030
                                                                                                       -----------
                                      Office REIT's - 0.2%
    20,000              BBB-/Baa2     Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22              $    20,478
    20,000              BBB-/Baa3     BioMed Realty LP, 4.25%, 7/15/22                                      19,983
    25,000              BBB/Baa2      Mack-Cali Realty LP, 4.5%, 4/18/22                                    25,653
                                                                                                       -----------
                                                                                                       $    66,114
                                                                                                       -----------
                                      Retail REIT's - 0.3%
    80,000              BB+/Baa3      DDR Corp., 7.5%, 4/1/17                                          $    91,782
                                                                                                       -----------
                                      Specialized REIT's - 0.9%
    15,000              BBB-/Baa3     CubeSmart LP, 4.8%, 7/15/22                                      $    15,163
    75,000              BBB-/Baa2     Hospitality Properties Trust, 7.875%, 8/15/14                         81,118
    50,000              BB-/B1        Sabra Health Care LP, 8.125%, 11/1/18                                 54,500
   111,000              BBB-/Baa3     Senior Housing Properties Trust, 6.75%, 4/15/20                      120,330
                                                                                                       -----------
                                                                                                       $   271,111
                                                                                                       -----------

The accompanying notes are an integral part of these financial statements.    19

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

      Principal   Floating   S&P/Moody's
     Amount ($)   Rate (b)   Ratings                                                                                      Value
                                           Diversified Real Estate Activities - 0.3%
        75,000               BB/NR         BR Malls International Finance, Ltd., 8.5%, 1/29/49 (Perpetual) (144A)   $    77,700
                                                                                                                    -----------
                                           Total Real Estate                                                        $   528,737
                                                                                                                    -----------
                                           Software & Services - 0.3%
                                           Data Processing & Outsourced Services - 0.3%
       100,000               BB/Ba2        Audatex North America, Inc., 6.75%, 6/15/18 (144A)                       $   105,250
                                                                                                                    -----------
                                           Total Software & Services                                                $   105,250
                                                                                                                    -----------
                                           Technology Hardware & Equipment - 0.2%
                                           Electronic Equipment Manufacturers - 0.2%
        50,000               BB-/B2        Viasystems, Inc., 7.875%, 5/1/19 (144A)                                  $    50,000
                                                                                                                    -----------
                                           Total Technology Hardware & Equipment                                    $    50,000
                                                                                                                    -----------
                                           Telecommunication Services - 2.7%
                                           Alternative Carriers - 0.3%
       100,000               BB-/WR        PAETEC Holding Corp., 8.875%, 6/30/17                                    $   107,750
                                                                                                                    -----------
                                           Integrated Telecommunication Services - 1.6%
        50,000               BB/Baa3       CenturyLink, Inc., 7.6%, 9/15/39                                         $    48,286
       100,000               B/B1          Cincinnati Bell, Inc., 8.375%, 10/15/20                                      102,000
        75,000               BB/Ba2        Frontier Communications Corp., 8.5%, 4/15/20                                  79,500
        60,000               NR/Ba3        GTP Acquisition Partners I LLC, 7.628%, 6/15/16 (144A)                        62,400
        40,000               NR/A2         GTP Towers Issuer LLC, 4.436%, 2/15/15 (144A)                                 41,058
        60,000               A/A2          Qtel International Finance, Ltd., 6.5%, 6/10/14 (144A)                        65,490
        75,000               BBB/Baa2      Telefonica Emisiones SAU, 6.221%, 7/3/17                                      70,409
                                                                                                                    -----------
                                                                                                                    $   469,143
                                                                                                                    -----------
                                           Wireless Telecommunication Services - 0.8%
        80,000               B+/B2         NII Capital Corp., 8.875%, 12/15/19                                      $    72,500
       100,000               BB/Ba3        Vimpel Communications Via VIP Finance Ireland, Ltd. OJSC, 9.125%,
                                           4/30/18 (144A)                                                               106,250
        50,000               NR/NR         WCP Wireless Site Funding, 6.829%, 11/15/15 (144A)                            52,281
                                                                                                                    -----------
                                                                                                                    $   231,031
                                                                                                                    -----------
                                           Total Telecommunication Services                                         $   807,924
                                                                                                                    -----------
                                           Utilities - 1.6%
                                           Electric Utilities - 1.0%
       100,000               NR/Ba1        Dubai Electricity & Water Authority, 8.5%, 4/22/15 (144A)                $   111,125
        25,000        6.70   BB+/Ba1       PPL Capital Funding, Inc., Floating Rate Note, 3/30/67                        24,969
        50,000        6.25   BBB-/Baa2     Southern California Edison Co., Floating Rate Note, 8/1/49 (Perpetual)        52,230
        83,000               BBB+/A3       West Penn Power Co., 5.95%, 12/15/17 (144A)                                   97,393
                                                                                                                    -----------
                                                                                                                    $   285,717
                                                                                                                    -----------
                                           Multi-Utilities - 0.6%
        50,000               BBB+/Baa1     New York State Electric & Gas Corp., 6.15%, 12/15/17 (144A)              $    56,725
       121,032               NR/NR         Ormat Funding Corp., 8.25%, 12/30/20                                         111,349
                                                                                                                    -----------
                                                                                                                    $   168,074
                                                                                                                    -----------
                                           Independent Power Producers & Energy Traders - 0.0%+
        15,389               NR/NR         Juniper Generation LLC, 6.79%, 12/31/14 (144A)                           $    13,399
                                                                                                                    -----------
                                           Total Utilities                                                          $   467,190
                                                                                                                    -----------
                                           TOTAL CORPORATE BONDS
                                           (Cost $12,474,475)                                                       $12,977,524
                                                                                                                    -----------

20    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       Principal   Floating   S&P/Moody's
      Amount ($)   Rate (b)   Ratings                                                                                  Value
                                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 6.0%
         121,735              AAA/Aaa       Fannie Mae, 4.0%, 11/1/41-12/1/41                                    $   129,805
          80,927              AAA/Aaa       Fannie Mae, 4.5%, 3/1/35-12/1/41                                          87,189
          32,195              AAA/Aaa       Fannie Mae, 5.0%, 6/1/40                                                  35,013
           2,110              AAA/Aaa       Fannie Mae, 6.0%, 12/1/31-3/1/32                                           2,376
           1,444              AAA/Aaa       Fannie Mae, 6.5%, 7/1/31-2/1/32                                            1,654
             219              AAA/Aaa       Fannie Mae, 7.0%, 9/1/29                                                     263
          87,289              AAA/Aaa       Federal Home Loan Mortgage Corp., 3.5%, 10/1/40                           91,675
         195,399              AAA/Aaa       Federal Home Loan Mortgage Corp., 5.0%, 5/1/34-11/1/39                   210,708
           1,458              AAA/Aaa       Federal Home Loan Mortgage Corp., 5.5%, 10/1/16                            1,572
         109,811              AAA/Aaa       Government National Mortgage Association I, 4.5%, 9/15/33-4/15/35        120,709
          12,571              AAA/Aaa       Government National Mortgage Association I, 5.0%, 4/15/35                 13,922
         174,686              AAA/Aaa       Government National Mortgage Association I, 5.5%, 1/15/34-11/15/35       195,172
          83,940              AAA/Aaa       Government National Mortgage Association I, 6.0%, 5/15/17-8/15/34         94,577
          11,117              AAA/Aaa       Government National Mortgage Association I, 6.5%, 3/15/29-11/15/32        12,942
           2,013              AAA/Aaa       Government National Mortgage Association I, 7.0%, 5/15/23-3/15/31          2,367
          60,834              AAA/Aaa       Government National Mortgage Association II, 4.5%, 9/20/41                67,186
          13,331              AAA/Aaa       Government National Mortgage Association II, 5.5%, 3/20/34                14,898
          22,527              AAA/Aaa       Government National Mortgage Association II, 6.0%, 11/20/33               25,476
         150,000              AA+/Aaa       U.S. Treasury Bonds, 4.375%, 2/15/38                                     199,031
         100,000              AA+/Aaa       U.S. Treasury Bonds, 4.5%, 5/15/38                                       135,266
          75,000              AA+/Aaa       U.S. Treasury Bonds, 4.5%, 8/15/39                                       101,766
          25,000              AA+/Aaa       U.S. Treasury Bonds, 6.25%, 8/15/23                                       36,312
         200,000              AA+/Aaa       U.S. Treasury Notes, 2.0%, 2/15/22                                       206,734
                                                                                                                 -----------
                                                                                                                 $ 1,786,613
                                                                                                                 -----------
                                            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                            (Cost $1,606,009)                                                    $ 1,786,613
                                                                                                                 -----------
                                            FOREIGN GOVERNMENT BONDS - 7.5%
CAD      495,000              AAA/Aaa       Canada Housing Trust No 1, 3.75%, 3/15/20 (144A)                     $   546,011
CAD       60,000              AAA/Aaa       Canadian Government Bond, 4.25%, 6/1/18                                   68,561
IDR  300,000,000              BB+/NR        Indonesia Recapitalization Bond, 14.25%, 6/15/13                          34,727
IDR  200,000,000              BB+/NR        Indonesia Recapitalization Bond, 14.275%, 12/15/13                        24,058
IDR  300,000,000              BB+/Baa3      Indonesia Treasury Bond, 11.0%, 12/15/12                                  32,806
IDR  100,000,000              BB+/Baa3      Indonesia Treasury Bond, 12.5%, 3/15/13                                   11,213
IDR  893,000,000              NR/NR         Indonesia Treasury Bond, 8.25%, 6/15/32                                  108,839
IDR   75,000,000              NR/Baa3       Indonesia Treasury Bond, 9.0%, 9/15/13                                     8,371
EURO      80,000              BBB+/Ba1      Ireland Government Bond, 4.5%, 4/18/20                                    90,069
EURO      80,000              BBB+/Ba1      Ireland Government Bond, 5.0%, 10/18/20                                   92,195
EURO      60,000              BBB+/Ba1      Ireland Government Bond, 5.9%, 10/18/19                                   73,774
MXN    1,310,000              A-/Baa1       Mexican Bonos, 6.5%, 6/9/22                                              106,010
MXN    1,660,000              A-/Baa1       Mexican Bonos, 7.75%, 11/13/42                                           138,257
PHP    6,695,000              NR/NR         Philippine Government Bond, 5.875%, 3/1/32                               159,291
PHP    2,720,000              NR/Ba2        Philippine Government Bond, 7.625%, 9/29/36                               76,797
          50,000              A-/A2         Poland Government International Bond, 6.375%, 7/15/19                     58,892
         100,000              B/B3          Provincia de Buenos Aires Argentina, 10.875%, 1/26/21 (144A)              54,500
AUD       69,000              AAA/Aaa       Queensland Treasury Corp., 6.0%, 8/14/13                                  72,833
         200,000              BBB/Baa1      Russian Foreign Bond - Eurobond, 5.625%, 4/4/42 (144A)                   213,960
SGD       75,000              NR/Aaa        Singapore Government Bond, 1.625%, 4/1/13                                 59,817

The accompanying notes are an integral part of these financial statements.    21

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

  Principal    Floating   S&P/Moody's
 Amount ($)    Rate (b)   Ratings                                                                                         Value
                                        FOREIGN GOVERNMENT BONDS - (continued)
SEK  980,000              AAA/Aaa       Sweden Government Bond, 5.5%, 10/8/12                                       $   143,175
SEK  500,000              AAA/Aaa       Sweden Government Bond, 6.75%, 5/5/14                                            79,777
                                                                                                                    -----------
                                        TOTAL FOREIGN GOVERNMENT BONDS
                                        (Cost $2,128,699)                                                           $ 2,253,933
                                                                                                                    -----------
                                        MUNICIPAL BONDS - 5.6%
                                        Municipal Airport - 0.0%+
      17,000              B/B3          New Jersey Economic Development Authority, 6.25%, 9/15/29                   $    17,068
                                                                                                                    -----------
                                        Municipal Development - 1.3%
      60,000       5.90   BBB/NR        Brazos Harbor Industrial Development Corp., Floating Rate Note, 5/1/38      $    66,011
      65,000              BBB-/Baa3     Louisiana Local Government Environmental Facilities & Community
                                        Development Authority, 6.75%, 11/1/32                                            72,553
      58,000       7.00   B/B3          New Jersey Economic Development Authority, Floating Rate Note,
                                        11/15/30                                                                         58,219
      70,000              BBB/Baa2      Parish of St John the Baptist Louisiana, 5.125%, 6/1/37                          73,198
      60,000              B+/B1         Port of Corpus Christi Authority of Nueces County, 6.7%, 11/1/30                 60,639
      50,000              BBB/NR        Selma Industrial Development Board, 6.25%, 11/1/33                               55,645
                                                                                                                    -----------
                                                                                                                    $   386,265
                                                                                                                    -----------
                                        Municipal General - 0.6%
      75,000              A+/A1         New Jersey Transportation Trust Fund Authority, 5.5%, 6/15/41               $    86,514
      25,000              AAA/Aa1       New York City Transitional Finance Authority Future Tax Secured Revenue,
                                        5.0%, 11/1/33                                                                    28,192
      66,000              AA-/Aa3       State of Wisconsin, 5.75%, 5/1/33                                                77,590
                                                                                                                    -----------
                                                                                                                    $   192,296
                                                                                                                    -----------
                                        Municipal Higher Education - 2.3%
      98,000              AA-/Aa2       California State University, 5.0%, 11/1/39                                  $   104,789
      70,000              AAA/Aaa       Connecticut State Health & Educational Facility Authority, 5.0%, 7/1/40          77,642
      99,000              AAA/Aaa       Connecticut State Health & Educational Facility Authority, 5.0%, 7/1/42         110,261
      50,000              AAA/Aaa       Houston Higher Education Finance Corp., 5.0%, 5/15/40                            56,818
      30,000              AAA/Aaa       Massachusetts Development Finance Agency, 5.0%, 10/15/40                         34,376
      30,000              AAA/Aaa       Massachusetts Health & Educational Facilities Authority, 6.0%, 7/1/36            36,683
      75,000              AAA/Aaa       Missouri State Health & Educational Facilities Authority, 5.0%, 11/15/39         84,383
      25,000              AAA/Aaa       New York State Dormitory Authority, 5.0%, 10/1/41                                28,617
     100,000              AAA/Aaa       New York State Dormitory Authority, 5.0%, 7/1/38                                112,756
      25,000              AAA/Aaa       Permanent University Fund, 5.0%, 7/1/30                                          30,533
                                                                                                                    -----------
                                                                                                                    $   676,858
                                                                                                                    -----------
                                        Municipal Medical - 0.3%
      25,000              AA-/A1        Massachusetts Development Finance Agency, 5.375%, 4/1/41                    $    27,614
      50,000              A/NR          New Hampshire Health & Education Facilities Authority, 6.5%, 1/1/41              57,345
                                                                                                                    -----------
                                                                                                                    $    84,959
                                                                                                                    -----------
                                        Municipal Pollution - 0.5%
     135,000       5.95   BBB/NR        Port Freeport Texas, Floating Rate Note, 5/15/33                            $   149,523
                                                                                                                    -----------
                                        Municipal Water - 0.6%
      60,000              AAA/Aa1       City of Charleston South Carolina, 5.0%, 1/1/41                             $    68,130
      25,000              AAA/Aa2       Hampton Roads Sanitation District, 5.0%, 4/1/38                                  27,183
      35,000              AAA/Aaa       Metropolitan Water Reclamation District of Greater Chicago, 5.0%,
                                        12/1/30                                                                          40,770

22    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                                 Value
                                      Municipal Water - (continued)
   30,000               AAA/Aaa       Metropolitan Water Reclamation District of Greater Chicago, 5.0%,
                                      12/1/32                                                             $    34,599
                                                                                                          -----------
                                                                                                          $   170,682
                                                                                                          -----------
                                      TOTAL MUNICIPAL BONDS
                                      (Cost $1,470,304)                                                   $ 1,677,651
                                                                                                          -----------
                                      SENIOR FLOATING RATE LOAN INTERESTS** - 10.2%
                                      Energy - 0.9%
                                      Oil & Gas Equipment & Services - 0.6%
  103,036        6.25   B/B2          FTS International Services LLC, Term Loan, 5/6/16                   $    94,464
   85,375        9.00   B-/B2         Hudson Products Holdings, Inc., Term Loan, 8/24/15                       76,837
                                                                                                          -----------
                                                                                                          $   171,301
                                                                                                          -----------
                                      Coal & Consumable Fuels - 0.3%
  100,000        0.00   NR/NR         Bumi Resources Tbk PT, Loan, 8/15/13                                $   100,000
                                                                                                          -----------
                                      Total Energy                                                        $   271,301
                                                                                                          -----------
                                      Materials - 0.7%
                                      Commodity Chemicals - 0.3%
   74,433        6.00   B/B2          CPG International I, Inc., Term Loan, 1/26/17                       $    72,200
                                                                                                          -----------
                                      Aluminum - 0.1%
   40,000        5.75   BB-/Ba2       Noranda Aluminum Holding Corp., Term B Loan, 2/17/19                $    40,250
                                                                                                          -----------
                                      Precious Metals & Minerals - 0.3%
   93,000        5.25   BB-/B1        Fairmount Minerals, Ltd., Tranche B Term Loan, 3/1/17               $    92,593
                                                                                                          -----------
                                      Total Materials                                                     $   205,043
                                                                                                          -----------
                                      Commercial Services & Supplies - 0.5%
                                      Office Services & Supplies - 0.1%
   29,850        4.25   BB+/Ba1       ACCO Brands Corp., Term B Loan, 1/4/19                              $    29,850
                                                                                                          -----------
                                      Research & Consulting Services - 0.4%
  127,428        5.00   BB/WR         Wyle Services Corp., Term Loan (First Lien), 3/31/17                $   126,154
                                                                                                          -----------
                                      Total Commercial Services & Supplies                                $   156,004
                                                                                                          -----------
                                      Transportation - 0.6%
                                      Air Freight & Logistics - 0.2%
   23,296        0.00   NR/NR         CEVA Group Plc, Dollar Tranche B Pre Funded L/C, 8/31/16            $    21,995
   44,718        5.47   NR/Ba3        CEVA Group Plc, US Tranche B Term Loan, 8/31/16                          42,221
                                                                                                          -----------
                                                                                                          $    64,216
                                                                                                          -----------
                                      Railroads - 0.3%
   79,800        4.00   BB+/B1        RailAmerica, Inc., Initial Loan, 2/15/19                            $    79,800
                                                                                                          -----------
                                      Trucking - 0.1%
   35,000        3.99   BB/B1         Swift Transportation Co., Tranche B-1 Term Loan, 12/21/16           $    35,029
                                                                                                          -----------
                                      Total Transportation                                                $   179,045
                                                                                                          -----------
                                      Automobiles & Components - 0.9%
                                      Auto Parts & Equipment - 0.4%
   64,692        2.18   B+/Ba3        Federal-Mogul Corp., Tranche B Term Loan, 12/29/14                  $    61,714
   33,006        2.18   B+/Ba3        Federal-Mogul Corp., Tranche C Term Loan, 12/28/15                       31,487
   39,900        6.75   NR/NR         TI Group Automotive Systems LLC, Term Loan, 3/1/19                       38,836
                                                                                                          -----------
                                                                                                          $   132,037
                                                                                                          -----------

The accompanying notes are an integral part of these financial statements.    23

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                           Value
                                      Automobile Manufacturers - 0.5%
   148,500       6.00   BB/Ba2        Chrysler Group LLC, Tranche B Term Loan, 4/28/17              $   149,790
                                                                                                    -----------
                                      Total Automobiles & Components                                $   281,827
                                                                                                    -----------
                                      Consumer Durables & Apparel - 0.1%
                                      Housewares & Specialties - 0.1%
    29,925       5.25   B+/B1         Yankee Candle Co., Inc., Initial Term Loan, 3/2/19            $    29,844
                                                                                                    -----------
                                      Total Consumer Durables & Apparel                             $    29,844
                                                                                                    -----------
                                      Consumer Services - 1.0%
                                      Casinos & Gaming - 0.1%
    29,925       4.00   BB+/Ba1       Pinnacle Entertainment, Inc., Series A Term Loan, 3/5/19      $    29,883
                                                                                                    -----------
                                      Restaurants - 0.8%
   233,078       4.50   BB-/Ba3       Burger King Holdings, Inc., Tranche B Term Loan, 10/30/16     $   232,397
    19,466       4.75   BB-/NR        Wendy's International, Inc., Term Loan, 4/3/19                     19,365
                                                                                                    -----------
                                                                                                    $   251,762
                                                                                                    -----------
                                      Specialized Consumer Services - 0.1%
    34,913       5.50   B/Ba3         Ascent Capital Group, Inc., Term Loan, 3/6/18                 $    34,891
                                                                                                    -----------
                                      Total Consumer Services                                       $   316,536
                                                                                                    -----------
                                      Media - 0.6%
                                      Broadcasting - 0.2%
    75,000       4.25   NR/Ba3        Telesat Canada, U.S. Term B Loan, 3/28/19                     $    74,344
                                                                                                    -----------
                                      Cable & Satellite - 0.2%
    49,000       4.50   BB-/Ba3       MCC Georgia LLC, Tranche F Term Loan, 10/20/17                $    48,816
                                                                                                    -----------
                                      Publishing - 0.2%
    71,495       4.50   B+/Ba3        Interactive Data Corp., Term B Loan, 1/31/18                  $    70,452
                                                                                                    -----------
                                      Total Media                                                   $   193,612
                                                                                                    -----------
                                      Food, Beverage & Tobacco - 0.3%
                                      Packaged Foods & Meats - 0.3%
    73,875       7.00   B+/B1         Pierre Foods, Inc., Loan (First Lien), 9/30/16                $    74,198
                                                                                                    -----------
                                      Total Food, Beverage & Tobacco                                $    74,198
                                                                                                    -----------
                                      Health Care Equipment & Services - 1.9%
                                      Health Care Services - 1.3%
   180,556       8.75   BB-/Ba1       Sun Healthcare Group, Inc., Term Loan, 10/18/16               $   179,766
   246,875       7.75   B+/B1         Virtual Radiologic Corp., Term Loan A, 11/3/16                    220,336
                                                                                                    -----------
                                                                                                    $   400,102
                                                                                                    -----------
                                      Health Care Facilities - 0.4%
   114,818       3.97   BB/Ba3        Community Health Systems, Inc., Extended Term Loan, 7/25/14   $   113,123
                                                                                                    -----------
                                      Managed Health Care - 0.2%
    26,984       8.50   B+/B1         Aveta, Inc., MMM Term Loan, 3/20/17                           $    26,939
    26,984       8.50   B+/B1         Aveta, Inc., NAMM Term Loan, 4/4/17                                26,883
                                                                                                    -----------
                                                                                                    $    53,822
                                                                                                    -----------
                                      Total Health Care Equipment & Services                        $   567,047
                                                                                                    -----------
                                      Pharmaceuticals, Biotechnology & Life Sciences - 0.8%
                                      Biotechnology - 0.8%
   247,140       4.50   BB-/Ba3       Grifols, Inc., New U.S. Tranche B Term Loan, 6/4/17           $   245,313
                                                                                                    -----------
                                      Total Pharmaceuticals, Biotechnology & Life Sciences          $   245,313
                                                                                                    -----------

24    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                                                        Value
                                      Software & Services - 0.1%
                                      Systems Software - 0.1%
    34,913   4.00       NR/Ba2        Rovi Corp., Tranche B2 Term Loan, 3/30/19                                  $    34,737
                                                                                                                 -----------
                                      Total Software & Services                                                  $    34,737
                                                                                                                 -----------
                                      Technology Hardware & Equipment - 1.2%
                                      Electronic Components - 1.2%
   277,835   2.49       BB+/Ba2       Flextronics Semiconductor, Ltd., A Closing Date Loan, 10/1/14              $   272,799
    79,838   2.50       BB+/Ba2       Flextronics Semiconductor, Ltd., A-1-A Delayed Draw Loan, 10/1/14               78,391
                                                                                                                 -----------
                                                                                                                 $   351,190
                                                                                                                 -----------
                                      Total Technology Hardware & Equipment                                      $   351,190
                                                                                                                 -----------
                                      Semiconductors & Semiconductor Equipment - 0.3%
                                      Semiconductor Equipment - 0.2%
    76,142   4.49       B/B1          Freescale Semiconductor, Inc., Tranche B-1 Term Loan, 12/1/16              $    72,183
                                                                                                                 -----------
                                      Semiconductors - 0.1%
    15,000   4.25       BBB-/Ba2      Semtech Corp., B Term Loan, 2/21/17                                        $    15,000
                                                                                                                 -----------
                                      Total Semiconductors & Semiconductor Equipment                             $    87,183
                                                                                                                 -----------
                                      Utilities - 0.3%
                                      Electric Utilities - 0.3%
   142,369   4.74       CCC/B2        Texas Competitive Electric Holdings Co. LLC, 2017 Term Loan (Extending),
                                      10/10/17                                                                   $    85,408
                                                                                                                 -----------
                                      Total Utilities                                                            $    85,408
                                                                                                                 -----------
                                      TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                      (Cost $3,138,792)                                                          $ 3,078,288
                                                                                                                 -----------
                                      TEMPORARY CASH INVESTMENTS - 2.0%
                                      Repurchase Agreement - 2.0%
   590,000                            Deutschebank AG, 0.2%, dated 6/29/12, repurchase price of $590,000 plus accrued interest on 7/2/12 collateralized by the following: $18,035
                                      U.S. Treasury Bond, 2.0-3.375%, 11/15/26-4/15/32 $583,765 U.S.
                                      Treasury Strip, 0.0-2.625%, 8/5/12-2/15/42                                 $   590,000
                                                                                                                 -----------
                                      TOTAL TEMPORARY CASH INVESTMENTS
                                      (Cost $590,000)                                                            $   590,000
                                                                                                                 -----------
                                      TOTAL INVESTMENT IN SECURITIES - 98.2%
                                      (Cost $28,547,835) (a)                                                     $29,409,165
                                                                                                                 -----------
                                      OTHER ASSETS & LIABILITIES - 1.8%                                          $   512,943
                                                                                                                 -----------
                                      TOTAL NET ASSETS - 100.0%                                                  $29,922,108
                                                                                                                 ===========

+       Amount rounds to less than 0.1%.
(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.
(PIK)   Represents a pay in kind security.
REIT's  Real Estate Investment Trust.
*       Non-income producing security.
NR      Not rated by either S&P or Moody's.
WR      Rating withdrawn by either S&P or Moody's.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2012, the value of these securities amounted to $7,732,998 or 25.8% of total net assets.
** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

The accompanying notes are an integral part of these financial statements.    25

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/12 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

(a) At June 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $28,557,939 was as follows:

      Aggregate gross unrealized gain for all investments in which there is an excess of
      value over tax cost                                                                   $1,733,508
      Aggregate gross unrealized loss for all investments in which there is an excess of
      tax cost over value                                                                     (882,282)
                                                                                            ----------
      Net unrealized gain                                                                   $  851,226
                                                                                            ==========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.
(c)   Security is in default and is non-income producing.

      Principal amounts are denominated in U.S. Dollars unless otherwise noted:
AUD   Australian Dollar
CAD   Canadian Dollar
DKK   Danish Kroner
EURO  Euro
IDR   Indonesian Rupiah
NOK   Norwegian Krone
SEK   Swedish Krone
SGD   Singapore Dollar
MXN   Mexican Peso
PHP   Philippine Peso
CNY   New Chinese Yuan
TRY   Turkish Lira

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2012 were as follows:

                                                        Purchases       Sales
Long-Term U.S. Government Securities                   $ 1,458,224    $1,531,331
Other Long-Term Securities                             $16,343,795    $4,580,545

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes To Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2012, in valuing the Portfolio's assets:

                                        Level 1      Level 2      Level 3       Total
----------------------------------------------------------------------------------------
Convertible Corporate Bonds            $     --    $ 1,523,658     $  --     $ 1,523,658
Preferred Stocks                        420,580             --        --         420,580
Convertible Preferred Stocks            267,057        123,397        --         390,454
Common Stock                            113,127             --        --         113,127
Asset Backed Securities                      --        934,794        --         934,794
Collateralized Mortgage Obligations          --      3,662,543        --       3,662,543
Corporate Bonds                              --     12,977,524        --      12,977,524
U.S. Government Agency Obligations           --      1,786,613        --       1,786,613
Foreign Government Bonds                     --      2,253,933        --       2,253,933
Municipal Bonds                              --      1,677,651        --       1,677,651
Senior Floating Rate Loan Interests          --      3,078,288        --       3,078,288
Repurchase Agreements                        --        590,000        --         590,000
                                       --------    -----------     -----     -----------
Total                                  $800,764    $28,608,401     $  --     $29,409,165
                                       ========    ===========     =====     ===========
Other Financial Instruments*           $ 25,112    $    (3,893)    $  --     $    21,219
                                       ========    ===========     =====     ===========

* Other financial instruments include futures contracts and the unrealized loss on foreign exchange contracts.

26    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

                                                                       Corporate
                                                                         Bonds
Balance as of 12/31/11                                                $  11,127
Realized gain (loss)(1)                                                 (20,886)
Change in unrealized appreciation (depreciation)(2)                      32,224
Net purchases (sales)                                                   (22,485)
Transfers in and out of Level 3                                              --
                                                                      ---------
Balance as of 6/30/12                                                 $      --
                                                                      =========

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.
(2) Change in unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.
*     Transfers are calculated on the beginning of period values.

The accompanying notes are an integral part of these financial statements.    27

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   Six Months
                                                     Ended
                                                    6/30/12      Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                  (unaudited)     12/31/11      12/31/10      12/31/09      12/31/08      12/31/07
Class I
Net asset value, beginning of period              $ 10.24        $ 10.63       $ 10.07       $  8.91       $ 10.83       $ 10.80
                                                  -------        -------       -------       -------       -------       -------
Increase (decrease) from investment operations:
 Net investment income                            $  0.25        $  0.63       $  0.55       $  0.61(a)    $  0.68       $  0.58
 Net realized and unrealized gain (loss) on
  investments, futures contracts and foreign
  currency transactions                              0.27          (0.43)         0.59          1.85         (1.86)         0.09
                                                  -------        -------       -------       -------       -------       -------
  Net increase (decrease) from investment
    operations                                    $  0.52        $  0.20       $  1.14       $  2.46       $ (1.18)      $  0.67
Distributions to shareholders:
 Net investment income                              (0.27)         (0.54)        (0.58)        (0.78)        (0.72)        (0.58)
 Net realized gain                                  (0.10)         (0.05)           --         (0.52)        (0.02)        (0.06)
                                                  -------        -------       -------       -------       -------       -------
  Net increase (decrease) in net asset value      $  0.15        $ (0.39)      $  0.56       $  1.16       $ (1.92)      $  0.03
                                                  -------        -------       -------       -------       -------       -------
Net asset value, end of period                    $ 10.39        $ 10.24       $ 10.63       $ 10.07       $  8.91       $ 10.83
                                                  =======        =======       =======       =======       =======       =======
Total return*                                        5.07%          1.90%(b)     11.61%        29.73%       (11.57)%        6.43%
Ratio of net expenses to average net assets+         1.23%**        1.22%         1.23%         1.28%         0.89%         0.84%
Ratio of net investment income to average net
 assets+                                             4.69%**        5.30%         5.25%         6.43%         6.49%         5.26%
Portfolio turnover rate                                42%**          43%           92%           71%           66%           64%
Net assets, end of period (in thousands)          $11,380        $11,312       $15,494       $15,096       $12,822       $17,665
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                        1.23%**        1.22%         1.23%         1.28%         0.89%         0.84%
 Net investment income                               4.69%**        5.30%         5.25%         6.43%         6.49%         5.26%


(a) Net investment income per share has been calculated using the average shares method.
(b) If the portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been 1.83%.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.

28    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   Six Months
                                                     Ended
                                                    6/30/12      Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                  (unaudited)     12/31/11      12/31/10      12/31/09      12/31/08      12/31/07
Class II
Net asset value, beginning of period              $ 10.22        $ 10.62       $ 10.06       $  8.92       $ 10.83       $ 10.80
                                                  -------        -------       -------       -------       -------       -------
Increase (decrease) from investment operations:
 Net investment income                            $  0.21        $  0.52       $  0.48       $  0.62(a)    $  0.64       $  0.53
 Net realized and unrealized gain (loss) on
  investments, futures contracts and foreign
  currency transactions                              0.30          (0.35)         0.64          1.82         (1.84)         0.12
                                                  -------        -------       -------       -------       -------       -------
  Net increase (decrease) from investment
    operations                                    $  0.51        $  0.17       $  1.12       $  2.44       $ (1.20)      $  0.65
Distributions to shareholders:
 Net investment income                              (0.26)         (0.52)        (0.56)        (0.77)        (0.69)        (0.56)
 Net realized gain                                  (0.10)         (0.05)           --         (0.52)        (0.02)        (0.06)
                                                  -------        -------       -------       -------       -------       -------
  Net increase (decrease) in net asset value      $  0.15        $ (0.40)      $  0.56       $  1.14       $ (1.91)      $  0.03
                                                  -------        -------       -------       -------       -------       -------
Net asset value, end of period                    $ 10.37        $ 10.22       $ 10.62       $ 10.06       $  8.92       $ 10.83
                                                  =======        =======       =======       =======       =======       =======
Total return*                                        4.95%          1.56%(b)     11.37%        29.35%       (11.69)%        6.17%
Ratio of net expenses to average net assets+         1.47%**        1.47%         1.47%         1.32%         1.14%         1.08%
Ratio of net investment income to average net
 assets+                                             4.45%**        5.06%         4.96%         6.65%         6.27%         5.03%
Portfolio turnover rate                                42%**          43%           92%           71%           66%           64%
Net assets, end of period (in thousands)          $  18,542      $16,511       $16,315       $13,438       $48,988       $59,543
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                        1.47%**        1.47%         1.47%         1.32%         1.14%         1.08%
 Net investment income                               4.45%**        5.06%         4.96%         6.65%         6.27%         5.03%


(a) Net investment income per share has been calculated using the average shares method.
(b) If the portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been 1.50%.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.

The accompanying notes are an integral part of these financial statements.    29

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost $28,547,835)                                                 $29,409,165
 Cash                                                                                            176,753
 Futures Collateral                                                                               21,875
 Foreign currencies, at value (cost $131,688)                                                    132,759
 Receivables --
  Investment securities sold                                                                      10,999
  Portfolio shares sold                                                                           19,993
  Dividends and interest                                                                         352,406
  Variation margin                                                                                 1,852
  Unrealized appreciation on unfunded corporate loans-net                                             70
 Other                                                                                            11,139
                                                                                             -----------
   Total assets                                                                              $30,137,011
                                                                                             -----------
LIABILITIES:
 Payables --
  Investment securities purchased                                                            $   151,046
  Portfolio shares repurchased                                                                     1,165
  Dividends                                                                                          380
  Forward foreign currency settlement contracts, open-net                                          3,893
 Due to affiliates                                                                                 2,729
 Accrued expenses                                                                                 55,690
                                                                                             -----------
   Total liabilities                                                                         $   214,903
                                                                                             -----------
NET ASSETS:
 Paid-in capital                                                                             $28,218,208
 Undistributed net investment income                                                             646,003
 Accumulated net realized gain on investments, foreign currency transactions and futures
  contracts                                                                                      174,774
 Net unrealized gain on investments                                                              861,400
 Net unrealized loss on forward foreign currency contracts and other assets and
   liabilities denominated in foreign currencies                                                  (3,389)
 Net unrealized gain on futures contracts                                                         25,112
                                                                                             -----------
   Total net assets                                                                          $29,922,108
                                                                                             ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $11,380,100/1,095,185 shares)                                             $     10.39
                                                                                             ===========
 Class II (based on $18,542,008/1,788,113 shares)                                            $     10.37
                                                                                             ===========

30    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/12

INVESTMENT INCOME:
 Interest                                                                               $ 877,374
 Dividends                                                                                 22,735
                                                                                        ---------
   Total investment income                                                                              $  900,109
                                                                                                        ----------
EXPENSES:
 Management fees                                                                        $  97,211
 Transfer agent fees
  Class I                                                                                     737
  Class II                                                                                    737
 Distribution fees
  Class II                                                                                 23,294
 Administrative reimbursements                                                              4,299
 Custodian fees                                                                            13,557
 Professional fees                                                                         25,505
 Printing expense                                                                          11,294
 Fees and expenses of nonaffiliated trustees                                                3,539
 Miscellaneous                                                                             30,415
                                                                                        ---------
   Total expenses                                                                                       $  210,588
                                                                                                        ----------
   Net expenses                                                                                         $  210,588
                                                                                                        ----------
    Net investment income                                                                               $  689,521
                                                                                                        ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) on:
  Investments                                                                           $ 138,025
  Class actions                                                                               319
  Credit default swaps                                                                     20,370
  Futures contracts                                                                       (59,220)
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                      52,409       $  151,903
                                                                                        ---------       ----------
 Change in net unrealized gain (loss) on:
  Investments                                                                           $ 596,418
  Futures contracts                                                                        48,133
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                     (10,042)      $  634,509
                                                                                        ---------       ----------
 Net loss on investments and futures contracts/foreign currency transactions                            $  786,412
                                                                                                        ----------
 Net increase in net assets resulting from operations                                                   $1,475,933
                                                                                                        ==========

The accompanying notes are an integral part of these financial statements.    31

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/12 and the Year Ended 12/31/11, respectively

                                                                                            Six Months
                                                                                               Ended
                                                                                              6/30/12         Year Ended
                                                                                            (unaudited)        12/31/11
FROM OPERATIONS:
Net investment income                                                                      $    689,521      $   1,604,495
Net realized gain on investments, futures contracts, credit default swaps and foreign
 currency transactions                                                                          151,903            399,367
Change in net unrealized gain (loss) on investments, futures contracts and foreign
currency transactions                                                                           634,509         (1,486,303)
                                                                                           ------------      -------------
  Net increase in net assets resulting from operations                                     $  1,475,933      $     517,559
                                                                                           ------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.27 and $0.54 per share, respectively)                                        $   (294,899)     $    (703,102)
  Class II ($0.26 and $0.52 per share, respectively)                                           (464,344)          (850,835)
Net realized gain:
  Class I ($0.10 and $0.05 per share, respectively)                                            (102,231)           (68,144)
  Class II ($0.10 and $0.05 per share, respectively)                                           (165,857)           (84,294)
                                                                                           ------------      -------------
    Total distributions to shareowners                                                     $ (1,027,331)     $  (1,706,375)
                                                                                           ------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $  6,576,064      $  11,941,334
Reinvestment of distributions                                                                 1,024,422          1,709,023
Cost of shares repurchased                                                                   (5,950,237)       (16,447,812)
                                                                                           ------------      -------------
  Net increase (decrease) in net assets resulting from
    Portfolio share transactions                                                           $  1,650,249      $  (2,797,455)
                                                                                           ------------      -------------
  Net increase (decrease) in net assets                                                    $  2,098,851      $  (3,986,271)
NET ASSETS:
Beginning of period                                                                          27,823,257         31,809,528
                                                                                           ------------      -------------
End of period                                                                              $ 29,922,108      $  27,823,257
                                                                                           ============      =============
Undistributed net investment income                                                        $    646,003      $     715,725
                                                                                           ============      =============

                                    '12 Shares      '12 Amount      '11 Shares      '11 Amount
                                   (unaudited)      (unaudited)
CLASS I
Shares sold                             29,430     $    307,634         71,803     $     752,368
Reinvestment of distributions           37,874          395,874         72,977           771,246
Less shares repurchased                (76,721)        (799,943)      (497,622)       (5,228,017)
                                      --------     ------------     ----------     -------------
  Net decrease                          (9,417)    $    (96,435)      (352,843)    $  (3,704,403)
                                      ========     ============     ==========     =============
CLASS II
Shares sold                            604,147     $  6,268,430      1,063,738     $  11,191,614
Reinvestment of distributions           60,246          628,548         88,805           935,129
Less shares repurchased               (491,462)      (5,150,294)    (1,073,852)      (11,219,795)
                                      --------     ------------     ----------     -------------
  Net increase                         172,931     $  1,746,684         78,691     $     906,948
                                      ========     ============     ==========     =============

32    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)
--------------------------------------------------------------------------------

1.    Organization and Significant Accounting Policies
Pioneer Strategic Income VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation
      Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

      Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

      At June 30, 2012, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income from foreign securities are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses from sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.    Foreign Currency Translation
      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.    Forward Foreign Currency Contracts
      The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 5).

D.    Federal Income Taxes
      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

      In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2011, the Portfolio paid no such taxes.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

      The tax character of current year distribution payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2011 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2011, were as follows:

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                       $1,553,937
Long-term capital gain                                                   152,438
                                                                      ----------
 Total distributions                                                  $1,706,375
                                                                      ==========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income                                         $  732,434
Undistributed long-term gain                                             267,938
Unrealized appreciation                                                  254,926
                                                                      ----------
 Total                                                                $1,255,298
                                                                      ==========

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax adjustments relating to interest on defaulted bonds, interest accruals on preferred stock and, the mark to market on foreign currency contracts and futures contracts.

E.    Portfolio Shares and Class Allocations
      The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
      (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $109,364 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2012. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

      During the six months ended June 30, 2012 the Portfolio recognized gains of $319 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

F.    Risks
      When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. Prepayment risk is the chance that fixed-income securities will be paid off early if interest rates fall. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.    Repurchase Agreements
      With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.    Futures Contracts
      The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2012 was $21,875. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

      opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate and counterparty risks, which may exceed the amounts recognized by the Portfolio. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging strategies and potentially result in a loss. The average number of contracts open during the six months ended June 30, 2012 was 52.

     At June 30, 2012, open futures contracts were as follows:

--------------------------------------------------------------------------------
                          Number of
                          Contracts      Settlement                  Unrealized
Type                     Long/(Short)       Month         Value      Gain (loss)
--------------------------------------------------------------------------------
US 10 Yr Note                (21)           9/12       $2,800,875      $ 6,815
US 5 Yr Note (CBT)           (21)           9/12       $2,603,344      $ 3,609
US Ultra Bond (CBT)            5            9/12       $  834,219      $14,688
--------------------------------------------------------------------------------
Total                        (37)                      $6,238,438      $25,112
--------------------------------------------------------------------------------

2.    Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,128 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2012.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3.    Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $224 in transfer agent fees payable to PIMSS at June 30, 2012.

4.    Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $377 in distribution fees payable to PFD at June 30, 2012.

5.    Forward Foreign Currency Contracts
During the six months ended June 30, 2012, the Portfolio entered into various forward foreign currency contracts that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended June 30, 2012 was $1,856,833. There were no outstanding settlement contracts open at June 30, 2012.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

As of June 30, 2012, open portfolio hedge contracts were as follows:

---------------------------------------------------------------------------------------------------
                                                                                           Net
                                                                                        Unrealized
                            Contracts      In Exchange    Settlement                 Appreciation/
Currency                    to Deliver         for           Date         Value      (Depreciation)
---------------------------------------------------------------------------------------------------
MYR (Malaysian Ringgit)        (76,448)     $ (76,448)       8/6/12      (76,448)      $      --
MYR (Malaysian Ringgit)        235,000      $  76,448        8/6/12       73,946       $  (2,502)
EUR (European Dollar)         (500,000)     $(629,298)      7/16/12     (632,935)      $  (3,638)
EUR (European Dollar)          629,298      $ 629,298       7/16/12      629,298       $      --
KRW (Korean Won)               (88,356)     $ (88,356)      9/17/12      (88,356)      $      --
KRW (Korean Won)           104,000,000      $  88,356       9/17/12       90,603       $   2,246
---------------------------------------------------------------------------------------------------
Total                                                                                  $  (3,893)

6. Additional Disclosures about Derivative Instruments and Hedging Activities Values of derivative instruments as of June 30, 2012 were as follows:

------------------------------------------------------------------------------------------------------------------
                                             Asset Derivatives 2012                Liabilities Derivatives 2012
                                        ---------------------------------      -----------------------------------
Derivatives Not Accounted for as
Hedging Instruments Under Accounting
Standards Codification (ASC) 815        Balance Sheet Location    Value        Balance Sheet Location    Value
------------------------------------------------------------------------------------------------------------------
Forward foreign currency contracts      Receivables               $ 2,246      Payables                  $ (6,140)
Futures contracts*                      Receivables               $25,112      Payables                  $     --
------------------------------------------------------------------------------------------------------------------
Total                                                             $27,358                                $ (6,140)
------------------------------------------------------------------------------------------------------------------

*     Reflects unrealized appreciation/depreciation of futures contracts (see
      Note 1I). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 was as follows:

------------------------------------------------------------------------------------------------------------------
Derivatives Not Accounted                                                                          Change in
for as Hedging Instruments                                                                     Unrealized Gain or
Under Accounting                  Location of Gain or (Loss)          Realized Gain or              (Loss) on
Standards Codification                  On Derivatives              (Loss) on Derivatives    Derivatives Recognized
(ASC) 815                            Recognized in Income           Recognized in Income            in Income
------------------------------------------------------------------------------------------------------------------
Forward currency contracts    Net realized gain on forward               $   51,948
                              foreign currency contracts and
                              other assets and liabilities
                              denominated in foreign currencies

Forward currency contracts    Change in unrealized gain on                                        $ (10,948)
                              forward foreign currency contracts
                              and other assets and liabilities
                              denominated in foreign currencies

Interest Rate Futures         Net realized loss on futures               $ (113,606)
                              contracts

Interest Rate Futures         Change in net unrealized gain                                       $  48,133
                              (loss) on futures contracts
------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/12 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

7.    Unfunded Loan Commitments
As of June 30, 2012, the fund had unfunded loan commitments of approximately $15,383 (excluding unrealized appreciation on those commitments of $70 as of June 30, 2012) which could be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------------------
                                                                                     Net
                                                                                  Unrealized
Loan                                              Shares     Cost       Value        Gain
--------------------------------------------------------------------------------------------
Wendy's International, Inc., Delayed Term Loan    15,534    $15,383    $15,453       $70
--------------------------------------------------------------------------------------------
Total                                                                                $70
--------------------------------------------------------------------------------------------

[LOGO]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust

Officers                                               Trustees
John F. Cogan, Jr., President*                         Thomas J. Perna, Chairman
Daniel K. Kingsbury, Executive Vice President          David R. Bock
Mark E. Bradley, Treasurer**                           Mary K. Bush
Christopher J. Kelley, Secretary                       John F. Cogan, Jr.
                                                       Benjamin M. Friedman
                                                       Margaret B.W. Graham
                                                       Daniel K. Kingsbury
                                                       Marguerite A. Piret
                                                       Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*     Chief Executive Officer of the Funds
**    Chief Financial and Accounting Officer of the Funds

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19636-06-0812


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 29, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 29, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 29, 2012

* Print the name and title of each signing officer under his or her signature.